Exhibit 10.1

EXECUTION COPY

REPLACEMENT REVOLVING FACILITY AMENDMENT

REPLACEMENT REVOLVING FACILITY AMENDMENT, dated as of September 20, 2017 (this “Amendment”), to the CREDIT AGREEMENT, dated as of October 16, 2013 (as amended, amended and restated, supplemented or otherwise modified from time to time, including, without limitation, by that certain Replacement Facility Amendment dated as of June 30, 2015, that certain Foreign Subsidiary Borrowing Agreement and Amendment, dated as of January 10, 2017 and that certain Amendment, dated as of March 8, 2017, the “Credit Agreement”), among TRIMAS CORPORATION (“Holdings”), TRIMAS COMPANY LLC, (the “Parent Borrower”), the subsidiary borrowers from time to time parties thereto, the several banks and other financial institutions or entities from time to time parties thereto (the “Lenders”), JPMORGAN CHASE BANK, N.A., as administrative agent (the “Administrative Agent”), and the other agents party thereto.

W I T N E S S E T H:

WHEREAS, pursuant to the Credit Agreement, the Lenders have agreed to make, and have made, certain loans and other extensions of credit to the Parent Borrower and the subsidiary borrowers;

WHEREAS, the Parent Borrower has (i) decided to repay in full all of the outstanding Term Loans, (ii) requested that all of the outstanding Revolving Commitments (the “Existing Revolving Commitments”; the loans outstanding thereunder immediately prior to the Effective Date (as defined below), the “Existing Revolving Loans”, and the Lenders holding such Existing Revolving Commitments or Existing Revolving Loans, collectively, the “Existing Revolving Lenders”) be replaced with a new revolving facility (the “Amended Facility”) in accordance with Section 10.02(d)(ii) of the Credit Agreement by obtaining new revolving commitments (the “New Revolving Commitments”; and the loans thereunder, the “New Revolving Loans”) and (iii) requested that the Credit Agreement be amended in the form attached hereto as Exhibit A (the “Amended Credit Agreement”);

WHEREAS, Section 10.02(d)(ii) of the Credit Agreement permits the Parent Borrower to amend the Credit Agreement, with the written consent of the Administrative Agent, the Parent Borrower and the Lenders providing the Amended Facility, to replace the Existing Revolving Commitments and refinance the Existing Revolving Loans with the Amended Facility and the proceeds thereof;

WHEREAS, upon the occurrence of the Effective Date, the New Revolving Commitments and New Revolving Loans will replace and refinance, as applicable, the Existing Revolving Commitments and the Existing Revolving Loans;

WHEREAS, upon the occurrence of the Effective Date, the Credit Agreement will be deemed amended in the form of the Amended Credit Agreement;

WHEREAS, JPMorgan Chase Bank, N.A., Merrill Lynch, Pierce, Fenner & Smith Incorporated and Wells Fargo Securities, LLC are acting as joint lead arrangers and joint bookrunners in connection with the transactions contemplated by this Amendment and the Amended Credit Agreement (in such capacities, the “Lead Arrangers”);

WHEREAS, each Existing Revolving Lender that executes and delivers a signature page to this amendment (a “Lender Addendum”) and in connection therewith agrees (x) to continue all of its Existing Revolving Commitments as New Revolving Commitments (such continued commitments, the “Continued Revolving Commitments”; and such Lenders, the “Continuing Revolving Lenders”) and (y) to the terms of the Amended Credit Agreement will thereby (i) agree to the terms of this Amendment and the Amended Credit Agreement, (ii) agree to continue all of its Existing Revolving Commitments in a principal amount equal to the aggregate amount of such Existing Revolving Commitments so continued (or such lesser amount as notified to such Lender by the Lead Arrangers prior to the Effective Date) and (iii) agree to make New Revolving Loans from time to time;

WHEREAS, subject to the preceding recitals, each Person (other than a Continuing Revolving Lender in its capacity as such) that executes and delivers a Lender Addendum and agrees in connection therewith (x) to make New Revolving Commitments (such New Revolving Commitments, the “Additional Revolving Commitments”, and the loans thereunder, the “Additional Revolving Loans”, and the Lenders of such Additional Revolving Commitments and Additional Revolving Loans, the “Additional Revolving Lenders”; and the Additional Revolving Lenders together with the Continuing Revolving Lenders, the “New Revolving Lenders”) to the terms of the Amended Credit Agreement will thereby (i) agree to the terms of this Amendment and the Amended Credit Agreement, (ii) commit to make Additional Revolving Commitments to the Borrower on the Effective Date as New Revolving Commitments in an amount as is determined by the Lead Arrangers and notified to such Additional Revolving Lender prior to the Effective Date and (iii) agree to make Additional Revolving Loans from time to time;

WHEREAS, upon the occurrence of the Effective Date, subject to the provisions of Section 2.06(d) of the Amended Credit Agreement, the proceeds of the New Revolving Loans will be used by the Parent Borrower to repay in full the outstanding principal amount of the Existing Revolving Loans;

WHEREAS, the New Revolving Lenders are severally willing to (i) continue their Existing Revolving Commitments as New Revolving Commitments and/or make New Revolving Commitments, as the case may be, and make New Revolving Loans from time to time and (ii) agree to the terms of this Amendment and the Amended Credit Agreement; and

WHEREAS, the Parent Borrower, the Administrative Agent and the New Lenders are willing to agree to this Amendment and the Amended Credit Agreement on the terms set forth herein.

NOW THEREFORE, in consideration of the premises and mutual covenants hereinafter set forth, the parties hereto agree as follows:

SECTION 1. Definitions. Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement.

SECTION 2. New Revolving Commitments.

(a) Subject to the terms and conditions set forth herein (i) each Continuing Revolving Lender agrees to continue all (or such lesser amount as notified to such Lender by the Lead Arranger prior to the Effective Date) of its Existing Revolving Commitments as New Revolving Commitments on the date requested by the Parent Borrower to be the Effective Date in a principal amount equal to such Continuing Revolving Lender’s New Revolving Commitment (as defined below), (ii) each Additional Revolving Lender agrees to provide New Revolving Commitments on and after such date to the Parent Borrower and the Foreign Subsidiary Borrowers in a principal amount equal to such Additional Revolving Lender’s New Revolving Commitment and (iii) each New Revolving Lender agrees to the terms of this Amendment and the Amended Credit Agreement.

(b) For purposes hereof, a Person shall become a party to the Amended Credit Agreement and a New Revolving Lender as of the Effective Date by executing and delivering to the

Administrative Agent, on or prior to the Effective Date, a Lender Addendum in its capacity as a New Revolving Lender. The Parent Borrower shall give notice to the Administrative Agent of the proposed Effective Date not later than one Business Day prior thereto, and the Administrative Agent shall notify each New Revolving Lender thereof. For the avoidance of doubt, (x) the Existing Revolving Commitments of a Continuing Revolving Lender must be continued in whole and may not be continued in part unless approved by the Lead Arrangers and (y) each Additional Revolving Lender must be reasonably acceptable to the Administrative Agent, the Foreign Currency Agent, the Fronting Lender, each Issuing Bank and each Swingline Lender (it being understood and agreed that each such Person’s execution of a signature page hereto shall be deemed to constitute approval of each Additional Revolving Lender that is a party hereto).

(c) The New Revolving Commitments of each New Revolving Lender will be available to the Parent Borrower and the Foreign Subsidiary Borrowers (including, with respect to New Revolving Lenders that are Foreign Currency Lenders, for Foreign Currency Loans in accordance with the Amended Credit Agreement) on the Effective Date. The “New Revolving Commitment” of (i) any Continuing Revolving Lender will be the amount of its Existing Revolving Commitment as set forth in the Register as of the Effective Date (or such lesser amount as notified to such Lender by the Lead Arrangers prior to the Effective Date), which shall be continued as an equal amount of New Revolving Commitments and (ii) of any Additional Revolving Lender will be such amount (not exceeding any commitment offered by such Additional Revolving Lender) allocated to it by the Lead Arrangers and notified to it on or prior to the Effective Date. The Commitments of the New Revolving Lenders are several, and (subject to Section 2.22 of the Amended Credit Agreement) no such Lender will be responsible for any other such Lender’s failure to make or acquire its New Revolving Loans.

(d) The obligation of each New Revolving Lender to make, provide or acquire by continuation New Revolving Commitments on the Effective Date is subject to the satisfaction of the conditions set forth in Section 3 of this Amendment.

(e) On and after the Effective Date, each reference in the Amended Credit Agreement to (i) “Revolving Commitments” shall be deemed a reference to the New Revolving Commitments contemplated hereby and (ii) “Revolving Loans” shall be deemed a reference to the New Revolving Loans contemplated hereby, except in each case as the context may otherwise require. Notwithstanding the foregoing, except as set forth in Section 2(h) of this Amendment, the provisions of the Credit Agreement with respect to indemnification, reimbursement of costs and expenses, increased costs and break funding payments shall continue in full force and effect with respect to, and for the benefit of, each Existing Revolving Lender in respect of such Lender’s Existing Revolving Commitments and Existing Revolving Loans.

(f) On the Effective Date, all Existing Revolving Loans shall be deemed repaid and (to the extent set forth in the Borrowing Request requesting Revolving Loans to be made on the Effective Date) reborrowed as New Revolving Loans in accordance with Section 2.06(d) of the Amended Credit Agreement.

(g) For the avoidance of doubt, the Lenders hereby acknowledge and agree that, at the sole option of the Lead Arrangers, any Lender with Existing Revolving Commitments that all or any portion of which are not continued as Continued Revolving Commitments as contemplated hereby (“Non-Continued Revolving Commitments”) shall, automatically upon receipt of the amount necessary to purchase, at par, the portion of such Lender’s Existing Revolving Commitments constituting Non-Continued Revolving Commitments and any related outstanding revolving loans in connection therewith and pay all accrued interest and fees thereon, be deemed to have assigned such Non-Continued Revolving Commitments and related outstanding revolving loans pursuant to a form of Assignment and Assumption and, accordingly, no other action by the Lenders, the Administrative Agent or the Loan Parties shall be required in connection therewith.

(h) Each Lender party hereto and the Parent Borrower agree that with respect to any payment or deemed payment of Existing Revolving Loans on the Effective Date, any amounts payable pursuant to Section 2.16 of the Credit Agreement as a result of such payment or deemed payment are hereby waived by each Continuing Revolving Lender.

SECTION 3. Effective Date. This Amendment (subject to Section 4), and the obligation of each New Revolving Lender to provide New Revolving Commitments and make New Revolving Loans, shall become effective as of the date (the “Effective Date”) on which the conditions set forth in Section 4.04 of the Amended Credit Agreement have been satisfied.

SECTION 4. Representations and Warranties.

(a) Holdings and the Parent Borrower hereby represent that (i) the representations and warranties of each Loan Party set forth in the Loan Documents are true and correct as of the Amendment Effective Date and (ii) at the time of and immediately after giving effect to the Amendment Effective Date, no Default has occurred and is continuing.

(b) Each Loan Party represents and warrants to each of the Lenders and the Administrative Agent that (i) the Transactions (as defined in the Amended Credit Agreement) to be entered into by each Loan Party are within such Loan Party’s powers and have been duly authorized by all necessary action and (ii) this Amendment has been duly executed and delivered by each Loan Party and constitutes a legal, valid and binding obligation of such Loan Party, enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.

SECTION 5. Amendment to Credit Agreement. Effective as of the Effective Date: (a) the Credit Agreement is hereby amended and restated in its entirety in the form of the Amended Credit Agreement set forth as Exhibit A hereto and (b) the schedules to the Credit Agreement are amended and restated in their entirety in the form appended to the Amended Credit Agreement. All exhibits to the Credit Agreement, in the forms thereof immediately prior to the Effective Date, will continue to be exhibits to the Amended Credit Agreement mutatis mutandis.

SECTION 6. Effect of Amendment.

6.1. Except as expressly set forth herein and in the Amended Credit Agreement, neither this Amendment nor the Amended Credit Agreement shall by implication or otherwise limit, impair, constitute a waiver of or otherwise affect the rights and remedies of the Lenders or the Administrative Agent under the Credit Agreement or any other Loan Document, or alter, modify, amend or in any way affect any of the terms, conditions, obligations, guarantees, covenants or agreements contained in the Credit Agreement or any other provision of the Credit Agreement or of any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and affect. The Parent Borrower and each other Loan Party (i) acknowledges, renews and extends its continued liability under the Credit Agreement and any other Loan Document, (ii) acknowledges and agrees that its guarantee of the Obligations (as such term is defined giving effect to this Amendment) continues in full force and effect, unimpaired, uninterrupted and undischarged, regardless of the effectiveness of this Amendment and (iii) acknowledges and agrees that all of the Liens and security interests created and arising under any Loan Document remain in full force and effect and continue to secure its Obligations

(as such term is defined giving effect to this Amendment), unimpaired, uninterrupted and undischarged, regardless of the effectiveness of this Amendment, except as provided in the Amended Credit Agreement (including, without limitation, Section 10.15 thereof). Nothing herein shall be deemed to entitle the Parent Borrower to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document in similar or different circumstances. Except as expressly set forth herein or in the Amended Credit Agreement (including, without limitation, Section 10.15 thereof), nothing in this Amendment shall be deemed to be a novation of any obligations under the Credit Agreement or any other Loan Document.

6.2. On and after the Effective Date, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof”, “herein”, or words of like import, and each reference to the Credit Agreement in any other Loan Document shall be deemed a reference to the Credit Agreement as amended hereby. This Amendment shall constitute a “Loan Document” for all purposes of the Amended Credit Agreement and the other Loan Documents (as defined in the Amended Credit Agreement).

6.3. Except as expressly provided herein or in the Amended Credit Agreement, the Amended Facility shall be subject to the terms and provisions of the Amended Credit Agreement and the other Loan Documents.

SECTION 7. General.

7.1. GOVERNING LAW. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

7.2. Costs and Expenses. The Parent Borrower agrees to reimburse the Administrative Agent for its reasonable out-of-pocket expenses in connection with this Amendment, including the reasonable fees, charges and disbursements of counsel for the Administrative Agent.

7.3. Counterparts. This Amendment may be executed by one or more of the parties to this Amendment on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of an executed signature page of this Amendment by email or facsimile transmission shall be effective as delivery of a manually executed counterpart hereof.

7.4. Amendments. This Amendment may be amended, modified or supplemented only by a writing signed by the Required Lenders (as defined in the Amended Credit Agreement) and the Parent Borrower; provided that any amendment or modification that would require the consent of all Lenders or all affected Lenders if made under the Amended Credit Agreement shall require the consent of all Lenders (as defined in the Amended Credit Agreement) or all affected Lenders (as defined in the Amended Credit Agreement), as applicable.

7.5. Headings. The headings of this Amendment are used for convenience of reference only, are not part of this Amendment and shall not affect the construction of, or be taken into consideration in interpreting, this Amendment.

[Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective duly authorized officers as of the day and year first above written.

TRIMAS CORPORATION

By:	/s/ Robert J. Zalupski
Name: Robert J. Zalupski
Title: Vice President

TRIMAS COMPANY LLC

By:	/s/ Robert J. Zalupski
Name: Robert J. Zalupski
Title: Vice President

AEROSPACE FINANCE HOLDINGS LLC
ALLFAST FASTENING SYSTEMS, LLC
ARMINAK & ASSOCIATES, LLC
ARROW ENGINE COMPANY
COMPAC CORPORATION
INNOVATIVE MOLDING
LAMONS GASKET COMPANY
MAC FASTENERS, INC.
MARTINIC ENGINEERING, INC.
MONOGRAM AEROSPACE FASTENERS, INC.
NI INDUSTRIES, INC.
NORRIS CYLINDER COMPANY
NORRIS TOOLING LLC
RIEKE-ARMINAK CORP.
RIEKE CORPORATION
RIEKE LEASING CO., INCORPORATED
TRIMAS INTERNATIONAL HOLDINGS LLC

By:	/s/ Robert J. Zalupski
Name: Robert J. Zalupski
Title: Vice President

RIEKE-LAMONS NEDERLAND HOLDINGS B.V.

By:	/s/ Willem Zanting
Name: Willem Zanting
Title: Director A

Signature Page to Amendment

RIEKE-LAMONS NEDERLAND HOLDINGS B.V.

By:	/s/ Joshua A. Sherbin
Name: Joshua A. Sherbin
Title: Director B

TRIMAS CORPORATION LIMITED

By:	/s/ Joshua A. Sherbin
Name: Joshua A. Sherbin
Title: Director

TRIMAS UK AEROSPACE HOLDINGS LIMITED

By:	/s/ Joshua A. Sherbin
Name: Joshua A. Sherbin
Title: Secretary

JPMORGAN CHASE BANK, N.A., as Administrative Agent, as a Lender, as a Fronting Lender, as an Issuing Bank and as a Swingline Lender

By:	/s/ Richard Barritt
Name: Richard Barritt
Title: Vice President

J.P. MORGAN EUROPE LIMITED, as Foreign Currency Agent

By:	/s/ Mark Ryan
Name: Mark Ryan
Title: Vice President

CONTINUING REVOLVING

LENDER ADDENDUM

This Lender Addendum (this “Lender Addendum”) is referred to in, and is a signature page to, the Amendment, dated as of September 20, 2017 (the “Amendment”) to the Credit Agreement dated as of October 16, 2013 (as amended, amended and restated, supplemented or otherwise modified from time to time, including, without limitation, by that certain Replacement Facility Amendment dated as of June 30, 2015, that certain Foreign Subsidiary Borrowing Agreement and Amendment, dated as of January 10, 2017 and that certain Amendment, dated as of March 8, 2017, the “Credit Agreement”), among TRIMAS CORPORATION (“Holdings”), TRIMAS COMPANY LLC, (the “Parent Borrower”), the subsidiary borrowers from time to time parties thereto, the several banks and other financial institutions or entities from time to time parties thereto (the “Lenders”), JPMORGAN CHASE BANK, N.A., as administrative agent (the “Administrative Agent”), and the other agents party thereto. Capitalized terms used but not defined in this Lender Addendum have the meanings assigned to such terms in the Amendment or the Credit Agreement, as applicable.

By executing this Lender Addendum as a Continuing Revolving Lender, the undersigned institution agrees (A) to the terms of the Amendment and the Amended Credit Agreement, (B) on the terms and subject to the conditions set forth in the Amendment and the Amended Credit Agreement, to continue its Existing Revolving Commitments as New Revolving Commitments on the Effective Date in the amount of its New Revolving Commitment, (C) on the Effective Date to make New Revolving Loans in the amount required to give effect to the provisions of Section 2.06(d) of the Amended Credit Agreement and (D) that on the Effective Date, it is subject to, and bound by, the terms and conditions of the Amended Credit Agreement and other Loan Documents as a Lender thereunder and its New Revolving Commitments and New Revolving Loans will be “Revolving Commitments” or “Revolving Loans”, as applicable, under the Amended Credit Agreement.

Name of Institution:	JPMorgan Chase Bank, N.A.

Executing as a Continuing Revolving Lender:

By:	/s/ Richard Barritt
Name: Richard Barritt
Title: Vice President

For any institution requiring a second signature line:

By:
Name:
Title:

[ ] CHECK HERE IF LENDER ELECTS A CASHLESS ROLL OF ITS REVOLVING LOANS]

CONTINUING REVOLVING

LENDER ADDENDUM

This Lender Addendum (this “Lender Addendum”) is referred to in, and is a signature page to, the Amendment, dated as of September 20, 2017 (the “Amendment”) to the Credit Agreement dated as of October 16, 2013 (as amended, amended and restated, supplemented or otherwise modified from time to time, including, without limitation, by that certain Replacement Facility Amendment dated as of June 30, 2015, that certain Foreign Subsidiary Borrowing Agreement and Amendment, dated as of January 10, 2017 and that certain Amendment, dated as of March 8, 2017, the “Credit Agreement”), among TRIMAS CORPORATION (“Holdings”), TRIMAS COMPANY LLC, (the “Parent Borrower”), the subsidiary borrowers from time to time parties thereto, the several banks and other financial institutions or entities from time to time parties thereto (the “Lenders”), JPMORGAN CHASE BANK, N.A., as administrative agent (the “Administrative Agent”), and the other agents party thereto. Capitalized terms used but not defined in this Lender Addendum have the meanings assigned to such terms in the Amendment or the Credit Agreement, as applicable.

By executing this Lender Addendum as a Continuing Revolving Lender, the undersigned institution agrees (A) to the terms of the Amendment and the Amended Credit Agreement, (B) on the terms and subject to the conditions set forth in the Amendment and the Amended Credit Agreement, to continue its Existing Revolving Commitments as New Revolving Commitments on the Effective Date in the amount of its New Revolving Commitment, (C) on the Effective Date to make New Revolving Loans in the amount required to give effect to the provisions of Section 2.06(d) of the Amended Credit Agreement and (D) that on the Effective Date, it is subject to, and bound by, the terms and conditions of the Amended Credit Agreement and other Loan Documents as a Lender thereunder and its New Revolving Commitments and New Revolving Loans will be “Revolving Commitments” or “Revolving Loans”, as applicable, under the Amended Credit Agreement.

Name of Institution:	Bank of America, N.A.

Executing as a Continuing Revolving Lender:

By:	/s/ Michael E. Miller
Name: Michael E. Miller
Title: Vice President

For any institution requiring a second signature line:

By:
Name:
Title:

[X] CHECK HERE IF LENDER ELECTS A CASHLESS ROLL OF ITS REVOLVING LOANS]

CONTINUING REVOLVING

LENDER ADDENDUM

This Lender Addendum (this “Lender Addendum”) is referred to in, and is a signature page to, the Amendment, dated as of September 20, 2017 (the “Amendment”) to the Credit Agreement dated as of October 16, 2013 (as amended, amended and restated, supplemented or otherwise modified from time to time, including, without limitation, by that certain Replacement Facility Amendment dated as of June 30, 2015, that certain Foreign Subsidiary Borrowing Agreement and Amendment, dated as of January 10, 2017 and that certain Amendment, dated as of March 8, 2017, the “Credit Agreement”), among TRIMAS CORPORATION (“Holdings”), TRIMAS COMPANY LLC, (the “Parent Borrower”), the subsidiary borrowers from time to time parties thereto, the several banks and other financial institutions or entities from time to time parties thereto (the “Lenders”), JPMORGAN CHASE BANK, N.A., as administrative agent (the “Administrative Agent”), and the other agents party thereto. Capitalized terms used but not defined in this Lender Addendum have the meanings assigned to such terms in the Amendment or the Credit Agreement, as applicable.

By executing this Lender Addendum as a Continuing Revolving Lender, the undersigned institution agrees (A) to the terms of the Amendment and the Amended Credit Agreement, (B) on the terms and subject to the conditions set forth in the Amendment and the Amended Credit Agreement, to continue its Existing Revolving Commitments as New Revolving Commitments on the Effective Date in the amount of its New Revolving Commitment, (C) on the Effective Date to make New Revolving Loans in the amount required to give effect to the provisions of Section 2.06(d) of the Amended Credit Agreement and (D) that on the Effective Date, it is subject to, and bound by, the terms and conditions of the Amended Credit Agreement and other Loan Documents as a Lender thereunder and its New Revolving Commitments and New Revolving Loans will be “Revolving Commitments” or “Revolving Loans”, as applicable, under the Amended Credit Agreement.

Name of Institution:	Wells Fargo Bank, National Association

Executing as a Continuing Revolving Lender:

By:	/s/ Tom Trail
Name: Tom Trail
Title: Managing Director

For any institution requiring a second signature line:

By:
Name:
Title:

[X] CHECK HERE IF LENDER ELECTS A CASHLESS ROLL OF ITS REVOLVING LOANS]

CONTINUING REVOLVING

LENDER ADDENDUM

This Lender Addendum (this “Lender Addendum”) is referred to in, and is a signature page to, the Amendment, dated as of September 20, 2017 (the “Amendment”) to the Credit Agreement dated as of October 16, 2013 (as amended, amended and restated, supplemented or otherwise modified from time to time, including, without limitation, by that certain Replacement Facility Amendment dated as of June 30, 2015, that certain Foreign Subsidiary Borrowing Agreement and Amendment, dated as of January 10, 2017 and that certain Amendment, dated as of March 8, 2017, the “Credit Agreement”), among TRIMAS CORPORATION (“Holdings”), TRIMAS COMPANY LLC, (the “Parent Borrower”), the subsidiary borrowers from time to time parties thereto, the several banks and other financial institutions or entities from time to time parties thereto (the “Lenders”), JPMORGAN CHASE BANK, N.A., as administrative agent (the “Administrative Agent”), and the other agents party thereto. Capitalized terms used but not defined in this Lender Addendum have the meanings assigned to such terms in the Amendment or the Credit Agreement, as applicable.

By executing this Lender Addendum as a Continuing Revolving Lender, the undersigned institution agrees (A) to the terms of the Amendment and the Amended Credit Agreement, (B) on the terms and subject to the conditions set forth in the Amendment and the Amended Credit Agreement, to continue its Existing Revolving Commitments as New Revolving Commitments on the Effective Date in the amount of its New Revolving Commitment, (C) on the Effective Date to make New Revolving Loans in the amount required to give effect to the provisions of Section 2.06(d) of the Amended Credit Agreement and (D) that on the Effective Date, it is subject to, and bound by, the terms and conditions of the Amended Credit Agreement and other Loan Documents as a Lender thereunder and its New Revolving Commitments and New Revolving Loans will be “Revolving Commitments” or “Revolving Loans”, as applicable, under the Amended Credit Agreement.

Name of Institution:	Bank of Montreal

Executing as a Continuing Revolving Lender:

By:	/s/ Joshua Hovermale
Name: Joshua Hovermale
Title: Director

For any institution requiring a second signature line:

By:
Name:
Title:

[X] CHECK HERE IF LENDER ELECTS A CASHLESS ROLL OF ITS REVOLVING LOANS]

CONTINUING REVOLVING

LENDER ADDENDUM

This Lender Addendum (this “Lender Addendum”) is referred to in, and is a signature page to, the Amendment, dated as of September 20, 2017 (the “Amendment”) to the Credit Agreement dated as of October 16, 2013 (as amended, amended and restated, supplemented or otherwise modified from time to time, including, without limitation, by that certain Replacement Facility Amendment dated as of June 30, 2015, that certain Foreign Subsidiary Borrowing Agreement and Amendment, dated as of January 10, 2017 and that certain Amendment, dated as of March 8, 2017, the “Credit Agreement”), among TRIMAS CORPORATION (“Holdings”), TRIMAS COMPANY LLC, (the “Parent Borrower”), the subsidiary borrowers from time to time parties thereto, the several banks and other financial institutions or entities from time to time parties thereto (the “Lenders”), JPMORGAN CHASE BANK, N.A., as administrative agent (the “Administrative Agent”), and the other agents party thereto. Capitalized terms used but not defined in this Lender Addendum have the meanings assigned to such terms in the Amendment or the Credit Agreement, as applicable.

By executing this Lender Addendum as a Continuing Revolving Lender, the undersigned institution agrees (A) to the terms of the Amendment and the Amended Credit Agreement, (B) on the terms and subject to the conditions set forth in the Amendment and the Amended Credit Agreement, to continue its Existing Revolving Commitments as New Revolving Commitments on the Effective Date in the amount of its New Revolving Commitment, (C) on the Effective Date to make New Revolving Loans in the amount required to give effect to the provisions of Section 2.06(d) of the Amended Credit Agreement and (D) that on the Effective Date, it is subject to, and bound by, the terms and conditions of the Amended Credit Agreement and other Loan Documents as a Lender thereunder and its New Revolving Commitments and New Revolving Loans will be “Revolving Commitments” or “Revolving Loans”, as applicable, under the Amended Credit Agreement.

Name of Institution:	Bank of Montreal, London Branch

Executing as a Continuing Revolving Lender:

By:	/s/ Tony Ebdon
Name: Tony Ebdon
Title: Managing Director

For any institution requiring a second signature line:

By:	/s/ Scott Matthews
Name: Scott Matthews
Title: CEO

[X] CHECK HERE IF LENDER ELECTS A CASHLESS ROLL OF ITS REVOLVING LOANS]

CONTINUING REVOLVING

LENDER ADDENDUM

This Lender Addendum (this “Lender Addendum”) is referred to in, and is a signature page to, the Amendment, dated as of September 20, 2017 (the “Amendment”) to the Credit Agreement dated as of October 16, 2013 (as amended, amended and restated, supplemented or otherwise modified from time to time, including, without limitation, by that certain Replacement Facility Amendment dated as of June 30, 2015, that certain Foreign Subsidiary Borrowing Agreement and Amendment, dated as of January 10, 2017 and that certain Amendment, dated as of March 8, 2017, the “Credit Agreement”), among TRIMAS CORPORATION (“Holdings”), TRIMAS COMPANY LLC, (the “Parent Borrower”), the subsidiary borrowers from time to time parties thereto, the several banks and other financial institutions or entities from time to time parties thereto (the “Lenders”), JPMORGAN CHASE BANK, N.A., as administrative agent (the “Administrative Agent”), and the other agents party thereto. Capitalized terms used but not defined in this Lender Addendum have the meanings assigned to such terms in the Amendment or the Credit Agreement, as applicable.

By executing this Lender Addendum as a Continuing Revolving Lender, the undersigned institution agrees (A) to the terms of the Amendment and the Amended Credit Agreement, (B) on the terms and subject to the conditions set forth in the Amendment and the Amended Credit Agreement, to continue its Existing Revolving Commitments as New Revolving Commitments on the Effective Date in the amount of its New Revolving Commitment, (C) on the Effective Date to make New Revolving Loans in the amount required to give effect to the provisions of Section 2.06(d) of the Amended Credit Agreement and (D) that on the Effective Date, it is subject to, and bound by, the terms and conditions of the Amended Credit Agreement and other Loan Documents as a Lender thereunder and its New Revolving Commitments and New Revolving Loans will be “Revolving Commitments” or “Revolving Loans”, as applicable, under the Amended Credit Agreement.

Name of Institution:	Citizens Bank, N.A.

Executing as a Continuing Revolving Lender:

By:	/s/ Stephen Maenhout
Name: Stephen Maenhout
Title: Senior Vice President

For any institution requiring a second signature line:

By:
Name:
Title:

[X] CHECK HERE IF LENDER ELECTS A CASHLESS ROLL OF ITS REVOLVING LOANS]

CONTINUING REVOLVING

LENDER ADDENDUM

This Lender Addendum (this “Lender Addendum”) is referred to in, and is a signature page to, the Amendment, dated as of September 20, 2017 (the “Amendment”) to the Credit Agreement dated as of October 16, 2013 (as amended, amended and restated, supplemented or otherwise modified from time to time, including, without limitation, by that certain Replacement Facility Amendment dated as of June 30, 2015, that certain Foreign Subsidiary Borrowing Agreement and Amendment, dated as of January 10, 2017 and that certain Amendment, dated as of March 8, 2017, the “Credit Agreement”), among TRIMAS CORPORATION (“Holdings”), TRIMAS COMPANY LLC, (the “Parent Borrower”), the subsidiary borrowers from time to time parties thereto, the several banks and other financial institutions or entities from time to time parties thereto (the “Lenders”), JPMORGAN CHASE BANK, N.A., as administrative agent (the “Administrative Agent”), and the other agents party thereto. Capitalized terms used but not defined in this Lender Addendum have the meanings assigned to such terms in the Amendment or the Credit Agreement, as applicable.

By executing this Lender Addendum as a Continuing Revolving Lender, the undersigned institution agrees (A) to the terms of the Amendment and the Amended Credit Agreement, (B) on the terms and subject to the conditions set forth in the Amendment and the Amended Credit Agreement, to continue its Existing Revolving Commitments as New Revolving Commitments on the Effective Date in the amount of its New Revolving Commitment, (C) on the Effective Date to make New Revolving Loans in the amount required to give effect to the provisions of Section 2.06(d) of the Amended Credit Agreement and (D) that on the Effective Date, it is subject to, and bound by, the terms and conditions of the Amended Credit Agreement and other Loan Documents as a Lender thereunder and its New Revolving Commitments and New Revolving Loans will be “Revolving Commitments” or “Revolving Loans”, as applicable, under the Amended Credit Agreement.

Name of Institution:	DEUTSCHE BANK AG NEW YORK BRANCH

Executing as a Continuing Revolving Lender:

By:	/s/ Dusan Lazarov
Name: Dusan Lazarov
Title: Director

For any institution requiring a second signature line:

By:	/s/ Marcus Tarkington
Name: Marcus Tarkington
Title: Director

[X] CHECK HERE IF LENDER ELECTS A CASHLESS ROLL OF ITS REVOLVING LOANS]

ADDITIONAL REVOLVING

LENDER ADDENDUM

This Lender Addendum (this “Lender Addendum”) is referred to in, and is a signature page to, the Amendment, dated as of September 20, 2017 (the “Amendment”) to the Credit Agreement dated as of October 16, 2013 (as amended, amended and restated, supplemented or otherwise modified from time to time, including, without limitation, by that certain Replacement Facility Amendment dated as of June 30, 2015, that certain Foreign Subsidiary Borrowing Agreement and Amendment, dated as of January 10, 2017 and that certain Amendment, dated as of March 8, 2017, the “Credit Agreement”), among TRIMAS CORPORATION (“Holdings”), TRIMAS COMPANY LLC, (the “Parent Borrower”), the subsidiary borrowers from time to time parties thereto, the several banks and other financial institutions or entities from time to time parties thereto (the “Lenders”), JPMORGAN CHASE BANK, N.A., as administrative agent (the “Administrative Agent”), and the other agents party thereto. Capitalized terms used but not defined in this Lender Addendum have the meanings assigned to such terms in the Amendment or the Credit Agreement, as applicable.

By executing this Lender Addendum as an Additional Revolving Lender, the undersigned institution agrees (A) to the terms of the Amendment and the Amended Credit Agreement, (B) on the terms and subject to the conditions set forth in the Amendment and the Amended Credit Agreement, to provide New Revolving Commitments on and after the Effective Date in the amount of such Additional Revolving Lender’s New Revolving Commitment, (C) on the Effective Date to make New Revolving Loans in the amount required to give effect to the provisions of Section 2.06(d) of the Amended Credit Agreement and (D) that on the Effective Date, it is subject to, and bound by, the terms and conditions of the Amended Credit Agreement and other Loan Documents as a Lender thereunder and its New Revolving Commitments and New Revolving Loans will be “Revolving Commitments” or “Revolving Loans”, as applicable, under the Amended Credit Agreement.

Name of Institution:	DEUTSCHE BANK AG NEW YORK BRANCH

Executing as an Additional Revolving Lender:

By:	/s/ Dusan Lazarov
Name: Dusan Lazarov
Title: Director

For any institution requiring a second signature line:

By:	/s/ Marcus Tarkington
Name: Marcus Tarkington
Title: Director

[Signature Page to Amendment]

CONTINUING REVOLVING

LENDER ADDENDUM

This Lender Addendum (this “Lender Addendum”) is referred to in, and is a signature page to, the Amendment, dated as of September 20, 2017 (the “Amendment”) to the Credit Agreement dated as of October 16, 2013 (as amended, amended and restated, supplemented or otherwise modified from time to time, including, without limitation, by that certain Replacement Facility Amendment dated as of June 30, 2015, that certain Foreign Subsidiary Borrowing Agreement and Amendment, dated as of January 10, 2017 and that certain Amendment, dated as of March 8, 2017, the “Credit Agreement”), among TRIMAS CORPORATION (“Holdings”), TRIMAS COMPANY LLC, (the “Parent Borrower”), the subsidiary borrowers from time to time parties thereto, the several banks and other financial institutions or entities from time to time parties thereto (the “Lenders”), JPMORGAN CHASE BANK, N.A., as administrative agent (the “Administrative Agent”), and the other agents party thereto. Capitalized terms used but not defined in this Lender Addendum have the meanings assigned to such terms in the Amendment or the Credit Agreement, as applicable.

By executing this Lender Addendum as a Continuing Revolving Lender, the undersigned institution agrees (A) to the terms of the Amendment and the Amended Credit Agreement, (B) on the terms and subject to the conditions set forth in the Amendment and the Amended Credit Agreement, to continue its Existing Revolving Commitments as New Revolving Commitments on the Effective Date in the amount of its New Revolving Commitment, (C) on the Effective Date to make New Revolving Loans in the amount required to give effect to the provisions of Section 2.06(d) of the Amended Credit Agreement and (D) that on the Effective Date, it is subject to, and bound by, the terms and conditions of the Amended Credit Agreement and other Loan Documents as a Lender thereunder and its New Revolving Commitments and New Revolving Loans will be “Revolving Commitments” or “Revolving Loans”, as applicable, under the Amended Credit Agreement.

Name of Institution:	KEYBANK NATIONAL ASSOCIATION

Executing as a Continuing Revolving Lender:

By:	/s/ Suzannah Valdivia
Name: Suzannah Valdivia
Title: Senior Vice President

For any institution requiring a second signature line:

By:
Name:
Title:

[X] CHECK HERE IF LENDER ELECTS A CASHLESS ROLL OF ITS REVOLVING LOANS]

ADDITIONAL REVOLVING

LENDER ADDENDUM

This Lender Addendum (this “Lender Addendum”) is referred to in, and is a signature page to, the Amendment, dated as of September 20, 2017 (the “Amendment”) to the Credit Agreement dated as of October 16, 2013 (as amended, amended and restated, supplemented or otherwise modified from time to time, including, without limitation, by that certain Replacement Facility Amendment dated as of June 30, 2015, that certain Foreign Subsidiary Borrowing Agreement and Amendment, dated as of January 10, 2017 and that certain Amendment, dated as of March 8, 2017, the “Credit Agreement”), among TRIMAS CORPORATION (“Holdings”), TRIMAS COMPANY LLC, (the “Parent Borrower”), the subsidiary borrowers from time to time parties thereto, the several banks and other financial institutions or entities from time to time parties thereto (the “Lenders”), JPMORGAN CHASE BANK, N.A., as administrative agent (the “Administrative Agent”), and the other agents party thereto. Capitalized terms used but not defined in this Lender Addendum have the meanings assigned to such terms in the Amendment or the Credit Agreement, as applicable.

By executing this Lender Addendum as an Additional Revolving Lender, the undersigned institution agrees (A) to the terms of the Amendment and the Amended Credit Agreement, (B) on the terms and subject to the conditions set forth in the Amendment and the Amended Credit Agreement, to provide New Revolving Commitments on and after the Effective Date in the amount of such Additional Revolving Lender’s New Revolving Commitment, (C) on the Effective Date to make New Revolving Loans in the amount required to give effect to the provisions of Section 2.06(d) of the Amended Credit Agreement and (D) that on the Effective Date, it is subject to, and bound by, the terms and conditions of the Amended Credit Agreement and other Loan Documents as a Lender thereunder and its New Revolving Commitments and New Revolving Loans will be “Revolving Commitments” or “Revolving Loans”, as applicable, under the Amended Credit Agreement.

Name of Institution:	KEYBANK NATIONAL ASSOCIATION

Executing as an Additional Revolving Lender:

By:	/s/ Suzannah Valdivia
Name: Suzannah Valdivia
Title: Senior Vice President

For any institution requiring a second signature line:

By:
Name:
Title:

CONTINUING REVOLVING

LENDER ADDENDUM

This Lender Addendum (this “Lender Addendum”) is referred to in, and is a signature page to, the Amendment, dated as of September 20, 2017 (the “Amendment”) to the Credit Agreement dated as of October 16, 2013 (as amended, amended and restated, supplemented or otherwise modified from time to time, including, without limitation, by that certain Replacement Facility Amendment dated as of June 30, 2015, that certain Foreign Subsidiary Borrowing Agreement and Amendment, dated as of January 10, 2017 and that certain Amendment, dated as of March 8, 2017, the “Credit Agreement”), among TRIMAS CORPORATION (“Holdings”), TRIMAS COMPANY LLC, (the “Parent Borrower”), the subsidiary borrowers from time to time parties thereto, the several banks and other financial institutions or entities from time to time parties thereto (the “Lenders”), JPMORGAN CHASE BANK, N.A., as administrative agent (the “Administrative Agent”), and the other agents party thereto. Capitalized terms used but not defined in this Lender Addendum have the meanings assigned to such terms in the Amendment or the Credit Agreement, as applicable.

By executing this Lender Addendum as a Continuing Revolving Lender, the undersigned institution agrees (A) to the terms of the Amendment and the Amended Credit Agreement, (B) on the terms and subject to the conditions set forth in the Amendment and the Amended Credit Agreement, to continue its Existing Revolving Commitments as New Revolving Commitments on the Effective Date in the amount of its New Revolving Commitment, (C) on the Effective Date to make New Revolving Loans in the amount required to give effect to the provisions of Section 2.06(d) of the Amended Credit Agreement and (D) that on the Effective Date, it is subject to, and bound by, the terms and conditions of the Amended Credit Agreement and other Loan Documents as a Lender thereunder and its New Revolving Commitments and New Revolving Loans will be “Revolving Commitments” or “Revolving Loans”, as applicable, under the Amended Credit Agreement.

Name of Institution:	HSBC Bank USA, N.A.

Executing as a Continuing Revolving Lender:

By:	/s/ Frank Eassa
Name: Frank Eassa
Title: Senior Vice President

For any institution requiring a second signature line:

By:
Name:
Title:

[X] CHECK HERE IF LENDER ELECTS A CASHLESS ROLL OF ITS REVOLVING LOANS]

ADDITIONAL REVOLVING

LENDER ADDENDUM

This Lender Addendum (this “Lender Addendum”) is referred to in, and is a signature page to, the Amendment, dated as of September 20, 2017 (the “Amendment”) to the Credit Agreement dated as of October 16, 2013 (as amended, amended and restated, supplemented or otherwise modified from time to time, including, without limitation, by that certain Replacement Facility Amendment dated as of June 30, 2015, that certain Foreign Subsidiary Borrowing Agreement and Amendment, dated as of January 10, 2017 and that certain Amendment, dated as of March 8, 2017, the “Credit Agreement”), among TRIMAS CORPORATION (“Holdings”), TRIMAS COMPANY LLC, (the “Parent Borrower”), the subsidiary borrowers from time to time parties thereto, the several banks and other financial institutions or entities from time to time parties thereto (the “Lenders”), JPMORGAN CHASE BANK, N.A., as administrative agent (the “Administrative Agent”), and the other agents party thereto. Capitalized terms used but not defined in this Lender Addendum have the meanings assigned to such terms in the Amendment or the Credit Agreement, as applicable.

By executing this Lender Addendum as an Additional Revolving Lender, the undersigned institution agrees (A) to the terms of the Amendment and the Amended Credit Agreement, (B) on the terms and subject to the conditions set forth in the Amendment and the Amended Credit Agreement, to provide New Revolving Commitments on and after the Effective Date in the amount of such Additional Revolving Lender’s New Revolving Commitment, (C) on the Effective Date to make New Revolving Loans in the amount required to give effect to the provisions of Section 2.06(d) of the Amended Credit Agreement and (D) that on the Effective Date, it is subject to, and bound by, the terms and conditions of the Amended Credit Agreement and other Loan Documents as a Lender thereunder and its New Revolving Commitments and New Revolving Loans will be “Revolving Commitments” or “Revolving Loans”, as applicable, under the Amended Credit Agreement.

Name of Institution:	HSBC Bank USA, N.A.

Executing as an Additional Revolving Lender:

By:	/s/ Frank Eassa
Name: Frank Eassa
Title: Senior Vice President

For any institution requiring a second signature line:

By:
Name:
Title:

EXHIBIT A

AMENDED CREDIT AGREEMENT

[see attached]

~~CONFORMED FOR FOREIGN SUBSIDIARY BORROWING AGREEMENT AND AMENDMENT,~~
~~DATED AS OF JANUARY 10, 2017, and AMENDMENT, DATED AS OF MARCH 8, 2017~~
EXECUTION COPY
1

2	CREDIT AGREEMENT

3
4	dated as of October 16, 2013,

5
6	among

7
8	TRIMAS CORPORATION,

9
10	TRIMAS COMPANY LLC,

11
12	The Foreign Subsidiary ~~Term~~ Borrowers Party Hereto,
13	~~The Foreign Subsidiary Borrowers Party Hereto,~~
14	The Lenders Party Hereto,

15
16	JPMORGAN CHASE BANK, N.A.,
17	as Administrative Agent and Collateral Agent,

18
19	J.P. MORGAN EUROPE LIMITED,
20	as Foreign Currency Agent,

21
22	and

23
24	BANK OF AMERICA, N.A.~~,~~
25	and
26	WELLS FARGO BANK, NATIONAL ASSOCIATION,
27	as Co-Syndication Agents,

28
29	BANK OF MONTREAL,
30	~~RBS~~ CITIZENS BANK, N.A.,
31	DEUTSCHE BANK SECURITIES INC.
32	and
33	~~MUFG UNION BANK, N.A.,~~
34	KEYBANK NATIONAL ASSOCIATION,
35	as Co-Documentation Agents
36
37	As Amended as of ~~June 30~~September 20, ~~2015~~2017

38

39	~~J.P. MORGAN SECURITIES LLC,~~
40	JPMORGAN CHASE BANK, N.A.,
41	MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED,
42	WELLS FARGO SECURITIES, LLC,
43	as Joint Lead Arrangers and Joint Bookrunners
44

45		TABLE OF CONTENTS
46			Page
47		ARTICLE I
48
49		DEFINITIONS
50	SECTION 1.01	Defined Terms	1
51	SECTION 1.02	Classification of Loans and Borrowings	~~38~~48
52	SECTION 1.03	Terms Generally	~~38~~48
53	SECTION 1.04	Accounting Terms; GAAP	~~39~~48
54	SECTION 1.05	Limited Conditionality Acquisition	49
55	SECTION 1.06	Ratio Calculations; Negative Covenant Classifications.	50

56		ARTICLE II
57
58		THE CREDITS
59	SECTION 2.01	Commitments	~~39~~50
60	SECTION 2.02	Loans and Borrowings	~~40~~51
61	SECTION 2.03	Requests for Borrowings	~~41~~52
62	SECTION 2.04	Swingline Loans	~~42~~53
63	SECTION 2.05	Letters of Credit	~~43~~55
64	SECTION 2.06	Funding of Borrowings	~~50~~61
65	SECTION 2.07	Interest Elections	~~51~~63
66	SECTION 2.08	Termination and Reduction of Commitments	~~53~~64
67	SECTION 2.09	Repayment of Loans; Evidence of Debt	~~53~~65
68	SECTION 2.10	~~Amortization of Term Loans~~ [Reserved]	~~54~~
69			66
70	SECTION 2.11	Prepayment of Loans	~~55~~67
71	SECTION 2.12	Fees	~~57~~69
72	SECTION 2.13	Interest	~~59~~70
73	SECTION 2.14	Alternate Rate of Interest	~~59~~71
74	SECTION 2.15	Increased Costs	~~60~~72
75	SECTION 2.16	Break Funding Payments	~~62~~74
76	SECTION 2.17	Taxes	~~62~~75
77	SECTION 2.18	Payments Generally; Pro Rata Treatment; Sharing of Set-offs	~~65~~81
78	SECTION 2.19	Mitigation Obligations; Replacement of Lenders	~~67~~83
79	SECTION 2.20	Designation of Foreign Subsidiary Borrowers	~~68~~84
80	SECTION 2.21	Incremental Facilities	~~69~~85
81	SECTION 2.22	Defaulting Lenders	~~72~~87
82	SECTION 2.23	Extensions	~~74~~90
83	SECTION 2.24	Foreign Currency Participations; Conversion of Foreign Currency Loans	~~76~~92
84	SECTION 2.25	Currency Fluctuations	~~78~~94
85	SECTION 2.26	Illegality	~~79~~95

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Page
86		ARTICLE III
87
88		REPRESENTATIONS AND WARRANTIES

89	SECTION 3.01	Organization; Powers	~~79~~95
90	SECTION 3.02	Authorization; Enforceability	~~79~~95
91	SECTION 3.03	Governmental Approvals; No Conflicts	~~80~~96
92	SECTION 3.04	Financial Condition; No Material Adverse Change	~~80~~96
93	SECTION 3.05	Properties	~~80~~96
94	SECTION 3.06	Litigation and Environmental Matters	~~81~~97
95	SECTION 3.07	Compliance with Laws and Agreements	~~81~~97
96	SECTION 3.08	Investment Company Status	~~81~~98
97	SECTION 3.09	Taxes	~~81~~98
98	SECTION 3.10	ERISA	~~82~~98
99	SECTION 3.11	Disclosure	~~82~~98
100	SECTION 3.12	Subsidiaries	~~82~~98
101	SECTION 3.13	Insurance	~~82~~98
102	SECTION 3.14	Labor Matters	~~82~~98
103	SECTION 3.15	Solvency	~~82~~99
104	SECTION 3.16	Senior Indebtedness	~~83~~99
105	SECTION 3.17	Security Documents	~~83~~99
106	SECTION 3.18	Federal Reserve Regulations	~~84~~100
107	SECTION 3.19	Anti-Corruption Laws and Sanctions	~~84~~100
108	SECTION 3.20	EEA Financial Institutions	100
109	SECTION 3.21	Persons of Significant Control	101

110		ARTICLE IV
111

112		CONDITIONS

113	SECTION 4.01	Closing Date	~~84~~101
114	SECTION 4.02	Each Credit Event	~~86~~103
115	SECTION 4.03	Credit Events Relating to Foreign Subsidiary Borrowers	~~86~~103
116	SECTION 4.04	Conditions to the Restatement Date	~~87~~103

117		ARTICLE V
118

119		AFFIRMATIVE COVENANTS

120	SECTION 5.01	Financial Statements and Other Information	~~89~~105
121	SECTION 5.02	Notices of Material Events	~~90~~107
122	SECTION 5.03	Information Regarding Collateral	~~91~~107
123	SECTION 5.04	Existence; Conduct of Business	~~91~~108
124	SECTION 5.05	Payment of Obligations	~~92~~108
125	SECTION 5.06	Maintenance of Properties	~~92~~109
126	SECTION 5.07	Insurance	~~92~~109
127	SECTION 5.08	Casualty and Condemnation	~~92~~109
128	SECTION 5.09	Books and Records; Inspection and Audit Rights	~~93~~109
129	SECTION 5.10	Compliance with Laws	~~93~~110
130	SECTION 5.11	Use of Proceeds and Letters of Credit	~~93~~110

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Page

131	SECTION 5.12	Additional Subsidiaries	~~93~~110
132	SECTION 5.13	Further Assurances	~~93~~110
133	~~SECTION 5.14~~	~~Post-Restatement Date Matters~~	~~94~~

134		ARTICLE VI
135
136		NEGATIVE COVENANTS

137	SECTION 6.01	Indebtedness; Certain Equity Securities	~~94~~111
138	SECTION 6.02	Liens	~~97~~115
139	SECTION 6.03	Fundamental Changes	~~99~~117
140	SECTION 6.04	Investments, Loans, Advances, Guarantees and Acquisitions	~~99~~118
141	SECTION 6.05	Asset Sales	~~101~~120
142	SECTION 6.06	Sale and Leaseback Transactions	~~102~~122
143	SECTION 6.07	Hedging Agreements	~~102~~122
144	SECTION 6.08	Restricted Payments; Certain Payments of Indebtedness	~~102~~122
145	SECTION 6.09	Transactions with Affiliates	~~105~~126
146	SECTION 6.10	Restrictive Agreements	~~105~~127
147	SECTION 6.11	Amendment of Material Documents	~~105~~128
148	SECTION 6.12	Interest Expense Coverage Ratio	~~106~~128
149	SECTION 6.13	Total Net Leverage Ratio; Senior Secured Net Leverage Ratio	~~106~~128
150	SECTION 6.14	Use of Proceeds	~~106~~128

151		ARTICLE VII
152

153		EVENTS OF DEFAULT

154		ARTICLE VIII
155

156		THE AGENTS

157		ARTICLE IX
158

159		~~COLLECTION ALLOCATION MECHANISM~~[RESERVED]

160	~~SECTION 9.01~~	~~Implementation of CAM~~	~~111~~
161	~~SECTION 9.02~~	~~Letters of Credit~~	~~112~~

162		ARTICLE X
163

164		MISCELLANEOUS

165	SECTION 10.01	Notices	~~113~~136
166	SECTION 10.02	Waivers; Amendments	~~114~~137
167	SECTION 10.03	Expenses; Indemnity; Damage Waiver	~~117~~140
168	SECTION 10.04	Successors and Assigns	~~119~~142
169	SECTION 10.05	Survival	~~122~~145
170	SECTION 10.06	Counterparts; Integration; Effectiveness	~~122~~145
171	SECTION 10.07	Severability	~~122~~146
172	SECTION 10.08	Right of Setoff	~~123~~146
173	SECTION 10.09	Governing Law; Jurisdiction; Consent to Service of Process	~~123~~146

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Page

174	SECTION 10.10	WAIVER OF JURY TRIAL	~~124~~147
175	SECTION 10.11	Headings	~~124~~147
176	SECTION 10.12	Confidentiality	~~124~~147
177	SECTION 10.13	Interest Rate Limitation	~~125~~148
178	SECTION 10.14	Judgment Currency	~~125~~148
179	SECTION 10.15	~~Obligations Joint and Several~~Release of Mortgages	~~125~~
180			149
181	SECTION 10.16	PATRIOT Act	~~127~~150
182	SECTION 10.17	No Fiduciary Duty	~~127~~150
183	SECTION 10.18	Parallel Debt	~~127~~151
184	SECTION 10.19	No Novation	~~130~~153
185	SECTION 10.20	~~Release of Cequent Group~~Acknowledgement and Consent to Bail-In of EEA	~~130~~
186		Financial Institutions	154
187	SECTION 10.21	MIRE Events	154
188
189

-iv-

190	SCHEDULES:

191	Schedule 1.01(a)	–	Existing Letters of Credit
192	Schedule 1.01(b)	–	Administrative Schedule
193	Schedule 1.01(c)	–	Foreign Currency Lenders
194	Schedule 2.01	–	Commitments
195	Schedule 3.05	–	Real Property
196	Schedule 3.06	–	Disclosed Matters
197	Schedule 3.12	–	Subsidiaries
198	Schedule 3.13	–	Insurance
199	Schedule 6.01	–	Existing Indebtedness
200	Schedule 6.02	–	Existing Liens
201	Schedule 6.04	–	Existing Investments
202	Schedule 6.05	–	Asset Sales
203	Schedule 6.09	–	Existing Affiliate Transactions
204	Schedule 6.10	–	Existing Restrictions

205	EXHIBITS:

206	Exhibit A	–	Form of Assignment and Assumption
207	Exhibit B	–	Form of Borrowing Request
208	Exhibit C	–	Form of Foreign Subsidiary Borrowing Agreement
209	Exhibit D	–	Form of Guarantee Agreement
210	Exhibit E	–	Form of Indemnity, Subrogation and Contribution Agreement
211	Exhibit F	–	Form of Mortgage
212	Exhibit G	–	Form of Pledge Agreement
213	Exhibit H	–	Form of Security Agreement
214	Exhibit I	–	Form of U.S. Tax Certificate

-v-

215	CREDIT AGREEMENT (this “Agreement”) dated as of October 16, 2013, as amended
216	as of ~~June 30~~September 20, ~~2015~~2017, among TRIMAS COMPANY LLC, TRIMAS CORPORATION,
217	the ~~SUBSIDIARY TERM BORROWERS party hereto, the~~ FOREIGN SUBSIDIARY BORROWERS
218	party hereto, the LENDERS party hereto, JPMORGAN CHASE BANK, N.A., as Administrative Agent
219	and Collateral Agent, and J.P. MORGAN EUROPE LIMITED, as Foreign Currency Agent.

220	RECITALS:

221	In consideration of the premises and the agreements, provisions and covenants herein
222	contained, the parties hereto hereby agree as follows:

223	ARTICLE I
224
225	Definitions

226	SECTION 1.01 Defined Terms. As used in this Agreement, the following terms have
227	the meanings specified below:

228	“ABR,” when used in reference to any Loan or Borrowing, refers to whether such Loan,
229	or the Loans comprising such Borrowing, are bearing interest at a rate determined by reference to the
230	Alternate Base Rate.

231	“Acquisition Lease Financing” means any sale or transfer by the Parent Borrower or any
232	Subsidiary of any property, real or personal, that is acquired pursuant to a Permitted Acquisition, in an
233	aggregate amount not to exceed $75,000,000 at any time after the Restatement Date, which property is
234	rented or leased by the Parent Borrower or such Subsidiary from the purchaser or transferee of such
235	property, so long as the proceeds from such transaction consist solely of cash.

236	“Adjusted LIBO Rate” means, with respect to any Eurocurrency Borrowing for any
237	Interest Period, an interest rate per annum equal to (a) the LIBO Rate for such Interest Period multiplied
238	by (b) the Statutory Reserve Rate; provided that if the Adjusted LIBO Rate is less than zero, it shall be
239	deemed to be zero for purposes of this Agreement.

240	“Administrative Agent” means JPMCB, in its capacity as administrative agent for the
241	Lenders hereunder.

242	“Administrative Schedule” means Schedule 1.01(b) to this Agreement, which contains
243	administrative information in respect of (i) each Foreign Currency and each Foreign Currency Loan and
244	(ii) each L/C Foreign Currency and each Letter of Credit denominated in an L/C Foreign Currency.

245	“Administrative Questionnaire” means an Administrative Questionnaire in a form
246	supplied by the Administrative Agent.

247	“Affiliate” means, with respect to a specified Person, another Person that directly, or
248	indirectly through one or more intermediaries, Controls or is Controlled by or is under common Control
249	with the Person specified.

250	“Agents” means, collectively, the Administrative Agent, the Collateral Agent, the
251	Foreign Currency Agent ~~and~~, the Syndication Agents and the Documentation Agents.

252	“Agreement” has the meaning assigned to such term in the preamble hereto.

253	“Alternate Base Rate” means, for any day, a rate per annum equal to the greatest of (a)
254	the Prime Rate in effect on such day, (b) the ~~Federal Funds Effective~~NYFRB Rate in effect on such day
255	plus 1⁄2 of 1% and (c) the Adjusted LIBO Rate for a one month Interest Period on such day (or if such day
256	is not a Business Day, the immediately preceding Business Day) ~~for a deposit in dollars with a maturity of~~
257	~~one month plus 1%. For purposes of clause (c) above~~plus 1%, provided that for the purpose of this
258	definition, the Adjusted LIBO Rate ~~on~~for any day shall be ~~the LIBO Rate, two Business Days prior to~~
259	~~such day for deposits in dollars with a maturity of one month~~based on the LIBOR Screen Rate (or if the
260	LIBOR Screen Rate is not available for such one month Interest Period, the Interpolated Rate) at
261	approximately 11:00 a.m. London time on such day. Any change in the Alternate Base Rate due to a
262	change in the Prime Rate, the ~~Federal Funds Effective~~NYFRB Rate or the Adjusted LIBO Rate shall be
263	effective from and including the effective date of such change in the Prime Rate, the ~~Federal Funds~~
264	~~Effective~~NYFRB Rate or the Adjusted LIBO Rate, ~~as the case may be.~~respectively. If the Alternate Base
265	Rate is being used as an alternate rate of interest pursuant to Section 2.14 hereof, then the Alternate Base
266	Rate shall be the greater of clause (a) and (b) above and shall be determined without reference to clause
267	(c) above. For the avoidance of doubt, if the Alternate Base Rate shall be less than zero, such rate shall be
268	deemed to be zero for purposes of this Agreement.

269	“Anti-Corruption Laws” means all laws, rules, and regulations of any jurisdiction
270	applicable to ~~the Borrower~~Holdings or its Subsidiaries from time to time concerning or relating to bribery
271	or corruption.

272	“Applicable Borrower” has the meaning assigned to such term in Section 2.17(a).

273	“Applicable Percentage” means, at any time, with respect to any Revolving Lender, the
274	percentage of the total Revolving Commitments represented by such Lender’s Revolving Commitment. If
275	the Revolving Commitments have terminated or expired, the Applicable Percentages shall be determined
276	based upon the Revolving Commitments most recently in effect, giving effect to any assignments.

277	“Applicable Rate” means, for any day, (a~~) with respect to any ABR Tranche A Term~~
278	~~Loan or Eurocurrency Tranche A Term Loan, the applicable rate per annum set forth below under the~~
279	~~caption “ABR Spread” or “Eurocurrency Spread,” as the case may be, based upon the Leverage Ratio as~~
280	~~of the most recent determination date, (b) with respect to any Incremental Term Loan of any Series, the~~
281	~~rate per annum specified in the Incremental Facility Agreement establishing the Incremental Term~~
282	~~Commitments of such Series, (c~~) with respect to the Commitment Fees, the applicable rate per annum set
283	forth under the caption “Commitment Fee Rate” based upon the Leverage Ratio as of the most recent
284	determination date, (~~d~~b) with respect to any Swingline Loan, the applicable rate per annum set forth
285	below under the caption “ABR Spread” based upon the Leverage Ratio as of the most recent
286	determination date and (~~e~~c) with respect to any ABR Revolving Loan or Eurocurrency Revolving Loan,
287	the applicable rate per annum set forth below under the caption “ABR Spread” or “Eurocurrency Spread,”
288	as the case may be, based upon the Leverage Ratio as of the most recent determination date; provided that
289	for purposes of clauses (a), (~~c), (d~~b) and (~~e~~c), until the date of delivery of the consolidated financial
290	statements pursuant to Section 5.01(b) as of and for the first fiscal quarter ended ~~June 30, 2015~~after the
291	Restatement Date, the Applicable Rate shall be based on the rates per annum set forth in Category 3:

Leverage Ratio	ABR Spread	Eurocurrency Spread	Commitment Fee Rate
Category 1: Greater than or equal to 3.25 to 1.00	1.000%	2.000%	0.350%

Leverage Ratio	ABR Spread	Eurocurrency Spread	Commitment Fee Rate
Category 2: Greater than or equal to 2.75 to 1.00 but less than 3.25 to 1.00	0.750%	1.750%	0.300%
Category 3: Greater than or equal to 2.25 to 1.00 but less than 2.75 to 1.00	0.625%	1.625%	~~0.275~~0.25%
Category 4: Greater than or equal to 1.50 to 1.00 but less than 2.25 to 1.00	0.500%	1.500%	~~0.250~~0.225%
Category 5: Less than 1.50 to 1.00	0.375%	1.375%	~~0.225~~0.200%

292
293	For purposes of the foregoing clauses (a), (b) and (c), ~~(d) and (e),~~ (i) the Leverage Ratio
294	shall be determined as of the end of each fiscal quarter of the Parent Borrower’s fiscal year based upon
295	Holdings’ consolidated financial statements delivered pursuant to Section 5.01(a) or (b) and (ii) each
296	change in the Applicable Rate resulting from a change in the Leverage Ratio shall be effective during the
297	period commencing on and including the date of delivery to the Administrative Agent of such
298	consolidated financial statements indicating such change and ending on the date immediately preceding
299	the effective date of the next such change; provided that the Leverage Ratio shall be deemed to be in
300	Category 1 (A) at any time that an Event of Default has occurred and is continuing or (B) if Holdings or
301	the Parent Borrower fails to deliver the consolidated financial statements required to be delivered by it
302	pursuant to Section 5.01(a) or (b), during the period from the expiration of the time for delivery thereof
303	until such consolidated financial statements are delivered.

304	“Applicable UK Payment” has the meaning assigned to such term in Section 2.17(k).

305	“Applicable U.S. Borrower” has the meaning assigned to such term in Section 2.17(f).

306	“Approved Fund” means any Person (other than a natural person) that is engaged in
307	making, purchasing, holding or investing in bank loans and similar extensions of credit in the ordinary
308	course and that is administered or managed by (a) a Lender, (b) an Affiliate of a Lender or (c) an entity or
309	an Affiliate of an entity that administers or manages a Lender.

310	“Assignment and Assumption” means an assignment and assumption entered into by a
311	Lender and an assignee (with the consent of any Person whose consent is required by Section 10.04), and
312	accepted by the Administrative Agent, in the form of Exhibit A or any other form approved by the
313	Administrative Agent.

314	“Assumed Preferred Stock” means any preferred stock or preferred Equity Interests of
315	any Person that becomes a Subsidiary after the Restatement Date; provided that (a) such preferred stock
316	or preferred Equity Interests exist at the time such Person becomes a Subsidiary and are not created in
317	contemplation of or in connection with such Person becoming a Subsidiary and (b) the aggregate
318	liquidation value of all such outstanding preferred stock and preferred Equity Interests shall not exceed
319	$40,000,000 at any time outstanding, less the aggregate principal amount of Indebtedness incurred and
320	outstanding pursuant to Section 6.01(a)(x).

321	~~“Australian Dollars” means the lawful currency of Australia.~~

322	“Available Amount” means, as of any date of determination, an amount equal to:

323	(a) the sum of (without duplication):

324	(i) if positive, equal to 50% of the cumulative ~~Retained Excess Cash Flow~~
325	~~Amount; and~~Consolidated Net Income of the Parent Borrower for the period (taken as
326	one accounting period) commencing from July 1, 2017 to the end of the fiscal quarter
327	most recently ended in respect of which consolidated financial statements have been
328	delivered pursuant to Section 5.01(a) or (b);

329	(ii) the Net Proceeds Not Otherwise Applied received by ~~the Parent~~
330	~~Borrower~~Holdings after the Restatement Date from (A) cash contributions (other than
331	from the Parent Borrower or a Subsidiary) to ~~the Parent Borrower~~Holdings or (B) the
332	issuance and sale of its Equity Interests (other than a sale to the Parent Borrower or a
333	Subsidiary and other than an issuance or sale of Disqualified Equity Interests);

334	(iii) the principal amount of any Indebtedness of the Parent Borrower or any
335	Subsidiary issued after the Restatement Date which has been converted into or exchanged
336	for Equity Interests (other than Disqualified Equity Interests) in Holdings or any direct or
337	indirect parent of Holdings; and

338	(iv) in the event that all or a portion of the Available Amount has been
339	applied to make an investment pursuant to Section 6.04(s), an amount (not to exceed the
340	original amount of such Investment) equal to the aggregate amount received by the
341	Parent Borrower or any Subsidiary in cash and Permitted Investments, or the fair market
342	value of any property received by the Parent Borrower or any Subsidiary, from: (i) the
343	sale (other than to the Parent Borrower or any Subsidiary) of any such investment less
344	any amounts that would be deducted pursuant to clause (b) of the definition of Net
345	Proceeds, (ii) any dividend or other distribution received in respect of any such
346	investment and (iii) interest, returns of principal, repayments and similar payments
347	received in respect of any such investment;

348	minus

349	(b) the amount of any investments made after the Restatement Date in reliance on
350	Section 6.04(s) prior to such date, any Restricted Payments made after the Restatement Date in
351	reliance on Section 6.08(a)(v) (solely in respect of dividends on Qualified Holdings Preferred
352	Stock issued pursuant to clause (c) of the definition thereof) or Section 6.08(a)(vii) and any
353	prepayments of Indebtedness made after the Restatement Date in reliance on Section 6.08(b)(vii)
354	prior to such date~~;~~.

355	“Bail-In Action” means the exercise of any Write-Down and Conversion Powers by the
356	applicable EEA Resolution Authority in respect of any liability of an EEA Financial Institution.

357	“Bail-In Legislation” means, with respect to any EEA Member Country implementing
358	Article 55 of Directive 2014/59/EU of the European Parliament and of the Council of the European
359	Union, the implementing law for such EEA Member Country from time to time which is described in the
360	EU Bail-In Legislation Schedule.

361	~~minus~~

362	~~(c) the portion of Excess Cash Flow not otherwise required to be used to prepay~~
363	~~Term Loans pursuant to Section 2.11(d)) that is used after the Restatement Date pursuant to~~
364	~~Section 6.08(a)(v) or Section 6.08(a)(vii).~~

365	“Bankruptcy Event” means, with respect to any Person, that such Person has become the
366	subject of a bankruptcy or insolvency proceeding, or has had a receiver, conservator, trustee,
367	administrator, custodian, assignee for the benefit of creditors or similar Person charged with the
368	reorganization or liquidation of its business appointed for it, or, in the good faith determination of the
369	Administrative Agent, has taken any action in furtherance of, or indicating its consent to, approval of or
370	acquiescence in, any such proceeding or appointment; provided that a Bankruptcy Event shall not result
371	solely by virtue of any ownership interest, or the acquisition of any ownership interest, in such Person by
372	a Governmental Authority; provided, however, that such ownership interest does not result in or provide
373	such Person with immunity from the jurisdiction of courts within the United States of America or from
374	the enforcement of judgments or writs of attachment on its assets or permit such Person (or such
375	Governmental Authority) to reject, repudiate, disavow or disaffirm any agreements made by such Person.

376	“Below Threshold Mortgage” means any Mortgage outstanding immediately prior to the
377	Restatement Date in respect of which the fair market value, as of the Restatement Date, of the Mortgaged
378	Property subject thereto is individually less than $10,000,000.

379	“Board” means the Board of Governors of the Federal Reserve System of the United
380	States of America.

381	“Borrowing” means (a) Loans of the same Class and Type, made, converted or continued
382	on the same date and (i) in the case of Eurocurrency Loans denominated in dollars, as to which a single
383	Interest Period is in effect and (ii) in the case of Foreign Currency Loans, Loans in a single currency and
384	as to which a single Interest Period is in effect or (b) a Swingline Loan.

385	“Borrowing Request” means a request by the Parent Borrower~~, a Subsidiary Term~~
386	~~Borrower~~ or a Foreign Subsidiary Borrower, as the case may be, for a Borrowing in accordance with
387	Section 2.03 or 2.04, as applicable, which shall be, in the case of any such written request, in the form of
388	Exhibit B or any other form approved by the Administrative Agent.

389	“Business Day” means any day that is not a Saturday, Sunday or other day on which
390	commercial banks in New York City are authorized or required by law to remain closed; provided that (i)
391	when used in connection with any Eurocurrency Loan denominated in dollars, the term “Business Day”
392	shall also exclude any day on which banks are not open for dealings in dollar deposits in the London
393	interbank market and (ii) when used in connection with any Foreign Currency Loan, the term “Business
394	Day” shall also exclude (x) any day which is not a day for trading by and between banks in deposits for
395	the applicable currency in the interbank eurocurrency market, (y) with respect to Foreign Currency Loans
396	denominated in Euros, any day which is not also a TARGET Day (as determined by the Administrative
397	Agent) and (z) with respect to Foreign Currency Loans in a Foreign Currency other than Euros, any day
398	which is not also a day on which banks are open for dealings in such currency in the Principal Financial
399	Center for the applicable currency.

400	“Calculation Date” means the last Business Day of each calendar quarter (or any other
401	day selected by the Administrative Agent); provided that (a) the second Business Day preceding (or such
402	other Business Day as the Administrative Agent shall deem applicable with respect to any Foreign
403	Currency in accordance with rate-setting convention for such currency) (i) the date of each Borrowing of

404	Foreign Currency Loans or (ii) any date on which a Foreign Currency Loan is continued shall also be a
405	“Calculation Date,” (b) the date of each Borrowing of any other Loan made hereunder shall also be a
406	“Calculation Date” and (c) the date of issuance, amendment, renewal or extension of a Letter of Credit, or
407	any other date determined by the applicable Issuing Bank, shall also be a Calculation Date.

408	~~“CAM” shall mean the mechanism for the allocation and exchange of interests in the~~
409	~~Credit Facilities and collections thereunder established under Article IX.~~

410	~~“CAM Exchange” shall mean the exchange of the Lenders’ interests provided for in~~
411	~~Section 9.01.~~

412	~~“CAM Exchange Date” shall mean the date on which (a) any event referred to in~~
413	~~paragraph (h) or (i) of Article VII shall occur in respect of Holdings, the Parent Borrower, any Subsidiary~~
414	~~Term Borrower or any Foreign Subsidiary Borrower or (b) an acceleration of the maturity of the Loans~~
415	~~pursuant to Article VII shall occur.~~

416	~~“CAM Percentage” shall mean, as to each Lender, a fraction, expressed as a decimal, of~~
417	~~which (a) the numerator shall be the aggregate dollar amount of the sum, without duplication, of (i) the~~
418	~~Specified Obligations (including the Dollar Equivalent of any Specified Obligations owing in any~~
419	~~currency (other than dollars)) owed to such Lender, (ii) such Lender’s participation in undrawn amounts~~
420	~~of Letters of Credit immediately prior to the CAM Exchange Date and (iii) such Lender’s Foreign~~
421	~~Currency Participating Interest and (b) the denominator shall be the aggregate dollar amount of the sum,~~
422	~~without duplication, of (i) the Specified Obligations (including the Dollar Equivalent of any Specified~~
423	~~Obligations owing in any currency (other than dollars)) owed to all the Lenders and (ii) the aggregate~~
424	~~undrawn amount of outstanding Letters of Credit (including the Dollar Equivalent of the undrawn amount~~
425	~~of any Letters of Credit denominated in an LC Foreign Currency) immediately prior to such CAM~~
426	~~Exchange Date; provided that, for purposes of clause (a) above, the Specified Obligations owed to the~~
427	~~Fronting Lender will be deemed not to include any Fronted Foreign Currency Loans.~~

428	“Capital Expenditures” means, for any period, without duplication, (a) the additions to
429	property, plant and equipment and other capital expenditures of Holdings, the Parent Borrower and its
430	consolidated Subsidiaries (including the Receivables Subsidiary) that are (or would be) set forth in a
431	consolidated statement of cash flows of Holdings for such period prepared in accordance with GAAP
432	other than (x) such additions and expenditures classified as Permitted Acquisitions and (y) such additions
433	and expenditures made with Net Proceeds from any casualty or other insured damage or condemnation or
434	similar awards and (b) ~~Capital~~Financing Lease Obligations incurred by Holdings, the Parent Borrower
435	and its consolidated Subsidiaries (including the Receivables Subsidiary) during such period.

436	~~“Capital Lease Obligations” of any Person means the obligations of such Person to pay~~
437	~~rent or other amounts under any lease of (or other arrangement conveying the right to use) real or personal~~
438	~~property, or a combination thereof, which obligations are required to be classified and accounted for as~~
439	~~capital leases on a balance sheet of such Person under GAAP, and the amount of such obligations shall be~~
440	~~the capitalized amount thereof determined in accordance with GAAP; provided that any change in GAAP~~
441	~~after the Restatement Date that would require lease obligations that would have been characterized and~~
442	~~accounted for as operating leases in accordance with GAAP as in effect on the Restatement Date to be~~
443	~~characterized and accounted for as Capital Lease Obligations shall be disregarded for purposes hereof.~~

444	~~“Cequent” means Horizon Global Corporation, a Delaware corporation.~~

445	~~“Cequent Group” means Cequent and its subsidiaries.~~

446	~~“Cequent Related Costs” means reasonably identifiable and factually supportable non-~~
447	~~recurring costs and expenses relating to the formation of Cequent’s corporate office prior to the~~
448	~~Restatement Date.~~

449	~~“Cequent Spin-off” means a “spin-off” transaction with respect to Cequent such that all~~
450	~~of the Equity Interests in Cequent are “spun-off” from the Parent Borrower ratably to the holders of the~~
451	~~Equity Interests in Holdings and Cequent ceases to be a Subsidiary of the Parent Borrower and becomes a~~
452	~~public company.~~

453	~~“Cequent Spin-off Agreement” means the Separation and Distribution Agreement, dated~~
454	~~as of June 30, 2015, by and between Cequent and Holdings.~~

455	“CFC” means a “controlled foreign corporation” within the meaning of Section 957 of
456	the Code.

457	“CFC Holdco” means any Domestic Subsidiary substantially all the assets of which
458	consist of Equity Interests of one or more CFCs.

459	“Change in Control” means (a) the acquisition by any Person other than Holdings of any
460	direct Equity Interest in the Parent Borrower, (b) the acquisition of beneficial ownership, directly or
461	indirectly, by any Person or group (within the meaning of the ~~Securities~~ Exchange Act ~~of 1934 and the~~
462	~~rules of the Commission thereunder~~), of Equity Interests representing more than 35% of ~~either~~ the
463	aggregate ordinary voting power represented by the issued and outstanding Equity Interests in Holdings,
464	(d) the board of directors of Holdings shall cease to consist of a majority of Continuing Directors or (e)
465	the occurrence of any change in control (or similar event, however denominated) with respect to Holdings
466	or the Parent Borrower under (i) any indenture or other agreement in respect of Material Indebtedness to
467	which Holdings, the Parent Borrower or any Subsidiary is a party, (ii) any instrument governing any
468	preferred stock of Holdings, the Parent Borrower or any Subsidiary having a liquidation value or
469	redemption value in excess of $10,000,000 or (iii) the Permitted Receivables Financing.

470	Notwithstanding the preceding or any provision of Rule 13d-3 of the Exchange Act, a
471	Person or group shall not be deemed to beneficially own voting stock subject to a stock or asset purchase
472	agreement, merger agreement, option agreement, warrant agreement or similar agreement (or voting or
473	option or similar agreement related thereto) until the consummation of the acquisition of the voting stock
474	in connection with the transactions contemplated by such agreement.

475	“Change in Law” means (a) the adoption of any law, rule or regulation after the
476	Restatement Date, (b) any change in any law, rule or regulation or in the interpretation or application

477	thereof by any Governmental Authority after the Restatement Date or (c) compliance by any Lender or
478	the Issuing Bank (or, for purposes of Section 2.15(b), by any lending office of such Lender or by such
479	Lender’s or the Issuing Bank’s holding company, if any) with any request, guideline or directive (whether
480	or not having the force of law) of any Governmental Authority made or issued after the Restatement Date;
481	provided that notwithstanding anything herein to the contrary, (i) the Dodd-Frank Wall Street Reform and
482	Consumer Protection Act and all requests, rules, guidelines or directives thereunder or issued in
483	connection therewith and (ii) all requests, rules, guidelines or directives promulgated by the Bank for
484	International Settlements, the Basel Committee on Banking Supervision (or any successor or similar
485	authority) or the United States or foreign regulatory authorities, in each case pursuant to Basel III, shall in
486	each case be deemed to be a “Change in Law,” regardless of the date enacted, adopted, promulgated or
487	issued.

488	“Class~~,~~” when used in reference to (a) any Loan or Borrowing, refers to whether such
489	Loan, or the Loans comprising such Borrowing, are ~~Tranche A Term Loans, Incremental Term Loans of~~
490	~~any Series,~~ Revolving Loans ~~or Swingline Loans~~of a particular tranche of Revolving Commitments, (b)
491	any Commitment, refers to whether such Commitment is a Commitment in respect of a particular tranche
492	~~A Term Commitment, an Incremental Commitment of any Series or a~~of Revolving
493	~~Commitment~~Commitments and (c) any Lender, refers to whether such Lender has a Loan or Commitment
494	~~of~~under a particular tranche of Revolving Commitments. Each tranche of Extended Revolving
495	Commitments shall constitute a separate Class.

496	“Closing Date” means the date on which the conditions specified in Section 4.01 were
497	satisfied, which date was October 16, 2013.

498	“Code” means the Internal Revenue Code of 1986, as amended from time to time.

499	“Collateral” means any and all “Collateral,” as defined in any applicable Security
500	Document.

501	“Collateral Agent” means JPMCB, in its capacity as collateral agent for the Lenders
502	under the Security Documents.

503	“Collateral and Guarantee Requirement” means the requirement that:

504	(a) the Collateral Agent shall have received from each party thereto (other than the
505	Collateral Agent) either (i) a counterpart of (A) the Guarantee Agreement, (B) the Indemnity,
506	Subrogation and Contribution Agreement, (C) the Pledge Agreement and (D) the Security
507	Agreement in each case duly executed and delivered on behalf of such Loan Party, or (ii) in the
508	case of any Person that becomes a Subsidiary Loan Party after the Closing Date, a supplement to
509	each of the Guarantee Agreement, the Indemnity, Subrogation and Contribution Agreement, the
510	Pledge Agreement and the Security Agreement, in each case in the form specified therein, duly
511	executed and delivered on behalf of such Subsidiary Loan Party;

512	(b) all outstanding Equity Interests of the Parent Borrower and each Subsidiary
513	(including the Receivables Subsidiary) owned by or on behalf of any Loan Party shall have been
514	pledged pursuant to the Pledge Agreement (except that the Loan Parties shall not be required to
515	pledge more than 65% of the outstanding voting Equity Interests of any Foreign Subsidiary, any
516	CFC or any CFC Holdco), it being understood that this exception shall not limit the application of
517	the Foreign Security Collateral and Guarantee Requirement) and the Collateral Agent shall have
518	received certificates or other instruments representing all such Equity Interests, together with
519	stock powers or other instruments of transfer with respect thereto endorsed in blank;

520	(c) all Indebtedness of Holdings, the Parent Borrower and each Subsidiary in an
521	aggregate principal amount that exceeds $500,000 that is owing to any Loan Party shall be
522	evidenced by a promissory note and shall have been pledged pursuant to the Pledge Agreement
523	and the Collateral Agent shall have received all such promissory notes, together with instruments
524	of transfer with respect thereto endorsed in blank;

525	(d) all documents and instruments, including Uniform Commercial Code financing
526	statements, required by law or reasonably requested by the Collateral Agent to be filed, registered
527	or recorded to create the Liens intended to be created by the Security Agreement and the Pledge
528	Agreement and perfect such Liens to the extent required by, and with the priority required by, the
529	Security Agreement and the Pledge Agreement, shall have been filed, registered or recorded or
530	delivered to the Collateral Agent for filing, registration or recording;

531	(e) the Collateral Agent shall have received (i) counterparts of a Mortgage with
532	respect to any Mortgaged Property duly executed and delivered by the record owner of such
533	Mortgaged Property, (ii) a policy or policies of title insurance issued by a nationally recognized
534	title insurance company in an amount and form reasonably acceptable to the Administrative
535	Agent insuring the Lien of each such Mortgage as a valid first Lien on the Mortgaged Property
536	described therein, free of any other Liens except as expressly permitted by Section 6.02, together
537	with such endorsements, coinsurance and reinsurance as the Administrative Agent or the
538	Required Lenders may reasonably request, but only to the extent such endorsements are (A)
539	available in the relevant jurisdiction (provided in no event shall the Collateral Agent request a
540	creditors’ rights endorsement) and (B) available at commercially reasonable rates, (iii) ~~if any~~a
541	completed Life of Loan flood hazard determination and, if any improved Mortgaged Property is
542	located in an area determined by the Federal Emergency Management Agency to have special
543	flood hazards, a notice about special flood hazard area status duly executed by the Parent Brower
544	and the applicable Loan Party and evidence of ~~such~~ flood insurance as may be required under
545	~~applicable law, including Regulation H of the Board~~the Flood Laws, and (iv) such abstracts, legal
546	opinions and other documents as the Administrative Agent or the Required Lenders may
547	reasonably request with respect to any such Mortgage or Mortgaged Property; provided, however,
548	in no event shall surveys be required to be obtained with respect to any Mortgaged Property; and

549	(f) each Loan Party (other than the Foreign Subsidiary Borrowers) shall have
550	obtained all consents and approvals required to be obtained by it in connection with the execution
551	and delivery of all Security Documents to which it is a party, the performance of its obligations
552	thereunder and the granting by it of the Liens thereunder.

553	“Commission” means the Securities and Exchange Commission or any Governmental
554	Authority succeeding to any or all of the functions of said Commission.

555	“Commitment” means a ~~Tranche A Term Commitment, an Incremental Term~~
556	~~Commitment of any Series, a~~ Revolving Commitment ~~or any combination thereof (as the context~~
557	~~requires).~~

558	“Commitment Fee” has the meaning assigned to such term in Section 2.12(a).

559	“Commodity Exchange Act” means the Commodity Exchange Act (7 U.S.C. § 1 et seq.),
560	as amended from time to time, and any successor statute.

561	“Consolidated Cash Interest Expense” means, for any period, the excess of (a) the sum,
562	without duplication, of (i) the interest expense (including imputed interest expense in respect of

563	~~Capital~~Financing Lease Obligations) of Holdings, the Parent Borrower and the Subsidiaries (including the
564	Receivables Subsidiary) for such period, determined on a consolidated basis in accordance with GAAP,
565	plus (ii) any interest accrued during such period in respect of Indebtedness of Holdings, the Parent
566	Borrower or any Subsidiary (including the Receivables Subsidiary) that is required to be capitalized rather
567	than included in consolidated interest expense for such period in accordance with GAAP, plus (iii) any
568	cash payments made during such period in respect of obligations referred to in clause (b)(iii) below that
569	were amortized or accrued in a previous period, plus (iv) interest-equivalent costs associated with any
570	Permitted Receivables Financing or Specified Vendor Receivables Financing, whether accounted for as
571	interest expense or loss on the sale of receivables, minus (b) the sum of, without duplication, (i) interest
572	income of Holdings, the Parent Borrower and the Subsidiaries (including the Receivables Subsidiary) for
573	such period, determined on a consolidated basis in accordance with GAAP, plus (ii) to the extent included
574	in such consolidated interest expense for such period, noncash amounts attributable to amortization of
575	financing costs paid in a previous period, plus (iii) to the extent included in such consolidated interest
576	expense for such period, noncash amounts attributable to amortization of debt discounts or accrued
577	interest payable in kind for such period, plus (iv) to the extent included in such consolidated interest
578	expense for such period, all financing fees incurred in connection with the Transactions~~.~~, plus (v) annual
579	agency fees paid to the administrative agents and collateral agents under any permitted credit facility of
580	Holdings, the Parent Borrower or any Subsidiary, plus (vi) costs associated with obtaining Hedging
581	Agreements, plus (vii) any expense resulting from the discounting of any Indebtedness in connection with
582	the application of recapitalization accounting or, if applicable, purchase accounting in connection with
583	any acquisition, plus (viii) penalties and interest relating to taxes, plus (ix) any expensing of bridge,
584	commitment and other financing fees and any other fees related to any acquisitions after the Restatement
585	Date, plus (x) interest expense resulting from push-down accounting, plus (xi) any lease, rental or other
586	expense in connection with a Non-Financing Lease Obligation.

587	“Consolidated EBITDA” means, for any period, Consolidated Net Income for such
588	period plus (a) without duplication and to the extent deducted in determining such Consolidated Net
589	Income (other than with respect to clause (ix) below), the sum of (i) consolidated interest expense for
590	such period, (ii) consolidated income tax expense for such period (including all single business tax
591	expenses imposed by state law), (iii) all amounts attributable to depreciation and amortization for such
592	period, (iv) ~~any extraordinary noncash charges for such period, (v)~~ interest-equivalent costs associated
593	with any Permitted Receivables Financing or Specified Vendor Receivables Financing for such period,
594	whether accounted for as interest expense or loss on the sale of receivables, and all Preferred Dividends,
595	(~~vi) all extraordinary losses during such period that are either noncash or relate to the retirement of~~
596	~~Indebtedness, (vii) noncash expenses during such period resulting from the grant of Equity Interests to~~
597	~~management and employees of Holdings, the Parent Borrower or any of the Subsidiaries, (viii~~v) the
598	aggregate amount of deferred financing expenses for such period, (~~ix~~vi) all other noncash expenses or
599	losses of Holdings, the Parent Borrower or any of the Subsidiaries for such period (excluding any such
600	charge that constitutes an accrual of or a reserve for cash charges for any future period), (~~x) any~~
601	~~nonrecurring fees, expenses or charges realized by Holdings, the Parent Borrower or any of the~~
602	~~Subsidiaries for such period related to any offering of Equity Interests or incurrence of Indebtedness,~~
603	~~whether or not consummated, (xi) (A) fees, costs and expenses in connection with the Transactions and~~
604	~~the Cequent Spin-off and (B) any Cequent Related Costs; provided that the amount added back pursuant~~
605	~~to this clause (xi) cannot exceed $25,000,000 in the aggregate over the term of this Agreement; provided,~~
606	~~further, that any such fees, costs, expenses or Cequent Related Costs that are actually paid for by the~~
607	~~Cequent Group after giving effect to the Cequent Spin-off (and not by a Loan Party) shall not be~~
608	~~permitted to be added back pursuant to this clause (xi), (xii) any nonrecurring costs and expenses arising~~
609	~~from the integration of any business acquired pursuant to any Permitted Acquisition consummated after~~
610	~~the Restatement Date not to exceed $15,000,000 in any fiscal year and $40,000,000 in the aggregate,~~
611	~~(xiii) any nonrecurring expenses or similar costs relating to cost savings projects, including restructuring~~

612	~~and severance expenses, not to exceed $40,000,000 in the aggregate from and after the Restatement Date;~~
613	~~provided that no more than $15,000,000 may be counted in any fiscal year commencing on or after~~
614	~~January 1, 2015, (xiv) net losses from discontinued operations, not to exceed in any fiscal year~~
615	~~$10,000,000, (xv~~vii) losses associated with the prepayment of leases (whether operating leases or capital
616	leases) outstanding on January 1, ~~2015~~2017 from discontinued operations, ~~and (xvi) losses or charges~~
617	~~associated with asset sales otherwise permitted hereunder not to exceed in the aggregate $10,000,000,~~
618	(viii) any costs or expense incurred pursuant to any management equity plan or stock option plan or any
619	other management or employee benefit plan or agreement or any stock subscription or shareholder
620	agreement, to the extent that such cost or expenses are funded with cash proceeds contributed to the
621	common capital of Holdings or any Loan Party (other than from Holdings or a Subsidiary) or Net
622	Proceeds of an issuance of Equity Interests of Holdings (other than Disqualified Equity Interests and other
623	than any issuance to the Parent Borrower or a Subsidiary), in each case, Not Otherwise Applied and (ix)
624	the amount of “run rate” cost savings, operating expense reductions and cost synergies related to mergers
625	and other business combinations, acquisitions, divestitures, restructurings, cost savings initiatives and
626	other similar transactions or initiatives consummated after the Restatement Date that are reasonably
627	identifiable and factually supportable and projected by the Parent Borrower to result within 12 months
628	after such merger or other business combination, acquisition, divestiture, restructuring, cost savings
629	initiative or other transaction or initiative is consummated, net of the amount of actual benefits realized
630	during such period from such actions, provided that the aggregate amount of any such cost savings,
631	operating expense reductions and cost synergies added pursuant to this clause (ix) for any period of four
632	consecutive fiscal quarters of Holdings shall not exceed 20% of Consolidated EBITDA for such period
633	(calculated prior to giving effect to any add-backs pursuant to this clause (ix)) minus (b) without
634	duplication and to the extent included in determining such Consolidated Net Income, (i) any ~~extraordinary~~
635	~~gains for such period and (ii) any~~ gains realized from the retirement of Indebtedness after the Restatement
636	Date, all determined on a consolidated basis in accordance with GAAP and (ii) consolidated income tax
637	benefits for such period (excluding, for purposes of this clause (ii), any such benefits received in a fiscal
638	quarter ended prior to the Restatement Date). If the Parent Borrower or any Subsidiary has made any
639	Permitted Acquisition or Significant Investment or any sale, transfer, lease or other disposition of assets
640	outside of the ordinary course of business permitted by Section 6.05 during the relevant period for
641	determining the Leverage Ratio, the Total Net Leverage Ratio or the Senior Secured Net Leverage Ratio
642	and the Interest Expense Coverage Ratio, Consolidated EBITDA for the relevant period shall be
643	calculated only for purposes of determining the Leverage Ratio, the Total Net Leverage Ratio, the Senior
644	Secured Net Leverage Ratio and the Interest Expense Coverage Ratio after giving pro forma effect
645	thereto, as if such Permitted Acquisition or Significant Investment or sale, transfer, lease or other
646	disposition of assets (and, in each case, any related incurrence, repayment or assumption of Indebtedness,
647	with any new Indebtedness being deemed to be amortized over the relevant period in accordance with its
648	terms, and assuming that any Revolving Loans borrowed in connection with such acquisition are repaid
649	with excess cash balances when available) had occurred on the first day of the relevant period for
650	determining Consolidated EBITDA; provided that with respect to any Significant Investment, (x) any pro
651	forma adjustment made to Consolidated EBITDA shall be in proportion to the percentage ownership of
652	the Parent Borrower or such Subsidiary, as applicable, in the Subject Person (e.g. if the Parent Borrower
653	acquires 70% of the Equity Interests of the Subject Person, a pro forma adjustment to Consolidated
654	EBITDA shall be made with respect to no more than 70% of the EBITDA of the Subject Person) and (y)
655	pro forma effect shall only be given to such Significant Investment if the Indebtedness of the Subject
656	Person is included in Total Indebtedness for purposes of calculating the Leverage Ratio, the Total Net
657	Leverage Ratio and the Senior Secured Net Leverage Ratio and the Subject Person is included as a
658	Subsidiary in the calculation of Consolidated Cash Interest Expense for purposes of calculating the
659	Interest Expense Coverage Ratio, in each case in proportion to the percentage ownership of the Parent
660	Borrower or such Subsidiary, as applicable, in such Subject Person. Any such pro forma calculations
661	may include operating and other expense reductions and other adjustments for such period resulting from

662	any Permitted Acquisition, or sale, transfer, lease or other disposition of assets that is being given pro
663	forma effect to the extent that such operating and other expense reductions and other adjustments (a)
664	would be permitted pursuant to Article XI of Regulation S-X under the Securities Act of 1933
665	(“Regulation S-X”) ~~or~~, (b) are reasonably consistent with the purpose of Regulation S-X as determined in
666	good faith by the Parent Borrower in consultation with the Administrative Agent~~.~~ or (c) are otherwise
667	appropriate, in the reasonable good faith determination of the Parent Borrower as set forth in an officer’s
668	certificate, to reflect operating and other expense reductions reasonably expected to result from the
669	applicable event within 12 months of the date the applicable event is consummated and, in each case,
670	calculated in accordance with and subject to the provisions of clause (a)(ix) of this definition.

671	“Consolidated Net Income” means, for any period, the net income or loss of Holdings,
672	the Parent Borrower and the Subsidiaries (including the Receivables Subsidiary) for such period,
673	determined on a consolidated basis in accordance with GAAP; provided that there shall be excluded:

674	(a) the income of any Person (other than the Parent Borrower or a Significant
675	Investment) in which any other Person (other than the Parent Borrower or any Subsidiary or any director
676	holding qualifying shares in compliance with applicable law) owns an Equity Interest, except to the extent
677	of the amount of dividends or other distributions actually paid to the Parent Borrower or any of the
678	Subsidiaries during such period~~,~~;

679	(b) the income or loss of any Person accrued prior to the date it becomes a
680	Subsidiary or is merged into or consolidated with the Parent Borrower or any Subsidiary or the date that
681	such Person’s assets are acquired by the Parent Borrower or any Subsidiary ~~and~~;

682	(c) the cumulative effect of a change in accounting principles during such period to
683	the extent included in Consolidated Net Income~~.~~;

684	(d) any net after-tax extraordinary, nonrecurring or unusual gains or losses (less all
685	fees and expenses relating thereto);

686	(e) (i) any severance expenses, relocation expenses, restructuring expenses,
687	curtailments or modifications to pension and post-retirement employee benefit plans, excess pension
688	charges, any expenses related to any reconstruction, decommissioning, recommissioning or
689	reconfiguration of fixed assets for alternate uses and fees, expenses or charges relating to facilities closing
690	costs, acquisition integration costs, facilities opening costs, project start-up costs, business optimization
691	costs, signing, retention or completion bonuses, expenses or charges related to any issuance of Equity
692	Interests, investment, acquisition, disposition, recapitalization or issuance, repayment, refinancing,
693	amendment or modification of Indebtedness (in each case, whether or not successful), (ii) any net after-
694	tax income or loss from disposed, abandoned, transferred, closed or discontinued operations or fixed
695	assets and any net after-tax gains or losses on disposal of disposed, abandoned, transferred, closed or
696	discontinued operations or fixed assets, (iii) any net after-tax gains or losses (less all fees and expenses or
697	charges relating thereto) attributable to business dispositions or asset dispositions other than in the
698	ordinary course of business (as determined in good faith by the Parent Borrower) and (iv) costs or
699	expenses realized in connection with or resulting from stock appreciation or similar rights, stock options
700	or other rights existing on the Restatement Date of officers, directors and employees, in each case of such
701	Person or any Subsidiary; provided that the aggregate amount of any charges, expenses, losses or costs
702	excluded pursuant to this clause (e) for any period of four consecutive fiscal quarters of Holdings (or,
703	with respect to any calculation of clause (a)(i) of the Available Amount, (w) for the first fiscal quarter
704	ended after the Closing Date, for such fiscal quarter, (x) for the second fiscal quarter ended after the
705	Closing Date, for the period of two fiscal quarters then ended, (y) for the third fiscal quarter ended after

706	the Closing Date, for the period of three fiscal quarters then ended and (z) for the fourth fiscal quarter
707	ended after the Closing Date and thereafter, for the period of four consecutive fiscal quarters of Holdings
708	most recently ended) shall not exceed 20% of Consolidated EBITDA for such period (calculated prior to
709	giving effect to exclusions pursuant to this clause (e));

710	(f) any fees, expenses, or charges related to the Transactions (including any
711	transaction expenses incurred before, on or after the Restatement Date);

712	(g) effects of purchase accounting adjustments (including the effects of such
713	adjustments pushed down to such Person and such Subsidiaries and including, without limitation, the
714	effects of adjustments to (A) Financing Lease Obligations or (B) any other deferrals of income) in
715	amounts required or permitted by GAAP, resulting from the application of purchase accounting or the
716	amortization or write-off of any amounts thereof, net of taxes;

717	(h) any net after-tax gains or losses (less all fees and expenses or charges relating
718	thereto) attributable to the early extinguishment of Indebtedness, Hedging Agreements or other derivative
719	instruments;

720	(i) any impairment charges or asset write-offs, in each case pursuant to GAAP, and
721	the amortization of intangibles and other fair value adjustments arising pursuant to GAAP;

722	(j) any non-cash expense realized or resulting from stock option plans, employee
723	benefit plans or post-employment benefit plans, or grants or sales of stock, stock appreciation or similar
724	rights, stock options, restricted stock, preferred stock or other rights;

725	(k) any non-cash compensation charges;

726	(l) accruals and reserves that are established or adjusted within 12 months after the
727	Restatement Date and that are so required to be established or adjusted in accordance with GAAP or as a
728	result of adoption or modification of accounting policies;

729	(m) non-cash gains, losses, income and expenses resulting from fair value accounting
730	required by the applicable standard under GAAP and related interpretations;

731	(n) any currency translation gains and losses related to currency remeasurements of
732	Indebtedness, and any net loss or gain resulting from hedging transactions for currency exchange risk;

733	(o) to the extent covered by insurance and actually reimbursed, or, so long as such
734	Person has made a determination that there exists reasonable evidence that such amount will in fact be
735	reimbursed by the insurer and only to the extent that such amount is (i) not denied by the applicable
736	carrier in writing within 180 days and (ii) in fact reimbursed within 365 days of the date of such evidence
737	(with a deduction for any amount so added back to the extent not so reimbursed within 365 days),
738	expenses with respect to liability or casualty events or business interruption; and

739	(p) non-cash charges for deferred tax asset valuation allowances;

740	provided further that there shall be included amounts actually received from insurance in respect of lost
741	revenues or earnings in respect of liability or casualty events or business interruption, and reimbursements
742	of any expenses and charges pursuant to indemnification or other reimbursement provisions in connection
743	with any investment permitted under this Agreement or any sale, conveyance, transfer or other disposition
744	of assets permitted under this Agreement.

745	“Consolidated Total Assets” means, at any date of determination with respect to any
746	Person, the total assets of such Person, determined on a consolidated basis in accordance with GAAP, as
747	shown on the most recent balance sheet of such Person.

748	“Continuing Directors” means the directors of Holdings on the Restatement Date, and
749	each other director, if, in each case, such other director’s nomination for election to the board of directors
750	of Holdings is ~~recommended~~approved by at least ~~66-2/3%~~a majority of the then Continuing Directors.

751	“Control” means the possession, directly or indirectly, of the power to direct or cause the
752	direction of the management or policies of a Person, whether through the ability to exercise voting power,
753	by contract or otherwise. “Controlling” and “Controlled” have meanings correlative thereto.

754	“Covenant Holiday Acquisition” means a Permitted Acquisition for which (i) the cash
755	consideration in respect of such acquisition is $50,000,000 or more and (ii) the Parent Borrower delivers
756	to the Administrative Agent an officers’ certificate designating such Permitted Acquisition as a
757	“Covenant Holiday Acquisition”; provided that in no event shall there be more than two Covenant
758	Holiday Acquisitions.

759	“Covenant Holiday Period” means the period of four consecutive fiscal quarters
760	commencing on the first day of the fiscal quarter in which the consummation of a Covenant Holiday
761	Acquisition occurs; provided that, if applicable, the two Covenant Holiday Periods shall be separated by a
762	period of at least two full fiscal quarters during which no Covenant Holiday Period is in effect.

763	~~“Credit Facility” means a category of Commitments and extensions of credit thereunder.~~

764	“CTA” means the UK Corporation Tax Act 2009.

765	~~“Cumulative Retained Excess Cash Flow Amount” means, at any date of determination,~~
766	~~an amount equal to the aggregate cumulative sum of the Retained Percentage of Excess Cash Flow for the~~
767	~~Excess Cash Flow Periods ended on or prior to such date.~~

768	“Debt Repayment Period” has the meaning assigned to such term in Section 6.08(b)(viii).

769	“Default” means any event or condition which constitutes an Event of Default or which
770	upon notice, lapse of time or both would, unless cured or waived, become an Event of Default.

771	“Defaulting Lender” means any Revolving Lender that (a) has failed, within two
772	Business Days of the date required to be funded or paid, (i) to fund any portion of its Loans, (ii) to fund
773	any portion of its participations in Letters of Credit, Swingline Loans or Fronted Foreign Currency Loans
774	or (iii) to pay to the Administrative Agent, Foreign Currency Agent, the Issuing Bank, the Swingline
775	Lenders, the Fronting Lender any other Lender or any Loan Party any other amount required to be paid by
776	it hereunder, unless, in the case of clause (i) above, such Lender notifies the Administrative Agent in
777	writing that such failure is the result of such Lender’s good faith determination that a condition precedent
778	to funding (specifically identified in such writing, including, if applicable, by reference to a specific
779	Default) has not been satisfied, (b) has notified the Administrative Agent, the Foreign Currency Agent,
780	the Issuing Bank, the Swingline Lenders, the Fronting Lender, any other Lender, Holdings, the Parent
781	Borrower or any Loan Party in writing, or has made a public statement, to the effect that it does not intend
782	or expect to comply with any of its funding obligations under this Agreement (unless such writing or
783	public statement indicates that such position is based on such Lender’s good-faith determination that a
784	condition precedent (specifically identified in such writing, including, if applicable, by reference to a
785	specific Default) to funding a Loan cannot be satisfied) or generally under other agreements in which it

786	commits to extend credit, (c) has failed, within three Business Days after request by the Administrative
787	Agent, the Foreign Currency Agent or any Loan Party made in good faith to provide a certification in
788	writing from an authorized officer of such Lender that it will comply with its obligations (and is
789	financially able to meet such obligations) to fund prospective Loans and participations in then outstanding
790	Letters of Credit, Swingline Loans and Fronted Foreign Currency Loans; provided that such Lender shall
791	cease to be a Defaulting Lender pursuant to this clause (c) upon such Person’s receipt of such certification
792	in form and substance satisfactory to it and the Administrative Agent, or (d) has become the subject of a
793	Bankruptcy Event or a Bail-In Action.

794	~~“Designated Asset Sale” means a sale, transfer or other disposition (including pursuant to~~
795	~~a sale and leaseback transaction) of any property or asset of Holdings, the Parent Borrower or any~~
796	~~Subsidiary that is designated (within three Business Days of consummation of such sale, transfer or other~~
797	~~disposition) by the Parent Borrower, by written notice to the Administrative Agent, as the “Designated~~
798	~~Asset Sale”; provided that (a) at the time of designation of the Designated Asset Sale and after giving pro~~
799	~~forma effect to such asset sale, transfer or other disposition, (i) no Default or Event of Default shall have~~
800	~~occurred and be continuing and (ii) the Borrower shall be in compliance with the Leverage Ratio set forth~~
801	~~in Section 6.13, and (b) there shall not be more than one Designated Asset Sale.~~

802	“Designated Non-Cash Consideration” means the fair market value (as determined in
803	good faith by the Parent Borrower) of non-cash consideration received by the Parent Borrower or a
804	Subsidiary in connection with any sale, transfer, lease or other disposition of assets permitted by this
805	Agreement that is so designated as Designated Non-Cash Consideration pursuant to an officer’s
806	certificate of the Parent Borrower, setting forth such valuation, less the amount of cash or Permitted
807	Investments received in connection with a subsequent sale of such Designated Non-cash Consideration
808	within 180 days of receipt thereof.

809	“Direction” has the meaning assigned to such term in Section 2.17(k)(ii)(A).

810	“Disclosed Matters” means the actions, suits and proceedings and the environmental
811	matters disclosed in Schedule 3.06.

812	~~“Dollar Equivalent” means, with respect to an amount denominated in any currency other~~
813	~~than dollars, the equivalent in dollars of such amount determined at the Exchange Rate on the most recent~~
814	~~Calculation Date and, with respect to any amount denominated in dollars, such amount.~~

815	“Disqualified Equity Interest”: with respect to any Person, any Equity Interest of such
816	Person that by its terms (or by the terms of any security into which it is convertible or for which it is
817	exchangeable, either mandatorily or at the option of the holder thereof), or upon the happening of any
818	event or condition:

819	(a) matures or is mandatorily redeemable (other than solely for Equity Interests of such
820	Person that do not constitute Disqualified Equity Interests and cash in lieu of fractional shares of such
821	Equity Interest) whether pursuant to a sinking fund obligation or otherwise;

822	(b) is convertible or exchangeable, either mandatorily or at the option of the holder
823	thereof, for Indebtedness or Equity Interests (other than solely for Equity Interests of such Person that do
824	not constitute Disqualified Equity Interests and cash in lieu of fractional shares of such Equity Interest);
825	or

826	(c) is redeemable (other than solely for Equity Interests of such Person that do not
827	constitute Disqualified Equity Interests and cash in lieu of fractional shares of such Equity Interest) or is

828	required to be repurchased by Holdings, the Parent Borrower or any Subsidiary, in whole or in part, at the
829	option of the holder thereof;

830	in each case, on or prior to the date that is 91 days after the latest Maturity Date in effect
831	at the time of issuance of such Equity Interest; provided, however, that (i) Equity Interests of any Person
832	that would not constitute Disqualified Equity Interests but for terms thereof giving holders thereof the
833	right to require such Person to redeem or purchase such Equity Interests upon the occurrence of an “asset
834	sale” or a “change of control” (or similar event, however denominated) shall not constitute Disqualified
835	Equity Interests if any such requirement becomes operative only after repayment in full of all the Loans
836	and all other Obligations that are accrued and payable and (ii) Equity Interests of any Person that are
837	issued to any employee or to any plan for the benefit of employees or by any such plan to such employees
838	shall not constitute Disqualified Equity Interests solely because they may be required to be repurchased
839	by such Person or any of its subsidiaries in order to satisfy applicable statutory or regulatory obligations
840	or as a result of such employee’s termination, death or disability.

841	“Documentation Agents” means the Co-Documentation Agents identified on the cover
842	page of this Agreement.

843	“Dollar Equivalent” of any amount means, at the time of determination thereof, (a) if
844	such amount is expressed in a Foreign Currency, the equivalent of such amount in dollars determined by
845	using the rate of exchange for the purchase of the dollars with the Foreign Currency in the London foreign
846	exchange market at or about 11:00 a.m. London time (or New York time, as applicable) on a particular
847	day as displayed by ICE Data Services as the “ask price”, or as displayed on such other information
848	service which publishes that rate of exchange from time to time in place of ICE Data Services (or if such
849	service ceases to be available, the equivalent of such amount in dollars as determined by the
850	Administrative Agent using any method of determination it deems appropriate in its sole discretion) and
851	(b) if such amount is denominated in any other currency (other than dollars or a Foreign Currency), the
852	equivalent of such amount in dollars as determined by the Administrative Agent using any method of
853	determination it deems appropriate in its sole discretion.

854	“dollars” or “$” refers to lawful money of the United States of America.

855	“Domestic Loan Party” means any Loan Party, other than a Loan Party that is a Foreign
856	Subsidiary.

857	“Domestic Subsidiary” means any Subsidiary, other than the Foreign Subsidiaries.

858	~~“ECF Percentage” means 50%; provided, that, with respect to any fiscal year of the~~
859	~~Parent Borrower commencing with the fiscal year ending December 31, 2016, the ECF Percentage shall~~
860	~~be reduced to 0% if the Leverage Ratio as of the last day of such fiscal year is no greater than 3.00 to~~
861	~~1.00.~~

862	“EEA Financial Institution” means (a) any institution established in any EEA Member
863	Country which is subject to the supervision of an EEA Resolution Authority, (b) any entity established in
864	an EEA Member Country which is a parent of an institution described in clause (a) of this definition, or
865	(c) any institution established in an EEA Member Country which is a subsidiary of an institution
866	described in clauses (a) or (b) of this definition and is subject to consolidated supervision with its parent.

867	“EEA Member Country” means any of the member states of the European Union,
868	Iceland, Liechtenstein, and Norway.

869	“EEA Resolution Authority” means any public administrative authority or any Person
870	entrusted with public administrative authority of any EEA Member Country (including any delegee)
871	having responsibility for the resolution of any EEA Financial Institution.

872	“Environmental Laws” means all laws, rules, regulations, codes, ordinances, orders,
873	decrees, judgments, injunctions, notices or binding agreements issued, promulgated or entered into by any
874	Governmental Authority, relating in any way to the environment, preservation or reclamation of natural
875	resources, the management, Release or threatened Release of any Hazardous Material or to health and
876	safety matters.

877	“Environmental Liability” means any liabilities, obligations, damages, losses, claims,
878	actions, suits, judgments, or orders, contingent or otherwise (including any liability for damages, costs of
879	environmental remediation, costs of administrative oversight, fines, natural resource damages, penalties
880	or indemnities), directly or indirectly resulting from or relating to (a) compliance or non-compliance with
881	any Environmental Law, (b) the generation, use, handling, transportation, storage, treatment or disposal of
882	any Hazardous Materials, (c) any actual or alleged exposure to any Hazardous Materials, (d) the Release
883	or threatened Release of any Hazardous Materials or (e) any contract, agreement or other consensual
884	arrangement pursuant to which liability is assumed or imposed with respect to any of the foregoing.

885	“Equity Interests” means shares of capital stock, partnership interests, membership
886	interests in a limited liability company, beneficial interests in a trust or other equity ownership interests in
887	a Person or any warrants, options or other rights to acquire such interests.

888	“ERISA” means the Employee Retirement Income Security Act of 1974, as amended
889	from time to time.

890	“ERISA Affiliate” means any trade or business (whether or not incorporated) that,
891	together with the Parent Borrower, is treated as a single employer under Section 414(b) or (c) of the Code
892	or, solely for purposes of Section 302 of ERISA and Section 412 of the Code, is treated as a single
893	employer under Section 414(b), (c), (m) or (o) of the Code.

894	“ERISA Event” means (a) any “reportable event,” as defined in Section 4043 of ERISA
895	or the regulations issued thereunder with respect to a Plan (other than an event for which the 30 day
896	notice period is waived); (b) a failure by any Plan to satisfy the minimum funding standards (as defined
897	in Section 412 of the Code or Section 302 of ERISA) applicable to such Plan in each instance, whether or
898	not waived; (c) the filing pursuant to Section 412(c) of the Code or Section 302(c) of ERISA of an
899	application for a waiver of the minimum funding standard with respect to any Plan; (d) a determination
900	that any Plan is, or is expected to be, in “at risk” status (as defined in Section 430(i)(4) of the Code or
901	Section 303(i)(4) of ERISA; (e) the incurrence by the Parent Borrower or any of its ERISA Affiliates of
902	any liability under Title IV of ERISA with respect to the termination of any Plan; (f) the receipt by the
903	Parent Borrower or any ERISA Affiliate from the PBGC or a plan administrator of any notice relating to
904	an intention to terminate any Plan or Plans or to appoint a trustee to administer any Plan; (g) the
905	incurrence by the Parent Borrower or any of its ERISA Affiliates of any liability with respect to the
906	withdrawal or partial withdrawal from any Plan or Multiemployer Plan; or (h) the receipt by the Parent
907	Borrower or any ERISA Affiliate of any notice, or the receipt by any Multiemployer Plan from the Parent
908	Borrower or any ERISA Affiliate of any notice, concerning the imposition of Withdrawal Liability or a
909	determination that a Multiemployer Plan is, or is expected to be, insolvent, within the meaning of Title IV
910	of ERISA or in “endangered” or “critical” status (within the meaning of Section 432 of the Code or
911	Section 305 of ERISA).

912	“EU Bail-In Legislation Schedule” means the EU Bail-In Legislation Schedule published
913	by the Loan Market Association (or any successor Person), as in effect from time to time.

914	“EURIBOR Screen Rate” has the meaning assigned to such term in the definition of
915	“LIBO Rate”.

916	“Euro” means the single currency of participating member states of the European Union.

917	“Eurocurrency,” when used in reference to any Loan or Borrowing, refers to whether
918	such Loan, or the Loans comprising such Borrowing, are bearing interest at a rate determined by
919	reference to the Adjusted LIBO Rate.

920	“Event of Default” has the meaning assigned to such term in Article VII.

921	“Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules
922	and regulations of the Commission promulgated thereunder.

923	~~“Excess Cash Flow” means, for any fiscal year, the sum (without duplication) of:~~

924	~~(a) Consolidated Net Income for such fiscal year, adjusted to exclude any gains or~~
925	~~losses attributable to Prepayment Events; plus~~

926	~~(b) the excess, if any, of the Net Proceeds received during such fiscal year by~~
927	~~Holdings, the Parent Borrower and its consolidated Subsidiaries (including the Receivables~~
928	~~Subsidiary) in respect of any Prepayment Events over (x) amounts permitted to be reinvested~~
929	~~pursuant to Section 2.11(c) and (y) the aggregate principal amount of Term Loans prepaid~~
930	~~pursuant to Section 2.11(c) in respect of such Net Proceeds; plus~~

931	~~(c) depreciation, amortization and other noncash charges or losses deducted in~~
932	~~determining such consolidated net income (or loss) for such fiscal year; plus~~

933	~~(d) the sum of (i) the amount, if any, by which Net Working Capital (adjusted to~~
934	~~exclude changes arising from Permitted Acquisitions and Significant Investments) decreased~~
935	~~during such fiscal year plus (ii) the net amount, if any, by which the consolidated deferred~~
936	~~revenues and other consolidated accrued long-term liability accounts of Holdings, the Parent~~
937	~~Borrower and its consolidated Subsidiaries (including the Receivables Subsidiary) (adjusted to~~
938	~~exclude changes arising from Permitted Acquisitions) increased during such fiscal year plus (iii)~~
939	~~the net amount, if any, by which the consolidated accrued long-term asset accounts of Holdings,~~
940	~~the Parent Borrower and its consolidated Subsidiaries (including the Receivables Subsidiary)~~
941	~~(adjusted to exclude changes arising from Permitted Acquisitions) decreased during such fiscal~~
942	~~year; minus~~

943	~~(e) the sum of (i) any noncash gains included in determining such consolidated net~~
944	~~income (or loss) for such fiscal year plus (ii) the amount, if any, by which Net Working Capital~~
945	~~(adjusted to exclude changes arising from Permitted Acquisitions) increased during such fiscal~~
946	~~year plus (iii) the net amount, if any, by which the consolidated deferred revenues and other~~
947	~~consolidated accrued long-term liability accounts of Holdings, the Parent Borrower and its~~
948	~~consolidated Subsidiaries (including the Receivables Subsidiary) (adjusted to exclude changes~~
949	~~arising from Permitted Acquisitions) decreased during such fiscal year plus (iv) the net amount, if~~
950	~~any, by which the consolidated accrued long-term asset accounts of Holdings, the Parent~~
951	~~Borrower and its consolidated Subsidiaries (including the Receivables Subsidiary) (adjusted to~~

952	~~exclude changes arising from Permitted Acquisitions) increased during such fiscal year; minus~~

953	~~(f) the sum of (i) Capital Expenditures for such fiscal year and Capital Expenditures~~
954	~~to be made within 90 days following the end of such fiscal year pursuant to binding agreements~~
955	~~entered into by Holdings, the Parent Borrower or any of its consolidated Subsidiaries (including~~
956	~~the Receivables Subsidiary) prior to the end of such fiscal year; provided that to the extent any~~
957	~~such Capital Expenditure is not made (or if the amount of any such Capital Expenditures less than~~
958	~~the amount deducted with respect hereto) within 90 days after such fiscal year, the amount (or~~
959	~~such portion of the amount) thereof shall be added back to Excess Cash Flow for the subsequent~~
960	~~period (except to the extent attributable to the incurrence of Capital Lease Obligations or~~
961	~~otherwise financed by incurring Long-Term Indebtedness) plus (ii) cash consideration paid~~
962	~~during such fiscal year to make acquisitions or other capital investments (except to the extent~~
963	~~financed by incurring Long-Term Indebtedness or through the use of the Available Amount);~~
964	~~minus~~

965	~~(g) the aggregate principal amount of Long-Term Indebtedness repaid or prepaid by~~
966	~~Holdings, the Parent Borrower and its consolidated Subsidiaries (including the Receivables~~
967	~~Subsidiary) during such fiscal year, excluding (i) Indebtedness in respect of Revolving Loans~~
968	~~(except to the extent the Revolving Commitments are permanently reduced in the amount of and~~
969	~~at the time of any such payment) and Letters of Credit, (ii) Term Loans prepaid pursuant to~~
970	~~Section 2.11(c) or (d) and (iii) repayments or prepayments of Long-Term Indebtedness financed~~
971	~~by incurring other Long-Term Indebtedness or through the use of the Available Amount; minus~~

972	~~(h) the noncash impact of currency translations and other adjustments to the equity~~
973	~~account, including adjustments to the carrying value of marketable securities and to pension~~
974	~~liabilities, in each case to the extent such items would otherwise constitute Excess Cash Flow.~~

975	~~“Excess Cash Flow Period” means each fiscal year of the Parent Borrower, commencing~~
976	~~with the fiscal year ending December 31, 2016.~~

977	“Exchange Rate” means, with respect to any currency (other than dollars) on any date,
978	the rate at which such currency may be exchanged into dollars, as set forth on such date on the relevant
979	Reuters currency page at or about 11:00 A.M., London time, on such date. In the event that such rate
980	does not appear on any Reuters currency page, the “Exchange Rate” with respect to such currency shall
981	be determined by reference to such other publicly available service for displaying exchange rates as may
982	be agreed upon by the Administrative Agent and the Applicable Borrower or, in the absence of such
983	agreement, such “Exchange Rate” shall instead be the Administrative Agent’s spot rate of exchange in the
984	interbank market where its foreign currency exchange operations in respect of such currency are then
985	being conducted, at or about 10:00 A.M., Local Time, on such date for the purchase of dollars with such
986	currency, for delivery two Business Days later (or such other Business Day as the Administrative Agent
987	shall deem applicable with respect to any currency); provided, that if at the time of any such
988	determination, no such spot rate can reasonably be quoted, the Administrative Agent may use any
989	reasonable method as it deems applicable to determine such rate, and such determination shall be
990	conclusive absent manifest error.

991	“Excluded Swap Obligation” means with respect to any Loan Party, any Swap Obligation
992	if, and to the extent that, and only for so long as, all or a portion of the guarantee of such Loan Party of, or
993	the grant by such Loan Party of a security interest to secure, as applicable, such Swap Obligation (or any
994	guarantee thereof) is or becomes illegal under the Commodity Exchange Act or any rule, regulation or
995	order of the Commodity Futures Trading Commission (or the application or official interpretation of any

996	thereof) by virtue of such Loan Party’s failure to constitute an “eligible contract participant,” as defined in
997	the Commodity Exchange Act and the regulations thereunder, at the time the guarantee of (or grant of
998	such security interest by, as applicable) such Loan Party becomes or would become effective with respect
999	to such Swap Obligation. If a Swap Obligation arises under a master agreement governing more than one
1000	Swap, such exclusion shall apply only to the portion of such Swap Obligation that is attributable to Swaps
1001	for which such guarantee or security interest is or becomes illegal.

1002	“Excluded Taxes” means, with respect to the Administrative Agent, any Lender, the
1003	Issuing Bank or any other recipient of any payment to be made by or on account of any obligation of any
1004	Applicable Borrower hereunder or under any other Loan Document, (a) income or franchise taxes
1005	imposed on (or measured by) its net or overall gross income (or net worth or similar Taxes imposed in
1006	lieu thereof) by the United States of America, or by any other jurisdiction as a result of such recipient
1007	being organized in or having its principal office in or applicable lending office in such jurisdiction, or as a
1008	result of any other present or former connection (other than a connection arising solely from this
1009	Agreement or any other Loan Document ) between such recipient and such jurisdiction, (b) any branch
1010	profits Taxes imposed by the United States of America or any similar Tax imposed by any other
1011	jurisdiction described in clause (a) above and (c) in the case of a Non-U.S. Lender (other than an assignee
1012	pursuant to a request by the Parent Borrower under Section 2.19(b)), any United States withholding Taxes
1013	resulting from any law in effect (x) at the time such Non-U.S. Lender becomes a party to this Agreement
1014	or, with respect to any additional position in any Loan acquired after such Non-U.S. Lender becomes a
1015	party hereto, at the time such additional position is acquired by such Non-U.S. Lender or (y) at the time
1016	such Non-U.S. Lender designates a new lending office, except to the extent that such Non-U.S. Lender
1017	(or its assignor, if any) was entitled, immediately prior to designation of a new lending office (or
1018	assignment), to receive additional amounts from an Applicable Borrower with respect to such United
1019	States withholding Tax pursuant to Section 2.17(a), (d) any United States withholding Tax imposed
1020	pursuant to FATCA, and (e) any withholding Tax that is attributable to a recipient’s failure to comply
1021	with Section 2.17(f) ~~and (f) any Taxes resulting from a reallocation of obligations by operation of the~~
1022	~~CAM.~~

1023	“Existing Credit Agreement” means the Credit Agreement dated as of October 16, 2013
1024	(~~and~~ as amended ~~by the Incremental Facility Agreement and Amendment dated as of October 17,~~
1025	~~2014~~prior to the Restatement Date), among TriMas Company LLC, TriMas Corporation, the other loan
1026	parties party thereto, the lenders party thereto, JPMorgan Chase Bank, N.A., as administrative agent and
1027	collateral agent, and the other agents party thereto.

1028	“Existing Letters of Credit” means the letters of credit issued under the Existing Credit
1029	Agreement and outstanding as of the Restatement Date, which are listed on Schedule 1.01(a).

1030	“Existing Revolving Commitments” means “Revolving Commitments” outstanding
1031	under the Existing Credit Agreement immediately prior to the Restatement Date.

1032	“Existing Revolving Lender” means a “Revolving Lender” under the Existing Credit
1033	Agreement immediately prior to the Restatement Date.

1034	“Existing Revolving Loans” means “Revolving Loans” outstanding under the Existing
1035	Credit Agreement immediately prior to the Restatement Date.

1036	“Existing Term Loans” means “Term Loans” outstanding under the Existing Credit
1037	Agreement immediately prior to the Restatement Date.

1038	“Extended Revolving Commitment” has the meaning assigned to such term in Section
1039	2.23(a).

1040	~~“Extended Term Loans” has the meaning assigned to such term in Section 2.23(a).~~

1041	“Extension” has the meaning assigned to such term in Section 2.23(a).

1042	“Extension Offer” has the meaning assigned to such term in Section 2.23(a).

1043	“FATCA” means (i) Sections 1471 through 1474 of the Code, as of the Restatement Date
1044	or any amended or successor provision that is substantively comparable and not materially more onerous
1045	to comply with, and, in each case, any regulations or official interpretations thereof, ~~and~~ (ii) any
1046	agreements entered into pursuant to Section 1471(b)(1) of the Code as of the date this Agreement or any
1047	amended or successor provision as described in clause (i) above~~.~~ and (iii) any intergovernmental
1048	agreement, treaty or convention among Governmental Authorities (and any related legislation, rules or
1049	official administrative practice) in each case implementing of the aforementioned sections of the Code.

1050	“Federal Funds Effective Rate” means, for any day, the ~~weighted average (rounded~~
1051	~~upwards, if necessary, to the next 1/100 of 1%) of the rates on overnight~~rate calculated by the NYFRB
1052	based on such day’s federal funds transactions ~~with members of the Federal Reserve System arranged by~~
1053	~~Federal funds brokers, as~~by depositary institutions, as determined in such manner as the NYFRB shall set
1054	forth on its public website from time to time, and published on the next succeeding Business Day by the
1055	~~Federal Reserve Bank of New York, or, if such rate is not so published for any day that is a Business Day,~~
1056	~~the average (rounded upwards, if necessary, to the next 1/100 of 1%) of the quotations for such day for~~
1057	~~such transactions received by the Administrative Agent from three Federal funds brokers of recognized~~
1058	~~standing selected by it~~NYFRB as the federal funds effective rate; provided that if the Federal Funds
1059	Effective Rate shall be less than zero, such rate shall be deemed to be zero for ~~the~~ purposes of this
1060	Agreement.~~.~~

1061	“Financial Officer” means the chief financial officer, principal accounting officer,
1062	treasurer or controller of Holdings or the Parent Borrower, as applicable.

1063	~~“Foreign Currency” means Pounds Sterling, the Euro, Australian Dollars and any~~
1064	~~additional currencies determined after the Restatement Date by mutual agreement of the Parent Borrower~~
1065	~~or any Foreign Subsidiary Borrower, as the case may be, the applicable Foreign Currency Lenders and the~~
1066	~~Administrative Agent; provided each such currency is a lawful currency that is readily available, freely~~
1067	~~transferable and not restricted, able to be converted into dollars and available in the London interbank~~
1068	~~deposit market.~~

1069	“Financing Lease Obligations” of any Person means the obligations of such Person to pay
1070	rent or other amounts under any lease of (or other arrangement conveying the right to use) real or personal
1071	property, or a combination thereof, which obligations are required to be classified and accounted for as
1072	capital leases on a balance sheet of such Person under GAAP, and the amount of such obligations shall be
1073	the capitalized amount thereof determined in accordance with GAAP; provided that any change in GAAP
1074	after the Restatement Date that would require lease obligations that would have been characterized and
1075	accounted for as operating leases in accordance with GAAP as in effect on the Restatement Date to be
1076	characterized and accounted for as Financing Lease Obligations shall be disregarded for purposes hereof.

1077	“Flood Laws” means, collectively, (i) the National Flood Insurance Reform Act of 1994
1078	(which comprehensively revised the National Flood Insurance Act of 1968 and the Flood Disaster
1079	Protection Act of 1973) as now or hereafter in effect or any successor statute thereto, (ii) the Flood

1080	Insurance Reform Act of 2004 as now or hereafter in effect or any successor statute thereto and (iii) the
1081	Biggert-Waters Flood Insurance Reform Act of 2012 as now or hereafter in effect or any successor statute
1082	thereto.

1083	“Foreign Currency” means Pounds Sterling and the Euro.

1084	“Foreign Currency Agent” means J.P. Morgan Europe Limited, as foreign currency agent
1085	with respect to the Foreign Currency Loans, together with any of its successors.

1086	“Foreign Currency Lenders” means the Fronting Lender and, with respect to any Foreign
1087	Currency, each other Lender as may be designated in writing by the Parent Borrower as a Foreign
1088	Currency Lender with respect to such Foreign Currency which agrees in writing to act as such in
1089	accordance with the terms hereof and are reasonably acceptable to the Administrative Agent (which
1090	Foreign Currency Lenders, as of the Restatement Date, are listed on Schedule 1.01(c)), or any of their
1091	respective affiliates, in each case in their capacities as the lenders of Foreign Currency Loans pursuant to
1092	Section 2.01(a).

1093	“Foreign Currency Loan Participants” means, with respect to each Foreign Currency
1094	Loan, the collective reference to all Revolving Lenders other than the Foreign Currency Lenders with
1095	respect to such Foreign Currency Loan.

1096	“Foreign Currency Loans” means Revolving Loans denominated in any Foreign
1097	Currency.

1098	“Foreign Currency Participation Fee” has the meaning assigned to such term in Section
1099	2.12(e).

1100	“Foreign Currency Participating Interest” has the meaning assigned to such term in
1101	Section 2.24(a).

1102	“Foreign Currency Revolving Exposure” means, with respect to any Revolving Lender at
1103	any time, the sum of (a) the LC Exposure of such Lender in respect of Letters of Credit denominated in
1104	LC Foreign Currencies and (b) such Lender’s Applicable Percentage of the Dollar Equivalent of the
1105	aggregate principal amount of Foreign Currency Loans outstanding at such time.

1106	“Foreign Currency Sublimit” means $~~75,000,000~~125,000,000.

1107	“Foreign Obligations” means any Obligations owing by any Foreign Subsidiary
1108	Borrower.

1109	“Foreign Security Collateral and Guarantee Requirement” means the requirement that:

1110	(a) the Collateral Agent shall have received from the applicable Foreign Subsidiary
1111	Borrower and its subsidiaries a counterpart of each Foreign Security Document relating to the
1112	assets (including the Equity Interests of its subsidiaries) of such Foreign Subsidiary Borrower,
1113	excluding assets as to which the Collateral Agent shall determine in its reasonable discretion,
1114	after consultation with the Parent Borrower, that the costs and burdens of obtaining a security
1115	interest are excessive in relation to the value of the security afforded thereby;

1116	(b) all documents and instruments (including legal opinions) required by law or
1117	reasonably requested by the Collateral Agent to be filed, registered or recorded to create the Liens

1118	intended to be created over the assets specified in clause (a) above and perfect such Liens to the
1119	extent required by, and with priority required by, such Foreign Security Documents, shall have
1120	been filed, registered or recorded or delivered to the Collateral Agent for filing, registration or
1121	recording;

1122	(c) such Foreign Subsidiary Borrower and its subsidiaries shall become a guarantor
1123	of the obligations under the Loan Documents of other Foreign Subsidiary Borrowers, if any,
1124	under a guarantee agreement reasonably acceptable to the Collateral Agent, in either case duly
1125	executed and delivered on behalf of such Foreign Subsidiary Borrower and such subsidiaries,
1126	except that such guarantee shall not be required if the Collateral Agent shall determine in its
1127	reasonable discretion, after consultation with the Parent Borrower, that the benefits of such a
1128	guarantee are limited and such limited benefits are not justified in relation to the burdens imposed
1129	by such guarantee on the Parent Borrower and its Subsidiaries; and

1130	(d) such Foreign Subsidiary Borrower shall have obtained all consents and approvals
1131	required to be obtained by it in connection with the execution and delivery of such Foreign
1132	Security Documents, the performance of its obligations thereunder and the granting by it of the
1133	Liens thereunder.

1134	“Foreign Security Documents” means any agreement or instrument entered into by any
1135	Foreign Subsidiary Borrower that is reasonably requested by the Collateral Agent providing for a Lien
1136	over the assets (including shares of other Subsidiaries) of such Foreign Subsidiary Borrower.

1137	“Foreign Subsidiary” means any Subsidiary that is organized under the laws of a
1138	jurisdiction other than the United States of America or any State thereof or the District of Columbia.

1139	“Foreign Subsidiary Borrowers” means any wholly owned Foreign Subsidiary of the
1140	Parent Borrower organized under the laws of ~~Australia,~~ England and Wales, any member nation of the
1141	European Union or any other nation in Europe reasonably acceptable to the Collateral Agent that becomes
1142	a party to this Agreement in accordance with the requirements set forth in Section 2.20 (it being
1143	understood that as of the Restatement Date, each of Rieke-Lamons Nederland Holdings B.V. and TriMas
1144	Corporation Limited is a Foreign Subsidiary Borrower).

1145	“Foreign Subsidiary Borrowing Agreement” means an agreement substantially in the
1146	form of Exhibit C.

1147	“Fronted Foreign Currency Loans” means the Foreign Currency Loans made by the
1148	Fronting Lender (other than Foreign Currency Loans made by it in an amount equal to the Fronting
1149	Lender’s Applicable Percentage of outstanding Foreign Currency Loans).

1150	“Fronting Lender” means JPMorgan Chase Bank, N.A.

1151	“GAAP” means generally accepted accounting principles in the United States of
1152	America.

1153	“Governmental Authority” means the government of the United States of America, any
1154	other nation or any political subdivision thereof, whether state or local, and any agency, authority,
1155	instrumentality, regulatory body, court, central bank or other entity exercising executive, legislative,
1156	judicial, taxing, regulatory or administrative powers or functions of or pertaining to government
1157	(including any supra-national body exercising such powers or functions, such as the European Union or
1158	the European Central Bank).

1159	“Guarantee” of or by any Person (the “guarantor”) means any obligation, contingent or
1160	otherwise, of the guarantor guaranteeing or having the economic effect of guaranteeing any Indebtedness
1161	or other obligation of any other Person (the “primary obligor”) in any manner, whether directly or
1162	indirectly, and including any obligation of the guarantor, direct or indirect, (a) to purchase or pay (or
1163	advance or supply funds for the purchase or payment of) such Indebtedness or other obligation or to
1164	purchase (or to advance or supply funds for the purchase of) any security for the payment thereof, (b) to
1165	purchase or lease property, securities or services for the purpose of assuring the owner of such
1166	Indebtedness or other obligation of the payment thereof, (c) to maintain working capital, equity capital or
1167	any other financial statement condition or liquidity of the primary obligor so as to enable the primary
1168	obligor to pay such Indebtedness or other obligation or (d) as an account party in respect of any letter of
1169	credit or letter of guaranty issued to support such Indebtedness or obligation; provided, that the term
1170	“Guarantee” shall not include endorsements for collection or deposit in the ordinary course of business.

1171	“Guarantee Agreement” means the Guarantee Agreement, substantially in the form of
1172	Exhibit D, made by Holdings, the Parent Borrower and the Subsidiary Loan Parties party thereto in favor
1173	of the Collateral Agent for the benefit of the Secured Parties.

1174	“Hazardous Materials” means all explosive, radioactive, hazardous or toxic substances,
1175	wastes or other pollutants, including petroleum or petroleum distillates, asbestos or asbestos containing
1176	materials, polychlorinated biphenyls, radon gas, infectious or medical wastes and all other substances or
1177	wastes of any nature regulated pursuant to any Environmental Law.

1178	“Hedging Agreement” means any interest rate protection agreement, foreign currency
1179	exchange agreement, commodity price protection agreement or other interest or currency exchange rate or
1180	commodity price hedging arrangement.

1181	“Holdings” means TriMas Corporation, a Delaware corporation.

1182	“Impacted Currency” has the meaning assigned to such term in the definition of “LIBO
1183	Rate”.

1184	“Impacted Interest Period” has the meaning assigned to such term in the definition of
1185	“LIBO Rate”.

1186	“Impacted Lender” has the meaning assigned to such term in Section 2.26.

1187	“Incremental Commitment” means an Incremental Revolving Commitment ~~or an~~
1188	~~Incremental Term Commitment~~.

1189	“Incremental Equivalent Debt” has the meaning assigned to such term in Section
1190	6.01(a)(xx).

1191	“Incremental Facility Agreement” means an Incremental Facility Agreement, in form and
1192	substance reasonably satisfactory to the Administrative Agent, among Holdings, the Parent Borrower~~, the~~
1193	~~Subsidiary Term Borrowers~~ and the Foreign Subsidiary Borrowers, if any, the Administrative Agent and
1194	one or more Incremental Lenders, establishing Incremental ~~Term Commitments of any Series or~~
1195	~~Incremental~~ Revolving Commitments and effecting such other amendments hereto and to the other Loan
1196	Documents as are contemplated by Section 2.21.

1197	“Incremental Lender” means an Incremental Revolving Lender ~~or an Incremental Term~~
1198	~~Lender.~~

1199	“Incremental Revolving Commitment” means, with respect to any Lender, the
1200	commitment, if any, of such Lender, established pursuant to an Incremental Facility Agreement and
1201	Section 2.21, to make Revolving Loans and to acquire participations in Letters of Credit and Swingline
1202	Loans hereunder, expressed as an amount representing the maximum aggregate permitted amount of such
1203	Lender’s Revolving Exposure under such Incremental Facility Agreement.

1204	“Incremental Revolving Lender” means a Lender with an Incremental Revolving
1205	Commitment.

1206	~~“Incremental Term Commitment” means, with respect to any Lender, the commitment, if~~
1207	~~any, of such Lender, established pursuant an Incremental Facility Agreement and Section 2.21, to make~~
1208	~~Incremental Term Loans of any Series hereunder, expressed as an amount representing the maximum~~
1209	~~principal amount of the Incremental Term Loans of such Series to be made by such Lender.~~

1210	~~“Incremental Term Loans” means any term loans made pursuant to Section 2.21(a).~~

1211	~~“Incremental Term Lender” means a Lender with an Incremental Term Commitment or~~
1212	~~an outstanding Incremental Term Loan.~~

1213	~~“Incremental Term Maturity Date” means, with respect to Incremental Term Loans of~~
1214	~~any Series, the scheduled date on which such Incremental Term Loans shall become due and payable in~~
1215	~~full hereunder, as specified in the applicable Incremental Facility Agreement.~~

1216	“Indebtedness” of any Person means, without duplication, (a) all obligations of such
1217	Person for borrowed money or with respect to advances of any kind, (b) all obligations of such Person
1218	evidenced by bonds, debentures, notes or similar instruments, (c) all obligations of such Person upon
1219	which interest charges are customarily paid, (d) all obligations of such Person under conditional sale or
1220	other title retention agreements relating to property acquired by such Person, (e) all obligations of such
1221	Person in respect of the deferred purchase price of property or services (excluding current accounts
1222	payable incurred in the ordinary course of business), (f) all Indebtedness of others secured by (or for
1223	which the holder of such Indebtedness has an existing right, contingent or otherwise, to be secured by)
1224	any Lien on property owned or acquired by such Person, whether or not the Indebtedness secured thereby
1225	has been assumed, (g) all Guarantees by such Person of Indebtedness of others, (h) all ~~Capital~~Financing
1226	Lease Obligations of such Person, (i) all obligations, contingent or otherwise, of such Person as an
1227	account party in respect of letters of credit and letters of guaranty ~~and~~, (j) all obligations, contingent or
1228	otherwise, of such Person in respect of bankers’ acceptances and (k) obligations in respect of Swaps and
1229	Hedging Agreements in excess of $5,000,000 in the aggregate (it being understood that the amount of
1230	obligations in respect of Swaps and Hedging Agreements shall be calculated as of any date of
1231	determination as the maximum aggregate amount (giving effect to any netting agreements) that Holdings,
1232	the Parent Borrower or the applicable Subsidiary would be required to pay if all Swaps and Hedging
1233	Agreements were terminated at such time). The Indebtedness of any Person shall include the
1234	Indebtedness of any other entity (including any partnership in which such Person is a general partner) to
1235	the extent such Person is liable therefor as a result of such Person’s ownership interest in or other
1236	relationship with such entity, except to the extent the terms of such Indebtedness provide that such Person
1237	is not liable therefor. Notwithstanding anything to the contrary in this paragraph, the term “Indebtedness”
1238	shall not include (a) agreements providing for indemnification, purchase price adjustments or similar
1239	obligations incurred or assumed in connection with the acquisition or disposition of assets or capital stock
1240	~~and~~; (b) trade payables and accrued expenses in each case arising in the ordinary course of business.; (c)
1241	earn-out obligations until any such obligation becomes a liability on the balance sheet; (d) deferred or
1242	prepaid revenues; (e) purchase price holdbacks in respect of a portion of the purchase price of an asset to

1243	satisfy warranty or other unperformed obligations of the respective seller; (f) deferred compensation to
1244	employees of the Parent Borrower or any Subsidiary incurred in the ordinary course of business; and (g)
1245	Non-Financing Lease Obligations.

1246	“Indemnified Taxes” means (a) any Taxes, other than Excluded Taxes, and (b) Other
1247	Taxes.

1248	“Indemnity, Subrogation and Contribution Agreement” means the Indemnity,
1249	Subrogation and Contribution Agreement, substantially in the form of Exhibit E, among the Parent
1250	Borrower, the Subsidiary Loan Parties party thereto and the Collateral Agent.

1251	“Information Memorandum” means the Confidential Information Memorandum dated
1252	~~June 1, 2015~~August 2017, relating to the Parent Borrower and the Transactions.

1253	“Interest Election Request” means a request by the Parent Borrower~~, a Subsidiary Term~~
1254	~~Borrower~~ or a Foreign Subsidiary Borrower, as the case may be, to convert or continue a Revolving Loan
1255	~~or Tranche A Term Borrowing~~ in accordance with Section 2.07.

1256	“Interest Expense Coverage Ratio” means, as of the last day of any fiscal quarter, the
1257	ratio of (a) Consolidated EBITDA to (b) the sum of (i) Consolidated Cash Interest Expense and (ii)
1258	Preferred Dividends, in each case for the period of four consecutive fiscal quarters then ended.

1259	“Interest Payment Date” means (a) with respect to any ABR Loan (other than a Swingline
1260	Loan), the last day of each March, June, September and December, (b) with respect to any Eurocurrency
1261	Loan, the last day of the Interest Period applicable to the Borrowing of which such Loan is a part and, in
1262	the case of a Eurocurrency Borrowing with an Interest Period of more than three months’ duration, each
1263	day prior to the last day of such Interest Period that occurs at intervals of three months’ duration after the
1264	first day of such Interest Period, and (c) with respect to any Swingline Loan, the day that such Loan is
1265	required to be repaid.

1266	“Interest Period” means, with respect to any Eurocurrency Borrowing, the period
1267	commencing on the date of such Borrowing and ending on the numerically corresponding day in the
1268	calendar month that is one, two, three or six months thereafter (or twelve months thereafter if, at the time
1269	of the relevant Borrowing, all Lenders participating therein agree to make an interest period of such
1270	duration available), as the Parent Borrower~~, a Subsidiary Term Borrower~~ or a Foreign Subsidiary
1271	Borrower, as the case may be, may elect; provided that (a) if any Interest Period would end on a day other
1272	than a Business Day, such Interest Period shall be extended to the next succeeding Business Day unless
1273	such next succeeding Business Day would fall in the next calendar month, in which case such Interest
1274	Period shall end on the next preceding Business Day and (b) any Interest Period that commences on the
1275	last Business Day of a calendar month (or on a day for which there is no numerically corresponding day
1276	in the last calendar month of such Interest Period) shall end on the last Business Day of the last calendar
1277	month of such Interest Period. For purposes hereof, the date of a Borrowing initially shall be the date on
1278	which such Borrowing is made and thereafter shall be the effective date of the most recent conversion or
1279	continuation of such Borrowing.

1280	“Interpolated Rate” means, at any time and with respect to any Impacted Currency for
1281	any Impacted Interest Period, the rate per annum (rounded to the same number of decimal places as the
1282	applicable Screen Rate) determined by the Administrative Agent (which determination shall be
1283	conclusive and binding absent manifest error) to be equal to the rate that results from interpolating on a
1284	linear basis between: (a) the applicable Screen Rate (for the longest period for which such Screen Rate is
1285	available for the Impacted Currency) that is shorter than the Impacted Interest Period and (b) the

1286	applicable Screen Rate (for the shortest period for which such Screen Rate is available for the Impacted
1287	Currency) that exceeds the Impacted Interest Period, in each case, as of the Specified Time on the
1288	Quotation Day. When determining the rate for a period which is less than the shortest period for which
1289	the applicable Screen Rate is available, such Screen Rate for purposes of clause (a) above shall be deemed
1290	to be (i) if the Impacted Currency is dollars, the overnight rate for dollars determined by the
1291	Administrative Agent from such service as the Administrative Agent may select and (ii) otherwise, the
1292	Overnight LIBO Rate.

1293	“IRS” means the United States Internal Revenue Service.

1294	“ISP” means, with respect to any Letter of Credit, the International Standby Practices
1295	1998 published by the Institute of International Banking Law & Practice, Inc. (or such later version
1296	thereof as may be in effect at the time of such issuance).

1297	“Issuing Bank” means any of JPMCB, Bank of America, N.A. or Wells Fargo Bank,
1298	National Association, each in its capacity as an issuer of Letters of Credit hereunder, and their respective
1299	successors in such capacity as provided in Section 2.05(i). Any Issuing Bank may, in its discretion,
1300	arrange for one or more Letters of Credit to be issued by Affiliates of such Issuing Bank and in each such
1301	case the term “Issuing Bank” shall include any such Affiliate with respect to Letters of Credit issued by
1302	such Affiliate. References herein and in the other Loan Documents to the Issuing Bank shall be deemed
1303	to refer to the Issuing Bank in respect of the applicable Letter of Credit or to all Issuing Banks, as the
1304	context requires. Notwithstanding the foregoing, each institution listed on Schedule 1.01(a) shall be
1305	deemed to be an Issuing Bank with respect to the Existing Letters of Credit issued by it.

1306	“ITA” means the UK Income Tax Act 2007.

1307	“JPMCB” means JPMorgan Chase Bank, N.A.

1308	“Judgment Currency” has the meaning assigned to such term in Section 10.14.

1309	“Judgment Currency Conversion Date” has the meaning assigned to such term in Section
1310	10.14.

1311	“Latest Maturity Date” means, as of any date of determination, the latest Maturity Date
1312	applicable to any Loans outstanding or Commitments in effect hereunder.

1313	“LC Disbursement” means a payment made by the Issuing Bank pursuant to a Letter of
1314	Credit.

1315	“LC Exposure” means, at any time, the sum of (a) the aggregate undrawn amount of all
1316	outstanding Letters of Credit (including the aggregate Dollar Equivalent of the undrawn amount of all
1317	outstanding Letters of Credit denominated in LC Foreign Currencies) at such time plus (b) the aggregate
1318	amount of all LC Disbursements (including the Dollar Equivalent of the amount of LC Disbursements
1319	made in LC Foreign Currencies) that have not yet been reimbursed by or on behalf of the Parent Borrower
1320	at such time. The LC Exposure of any Revolving Lender at any time shall be its Applicable Percentage of
1321	the total LC Exposure at such time (including, for the avoidance of doubt, such Revolving Lender’s
1322	Applicable Percentage of the Dollar Equivalent of the total LC Exposure denominated in an LC Foreign
1323	Currency); provided that at any time that any tranche of Revolving Commitments has terminated or been
1324	expired and there is LC Exposure outstanding under such tranche of Revolving Commitments, the LC
1325	Exposure of any Revolving Lender under such tranche of Revolving Commitments at any time shall be an
1326	amount equal to its percentage of the total LC Exposure under such tranche represented by such Lender’s

1327	Revolving Commitment most recently in effect, giving effect to any assignments; provided, further, that
1328	for all purposes of this Agreement, if on any date of determination a Letter of Credit has expired by its
1329	terms but any amount may still be drawn thereunder by reason of the operation of Rule 3.14 of the ISP,
1330	such Letter of Credit shall be deemed to be outstanding in the amount so remaining available to be drawn.

1331	“LC Foreign Currency” means Pounds Sterling~~,~~ and the Euro~~, Australian Dollars and any~~
1332	~~additional currencies determined after the Restatement Date by mutual agreement of the Parent Borrower~~
1333	~~or any Foreign Subsidiary Borrower, as the case may be, the Issuing Bank and the Administrative Agent;~~
1334	~~provided that each such currency is a lawful currency that is readily available, freely transferable and not~~
1335	~~restricted, able to be converted into dollars and available in the London interbank deposit market.~~.

1336	“LC Reserve Account” has the meaning assigned to such term in Section 9.02(a).

1337	“LC Sublimit” means $40,000,000.

1338	“LCT Election” has the meaning assigned to such term in Section 1.05.

1339	“LCT Test Date” has the meaning assigned to such term in Section 1.05.

1340	“Lender Affiliate” means, (a) with respect to any Lender, (i) an Affiliate of such Lender
1341	or (ii) any entity (whether a corporation, partnership, trust or otherwise) that is engaged in making,
1342	purchasing, holding or otherwise investing in bank loans and similar extensions of credit in the ordinary
1343	course of its business and is administered or managed by a Lender or an Affiliate of such Lender and (b)
1344	with respect to any Lender that is a fund that invests in bank loans and similar extensions of credit, any
1345	other fund that invests in bank loans and similar extensions of credit and is managed by the same
1346	investment advisor as such Lender or by an Affiliate of such investment advisor.

1347	“Lenders” means the Persons listed on Schedule 2.01 and any other Person that shall
1348	have become a party hereto pursuant to an Assignment and Assumption or an Incremental Facility
1349	Agreement, as the case may be, other than any such Person that ceases to be a party hereto pursuant to an
1350	Assignment and Assumption. Unless the context otherwise requires, the term “Lenders” includes the
1351	Swingline Lenders and the Fronting Lender.

1352	“Letter of Credit” means any letter of credit issued pursuant to this Agreement. Each
1353	Existing Letter of Credit shall be deemed to constitute a Letter of Credit issued hereunder as of the
1354	Restatement Date for all purposes of the Loan Documents.

1355	“Leverage Ratio” means, on any date, the ratio of (a) Total Indebtedness as of such date
1356	to (b) Consolidated EBITDA for the period of four consecutive fiscal quarters of Holdings ended on such
1357	date (or, if such date is not the last day of a fiscal quarter, ended on the last day of the fiscal quarter of
1358	Holdings most recently ended prior to such date for which financial statements are available).

1359	“LIBO Rate” means, (a) with respect to any Eurocurrency Borrowing denominated in any
1360	currency other than Euro ~~and Australian Dollars~~ for any Interest Period, the London interbank offered rate
1361	as administered by the ICE Benchmark Administration appearing on the Reuters “LIBOR01” or
1362	“LIBOR02” screen (or on any successor or substitute page of such service, or any successor or substitute
1363	screen provided by Reuters, or any successor to or substitute for such service, providing rate quotations
1364	comparable to those currently provided on such screen, as determined by the Administrative Agent from
1365	time to time for purposes of providing quotations of interest rates applicable to deposits in the applicable
1366	currency in the London interbank market) as of the Specified Time on the Quotation Day for such Interest
1367	Period (or, in the case of any Eurocurrency Borrowing denominated in Pounds Sterling, on the first day of

1368	such Interest Period), as the rate for deposits in the applicable currency with a maturity comparable to
1369	such Interest Period (the “LIBOR Screen Rate”)~~,~~ and (b) with respect to any Eurocurrency Borrowing
1370	denominated in Euro for any Interest Period, the rate appearing on the Reuters Screen EURIBOR01 Page
1371	(it being understood that this rate is the Euro interbank offered rate (known as the “EURIBOR Rate”)
1372	sponsored by the Banking Federation of the European Union (known as the “FBE”) and the Financial
1373	Markets Association (known as the “ACI”)) as of the Specified Time on the Quotation Day for such
1374	Interest Period, as the rate for deposits in Euro with a maturity comparable to such Interest Period (the
1375	“EURIBOR Screen Rate”~~) and (c) with respect to any Eurocurrency Borrowing denominated in~~
1376	~~Australian Dollars for any Interest Period, the average bid rate appearing on the Reuters Screen BBSY~~
1377	~~page as of the Specified Time on the Quotation Day for such Interest Period for a term equivalent to such~~
1378	~~Interest Period (the “AUD Screen Rate”~~; and together with the LIBOR ~~Screen Rate and the Euribor~~
1379	Screen Rate, the “Screen Rates” and each a “Screen Rate”). If for any reason the applicable Screen Rate
1380	shall not be available at such time for such Interest Period (an “Impacted Interest Period”) with respect to
1381	the relevant currency (the “Impacted Currency”), then the “LIBO Rate” shall be the Interpolated Rate at
1382	such time. Notwithstanding anything to the contrary in this Agreement, if any Screen Rate or Interpolated
1383	Rate shall be less than zero, such Screen Rate or Interpolated Rate, as applicable, shall be deemed to be
1384	zero for purposes of this Agreement.

1385	~~“LIBOR Screen Rate” has the meaning assigned to such term in the definition of “LIBO~~
1386	~~Rate”.~~

1387	“Lien” means, with respect to any asset, (a) any mortgage, deed of trust, lien, pledge,
1388	hypothecation, encumbrance, charge or security interest in, on or of such asset, (b) the interest of a vendor
1389	or a lessor under any conditional sale agreement, capital lease or title retention agreement (or any
1390	financing lease having substantially the same economic effect as any of the foregoing) relating to such
1391	asset and (c) in the case of securities, any purchase option, call or similar right of a third party with
1392	respect to such securities.

1393	“Limited Conditionality Acquisition” ~~has the meaning assigned to such term in Section~~
1394	~~2.21(c)~~means an acquisition permitted by this Agreement for which the Parent Borrower has determined,
1395	in good faith, that limited conditionality is reasonably necessary.

1396	“Limited Conditionality Acquisition Agreement” ~~has the meaning assigned to such term~~
1397	~~in Section 2.21(c)~~means, with respect to any Limited Conditionality Acquisition, the definitive
1398	acquisition documentation in respect thereof.

1399	“Loan Documents” means this Agreement, the Replacement Revolving Facility
1400	Amendment, any Incremental Facility Agreement, any Foreign Subsidiary Borrowing Agreement, the
1401	Security Documents and the promissory notes, if any, executed and delivered pursuant to Section 2.09(e).

1402	“Loan Parties” means Holdings, the Parent Borrower, the ~~Subsidiary Term Borrowers,~~
1403	~~the~~ Foreign Subsidiary Borrowers and the other Subsidiary Loan Parties.

1404	“Loans” means the loans made by the Lenders to the Parent Borrower~~, the Subsidiary~~
1405	~~Term Borrowers~~ and the Foreign Subsidiary Borrowers pursuant to this Agreement.

1406	“Local Time” means (a) with respect to Foreign Currency Loans and Letters of Credit
1407	denominated in Euros or Pounds Sterling, local time in London, (b) with respect to Foreign Currency
1408	Loans denominated in currencies other than Euros and Pounds Sterling and Letters of Credit denominated
1409	in LC Foreign Currencies other than Euros and Pounds Sterling, local time in the Principal Financial
1410	Center for the applicable currency and (c) with respect to any other Loans, local time in New York City.

1411	“Long-Term Indebtedness” means any Indebtedness that, in accordance with GAAP,
1412	constitutes (or, when incurred, constituted) a long-term liability, including the current portion of any
1413	Long-Term Indebtedness.

1414	“Margin Stock” shall have the meaning assigned to such term in Regulation U.

1415	“Market Capitalization” means an amount equal to (a) the total number of issued and
1416	outstanding shares of common Equity Interests of Holdings or any direct or indirect parent of Holdings on
1417	the date of the declaration of a Restricted Payment permitted pursuant to Section 6.08(a)(xii) multiplied
1418	by (b) the arithmetic mean of the closing prices per share of such common Equity Interests on the
1419	principal securities exchange on which such common Equity Interests are traded or quoted for the 30
1420	consecutive trading days immediately preceding the date of declaration of such Restricted Payment.

1421	“Material Adverse Effect” means a material adverse effect on (a) the business,
1422	operations, properties, assets, financial condition, or material agreements of Holdings, the Parent
1423	Borrower and the Subsidiaries (including the Receivables Subsidiary), taken as a whole, (b) the ability of
1424	any Loan Party in any material respect to perform any of its obligations under any Loan Document or (c)
1425	the rights of or benefits available to the Lenders under any Loan Document.

1426	“Material Agreements” means any agreements or instruments relating to Material
1427	Indebtedness.

1428	“Material Indebtedness” means (a) obligations in respect of the Permitted Receivables
1429	Financing and (b) any other Indebtedness (other than the Loans and Letters of Credit), or obligations in
1430	respect of one or more Hedging Agreements, of any one or more of Holdings, the Parent Borrower and its
1431	Subsidiaries in an aggregate principal amount exceeding $~~25,000,000~~50,000,000. For purposes of
1432	determining Material Indebtedness, the “principal amount” of the obligations of Holdings, the Parent
1433	Borrower or any Subsidiary in respect of any Hedging Agreement at any time shall be the maximum
1434	aggregate amount (giving effect to any netting agreements) that Holdings, the Parent Borrower or such
1435	Subsidiary would be required to pay if such Hedging Agreement were terminated at such time.

1436	“Maturity Date” means the ~~Tranche A Maturity Date, the Incremental Term Maturity~~
1437	~~Date with respect to Incremental Term Loans of any Series, the~~ Revolving Maturity Date or the scheduled
1438	maturity date in respect of any Extended ~~Term Loans or Extended~~ Revolving Commitments, as the
1439	context requires.

1440	“Minimum Extension Condition” has the meaning assigned to such term in Section
1441	2.23(b).

1442	~~“Minimum Tranche Amount” has the meaning assigned to such term in Section 2.23(b).~~

1443	“Moody’s” means Moody’s Investors Service, Inc.

1444	“Mortgage” means a mortgage, deed of trust, assignment of leases and rents, leasehold
1445	mortgage or other security document granting a Lien on any Mortgaged Property to secure the
1446	Obligations. Each Mortgage shall be substantially in the form of Exhibit F with such changes as are
1447	necessary under applicable local law.

1448	“Mortgage Amendment” has the meaning assigned to such term in Section 4.04(f).

1449	“Mortgaged Property” means each parcel of real property and improvements thereto with
1450	respect to which a Mortgage is granted pursuant to Section 5.12 or 5.13.

1451	“Multiemployer Plan” means a multiemployer plan as defined in Section 4001(a)(3) of
1452	ERISA.

1453	“Net Proceeds” means, with respect to any event (a) the cash proceeds received in respect
1454	of such event including (i) any cash received in respect of any noncash proceeds, but only as and when
1455	received, (ii) in the case of a casualty, insurance proceeds in excess of $1,000,000 and (iii) in the case of a
1456	condemnation or similar event, condemnation awards and similar payments, net of (b) the sum of (i) all
1457	reasonable fees and out-of-pocket expenses paid by Holdings, the Parent Borrower and the Subsidiaries to
1458	third parties (other than Affiliates) in connection with such event, (ii) in the case of a sale, transfer or
1459	other disposition of an asset (including pursuant to a sale and leaseback transaction or a casualty or a
1460	condemnation or similar proceeding), the amount of all payments required to be made by Holdings, the
1461	Parent Borrower and the Subsidiaries as a result of such event to repay Indebtedness (other than Loans)
1462	secured by such asset or otherwise subject to mandatory prepayment as a result of such event, and (iii) the
1463	amount of all Taxes paid (or reasonably estimated to be payable) by Holdings, the Parent Borrower and
1464	the Subsidiaries, and the amount of any reserves established by Holdings, the Parent Borrower and the
1465	Subsidiaries to fund contingent liabilities reasonably estimated to be payable, in each case during the 24-
1466	month period immediately following such event and that are directly attributable to such event (as
1467	determined reasonably and in good faith by the chief financial officer of Holdings or the Parent Borrower)
1468	to the extent such liabilities are actually paid within such applicable time periods. ~~Notwithstanding~~
1469	~~anything to the contrary set forth above, (x) the proceeds of any sale, transfer or other disposition of~~
1470	~~receivables (or any interest therein) pursuant to any Permitted Receivables Financing or any Specified~~
1471	~~Vendor Receivables Financing shall be deemed to not constitute Net Proceeds and (y) the proceeds of the~~
1472	~~Designated Asset Sale in an amount not to exceed the amount of Restricted Payments permitted to be~~
1473	~~made on the date of designation of the Designated Asset Sale pursuant to Section 6.08(a)(viii) shall be~~
1474	~~deemed to not constitute Net Proceeds.~~

1475	~~“Net Working Capital” means, at any date, (a) the consolidated current assets of~~
1476	~~Holdings, the Parent Borrower and its consolidated Subsidiaries (including the Receivables Subsidiary) as~~
1477	~~of such date (excluding cash and Permitted Investments) minus (b) the consolidated current liabilities of~~
1478	~~Holdings, the Parent Borrower and its consolidated Subsidiaries (including the Receivables Subsidiary) as~~
1479	~~of such date (excluding current liabilities in respect of Indebtedness). Net Working Capital at any date~~
1480	~~may be a positive or negative number. Net Working Capital increases when it becomes more positive or~~
1481	~~less negative and decreases when it becomes less positive or more negative.~~

1482	“Non-Consenting Lender” has the meaning assigned to such term in Section 10.02(c).

1483	“Non-Defaulting Lender” means, at any time, any Revolving Lender that is not a
1484	Defaulting Lender at such time.

1485	“Non-Financing Lease Obligation” means a lease obligation that is not required to be
1486	classified and accounted for as a financing or capital lease on both the balance sheet and the income
1487	statement for financial reporting purposes in accordance with GAAP. For the avoidance of doubt, a
1488	straight-line or operating lease shall be considered a Non-Financing Lease Obligation.

1489	“Non-U.S. Lender” means a Lender or Issuing Bank that is not a U.S. Person.

1490	“Not Otherwise Applied” means, with reference to any proceeds of any transaction or
1491	event that is proposed to be applied to a particular use or transaction, that such amount has not previously
1492	been (and is not simultaneously being) applied to anything other than such particular use or transaction.

1493	“NYFRB” means the Federal Reserve Bank of New York.

1494	“NYFRB Rate” means, for any day, the greater of (a) the Federal Funds Effective Rate in
1495	effect on such day and (b) the Overnight Bank Funding Rate in effect on such day (or for any day that is
1496	not a Business Day, for the immediately preceding Business Day); provided that if none of such rates are
1497	published for any day that is a Business Day, the term “NYFRB Rate” means the rate for a federal funds
1498	transaction quoted at 11:00 a.m. on such day received to the Administrative Agent from a Federal funds
1499	broker of recognized standing selected by it; provided, further, that if any of the aforesaid rates shall be
1500	less than zero, such rate shall be deemed to be zero for purposes of this Agreement.

1501	“Obligations” has the meaning assigned to such term in the Security Agreement.

1502	“OFAC”~~:~~ means the Office of Foreign Assets Control of the U.S. Department of
1503	Treasury.

1504	“Original Credit Agreement” means the Credit Agreement dated as of October 16, 2013,
1505	among TriMas Company LLC, TriMas Corporation, the other loan parties party thereto, the lenders party
1506	thereto, JPMorgan Chase Bank, N.A., as administrative agent and collateral agent, and the other agents
1507	party thereto, as in effect on the Closing Date.

1508	“Other Taxes” means any present or future stamp, court, documentary, intangible,
1509	recording, filing or similar excise or property Taxes that arise from any payment made under, from the
1510	execution, delivery, performance, enforcement or registration of, or from the registration, receipt or
1511	perfection of a security interest under, or otherwise with respect to, any Loan Document, except any such
1512	Taxes imposed with respect to an assignment (other than an assignment under Section 2.19(b)).

1513	“Overnight Bank Funding Rate” means, for any day, the rate comprised of both overnight
1514	federal funds and overnight Eurodollar borrowings by U.S.-managed banking offices of depository
1515	institutions, as such composite rate shall be determined by the NYFRB as set forth on its public website
1516	from time to time, and published on the next succeeding Business Day by the NYFRB as an overnight
1517	bank funding rate (from and after such date as the NYFRB shall commence to publish such composite
1518	rate).

1519	“Overnight LIBO Rate” means, with respect to any Loans or overdue amount in respect
1520	thereof, the rate of interest per annum at which overnight deposits in the applicable currency, in an
1521	amount approximately equal to the amount with respect to which such rate is being determined, would be
1522	offered for such day by a branch or affiliate of JPMorgan Chase Bank, N.A. in the applicable offshore
1523	interbank market for such currency to major banks in such interbank market.

1524	“Parallel Debt Foreign Obligations” has the meaning assigned to such term in Section
1525	10.18(b).

1526	~~“Parallel Debt U.S. Obligations” has the meaning assigned to such term in Section~~
1527	~~10.18(a).~~

1528	“Parent Borrower” means TriMas Company LLC, a Delaware limited liability company.

1529	“Participant” has the meaning assigned to such term in Section 10.04(e).

1530	“Participant Register” has the meaning assigned to such term in Section 10.04(e).

1531	“PATRIOT Act” has the meaning assigned to such term in Section 10.16.

1532	“PBGC” means the Pension Benefit Guaranty Corporation referred to and defined in
1533	ERISA and any successor entity performing similar functions.

1534	“Perfection Certificate” means a certificate in the form of Annex I to the Security
1535	Agreement or any other form approved by the Collateral Agent.

1536	“Permitted Acquisition” means any acquisition, whether by purchase, merger,
1537	consolidation or otherwise, by the Parent Borrower or a Subsidiary of all or substantially all the assets of,
1538	or all of the Equity Interests in, a Person or a division, line of business or other business unit of a Person
1539	so long as (a) such acquisition shall not have been preceded by a tender offer that has not been approved
1540	or otherwise recommended by the board of directors of such Person, (b) such assets are to be used in, or
1541	such Person so acquired is engaged in, as the case may be, a business of the type conducted by the Parent
1542	Borrower and its Subsidiaries on the Restatement Date or in a business reasonably related thereto and (c)
1543	immediately after giving effect thereto, (i) (other than with respect to Limited Conditionality
1544	Acquisitions) no Default has occurred and is continuing or would result therefrom, (ii) all transactions
1545	related thereto are consummated in all material respects in accordance with applicable laws, (iii) all of the
1546	Equity Interests (other than Assumed Preferred Stock) of each Subsidiary formed for the purpose of or
1547	resulting from such acquisition shall be owned directly by the Parent Borrower or a Subsidiary and all
1548	actions required to be taken under Sections 5.12 and 5.13 have been taken, (iv) (other than with respect to
1549	Limited Conditionality Acquisitions) ~~the~~each of the Total Net Leverage Ratio and the Senior Secured Net
1550	Leverage Ratio, on a pro forma basis after giving effect to such acquisition and recomputed as of the last
1551	day of the most recently ended fiscal quarter of Holdings for which financial statements are available, as
1552	if such acquisition (and any related incurrence ~~or~~and repayment of Indebtedness) had occurred on the first
1553	day of the relevant period (provided that any acquisition that occurs prior to the first testing period under
1554	Section 6.13 shall be deemed to have occurred during such first testing period), is at least 0.25 less than is
1555	otherwise required pursuant to Section 6.13 at the time of such event, (v) any Indebtedness or any
1556	preferred stock that is incurred, acquired or assumed in connection with such acquisition shall be in
1557	compliance with Section 6.01 and (vi) the Parent Borrower has delivered to the Administrative Agent an
1558	officers’ certificate to the effect set forth in clauses (a), (b) and (c)(i) through (v) above, together with all
1559	relevant financial information for the Person or assets to be acquired; provided further that no Limited
1560	Conditionality Acquisition shall become effective unless (i) no Default or Event of Default shall have
1561	occurred and be continuing as of the date of entry into the Limited Conditionality Acquisition Agreement,
1562	(ii) on the date of effectiveness of the Limited Conditionality Acquisition Agreement, the representations
1563	and warranties of each Loan Party set forth in the Loan Documents shall be true and correct on and as of
1564	such date and (iii) on the date of effectiveness of the Limited Conditionality Acquisition Agreement and
1565	assuming ~~such Incremental Term Loans were made on such date, the~~any related incurrence and
1566	repayment of Indebtedness, each of the Total Net Leverage Ratio ~~of Holdings~~and the Senior Secured Net
1567	Leverage Ratio, on a pro forma basis after giving effect to such acquisition, is at least 0.25 less than is
1568	otherwise required pursuant to Section 6.13 on such date.

1569	“Permitted Encumbrances” means:

1570	(a) Liens imposed by law for taxes, assessments or other governmental charges that
1571	are not yet due or are being contested in compliance with Section 5.05;

1572	(b) carriers’, warehousemen’s, mechanics’, materialmen’s, repairmen’s and other
1573	like Liens imposed by law, arising in the ordinary course of business and securing obligations that
1574	are not overdue by more than ~~30~~60 days or are being contested in compliance with Section 5.05;

1575	(c) pledges and deposits made in the ordinary course of business in compliance with
1576	workers’ compensation, unemployment insurance and other social security laws or regulations;

1577	(d) deposits to secure the performance of bids, trade contracts, leases, statutory
1578	obligations, surety and appeal bonds, performance bonds and other obligations of a like nature, in
1579	each case in the ordinary course of business;

1580	(e) judgment Liens in respect of judgments and attachments Liens that do not
1581	constitute an Event of Default under clause (k) of Article VII and notices of lis pendens and
1582	associated rights related to litigation being contested in good faith by appropriate proceedings and
1583	for which adequate reserves have been made;

1584	(f) easements, zoning restrictions, rights-of-way and similar encumbrances on real
1585	property imposed by law or arising in the ordinary course of business that do not secure any
1586	monetary obligations and do not materially detract from the value of the affected property or
1587	interfere with the ordinary conduct of business of Holdings, the Parent Borrower or any
1588	Subsidiary;

1589	(g) ground leases in respect of real property on which facilities owned or leased by
1590	Holdings, the Parent Borrower or any of the Subsidiaries are located, other than any Mortgaged
1591	Property;

1592	(h) Liens (i) in favor of credit card processors securing obligations in connection
1593	with credit card processing services incurred in the ordinary course of business and (ii) in favor or
1594	customs and revenue authorities arising as a matter of law to secure payment of customs duties in
1595	connection with the importation of goods in the ordinary course of business;

1596	(i) leases or subleases granted to other Persons and not interfering in any material
1597	respect with the business of Holdings, the Parent Borrower and the Subsidiaries, taken as a
1598	whole;

1599	(j) banker’s liens, rights of set-off or similar rights, in each case arising by operation
1600	of law; and

1601	(k) Liens in favor of a landlord on leasehold improvements in leased premises;

1602	provided that the term “Permitted Encumbrances” shall not include any Lien securing Indebtedness.

1603	“Permitted Investments” means:

1604	(a) direct obligations of, or obligations the principal of and interest on which are
1605	unconditionally guaranteed by, the United States of America (or by any agency thereof to the
1606	extent such obligations are backed by the full faith and credit of the United States of America), in
1607	each case maturing within one year from the date of acquisition thereof;

1608	(b) investments in commercial paper maturing within one year from the date of
1609	acquisition thereof and having, at such date of acquisition, the highest credit rating obtainable
1610	from S&P or from Moody’s;

1611	(c) investments in certificates of deposit, banker’s acceptances and time deposits
1612	maturing within one year from the date of acquisition thereof issued or guaranteed by or placed
1613	with, and money market deposit accounts issued or offered by, any domestic office of any
1614	commercial bank organized under the laws of the United States of America or any State thereof
1615	that has a combined capital and surplus and undivided profits of not less than $500,000,000;

1616	(d) fully collateralized repurchase agreements with a term of not more than 30 days
1617	for securities described in clause (a) above and entered into with a financial institution satisfying
1618	the criteria described in clause (c) above;

1619	(e) securities issued by any state of the United States of America or any political
1620	subdivision of any such state or any public instrumentality thereof having maturities of not more
1621	than six months from the date of acquisition thereof and, at the time of acquisition, having the
1622	highest credit rating obtainable from S&P or from Moody’s;

1623	(f) securities issued by any foreign government or any political subdivision of any
1624	foreign government or any public instrumentality thereof having maturities of not more than six
1625	months from the date of acquisition thereof and, at the time of acquisition, having the highest
1626	credit rating obtainable from S&P or from Moody’s;

1627	(g) investments of the quality as those identified on Schedule 6.04 as “Qualified
1628	Foreign Investments” made in the ordinary course of business;

1629	(h) cash; and

1630	(i) investments in funds that invest solely in one or more types of securities
1631	described in clauses (a), (e) and (f) above.

1632	“Permitted Joint Venture and Foreign Subsidiary Investments” means investments by
1633	Holdings, the Parent Borrower or any Subsidiary in the Equity Interests of (a) any Person that is not a
1634	Subsidiary or (b) any Person that is a Foreign Subsidiary, in an aggregate amount not to exceed
1635	$125,000,000 ~~(provided that such amount shall be increased to (x) $175,000,000 so long as the Leverage~~
1636	~~Ratio is less than 3.75 to 1.00 and (y) $250,000,000 so long as the Leverage Ratio is less than 3.00 to~~
1637	~~1.00)~~.

1638	“Permitted Receivables Documents” means the Receivables Purchase Agreement, the
1639	Receivables Transfer Agreement and all other documents and agreements relating to the Permitted
1640	Receivables Financing.

1641	“Permitted Receivables Financing” means (a) the sale by the Parent Borrower and certain
1642	Subsidiaries (other than Foreign Subsidiaries) of accounts receivable to the Receivables Subsidiary
1643	pursuant to the Receivables Purchase Agreement and (b) the sale or pledge of such accounts receivable
1644	(or participations therein) by the Receivables Subsidiary to certain purchasers pursuant to the Receivables
1645	Transfer Agreement.

1646	“Permitted Tax Distribution” means

1647	(a) with respect to any taxable period during which the Parent Borrower is treated as
1648	a disregarded entity for U.S. federal income tax purposes and/or any of its Subsidiaries is a
1649	member of a consolidated, unitary, combined or similar tax group in which Holdings or Holdings’
1650	direct or indirect parent is the common parent, distributions by the Parent Borrower to Holdings
1651	to pay the portion of such consolidated, unitary combined or similar tax liability that is
1652	attributable to the taxable income of the Parent Borrower and its Subsidiaries; provided, however,
1653	that the amount of such aggregate amount of payments that would be made pursuant to this clause
1654	(a) in respect of any taxable period does not exceed the actual tax liability of such consolidated,
1655	unitary, combined or similar tax group and

1656	(b) with respect to any taxable period during which Holdings is treated as a
1657	partnership for U.S. federal income tax purposes and the Parent Borrower is treated as a
1658	disregarded entity or partnership for U.S. federal income tax purposes, distributions by the Parent
1659	Borrower to Holdings to pay the portion of the tax liability of Holdings’ direct or indirect owners
1660	that is attributable to the taxable income of the Parent Borrower (determined as if the Parent
1661	Borrower were a taxpayer), in an aggregate amount equal to the product of (y) the taxable income
1662	of the Parent Borrower allocable to Holdings for such period less the cumulative amount of net
1663	taxable loss of the Parent Borrower allocated to Holdings for all prior taxable periods beginning
1664	after the Restatement Date (determined as if such periods were one combined period) to the
1665	extent such prior net losses are of a character (i.e., ordinary or capital) that would have allowed
1666	such losses to be offset against the current period’s income and (z) the highest combined marginal
1667	federal and applicable state and/or local income tax rate applicable to the Parent Borrower for the
1668	taxable period in question (taking into account the deductibility of state and local income taxes
1669	(subject to applicable limitations) for U.S. federal income tax purposes).

1670	~~“Permitted Term Loan Refinancing Indebtedness” means any Indebtedness incurred to~~
1671	~~refinance all or any portion of the outstanding Term Loans or Incremental Term Loans; provided that, (i)~~
1672	~~such refinancing Indebtedness, if secured, is secured only by the Collateral on a pari passu or junior basis~~
1673	~~with the Obligations under this Agreement (provided that the Permitted Term Loan Refinancing~~
1674	~~Indebtedness shall not consist of bank loans that are secured on a pari passu basis with the Obligations~~
1675	~~under this Agreement), (ii) no Subsidiary that is not originally obligated with respect to repayment of the~~
1676	~~Indebtedness being refinanced is obligated with respect to the refinancing Indebtedness, (iii) the weighted~~
1677	~~average life to maturity of the refinancing Indebtedness shall be no shorter than the remaining weighted~~
1678	~~average life to maturity of the Terms Loans being refinanced, (iv) the maturity date in respect of the~~
1679	~~refinancing Indebtedness shall not be earlier than the maturity date in respect of the Indebtedness being~~
1680	~~refinanced, (v) the principal amount of such refinancing Indebtedness does not exceed the principal~~
1681	~~amount of the Indebtedness so refinanced except by an amount (such amount, the “Additional Permitted~~
1682	~~Amount”) equal to unpaid accrued interest and premium thereon at such time plus reasonable fees and~~
1683	~~expenses incurred in connection with such refinancing, (vi) the Indebtedness being so refinanced is paid~~
1684	~~down on a dollar-for-dollar basis by such refinancing Indebtedness (other than by the Additional~~
1685	~~Permitted Amount), (vii) the terms of any such refinancing Indebtedness (1) (excluding pricing, fees and~~
1686	~~rate floors and optional prepayment or redemption terms and subject to clause (2) below) reflect, in Parent~~
1687	~~Borrower’s reasonable judgment, then-existing market terms and conditions and (2) (excluding pricing,~~
1688	~~fees and rate floors) are no more favorable to the lenders providing such refinancing Indebtedness than~~
1689	~~those applicable to the Indebtedness being refinanced (in each case, including with respect to mandatory~~
1690	~~and optional prepayments); provided that the foregoing shall not apply to covenants or other provisions~~
1691	~~applicable only to periods after the Latest Maturity Date in effect immediately prior to the establishment~~
1692	~~of such refinancing Indebtedness; provided further that any such refinancing Indebtedness may contain,~~
1693	~~without any Lender’s consent, additional covenants or events of default not otherwise applicable to the~~
1694	~~Indebtedness being refinanced or covenants more restrictive than the covenants applicable to the~~

1695	~~Indebtedness being refinanced, in each case prior to the Latest Maturity Date in effect immediately prior~~
1696	~~to the establishment of such refinancing Indebtedness, so long as all Lenders receive the benefits of such~~
1697	~~additional covenants, events of default or more restrictive covenants and (viii) such refinancing~~
1698	~~Indebtedness, if secured, shall be subject to a customary intercreditor agreement in form and substance~~
1699	~~reasonably satisfactory to the Administrative Agent.~~

1700	“Permitted Unsecured Debt” means any unsecured notes or bonds or other unsecured
1701	debt securities; provided that (a) such Indebtedness shall not mature prior to the date that is 91 days after
1702	the Latest Maturity Date in effect at the time of the issuance of such Indebtedness and shall not have any
1703	principal payments due prior to such date, except upon the occurrence of a change of control or similar
1704	event (including asset sales), in each case so long as the provisions relating to change of control or similar
1705	events (including asset sales) included in the governing instrument of such Indebtedness provide that the
1706	provisions of this Agreement must be satisfied prior to the satisfaction of such provisions of such
1707	Indebtedness, (b) such Indebtedness is not Guaranteed by any Subsidiary of Holdings other than the Loan
1708	Parties (which Guarantees shall be unsecured and shall be permitted only to the extent permitted by
1709	Section 6.01(a)(vi)), (c) such Indebtedness shall not have any financial maintenance covenants, (d) such
1710	Indebtedness shall not have a definition of “Change of Control” or “Change in Control” (or any other
1711	defined term having a similar purpose) that is materially more restrictive than the definition of Change of
1712	Control set forth herein and (e) such Indebtedness, if subordinated in right of payment to the Obligations,
1713	shall be subject to subordination and intercreditor provisions that are, in the Administrative Agent’s
1714	reasonable judgment, customary under then-existing market convention.

1715	“Person” means any natural person, corporation, limited liability company, trust, joint
1716	venture, association, company, partnership, Governmental Authority or other entity.

1717	“Plan” means any employee pension benefit plan (other than a Multiemployer Plan)
1718	subject to the provisions of Title IV of ERISA or Section 412 of the Code or Section 302 of ERISA, and
1719	in respect of which the Parent Borrower or any ERISA Affiliate is (or, if such plan were terminated,
1720	would under Section 4069 of ERISA be deemed to be) an “employer” as defined in Section 3(5) of
1721	ERISA.

1722	“Pledge Agreement” means the Pledge Agreement, substantially in the form of Exhibit G,
1723	among Holdings, the Parent Borrower, the Subsidiary Loan Parties party thereto and the Collateral Agent
1724	for the benefit of the Secured Parties.

1725	“Pounds Sterling” means the lawful currency of the United Kingdom.

1726	“Preferred Dividends” means any cash dividends of Holdings permitted hereunder paid
1727	with respect to preferred stock of Holdings.

1728	~~“Prepayment Event” means:~~

1729	~~(a) any sale, transfer or other disposition (including pursuant to a sale and leaseback~~
1730	~~transaction) of any property or asset of Holdings, the Parent Borrower or any Subsidiary, other~~
1731	~~than dispositions described in clauses (a), (b), (c), (d), (f), (g) and (j) (but only to the extent the~~
1732	~~sales, transfers or other dispositions under clause (j) do not exceed $50,000,000) of Section 6.05~~
1733	~~and Section 6.06(a); provided that an Acquisition Lease Financing shall not constitute a~~
1734	~~Prepayment Event; or~~

1735	~~(b) any casualty or other insured damage to, or any taking under power of eminent~~
1736	~~domain or by condemnation or similar proceeding of, any property or asset of Holdings, the~~

1737	~~Parent Borrower or any Subsidiary having a book value or fair market value in excess of~~
1738	~~$1,000,000, but only to the extent that the Net Proceeds therefrom have not been applied to~~
1739	~~repair, restore or replace such property or asset within 365 days after such event; or~~

1740	~~(c) the incurrence by Holdings, the Parent Borrower or any Subsidiary of any~~
1741	~~Indebtedness, other than Indebtedness permitted by Section 6.01(a).~~

1742	“Prime Rate” means the rate of interest per annum publicly announced from time to time
1743	by JPMCB as its prime rate in effect at its principal office in New York City; each change in the Prime
1744	Rate shall be effective from and including the date such change is publicly announced as being effective.

1745	“Principal Financial Center” means, with respect to any Foreign Currency, the principal
1746	financial center where such currency is cleared and settled, as determined by the Administrative Agent.

1747	“Qualified Holdings Preferred Stock” means any preferred capital stock or preferred
1748	Equity Interest of Holdings (a)(i) that does not provide for any cash dividend payments or other cash
1749	distributions in respect thereof prior to the Latest Maturity Date in effect as of the date of issuance of such
1750	Indebtedness and (ii) that by its terms (or by the terms of any security into which it is convertible or for
1751	which it is exchangeable or exercisable) or upon the happening of any event does not (A)(x) mature or
1752	become mandatorily redeemable pursuant to a sinking fund obligation or otherwise, (y) become
1753	convertible or exchangeable at the option of the holder thereof for Indebtedness or preferred stock that is
1754	not Qualified Holdings Preferred Stock or (z) become redeemable at the option of the holder thereof
1755	(other than as a result of a change of control event), in whole or in part, in each case on or prior to the date
1756	that is 365 days after the Latest Maturity Date in effect at the time of the issuance thereof and (B) provide
1757	holders thereunder with any rights upon the occurrence of a “change of control” event prior to the
1758	repayment of the Obligations and termination of the Commitments under the Loan Documents, (b) with
1759	respect to which Holdings has delivered a notice to the Administrative Agent that it has issued preferred
1760	stock or preferred Equity Interest in lieu of incurring (x) Permitted Acquisition Subordination Notes or (y)
1761	Indebtedness permitted by ~~clause (xii) under~~ Section 6.01(a)(xii), with such notice specifying to which of
1762	such Indebtedness such preferred stock or preferred Equity Interest applies; provided that (i) the aggregate
1763	liquidation value of all such preferred stock or preferred Equity Interest issued pursuant to this clause (b)
1764	shall not exceed at any time the dollar limitation related to the applicable Indebtedness hereunder, less the
1765	aggregate principal amount of such Indebtedness then outstanding and (ii) the terms of such preferred
1766	stock or preferred Equity Interests (x) shall provide that upon a default thereof, the remedies of the
1767	holders thereof shall be limited to the right to additional representation on the board of directors of
1768	Holdings and (y) shall otherwise be no less favorable to the Lenders, in the aggregate, than the terms of
1769	the applicable Indebtedness or (c) having an aggregate initial liquidation value not to exceed $25,000,000;
1770	provided that the terms of such preferred stock or preferred Equity Interests shall provide that upon a
1771	default thereof, the remedies of the holders thereof shall be limited to the right to additional representation
1772	on the board of directors of Holdings.

1773	“Qualifying Lender” means:

1774	(a) a Revolving Lender (other than a Lender within clause (b) of the definition of
1775	Qualifying Lender) which is beneficially entitled to interest payable to that Lender in respect of
1776	an advance under a Loan Document and is:

1777	(i) a Lender:

1778	(A) that is a bank (as defined for the purpose of section 879 of the
1779	ITA) making an advance under a Loan Document and is within the charge to United
1780	Kingdom corporation tax as respects any payments of interest made in respect of that
1781	advance or would be within such charge as respects such payments apart from section
1782	18A of the CTA; or

1783	(B) in respect of an advance under a Loan Document by a person
1784	that was a bank (as defined for the purpose of section 879 of the ITA) at the time that
1785	such advance under a Loan Document was made and within the charge to United
1786	Kingdom corporation tax as respects any payments of interest made in respect of that
1787	advance; or

1788	(ii) a Lender which is:

1789	(A) a company resident in the United Kingdom for United
1790	Kingdom Tax purposes;

1791	(B) a partnership, each member of which is:

1792	(1) a company so resident in the United Kingdom; or

1793	(2) a company not so resident in the United Kingdom
1794	which carries on a trade in the United Kingdom through a permanent
1795	establishment and which brings into account in computing its
1796	chargeable profits (within the meaning of section 19 of the CTA) the
1797	whole of any share of interest payable in respect of that advance that
1798	falls to it by reason of Part 17 of the CTA; or

1799	(C) a company not so resident in the United Kingdom which
1800	carries on a trade in the United Kingdom through a permanent establishment and which
1801	brings into account interest payable in respect of that advance in computing the
1802	chargeable profits (within the meaning of section 19 of the CTA) of that company; or

1803	(iii) a Treaty Lender; or

1804	(b) a Revolving Lender that is a building society (as defined for the purposes of
1805	section 880 of the ITA) making an advance.

1806	“Quotation Day” means with respect to the determination of the Adjusted LIBO Rate for
1807	any Interest Period for Eurocurrency Loans, the day on which quotations would ordinarily be given by
1808	prime banks in the London interbank market for deposits in such currency for delivery on the first day of
1809	such Interest Period for such Interest Period; provided, that if quotations would ordinarily be given on
1810	more than one date, the Quotation Day for such Interest Period shall be the last of such dates. On the
1811	Restatement Date, the Quotation Day in respect of any Interest Period (i) for dollars is customarily the
1812	day which is two Business Days prior to the first day of such Interest Period, (ii) for Euros is customarily
1813	the day which is two TARGET Days prior to the first day of such Interest Period and (iii) for Pounds
1814	Sterling ~~and Australian Dollars~~ is customarily the day which is the first day of such Interest Period.

1815	“Receivables Fees” means distributions or payments made directly or by means of
1816	discounts with respect to any participation interests issued or sold in connection with, and all other fees
1817	paid to a Person that is a Subsidiary in connection with, any Permitted Receivables Financing or Specified
1818	Vendor Receivables Financing.

1819	“Receivables Purchase Agreement” means (a) the Amended and Restated Receivables
1820	Purchase Agreement dated as of December 29, 2009 among the Receivables Subsidiary, Holdings and the
1821	Subsidiaries party thereto, related to the Permitted Receivables Financing, as may be amended,
1822	supplemented or otherwise modified to the extent permitted by Section 6.11 and (b) any agreement
1823	replacing such Receivables Purchase Agreement~~,~~; provided that ~~(subject to the proviso below)~~ the
1824	aggregate amount of all receivables financings pursuant to the Receivables Purchase Agreement shall not
1825	exceed $75,000,000 at any time outstanding; provided further that such replacing agreement contains
1826	terms that are substantially similar to such Receivables Purchase Agreement and that are otherwise no
1827	more adverse to the Lenders than the applicable terms of such Receivables Purchase Agreement~~; provided~~
1828	~~further that the aggregate amount of all receivables financings pursuant to the Receivables Purchase~~
1829	~~Agreement shall not exceed $125,000,000 at any time outstanding~~.

1830	“Receivables Subsidiary” means TSPC, Inc., a Nevada corporation.

1831	“Receivables Transfer Agreement” means (a) the Receivables Transfer Agreement dated
1832	as of the December 29, 2009, among the Receivables Subsidiary, Holdings and the purchasers party
1833	thereto, relating to the Permitted Receivables Financing, as may be amended, supplemented or otherwise
1834	modified to the extent permitted by Section 6.11 and (b) any agreement replacing such Receivables
1835	Transfer Agreement, provided that such replacing agreement contains terms that are substantially similar
1836	to such Receivables Transfer Agreement and that are otherwise no more adverse to the Lenders than the
1837	applicable terms of such Receivables Transfer Agreement.

1838	“Register” has the meaning assigned to such term in Section 10.04(c).

1839	“Regulation U” shall mean Regulation U of the Board as from time to time in effect and
1840	all official rulings and interpretations thereunder or thereof.

1841	“Regulation X” shall mean Regulation X of the Board as from time to time in effect and
1842	all official rulings and interpretations thereunder or thereof.

1843	“Related Parties” means, with respect to any specified Person, such Person’s Affiliates
1844	and the respective directors, officers, employees, agents, trustees and advisors of such Person and of such
1845	Person’s Affiliates.

1846	“Release” means any release, spill, emission, leaking, dumping, injection, pouring,
1847	deposit, disposal, discharge, dispersal, leaching or migration into or through the environment (including
1848	ambient air, surface water, groundwater, land surface or subsurface strata) or within any building,
1849	structure, facility or fixture.

1850	~~“Replaced Term Loans” has the meaning assigned to such term in Section 10.02(d).~~

1851	“Replaced Revolving Facility” has the meaning assigned to such term in Section
1852	10.02(d).

1853	“Replacement Revolving Facility Amendment” means that certain Replacement
1854	Revolving Facility Amendment, dated as of ~~June 30~~September 20, ~~2015~~2017.

1855	“Replacement Revolving Facility” has the meaning assigned to such term in Section
1856	10.02(d).

1857	~~“Replacement Term Loans” has the meaning assigned to such term in Section 10.02(d).~~

1858	“Required Lenders” means, at any time, Lenders having Revolving Exposures~~, Term~~
1859	~~Loans~~ and unused Commitments representing more than 50% of the sum of the total Revolving
1860	Exposures~~, outstanding Term Loans~~ and unused Commitments at such time.

1861	“Reset Date” has the meaning assigned to such term in Section 2.25(a).

1862	“Restatement Date” means the date on which the conditions precedent set forth in Section
1863	4.04 have been satisfied, which date is ~~June 30~~September 20, ~~2015~~2017.

1864	~~“Restatement Date Dividend” has the meaning assigned to such term in Section~~
1865	~~6.01(a)(xxi).~~

1866	“Restricted Indebtedness” means Indebtedness of Holdings, the Parent Borrower or any
1867	Subsidiary, the payment, prepayment, redemption, repurchase or defeasance of which is restricted under
1868	Section 6.08(b).

1869	“Restricted Payment” means any dividend or other distribution (whether in cash,
1870	securities or other property) with respect to any Equity Interests in Holdings, the Parent Borrower or any
1871	Subsidiary (including the Receivables Subsidiary), or any payment (whether in cash, securities or other
1872	property), including any sinking fund or similar deposit, on account of the purchase, redemption,
1873	retirement, acquisition, cancelation or termination of any Equity Interests in Holdings, the Parent
1874	Borrower or any Subsidiary (including the Receivables Subsidiary) or any option, warrant or other right
1875	to acquire any such Equity Interests in Holdings, the Parent Borrower or any Subsidiary (including the
1876	Receivables Subsidiary).

1877	~~“Retained Percentage” means, with respect to any Excess Cash Flow Period, (a) 100%~~
1878	~~minus (b) the ECF Percentage with respect to such Excess Cash Flow Period.~~

1879	“Revolving Availability Period” means the period from and including the Restatement
1880	Date to but excluding the earlier of the Revolving Maturity Date and the date of termination of the
1881	Revolving Commitments.

1882	“Revolving Commitment” means, with respect to each Revolving Lender, the
1883	commitment of such Revolving Lender to make Revolving Loans and to acquire participations in Letters
1884	of Credit, Swingline Loans and Foreign Currency Loans hereunder, expressed as an amount representing
1885	the maximum aggregate amount of such Revolving Lender’s Revolving Exposure hereunder, as such
1886	commitment may be (a) reduced from time to time pursuant to Section 2.08, (b) reduced or increased
1887	from time to time pursuant to assignments by or to such Lender pursuant to Section 10.04 and (c)
1888	increased or assumed pursuant to an Incremental Facility Agreement. The amount of each Revolving
1889	Lender’s Revolving Commitment as of the Restatement Date is set forth on Schedule 2.01 or in the
1890	Assignment and Assumption or the Incremental Facility Agreement pursuant to which such Revolving
1891	Lender shall have assumed its Revolving Commitment, as applicable. The initial aggregate amount of the
1892	Lenders’ Revolving Commitments on the Restatement Date is $~~500,000,000~~300,000,000.

1893	“Revolving Exposure” means, with respect to any Revolving Lender at any time, the sum
1894	of (a) the aggregate outstanding principal amount of Revolving Loans (other than Foreign Currency

1895	Loans) held by such Lender, (b) the LC Exposure of such Lender, (c) the Swingline Exposure of such
1896	Lender and (d) such Lender’s Applicable Percentage of the Dollar Equivalent of the aggregate principal
1897	amount of Foreign Currency Loans outstanding at such time.

1898	“Revolving Lender” means a Lender with a Revolving Commitment or, if the Revolving
1899	Commitments have terminated or expired, a Lender with Revolving Exposure.

1900	“Revolving Lender Parent” means, with respect to any Revolving Lender, any Person in
1901	respect of which such Lender is a subsidiary.

1902	“Revolving Loan” means any Loan made by a Revolving Lender pursuant to Section
1903	2.01(a)(iii) or 2.01(a)(iv).

1904	“Revolving Maturity Date” means ~~June 30~~September 20, ~~2020~~2022.

1905	“RP Period” has the meaning assigned to such term in Section 6.08(a)(viii).

1906	“S&P” means Standard & Poor’s Financial Services LLC, or any successor thereto.

1907	“Sanctioned Country” means, at any time, a country, region or territory which is itself the
1908	subject or target of any Sanctions (as of the Restatement Date, the Crimea region of Ukraine, Cuba, Iran,
1909	North Korea, Sudan and Syria).

1910	“Sanctioned Person” means, at any time, (a) any Person listed in any Sanctions-related
1911	list of designated Persons maintained by the Office of Foreign Assets Control of the U.S. Department of
1912	the Treasury, the U.S. Department of State, or by the United Nations Security Council, the European
1913	Union ~~or~~, any European Union member state, the United Kingdom or other relevant sanctions authority,
1914	(b) any Person operating, organized or resident in a Sanctioned Country or (c) any Person owned or
1915	controlled by any such Person or Persons described in the foregoing clauses (a) or (b).

1916	“Sanctions” means economic or financial sanctions or trade embargoes imposed,
1917	administered or enforced from time to time by (a) the U.S. government, including those administered by
1918	the Office of Foreign Assets Control of the U.S. Department of the Treasury or the U.S. Department of
1919	State or (b) the United Nations Security Council, the European Union, any European Union member state
1920	~~or~~, Her Majesty’s Treasury of the United Kingdom or other relevant sanctions authority.

1921	“Screen Rate” has the meaning assigned to such term in the definition of “LIBO Rate”.

1922	“Secured Parties” has the meaning assigned to such term in the Security Agreement.

1923	“Security Agreement” means the Security Agreement, substantially in the form of Exhibit
1924	H, among Holdings, the Parent Borrower, the Subsidiary Loan Parties party thereto and the Collateral
1925	Agent for the benefit of the Secured Parties.

1926	“Security Documents” means the Security Agreement, the Pledge Agreement, the
1927	Mortgages, the Mortgage Amendments, the Guarantee Agreement, the Indemnity, Subrogation and
1928	Contribution Agreement, each Foreign Security Document entered into pursuant to Section 2.20 and
1929	Section 4.03 and each other security agreement or other instrument or document executed and delivered
1930	pursuant to Section 5.12 or 5.13 to secure any of the Obligations.

1931	“Senior Indebtedness” means Total Indebtedness less Subordinated Debt.

1932	“Senior Secured Indebtedness” means Senior Indebtedness that is secured by a Lien on
1933	any asset of Holdings, the Parent Borrower or any of its Subsidiaries.

1934	“Senior Secured Net Leverage Ratio” means, on any date, the ratio of (a) (i) Senior
1935	Secured Indebtedness as of such date less (ii) the aggregate amount ~~(~~in excess of $10,000,000 (but not to
1936	exceed $100,000,000) of ~~domestic~~the sum of (x) 100% of the unrestricted cash and ~~domestic~~ unrestricted
1937	Permitted Investments of the Parent Borrower and its Domestic Subsidiaries as of such date and (y) 70%
1938	of the unrestricted cash and unrestricted Permitted Investments of Foreign Subsidiaries as of such date to
1939	(b) Consolidated EBITDA for the period of four consecutive fiscal quarters of Holdings ended on such
1940	date (or, if such date is not the last day of a fiscal quarter, ended on the last day of the fiscal quarter of
1941	Holdings most recently ended prior to such date for which financial statements are available).

1942	~~“Series” has the meaning assigned to such term in Section 2.21(b).~~

1943	“Significant Investment” means any acquisition by the Parent Borrower or a Subsidiary
1944	of more than 50% (but less than 100%) of the Equity Interests in a Person (such Person, the “Subject
1945	Person”), so long as such acquisition is permitted by Section 6.04.

1946	~~“Specified Obligations” means Obligations consisting of the principal and interest on~~
1947	~~Loans, reimbursement obligations in respect of LC Disbursements and fees.~~

1948	“Similar Business” means any business (a) the majority of whose revenues are derived
1949	from business or activities conducted by the Parent Borrower and its Subsidiaries on the Restatement
1950	Date, (b) that is a natural outgrowth or reasonable extension, development, expansion of any business or
1951	activities conducted by the Parent Borrower and its Subsidiaries on the Restatement Date or any business
1952	similar, reasonably related, incidental, complementary or ancillary to any of the foregoing and (c) any
1953	business that in the Parent Borrower’s good faith business judgment constitutes a reasonable
1954	diversification of businesses conducted by the Parent Borrower and its Subsidiaries.

1955	“Specified Time” means ~~in respect of Loans denominated in (a) Australian Dollars, 11:00~~
1956	~~a.m., Sydney time and (b) any currency other than Australian Dollars,~~ 11:00 a.m., London time.

1957	“Specified Vendor Receivables Financing” means the sale by the Parent Borrower and
1958	certain Subsidiaries (other than Foreign Subsidiaries) of accounts receivable to one or more financial
1959	institutions pursuant to third-party financing agreements in transactions constituting “true sales”; provided
1960	that the aggregate amount of all such receivables financings shall not exceed $75,000,000 at any time
1961	outstanding.

1962	“Specified Vendor Receivables Financing Documents” means all documents and
1963	agreements relating to Specified Vendor Receivables Financing.

1964	“Statutory Reserve Rate” means a fraction (expressed as a decimal), the numerator of
1965	which is the number one and the denominator of which is the number one minus the aggregate of the
1966	maximum reserve percentages (including any marginal, special, emergency or supplemental reserves)
1967	expressed as a decimal established by the Board to which the Administrative Agent is subject with respect
1968	to the Adjusted LIBO Rate, for eurocurrency funding (currently referred to as “Eurocurrency Liabilities”
1969	in Regulation D of the Board). Such reserve percentages shall include those imposed pursuant to such
1970	Regulation D. Eurocurrency Loans shall be deemed to constitute eurocurrency funding and to be subject
1971	to such reserve requirements without benefit of or credit for proration, exemptions or offsets that may be
1972	available from time to time to any Lender under any applicable law, rule or regulation. The Statutory

1973	Reserve Rate shall be adjusted automatically on and as of the effective date of any change in any reserve
1974	percentage.

1975	“Subject Person” has the meaning assigned to such term in the definition of “Significant
1976	Investment.”

1977	“Subordinated Debt” means any subordinated Indebtedness of Holdings, the Parent
1978	Borrower or any Subsidiary.

1979	“subsidiary” means, with respect to any Person (the “parent”) at any date, any
1980	corporation, limited liability company, partnership, association or other entity the accounts of which
1981	would be consolidated with those of the parent in the parent’s consolidated financial statements if such
1982	financial statements were prepared in accordance with GAAP as of such date, as well as any other
1983	corporation, limited liability company, partnership, association or other entity (a) of which securities or
1984	other ownership interests representing more than 50% of the ordinary voting power or, in the case of a
1985	partnership, more than 50% of the general partnership interests are, as of such date, owned, controlled or
1986	held, or (b) that is, as of such date, otherwise Controlled, by the parent or one or more subsidiaries of the
1987	parent or by the parent and one or more subsidiaries of the parent.

1988	“Subsidiary” means any subsidiary of the Parent Borrower or Holdings, as the context
1989	requires, including the ~~Subsidiary Term Borrowers and the~~ Foreign Subsidiary Borrowers. Unless
1990	expressly otherwise provided, the term “Subsidiary” shall not include the Receivables Subsidiary.

1991	“Subsidiary Loan Party” means (a) any Subsidiary that is not a Foreign Subsidiary (other
1992	than (i) the Foreign Subsidiary Borrowers, (ii) any CFC, (iii) any CFC Holdco and (iv) any U.S. Holdco)
1993	that executes the documents required by clause (a)(i) or (a)(ii), as applicable, of the Collateral and
1994	Guarantee Requirement~~,~~ and (b) any ~~Subsidiary Term Borrower and (c) any~~ Foreign Subsidiary Borrower
1995	and any other Foreign Subsidiary that executes a guarantee agreement pursuant to paragraph (c) of the
1996	Foreign Security Collateral and Guarantee Requirement.

1997	~~“Subsidiary Term Borrowers” means each direct or indirect wholly owned domestic~~
1998	~~subsidiary of the Parent Borrower listed on the signature page hereof.~~

1999	“Swap” means any agreement, contract, or transaction that constitutes a “swap” within
2000	the meaning of section 1a(47) of the Commodity Exchange Act.

2001	“Swap Obligation” means, with respect to any person, any obligation to pay or perform
2002	under any Swap.

2003	“Swingline Exposure” means, at any time, the aggregate principal amount of all
2004	Swingline Loans outstanding at such time. The Swingline Exposure of any Revolving Lender at any time
2005	shall be (a) its Applicable Percentage of the total Swingline Exposure at such time related to Swingline
2006	Loans other than any Swingline Loans made by such Lender in its capacity as a Swingline Lender and (b)
2007	if such Lender shall be a Swingline Lender, the principal amount of all Swingline Loans made by such
2008	Lender outstanding at such time (to the extent that the other Revolving Lenders shall not have funded
2009	their participations in such Swingline Loans).

2010	“Swingline Lender” means either JPMCB, in its capacity as lender of Swingline Loans
2011	hereunder~~, Comerica Bank, in its capacity as lender of Swingline Loans hereunder,~~ or any additional
2012	Swingline Lender designated pursuant to Section 10.02(d), as the case may be. References herein and in

2013	the other Loan Documents to the Swingline Lender shall be deemed to refer to the Swingline Lender in
2014	respect of the applicable Swingline Loan or to all Swingline Lenders, as the context requires.

2015	“Swingline Loan” means a Loan made pursuant to Section 2.04.

2016	“Syndication Agents” means the Co-Syndication Agents identified on the cover page of
2017	this Agreement.

2018	“Synthetic Purchase Agreement” means any swap, derivative or other agreement or
2019	combination of agreements pursuant to which Holdings, the Parent Borrower or a Subsidiary is or may
2020	become obligated to make (i) any payment (other than in the form of Equity Interests in Holdings) in
2021	connection with a purchase by a third party from a Person other than Holdings, the Parent Borrower or a
2022	Subsidiary of any Equity Interest or Restricted Indebtedness or (ii) any payment (other than on account of
2023	a permitted purchase by it of any Equity Interest or any Restricted Indebtedness) the amount of which is
2024	determined by reference to the price or value at any time of any Equity Interest or Restricted
2025	Indebtedness; provided that phantom stock or similar plans providing for payments only to current or
2026	former directors, officers, consultants, advisors or employees of Holdings, the Parent Borrower or the
2027	Subsidiaries (or to their heirs or estates) shall not be deemed to be Synthetic Purchase Agreements.

2028	“TARGET Day” means any day on which (i) TARGET2 is open for settlement of
2029	payments in Euro and (ii) banks are open for dealings in deposits in Euro in the London interbank market.

2030	“TARGET2” means the Trans-European Automated Real-time Gross Settlement Express
2031	Transfer payment system which utilizes a single shared platform and which was launched on November
2032	19, 2007.

2033	“Tax Confirmation” means a confirmation by a Lender that the person beneficially
2034	entitled to interest payable to that Lender in respect of an advance under a Loan Document is either:

2035	(a) a company resident in the United Kingdom for United Kingdom Tax purposes; or

2036	(b) a partnership each member of which is:

2037	(i) a company so resident in the United Kingdom; or

2038	(ii) a company not so resident in the United Kingdom which carries on a
2039	trade in the United Kingdom through a permanent establishment and which brings into
2040	account in computing its chargeable profits (within the meaning of section 19 of the
2041	CTA) the whole of any share of interest payable in respect of that advance that falls to it
2042	by reason of Part 17 of the CTA; or

2043	(c) a company not so resident in the United Kingdom which carries on a trade in the
2044	United Kingdom through a permanent establishment and which brings into account interest
2045	payable in respect of that advance in computing the chargeable profits (within the meaning of
2046	section 19 of the CTA) of that company.

2047	“Taxes” means any and all present or future taxes (of any nature whatsoever), levies,
2048	imposts, duties, deductions, charges or withholdings (including backup withholding) imposed by any
2049	Governmental Authority, including any interest, additions to tax or penalties applicable thereto.

2050	~~“Term Borrowers” means the Parent Borrower and the Subsidiary Term Borrowers.~~

2051	~~“Term Commitment” means a Tranche A Term Commitment or an Incremental Term~~
2052	~~Commitment of any Series.~~

2053	~~“Term Lender” means a Lender with outstanding Term Loans or a Term Commitment.~~

2054	~~“Term Loan” means a Tranche A Term Loan or an Incremental Term Loan of any Series.~~

2055	~~“Term Loan Obligations” has the meaning assigned to such term in Section 10.15(a).~~

2056	“Total Indebtedness” means, as of any date, the sum of, without duplication, (a) the
2057	aggregate principal amount of Indebtedness of Holdings, the Parent Borrower and the Subsidiaries
2058	outstanding as of such date, in the amount that would be reflected on a balance sheet prepared as of such
2059	date on a consolidated basis in accordance with GAAP, plus (b) the aggregate “Net Investment” as
2060	defined in Annex A to the Receivables Transfer Agreement, plus (c) the aggregate principal amount of
2061	Indebtedness of Holdings, the Parent Borrower and the Subsidiaries outstanding as of such date that is not
2062	required to be reflected on a balance sheet in accordance with GAAP, determined on a consolidated basis;
2063	provided that, for purposes of clause (c) above, the term “Indebtedness” shall not include (i) contingent
2064	obligations of Holdings, the Parent Borrower or any Subsidiary as an account party in respect of any letter
2065	of credit or letter of guaranty unless, without duplication, such letter of credit or letter of guaranty
2066	supports an obligation that constitutes Indebtedness and (ii) Indebtedness described in Section 6.01(a)(xi).

2067	“Total Net Leverage Ratio” means, on any date, the ratio of (a) (i) Total Indebtedness as
2068	of such date less (ii) the aggregate amount in excess of $10,000,000 (but not to exceed $100,000,000) of
2069	the sum of (x) 100% of the unrestricted cash and unrestricted Permitted Investments of the Parent
2070	Borrower and its Domestic Subsidiaries as of such date and (y) 70% of the unrestricted cash and
2071	unrestricted Permitted Investments of Foreign Subsidiaries as of such date to (b) Consolidated EBITDA
2072	for the period of four consecutive fiscal quarters of Holdings ended on such date (or, if such date is not
2073	the last day of a fiscal quarter, ended on the last day of the fiscal quarter of Holdings most recently ended
2074	prior to such date for which financial statements are available).

2075	~~“Tranche A Maturity Date” means June 30, 2020.~~

2076	~~“Tranche A Term Commitment” means, with respect to each Lender, the commitment, if~~
2077	~~any, of such Lender to make a Tranche A Term Loan hereunder on the Restatement Date, expressed as an~~
2078	~~amount representing the maximum principal amount of the Tranche A Term Loan to be made by such~~
2079	~~Lender hereunder, as such commitment may be (a) reduced from time to time pursuant to Section 2.08~~
2080	~~and (b) reduced or increased from time to time pursuant to assignments by or to such Lender pursuant to~~
2081	~~Section 10.04. The amount of each Lender’s Tranche A Term Commitment on the Restatement Date is~~
2082	~~the amount of its “New Term Loan Commitment” as defined in the Replacement Facility Amendment.~~
2083	~~The initial aggregate amount of the Lenders’ Tranche A Term Commitments on the Restatement Date is~~
2084	~~$275,000,000.~~

2085	~~“Tranche A Term Lender” means a Lender with a Tranche A Term Commitment or an~~
2086	~~outstanding Tranche A Term Loan.~~

2087	~~“Tranche A Term Loan” means a Loan made pursuant to Section 2.01(a)(i).~~

2088	“Transactions” means, collectively, (a) the execution and delivery of the Replacement
2089	Revolving Facility Amendment and the amendment of the Existing Credit Agreement effected thereby,

2090	(b) the ~~borrowing of~~repayment in full of the Existing Term Loans ~~in an aggregate principal amount of~~
2091	~~$275,000,000 and~~, (c) the establishment of revolving commitments in an aggregate amount of
2092	~~$500,000,000~~300,000,000 hereunder and (~~c~~d) the payment of the fees and expenses payable in connection
2093	with the foregoing.

2094	“Treaty” has the meaning assigned to such term in the definition of Treaty State.

2095	“Treaty Lender” means a Revolving Lender which:

2096	(a) is treated as a resident of a Treaty State for the purposes of the Treaty;

2097	(b) does not carry on a business in the United Kingdom through a permanent
2098	establishment with which that Lender’s participation in any advance is effectively connected; and

2099	(c) meets all of the conditions in the Treaty that relate to the Lender for full
2100	exemption from Taxes imposed by the United Kingdom on interest, subject to the completion of
2101	procedural formalities.

2102	“Treaty State” means a jurisdiction having a double taxation agreement (a “Treaty”)
2103	with the United Kingdom which makes provision for full exemption from Tax imposed by the United
2104	Kingdom on interest.

2105	“Type,” when used in reference to any Loan or Borrowing, refers to whether the rate of
2106	interest on such Loan, or on the Loans comprising such Borrowing, is determined by reference to the
2107	Adjusted LIBO Rate or the Alternate Base Rate.

2108	“UCP” means, with respect to any Letter of Credit, the Uniform Customs and Practice for
2109	Documentary Credits, International Chamber of Commerce Publication No. 600 (or such later version
2110	thereof as may be in effect at the time of issuance).

2111	“UK Borrower” means a Foreign Subsidiary Borrower which is incorporated in or
2112	otherwise organized under the laws of England and Wales or which is resident for Tax purposes in
2113	England and Wales.

2114	“UK Loan” means any Loan or other extension of credit (including any Letter of Credit)
2115	made to a UK Borrower by a Revolving Lender.

2116	“UK Tax Deduction” has the meaning assigned to such term in Section 2.17(k).

2117	“U.S. Holdco” means any existing or future Domestic Subsidiary the Equity Interests of
2118	which are held solely by Foreign Subsidiaries; provided that such existing or newly formed Subsidiary
2119	shall not engage in any business or own any assets other than the ownership of Equity Interests in Foreign
2120	Subsidiaries and intercompany obligations that are otherwise permitted hereunder.

2121	“U.S. Obligations” means any Obligations owing by the Parent Borrower ~~and any~~
2122	~~Subsidiary Term Borrower.~~

2123	“U.S. Person” means a “United States person” within the meaning of Section 7701(a)(30)
2124	of the Code.

2125	“U.S. Tax Certificate” has the meaning assigned to such term in Section 2.17(f)(i)(D)(2).

2126	“Weighted Average Yield” means, as to any Indebtedness, the yield thereof (as
2127	determined in the reasonable discretion of the Administrative Agent as described below and consistent
2128	with generally accepted financial practices), whether in the form of interest rate, margin, original issue
2129	discount, upfront fees, a LIBO Rate or Alternate Base Rate floor (with such increased amount being
2130	equated to interest margins for purposes of determining any increase to the Applicable Rate), or
2131	otherwise; provided that original issue discount and upfront fees shall be equated to interest rate assuming
2132	a 4-year life to maturity (or, if less, the stated life to maturity at the time of incurrence of the applicable
2133	Indebtedness); provided, further, that “Weighted Average Yield” shall not include arrangement fees,
2134	structuring fees or underwriting or similar fees not generally paid to lenders in connection with such
2135	Indebtedness.

2136	“Withdrawal Liability” means liability to a Multiemployer Plan as a result of a complete
2137	or partial withdrawal from such Multiemployer Plan, as such terms are defined in Part I of Subtitle E of
2138	Title IV of ERISA.

2139	“Write-Down and Conversion Powers” means, with respect to any EEA Resolution
2140	Authority, the write-down and conversion powers of such EEA Resolution Authority from time to time
2141	under the Bail-In Legislation for the applicable EEA Member Country, which write-down and conversion
2142	powers are described in the EU Bail-In Legislation Schedule.

2143	SECTION 1.02 Classification of Loans and Borrowings. For purposes of this
2144	Agreement, Loans may be classified and referred to by ~~Class (e.g., a “Revolving Loan” or a “Tranche A~~
2145	~~Term Loan”) or by Type (e.g., a “Eurocurrency Loan”) or by Class and~~ Type (e.g., a “Eurocurrency
2146	Revolving Loan”). Borrowings also may be classified and referred to by ~~Class (e.g., a “Revolving~~
2147	~~Borrowing” or a “Tranche A Term Borrowing”) or by Type (e.g., a “Eurocurrency Borrowing”) or by~~
2148	~~Class and~~ Type (e.g., a “Eurocurrency Revolving Borrowing”).

2149	SECTION 1.03 Terms Generally. The definitions of terms herein shall apply equally
2150	to the singular and plural forms of the terms defined. Whenever the context may require, any pronoun
2151	shall include the corresponding masculine, feminine and neuter forms. The words “include,” “includes”
2152	and “including” shall be deemed to be followed by the phrase “without limitation.” The word “will” shall
2153	be construed to have the same meaning and effect as the word “shall.” Unless the context requires
2154	otherwise (a) any definition of or reference to any agreement, instrument or other document herein shall
2155	be construed as referring to such agreement, instrument or other document as from time to time amended,
2156	supplemented or otherwise modified (subject to any restrictions on such amendments, supplements or
2157	modifications set forth herein), (b) any reference herein to any Person shall be construed to include such
2158	Person’s successors and assigns, (c) the words “herein,” “hereof” and “hereunder,” and words of similar
2159	import, shall be construed to refer to this Agreement in its entirety and not to any particular provision
2160	hereof, (d) all references herein to Articles, Sections, Exhibits and Schedules shall be construed to refer to
2161	Articles and Sections of, and Exhibits and Schedules to, this Agreement; and (e) the words “asset” and
2162	“property” shall be construed to have the same meaning and effect and to refer to any and all tangible and
2163	intangible assets and properties, including cash, securities, accounts and contract rights.

2164	SECTION 1.04 Accounting Terms; GAAP. Except as otherwise expressly provided
2165	herein, all terms of an accounting or financial nature shall be construed in accordance with GAAP, as in
2166	effect from time to time; provided that if the Parent Borrower notifies the Administrative Agent that the
2167	Parent Borrower requests an amendment to any provision hereof to eliminate the effect of any change
2168	occurring after the Restatement Date in GAAP or in the application thereof on the operation of such

2169	provision (or if the Administrative Agent notifies the Parent Borrower that the Required Lenders request
2170	an amendment to any provision hereof for such purpose), regardless of whether any such notice is given
2171	before or after such change in GAAP or in the application thereof, then such provision shall be interpreted
2172	on the basis of GAAP as in effect and applied immediately before such change shall have become
2173	effective until such notice shall have been withdrawn or such provision amended in accordance herewith.
2174	Notwithstanding any other provision contained herein, all terms of an accounting or financial nature used
2175	herein shall be construed, and all computations of amounts and ratios referred to herein shall be made,
2176	without giving effect to (i) any election under Accounting Standards Codification 825-10-25 (previously
2177	referred to as Statement of Financial Accounting Standards 159) (or any other Accounting Standards
2178	Codification or Financial Accounting Standard having a similar result or effect) to value any Indebtedness
2179	or other liabilities of Holdings, the Parent Borrower or any Subsidiary at “fair value,” as defined therein
2180	and (ii) any treatment of Indebtedness in respect of convertible debt instruments under Accounting
2181	Standards Codification 470-20 (or any other Accounting Standards Codification or Financial Accounting
2182	Standard having a similar result or effect) to value any such Indebtedness in a reduced or bifurcated
2183	manner as described therein, and such Indebtedness shall at all times be valued at the full stated principal
2184	amount thereof.

2185	SECTION 1.05 Limited Conditionality Acquisition. For purposes of (i) determining
2186	compliance with any provision of this Agreement or any other Loan Document which requires the
2187	calculation of the Leverage Ratio, the Total Net Leverage Ratio or the Senior Secured Net Leverage
2188	Ratio, (ii) determining compliance with representations, warranties, Defaults or Events of Default or (iii)
2189	testing availability under baskets set forth in this Agreement or any other Loan Document (including
2190	baskets measured as a percentage of Consolidated Total Assets or otherwise), in each case, in connection
2191	with a Limited Conditionality Acquisition, at the option of the Parent Borrower (the Parent Borrower’s
2192	election to exercise such option in connection with any Limited Conditionality Acquisition, an “LCT
2193	Election”), the date of determination of whether any such action is permitted under this Agreement and
2194	the other Loan Documents shall be deemed to be the date the Limited Conditionality Acquisition
2195	Agreement is entered into (or, with respect to the incurrence of Indebtedness, at the option of the Parent
2196	Borrower, the date of the Limited Conditionality Acquisition for which the proceeds will be used) (the
2197	“LCT Test Date”), and if, after giving effect on a pro forma basis to the Limited Conditionality
2198	Acquisition and the other transactions to be entered into in connection therewith as if they had occurred at
2199	the beginning of the four most recently ended consecutive fiscal quarters of the Parent Borrower, the
2200	Parent Borrower could have taken such action on the relevant LCT Test Date in compliance with such
2201	representation, warranty, ratio or basket, such representation, warranty, ratio or basket shall be deemed to
2202	have been complied with. For the avoidance of doubt, if the Parent Borrower has made an LCT Election
2203	and any of the ratios or baskets for which compliance was determined or tested as of the LCT Test Date
2204	are exceeded as a result of fluctuations in any such ratio or basket (including due to fluctuations in
2205	Consolidated Total Assets of the Parent Borrower) at or prior to the consummation of the relevant
2206	transaction or action, such baskets or ratios will not be deemed to have been exceeded as a result of such
2207	fluctuations. If the Parent Borrower has made an LCT Election for any Limited Conditionality
2208	Acquisition, then in connection with any subsequent calculation of ratios or baskets on or following the
2209	relevant LCT Test Date and prior to the earlier of (i) the date on which such Limited Conditionality
2210	Acquisition is consummated or (ii) the date that the applicable Limited Conditionality Acquisition
2211	Agreement is terminated or expires without consummation of such Limited Conditionality Acquisition,
2212	any such ratio or basket shall be calculated (a) on a pro forma basis assuming such Limited Conditionality
2213	Acquisition and other transactions in connection therewith (including any incurrence of Indebtedness and
2214	the use of proceeds thereof) have been consummated and (b) in the case of any such ratio or basket
2215	related to Restricted Payments or prepayments of Indebtedness, calculated both pursuant to clause (a)
2216	above and without giving effect to such Limited Conditionality Acquisition and other transactions in
2217	connection therewith, with the calculation resulting in the most restrictive calculation (e.g., the highest

2218	Leverage Ratio) being the determinative calculation. Notwithstanding the foregoing, the amount of any
2219	Incremental Commitments that may be incurred under clause (B) to the proviso of Section 2.21(a),
2220	determined at the time of signing of definitive documentation with respect to, or giving of notice with
2221	respect to, a Limited Conditionality Acquisition, may be recalculated, at the option of the Parent
2222	Borrower, at the time of funding.

2223	SECTION 1.06 Ratio Calculations; Negative Covenant Classifications. (a) With
2224	respect to any amounts incurred or transactions entered into (or consummated) in reliance on a provision
2225	of any Loan Document that does not require compliance with a financial ratio or test (including the
2226	Leverage Ratio, the Total Net Leverage Ratio and/or the Senior Secured Net Leverage Ratio, whether or
2227	not specifically required to be determined on a pro forma basis) (any such amounts (which will include
2228	any related “grower” component, the “Fixed Amounts”) substantially concurrently with any amounts
2229	incurred or transactions entered into (or consummated) in reliance on a provision of such Loan Document
2230	that requires compliance with a financial ratio or test (including the Leverage Ratio, the Total Net
2231	Leverage Ratio and/or the Senior Secured Net Leverage Ratio, whether or not specifically required to be
2232	determined on a pro forma basis) (any such amounts, the “Incurrence-Based Amounts”), it is understood
2233	and agreed that the Fixed Amounts shall be disregarded in the calculation of the financial ratio or test
2234	applicable to such Incurrence-Based Amounts. For the avoidance of doubt, all Indebtedness and Liens
2235	substantially contemporaneously incurred will be included for purposes of determining compliance with
2236	incurrence-based ratio tests outside of the debt and liens covenants.

2237	(b) If the Parent Borrower or its Subsidiaries enters into any revolving, delayed draw
2238	or other committed debt facility, the Parent Borrower may elect to determine compliance of such debt
2239	facility with the Indebtedness and Liens covenants of this Agreement on the date definitive loan
2240	documents with respect thereto are executed by all parties thereto, assuming the full amount of such
2241	facility is incurred (and any applicable Liens are granted) on such date, in lieu of determining such
2242	compliance on any subsequent date (including any date on which Indebtedness is incurred pursuant to
2243	such facility); provided that the full amount of such facility (and any applicable Liens that are granted in
2244	respect thereof) shall be deemed to be outstanding for all purposes of subsequent testings of the same
2245	baskets or exceptions (it being understood that any subsequent permanent reduction of outstanding
2246	amounts (or, without duplication, committed amounts) in respect of such facility shall correspondingly
2247	reduce the amount of such facility (and, if applicable, Liens) deemed outstanding.

2248	(c) Notwithstanding anything in this Agreement or any other Loan Document to the
2249	contrary, any action or event permitted by this Agreement or the other Loan Documents need not be
2250	permitted solely by reference to one provision permitting such action or event but may be permitted in
2251	part by one such provision and in part by one or more other provisions of this Agreement and the other
2252	Loan Documents.

2253	ARTICLE II
2254
2255	The Credits

2256	SECTION 2.01 Commitments.

2257	(a) Subject to the terms and conditions set forth herein, (i~~) each Tranche A Term~~
2258	~~Lender agrees to make a Tranche A Term Loan to the Parent Borrower on the Restatement Date in a~~
2259	~~principal amount not exceeding its Tranche A Term Commitment, (ii)~~ each Revolving Lender agrees to
2260	make Revolving Loans in dollars to the Parent Borrower and the Foreign Subsidiary Borrowers, as the
2261	case may be, from time to time during the Revolving Availability Period in an aggregate principal amount

2262	at any one time outstanding that, when added (after giving effect to any application of proceeds of such
2263	Revolving Loans to repay outstanding Swingline Loans) to such Lender’s Revolving Exposure at such
2264	time, does not exceed such Lender’s Revolving Commitment, and (~~iii~~ii) each Foreign Currency Lender
2265	agrees, with respect to any Foreign Currency Loan in a Foreign Currency for which it is designated a
2266	Foreign Currency Lender, to make Foreign Currency Loans to the Parent Borrower or the Foreign
2267	Subsidiary Borrowers, as the case may be, from time to time during the Revolving Availability Period;
2268	provided that after giving effect to the requested Foreign Currency Loan (and after giving effect to any
2269	application of proceeds of such Foreign Currency Loan pursuant to Section 2.04), (x) the Foreign
2270	Currency Revolving Exposure of all Revolving Lenders does not exceed the Foreign Currency Sublimit,
2271	(y) such Lender’s Revolving Exposure at such time does not exceed the amount of such Lender’s
2272	Revolving Commitment and (z) the total Revolving Exposure at such time does not exceed the total
2273	Revolving Commitments.

2274	(b) Within the foregoing limits and subject to the terms and conditions set forth
2275	herein, the Parent Borrower and the Foreign Subsidiary Borrowers, as the case may be, may borrow,
2276	prepay and reborrow Revolving Loans. ~~Amounts repaid or prepaid in respect of Term Loans may not be~~
2277	~~reborrowed.~~

2278	SECTION 2.02 Loans and Borrowings.

2279	(a) Each Loan (other than a Swingline Loan or a Foreign Currency Loan) shall be
2280	made as part of a Borrowing consisting of Loans of the same ~~Class and~~ Type made by the Lenders ratably
2281	in accordance with their respective Commitments ~~of the applicable Class~~. The failure of any Lender to
2282	make any Loan required to be made by it shall not relieve any other Lender of its obligations hereunder;
2283	provided that the Commitments of the Lenders are several and no Lender shall be responsible for any
2284	other Lender’s failure to make Loans as required.

2285	(b) Each Foreign Currency Loan shall be made as part of a Borrowing consisting of
2286	Foreign Currency Loans denominated in the same Foreign Currency made by the applicable Foreign
2287	Currency Lenders. With respect to any Borrowing of Foreign Currency Loans, the Foreign Currency
2288	Loan of each applicable Foreign Currency Lender (other than the Fronting Lender) shall be in an amount
2289	equal to its Applicable Percentage of such Borrowing and the Foreign Currency Loan of the Fronting
2290	Lender shall be in an amount equal to the aggregate amount of such Borrowing less the amount of the
2291	Foreign Currency Loans being made by other applicable Foreign Currency Lenders and comprising part
2292	of such Borrowing.

2293	(c) Subject to Section 2.14, each Loan (other than a Swingline Loan or a Foreign
2294	Currency Loan) shall be comprised entirely of ABR Loans or Eurocurrency Loans as the Parent Borrower
2295	may request in accordance herewith. Each Swingline Loan shall be an ABR Loan and each Foreign
2296	Currency Loan shall be a Eurocurrency Loan. Each Lender at its option may make any Loan or other
2297	extension of credit hereunder by causing any domestic or foreign branch or Affiliate of such Lender to
2298	make such Loan or other extension of credit; provided that any exercise of such option shall not affect the
2299	obligation of the Parent Borrower~~, a Subsidiary Term Borrower~~ or a Foreign Subsidiary Borrower, as the
2300	case may be, to repay such Loan in accordance with the terms of this Agreement.

2301	(d) At the commencement of each Interest Period for any Eurocurrency Borrowing
2302	in dollars, such Borrowing shall be in an aggregate amount that is an integral multiple of $1,000,000 and
2303	not less than $1,000,000; provided that a Eurocurrency Revolving Borrowing may be in an aggregate
2304	amount that is equal to the amount that is required to finance the reimbursement of an LC Disbursement
2305	made in respect of a Letter of Credit denominated in dollars for which a Foreign Subsidiary Borrower is

2306	the applicant or a co-applicant, as contemplated by Section 2.05(e). At the time that each ABR Revolving
2307	Borrowing is made, such Borrowing shall be in an aggregate amount that is an integral multiple of
2308	$500,000 and not less than $1,000,000; provided that (i) an ABR Revolving Borrowing may be in an
2309	aggregate amount that is equal to the entire unused balance of the total Revolving Commitments and (ii)
2310	an ABR Revolving Borrowing may be in an aggregate amount that is equal to the amount that is required
2311	to finance the reimbursement of an LC Disbursement made in respect of a Letter of Credit denominated in
2312	dollars for which the Parent Borrower is the applicant or a co-applicant, as contemplated by Section
2313	2.05(e). Each Borrowing of Foreign Currency Loans in a particular Foreign Currency shall be in a
2314	minimum amount as set forth on the Administrative Schedule; provided that a Borrowing of Foreign
2315	Currency Loans may be in an aggregate amount that is equal to the amount that is required to finance the
2316	reimbursement of an LC Disbursement made in respect of a Letter of Credit denominated in an LC
2317	Foreign Currency, as contemplated by Section 2.05(e). Each Swingline Loan shall be in an amount that is
2318	an integral multiple of $250,000 and not less than $250,000. Borrowings of more than one Type ~~and~~
2319	~~Class~~ may be outstanding at the same time; provided that there shall not at any time be more than a total
2320	of 12 Eurocurrency Borrowings in dollars outstanding. There shall be no more than six Borrowings of
2321	Foreign Currency Loans outstanding at any time.

2322	(e) Notwithstanding any other provision of this Agreement, none of the Parent
2323	Borrower~~, any Subsidiary Term Borrower~~ or any Foreign Subsidiary Borrower shall be entitled to
2324	request, or to elect to convert or continue, any Borrowing if the Interest Period requested with respect
2325	thereto would end after the Maturity Date applicable thereto.

2326	SECTION 2.03 Requests for Borrowings.

2327	(a) To request a ~~Tranche A Term Borrowing or~~ Revolving Borrowing (other than a
2328	Borrowing of a Foreign Currency Loan), the Parent Borrower shall notify the Administrative Agent of
2329	such request by telephone (i) in the case of a Eurocurrency Borrowing, not later than 12:00 noon, New
2330	York City time, three Business Days before the date of the proposed Borrowing or (ii) in the case of an
2331	ABR Borrowing, not later than 12:00 noon, New York City time, one Business Day before the date of the
2332	proposed Borrowing; provided that any such notice of an ABR Revolving Borrowing to finance the
2333	reimbursement of an LC Disbursement as contemplated by Section 2.05(e) may be given not later than
2334	10:00 a.m., New York City time, on the date of the proposed Borrowing. Each such telephonic
2335	Borrowing Request shall be irrevocable and shall be confirmed promptly by hand delivery or telecopy to
2336	the Administrative Agent of a written Borrowing Request signed by the Parent Borrower. Each such
2337	telephonic and written Borrowing Request shall specify the following information in compliance with
2338	Section 2.02:

2339	~~(i) whether the requested Borrowing is to be a Tranche A Term Borrowing, an~~
2340	~~Incremental Term Borrowing of a particular Series or a Revolving Borrowing;~~

2341	(i) [reserved];

2342	(ii) the aggregate amount of such Borrowing;

2343	(iii) the date of such Borrowing, which shall be a Business Day;

2344	(iv) whether such Borrowing is to be an ABR Borrowing or a Eurocurrency
2345	Borrowing;

2346	(v) in the case of a Eurocurrency Borrowing, the initial Interest Period to be
2347	applicable thereto, which shall be a period contemplated by the definition of the term “Interest
2348	Period”; and

2349	(vi) the location and number of the Parent Borrower’s or the applicable Foreign
2350	Subsidiary Borrower’s, as the case may be, account to which funds are to be disbursed, which
2351	shall comply with the requirements of Section 2.06.

2352	If no election as to the Type of Borrowing is specified, then the requested Borrowing shall be an ABR
2353	Borrowing. If no Interest Period is specified with respect to any requested Eurocurrency Borrowing, then
2354	the Parent Borrower shall be deemed to have selected an Interest Period of one month’s duration.
2355	Promptly following receipt of a Borrowing Request in accordance with this Section 2.03(a), the
2356	Administrative Agent shall advise each Lender of the details thereof and of the amount of such Lender’s
2357	Loan to be made as part of the requested Borrowing.

2358	(b) To request a Foreign Currency Loan, the Parent Borrower shall notify the
2359	Foreign Currency Agent of such request, not later than 12:00 noon, Local Time, four Business Days prior
2360	to the date of the proposed Borrowing. Each such Borrowing Request shall be irrevocable and shall be
2361	hand delivered or sent by telecopy to the Foreign Currency Agent and such Borrowing Request shall be
2362	signed by the Parent Borrower. Each such written Borrowing Request shall specify the following
2363	information in compliance with Section 2.02:

2364	(i) the amount of Foreign Currency Loans to be borrowed;

2365	(ii) the date of such Borrowing, which shall be a Business Day;

2366	(iii) the Foreign Currency in which such Foreign Currency Loans will be
2367	denominated;

2368	(iv) the length of the initial Interest Period therefor; and

2369	(v) the location and number of the Parent Borrower’s or the applicable Foreign
2370	Subsidiary Borrower’s, as the case may be, account to which funds are to be disbursed, which
2371	shall comply with the requirements of Section 2.06.

2372	If no Interest Period is specified with respect to any requested Borrowing of Foreign Currency Loans,
2373	then the Parent Borrower shall be deemed to have selected an Interest Period of three months’ duration.
2374	Promptly following receipt of a Borrowing Request in accordance with this Section 2.03(b), the
2375	Administrative Agent shall advise each applicable Foreign Currency Lender of the details thereof and of
2376	the amount of such Lender’s Loan to be made as part of the requested Borrowing. On the date of each
2377	Borrowing, each applicable Foreign Currency Lender will make the amount of its share of such
2378	Borrowing available to the Foreign Currency Agent at the applicable office specified on the
2379	Administrative Schedule, prior to the time specified on the Administrative Schedule for the relevant
2380	Foreign Currency, in the relevant Foreign Currency in immediately available funds.

2381	SECTION 2.04 Swingline Loans.

2382	(a) Subject to the terms and conditions set forth herein, from time to time during the
2383	Revolving Availability Period, each Swingline Lender may, in its sole discretion, make Swingline Loans
2384	in dollars to the Parent Borrower in an aggregate principal amount at any time outstanding that will not
2385	result in (i) the Revolving Exposure of such Swingline Lender (in its capacity as a Revolving Lender)

2386	exceeding its Revolving Commitment then in effect, (ii) the aggregate principal amount of outstanding
2387	Swingline Loans exceeding $~~47,500,000~~40,000,000 or (iii) the sum of the total Revolving Exposures
2388	exceeding the total Revolving Commitments; provided that no Swingline Lender shall be required to
2389	make a Swingline Loan to refinance an outstanding Swingline Loan. On the earlier of the Revolving
2390	Maturity Date and the last day of each month during the Revolving Availability Period, the Parent
2391	Borrower shall repay any outstanding Swingline Loans. Within the foregoing limits and subject to the
2392	terms and conditions set forth herein, the Parent Borrower may borrow, prepay and reborrow Swingline
2393	Loans.

2394	(b) To request a Swingline Loan, the Parent Borrower shall notify the Administrative
2395	Agent and the applicable Swingline Lender of such request by telephone (confirmed by telecopy), not
2396	later than ~~12:00 noon~~1:00 p.m., New York City time, on the day of a proposed Swingline Loan. Each
2397	such notice shall be irrevocable and shall specify the requested date (which shall be a Business Day) and
2398	the amount of the requested Swingline Loan. If the applicable Swingline Lender agrees, in its discretion
2399	to make the applicable Swingline Loan, such Swingline Lender shall make such Swingline Loan available
2400	to the Parent Borrower by means of a credit to the general deposit account of the Parent Borrower with
2401	such Swingline Lender (or, in the case of a Swingline Loan made to finance the reimbursement of an LC
2402	Disbursement as provided in Section 2.05(e), by remittance to the Issuing Bank) by 3:00 p.m., New York
2403	City time, on the requested date of such Swingline Loan. The Parent Borrower shall not request a
2404	Swingline Loan if at the time of and immediately after giving effect to such request a Default has
2405	occurred and is continuing.

2406	(c) [Reserved].

2407	(d) Any Swingline Lender may by written notice given to the Administrative Agent
2408	not later than 12:00 noon, New York City time, on any Business Day require the Revolving Lenders to
2409	acquire participations on such Business Day in all or a portion of its Swingline Loans outstanding. Such
2410	notice shall specify the aggregate amount of Swingline Loans in which Revolving Lenders will
2411	participate. Promptly upon receipt of such notice, the Administrative Agent will give notice thereof to
2412	each Revolving Lender, specifying in such notice such Lender’s Applicable Percentage of such Swingline
2413	Loan or Loans. Each Revolving Lender hereby absolutely and unconditionally agrees, upon receipt of
2414	notice as provided above, to pay to the Administrative Agent, for the account of the applicable Swingline
2415	Lender, such Lender’s Applicable Percentage of such Swingline Loan or Loans. Each Revolving Lender
2416	acknowledges and agrees that its obligation to acquire participations in Swingline Loans pursuant to this
2417	paragraph is absolute and unconditional and shall not be affected by any circumstance whatsoever,
2418	including the occurrence and continuance of a Default or reduction or termination of the Revolving
2419	Commitments, and that each such payment shall be made without any offset, abatement, withholding or
2420	reduction whatsoever (provided that such payment shall not cause such Revolving Lender’s Revolving
2421	Exposure to exceed such Revolving Lender’s Revolving Commitment). Each Revolving Lender shall
2422	comply with its obligation under this paragraph by wire transfer of immediately available funds, in the
2423	same manner as provided in Section 2.06 with respect to Loans made by such Lender (and Section 2.06
2424	shall apply, mutatis mutandis, to the payment obligations of the Revolving Lenders), and the
2425	Administrative Agent shall promptly pay to the applicable Swingline Lender the amounts so received by
2426	it from the Revolving Lenders. The Administrative Agent shall notify the Parent Borrower of any
2427	participations in any Swingline Loan of a Swingline Lender acquired pursuant to this paragraph, and
2428	thereafter payments in respect of such Swingline Loan shall be made to the Administrative Agent and not
2429	to such Swingline Lender. Any amounts received by any Swingline Lender from the Parent Borrower (or
2430	other party on behalf of the Parent Borrower) in respect of a Swingline Loan after receipt by such
2431	Swingline Lender of the proceeds of a sale of participations therein shall be promptly remitted to the
2432	Administrative Agent; any such amounts received by the Administrative Agent shall be promptly remitted

2433	by the Administrative Agent to the Revolving Lenders that shall have made their payments pursuant to
2434	this paragraph and to such Swingline Lender, as their interests may appear. The purchase of
2435	participations in a Swingline Loan pursuant to this paragraph shall not constitute a Loan and shall not
2436	relieve the Parent Borrower of its obligation to repay such Swingline Loan or of any default in the
2437	payment thereof.

2438	(e) If the maturity date shall have occurred in respect of any tranche of Revolving
2439	Commitments at a time when another tranche or tranches of Revolving Commitments is or are in effect
2440	with a longer maturity date, then on the earliest occurring maturity date all then outstanding Swingline
2441	Loans shall be repaid in full on such date (and there shall be no adjustment to the participations in such
2442	Swingline Loans as a result of the occurrence of such maturity date); provided, however, that if on the
2443	occurrence of such earliest maturity date (after giving effect to any repayments of Revolving Loans and
2444	any reallocation of Letter of Credit participations as contemplated in Section 2.05(k)), there shall exist
2445	sufficient unutilized Extended Revolving Commitments so that the respective outstanding Swingline
2446	Loans could be incurred pursuant to the Extended Revolving Commitments that will remain in effect after
2447	the occurrence of such maturity date, then there shall be an automatic adjustment on such date of the
2448	participations in such Swingline Loans and same shall be deemed to have been incurred solely pursuant to
2449	the relevant Extended Revolving Commitments, and such Swingline Loans shall not be so required to be
2450	repaid in full on such earliest maturity date.

2451	SECTION 2.05 Letters of Credit.

2452	(a) General. Subject to the terms and conditions set forth herein, the Parent
2453	Borrower may request the issuance of Letters of Credit for its own account or the account of a Subsidiary
2454	or any Foreign Subsidiary Borrower may request the issuance of Letters of Credit for its own account or
2455	the account of a Subsidiary of such Foreign Subsidiary Borrower, in each case in a form reasonably
2456	acceptable to the Administrative Agent and the Issuing Bank, at any time and from time to time during
2457	the Revolving Availability Period (provided that the Parent Borrower or a Foreign Subsidiary Borrower,
2458	as the case may be, shall be a co-applicant with respect to each Letter of Credit issued for the account of
2459	or in favor of a Subsidiary that is not a Foreign Subsidiary Borrower). In the event of any inconsistency
2460	between the terms and conditions of this Agreement and the terms and conditions of any form of letter of
2461	credit application or other agreement submitted by the Parent Borrower or any Foreign Subsidiary
2462	Borrower, as the case may be, to, or entered into by the Parent Borrower or any Foreign Subsidiary
2463	Borrower, as the case may be, with, the Issuing Bank relating to any Letter of Credit, the terms and
2464	conditions of this Agreement shall control. For the avoidance of doubt, the Existing Letters of Credit
2465	shall continue to be Letters of Credit outstanding under this Agreement immediately after giving effect to
2466	the Restatement Date.

2467	(b) Notice of Issuance, Amendment, Renewal, Extension; Certain Conditions. To
2468	request the issuance of a Letter of Credit (or the amendment, renewal or extension of an outstanding
2469	Letter of Credit), the Parent Borrower or the applicable Foreign Subsidiary Borrower, as the case may be,
2470	shall hand deliver or telecopy (or transmit by electronic communication, if arrangements for doing so
2471	have been approved by the Issuing Bank) to the Issuing Bank and the Administrative Agent (reasonably
2472	in advance of the requested date of issuance, amendment, renewal or extension) a notice requesting the
2473	issuance of a Letter of Credit, or identifying the Letter of Credit to be amended, renewed or extended, and
2474	specifying (i) the date of issuance, amendment, renewal or extension (which shall be a Business Day), (ii)
2475	the date on which such Letter of Credit is to expire (which shall comply with paragraph (c) of this
2476	Section) (iii) the currency in which such Letter of Credit is to be denominated (which currency shall be
2477	dollars or an LC Foreign Currency), (iv) the amount of such Letter of Credit, (v) the name and address of
2478	the beneficiary thereof and (vi) such other information as shall be necessary to prepare, amend, renew or

2479	extend such Letter of Credit. If requested by the Issuing Bank, the Parent Borrower or the applicable
2480	Foreign Subsidiary Borrower, as the case may be, also shall submit a letter of credit application on the
2481	Issuing Bank’s standard form in connection with any request for a Letter of Credit. A Letter of Credit
2482	shall be issued, amended, renewed or extended only if (and upon issuance, amendment, renewal or
2483	extension of each Letter of Credit the Parent Borrower or the applicable Foreign Subsidiary Borrower, as
2484	the case may be, shall be deemed to represent and warrant that), after giving effect to such issuance,
2485	amendment, renewal or extension (i) the LC Exposure shall not exceed the LC Sublimit, (ii) the total
2486	Revolving Exposures shall not exceed the total Revolving Commitments and (iii) if such Letter of Credit
2487	is to be denominated in an LC Foreign Currency, the Foreign Currency Revolving Exposure of all
2488	Revolving Lenders does not exceed the Foreign Currency Sublimit. Notwithstanding anything herein to
2489	the contrary, Bank of America, N.A., in its capacity as an Issuing Bank, shall not be required to issue any
2490	Letter of Credit denominated in an LC Foreign Currency, and no Issuing Bank shall be required to issue,
2491	amend, renew or extend any Letter of Credit if, (i) after giving effect to such issuance, amendment,
2492	renewal or extension the LC Exposure in respect of Letters of Credit issued by such Issuing Bank would
2493	exceed $~~13,333,333~~15,000,000, (ii) any order, judgment or decree of any Governmental Authority or
2494	arbitrator shall by its terms purport to enjoin or restrain the Issuing Bank from issuing the Letter of Credit,
2495	(iii) any law applicable to the Issuing Bank or any request or directive (whether or not having the force of
2496	law) from any Governmental Authority with jurisdiction over the Issuing Bank shall (x) prohibit, or
2497	request that the Issuing Bank refrain from, the issuance of letters of credit generally or the Letter of Credit
2498	in particular, (y) impose upon the Issuing Bank with respect to the Letter of Credit any restriction, reserve
2499	or capital requirement not in effect on the Restatement Date and for which the Parent Borrower or any
2500	applicable Foreign Subsidiary Borrower is not otherwise required to compensate the Issuing Bank
2501	hereunder, or (z) impose upon the Issuing Bank any loss, cost or expense which was not applicable on the
2502	Restatement Date, which the Issuing Bank in good faith deems material to it and which the Parent
2503	Borrower or any applicable Foreign Subsidiary Borrower is not otherwise required to reimburse the
2504	Issuing Bank hereunder, or (iv) the issuance of the Letter of Credit would violate one or more policies of
2505	the Issuing Bank applicable to letters of credit generally.

2506	(c) Expiration Date. Each Letter of Credit shall expire at or prior to the close of
2507	business on the earlier of (i) the date one year after the date of the issuance of such Letter of Credit (or, in
2508	the case of any renewal or extension thereof, one year after such renewal or extension) and (ii) the date
2509	that is five Business Days prior to the Revolving Maturity Date (or, at any time that there are any
2510	Extended Revolving Commitments outstanding, the date that is five Business Days prior to the latest
2511	maturity date in respect of such Extended Revolving Commitments).

2512	(d) Participations. By the issuance of a Letter of Credit (or an amendment to a Letter
2513	of Credit increasing the amount thereof) and without any further action on the part of the Issuing Bank or
2514	the Lenders, the Issuing Bank hereby grants to each Revolving Lender, and each Revolving Lender
2515	hereby acquires from the Issuing Bank, a participation in such Letter of Credit equal to such Revolving
2516	Lender’s Applicable Percentage of the aggregate amount available to be drawn under such Letter of
2517	Credit. In consideration and in furtherance of the foregoing, each Revolving Lender hereby absolutely
2518	and unconditionally agrees to pay to the Administrative Agent, for the account of the Issuing Bank, such
2519	Revolving Lender’s Applicable Percentage of each LC Disbursement (including the Dollar Equivalent of
2520	any LC Disbursement made in an LC Foreign Currency) made by the Issuing Bank and not reimbursed by
2521	the Parent Borrower or the applicable Foreign Subsidiary Borrower, as the case may be, on the date due
2522	as provided in paragraph (e) of this Section, or of any reimbursement payment in respect of an LC
2523	Disbursement (including the Dollar Equivalent of any LC Disbursement made in an LC Foreign
2524	Currency) required to be refunded to the Parent Borrower or the applicable Foreign Subsidiary Borrower,
2525	as the case may be, for any reason. Each Revolving Lender acknowledges and agrees that its obligation
2526	to acquire participations pursuant to this paragraph in respect of Letters of Credit is absolute and

2527	unconditional and shall not be affected by any circumstance whatsoever, including any amendment,
2528	renewal or extension of any Letter of Credit or the occurrence and continuance of a Default or reduction
2529	or termination of its Revolving Commitment or all Revolving Commitments, and that each such payment
2530	shall be made without any offset, abatement, withholding or reduction whatsoever.

2531	(e) Reimbursement. If the Issuing Bank shall make any LC Disbursement in respect
2532	of a Letter of Credit, the Parent Borrower or the applicable Foreign Subsidiary Borrower, as the case may
2533	be, shall reimburse such LC Disbursement by paying to the Administrative Agent, in the same currency as
2534	such LC Disbursement, an amount equal to such LC Disbursement, not later than 12:00 noon, New York
2535	City time, on the Business Day immediately following the date that such LC Disbursement is made, if the
2536	Parent Borrower or the applicable Foreign Subsidiary Borrower, as the case may be, shall have received
2537	notice of such LC Disbursement prior to ~~10:00 a~~3:00 p.m., New York City time or London time, on such
2538	date, or, if such notice has not been received by the Parent Borrower or the applicable Foreign Subsidiary
2539	Borrower, as the case may be, prior to such time on such date, then not later than 12:00 noon, New York
2540	City time or London time, on the second Business Day immediately following the day that the Parent
2541	Borrower or the applicable Foreign Subsidiary Borrower, as the case may be, receives such notice;
2542	provided that (i) in the case of any such payment in respect of an LC Disbursement made in dollars, (A)
2543	the Parent Borrower may, subject to the conditions to borrowing set forth herein, request in accordance
2544	with Section 2.03 or 2.04 that such payment be financed with an ABR Borrowing in an equivalent amount
2545	and, to the extent so financed, the Parent Borrower’s obligation to make such payment shall be discharged
2546	and replaced by the resulting ABR Revolving Loans or Swingline Loan and (B) such Foreign Subsidiary
2547	Borrower may, subject to the conditions to borrowing set forth herein, request in accordance with Section
2548	2.03 that such payment be financed with a Eurocurrency Revolving Borrowing in an equivalent amount
2549	and, to the extent so financed, such Foreign Subsidiary Borrower’s obligation to make such payment in
2550	respect of any LC Disbursement shall be discharged and replaced by the resulting Eurocurrency
2551	Revolving Loans and (ii) in the case of any such payment in respect of an LC Disbursement made in an
2552	LC Foreign Currency, the Parent Borrower or such Foreign Subsidiary Borrower, as the case may be,
2553	may, subject to the conditions to borrowing set forth herein, request in accordance with Section 2.03 that
2554	such payment be financed with a Borrowing of Foreign Currency Loans in the same currency and in an
2555	equivalent amount and, to the extent so financed, the obligation of the Parent Borrower or such Foreign
2556	Subsidiary Borrower, as the case may be, to make such payment shall be discharged and replaced by the
2557	resulting Foreign Currency Loans. If the Parent Borrower or the applicable Foreign Subsidiary Borrower,
2558	as the case may be, fails to make such payment when due, the Administrative Agent shall notify each
2559	Revolving Lender of the applicable LC Disbursement, the payment then due from the Parent Borrower or
2560	the applicable Foreign Subsidiary Borrower, as the case may be, in respect thereof and such Lender’s
2561	Applicable Percentage thereof; provided that, notwithstanding anything to the contrary contained in this
2562	Section 2.05, prior to demanding any reimbursement from the Revolving Lenders pursuant to this Section
2563	2.05(e) in respect of any Letter of Credit denominated in an LC Foreign Currency, the Issuing Bank shall
2564	convert the obligations of the Parent Borrower or applicable Foreign Subsidiary Borrower, as the case
2565	may be, under this Section 2.05(e) to reimburse the Issuing Bank in such currency into an obligation to
2566	reimburse the Issuing Bank in dollars and the dollar amount of the reimbursement obligation of the Parent
2567	Borrower or applicable Foreign Subsidiary Borrower, as the case may be, shall be computed by the
2568	Issuing Bank based upon the Exchange Rate in effect for the day on which such conversion occurs, as
2569	determined by the Administrative Agent in accordance with the terms hereof and specified in such notice
2570	to the Revolving Lenders demanding reimbursement; provided, further, that after such conversion, the
2571	reimbursement obligations of the Parent Borrower or applicable Foreign Subsidiary Borrower, as the case
2572	may be, in respect of the applicable Letter of Credit denominated in an LC Foreign Currency shall be
2573	payable in dollars based upon the Exchange Rate in effect for the day on which such conversion occurs,
2574	as determined in accordance with the terms hereof. Promptly following receipt of such notice, each
2575	Lender shall pay to the Administrative Agent its Applicable Percentage of the unreimbursed LC

2576	Disbursement in the same manner as provided in Section 2.06 with respect to Loans made by such Lender
2577	(and Section 2.06 shall apply, mutatis mutandis, to the payment obligations of the Revolving Lenders),
2578	and the Administrative Agent shall promptly pay to the Issuing Bank the amounts so received by it from
2579	the Revolving Lenders. Promptly following receipt by the Administrative Agent of any payment from the
2580	Parent Borrower or the applicable Foreign Subsidiary Borrower, as the case may be, pursuant to this
2581	paragraph, the Administrative Agent shall distribute such payment to the Issuing Bank or, to the extent
2582	that Revolving Lenders have made payments pursuant to this paragraph to reimburse the Issuing Bank,
2583	then distribute such payment to such Lenders and the Issuing Bank as their interests may appear. Any
2584	payment made by a Revolving Lender pursuant to this paragraph to reimburse the Issuing Bank for any
2585	LC Disbursement (other than the funding of ABR Revolving Loans, Eurocurrency Revolving Loans,
2586	Foreign Currency Loans or a Swingline Loan as contemplated above) shall not constitute a Loan and shall
2587	not relieve the Parent Borrower or the applicable Foreign Subsidiary Borrower, as the case may be, of its
2588	obligation to reimburse such LC Disbursement.

2589	(f) Obligations Absolute. The obligation of the Parent Borrower or any Foreign
2590	Subsidiary Borrower to reimburse LC Disbursements as provided in paragraph (e) of this Section shall be
2591	absolute, unconditional and irrevocable, and shall be performed strictly in accordance with the terms of
2592	this Agreement under any and all circumstances whatsoever and irrespective of (i) any lack of validity or
2593	enforceability of any Letter of Credit or this Agreement, or any term or provision therein or herein, (ii)
2594	any draft or other document presented under a Letter of Credit proving to be forged, fraudulent or invalid
2595	in any respect or any statement therein being untrue or inaccurate in any respect, (iii) payment by the
2596	Issuing Bank under a Letter of Credit against presentation of a draft or other document that does not
2597	comply with the terms of such Letter of Credit (including honor of a demand for payment presented
2598	electronically even if such Letter of Credit requires that demand be in the form of a draft), (iv) waiver by
2599	the Issuing Bank of any requirement that exists for the Issuing Bank’s protection and not the protection of
2600	the Parent Borrower or any applicable Foreign Subsidiary Borrower, or any waiver by the Issuing Bank
2601	which does not in fact materially prejudice the Parent Borrower or any applicable Foreign Subsidiary
2602	Borrower, (v) any payment made by the Issuing Bank in respect of an otherwise complying item
2603	presented after the date specified as the expiration date of, or the date by which documents must be
2604	received under, such Letter of Credit if presentation after such date is authorized by the UCC, the ISP or
2605	the UCP, as applicable, or (vi) any other event or circumstance whatsoever, whether or not similar to any
2606	of the foregoing, that might, but for the provisions of this Section, constitute a legal or equitable discharge
2607	of, or provide a right of setoff against, the obligations of the Parent Borrower or any Foreign Subsidiary
2608	Borrower hereunder. The Parent Borrower or any applicable Foreign Subsidiary Borrower shall promptly
2609	examine a copy of each Letter of Credit and each amendment thereto that is delivered to it and, in the
2610	event of any claim of noncompliance with the Parent Borrower’s or such applicable Foreign Subsidiary
2611	Borrower’s instructions or other irregularity, the Parent Borrower or such Foreign Subsidiary Borrower,
2612	as applicable, will immediately notify the Issuing Bank. The Parent Borrower and any applicable Foreign
2613	Subsidiary Borrower shall be conclusively deemed to have waived any such claim against the Issuing
2614	Bank and its correspondents unless such notice is given as aforesaid. None of the Administrative Agent,
2615	the Lenders or the Issuing Bank, or any of their Related Parties, shall have any liability or responsibility
2616	by reason of or in connection with the issuance or transfer of any Letter of Credit or any payment or
2617	failure to make any payment thereunder (irrespective of any of the circumstances referred to in the
2618	preceding sentence), or any error, omission, interruption, loss or delay in transmission or delivery of any
2619	draft, notice or other communication under or relating to any Letter of Credit (including any document
2620	required to make a drawing thereunder), any error in interpretation of technical terms or any consequence
2621	arising from causes beyond the control of the Issuing Bank; provided that the foregoing shall not be
2622	construed to excuse the Issuing Bank from liability to the Parent Borrower or any applicable Foreign
2623	Subsidiary Borrower, as the case may be, to the extent of any direct damages (as opposed to
2624	consequential damages, claims in respect of which are hereby waived by the Parent Borrower or any

2625	applicable Foreign Subsidiary Borrower, as the case may be, to the extent permitted by applicable law)
2626	suffered by the Parent Borrower or any applicable Foreign Subsidiary Borrower, as the case may be, that
2627	are caused by the Issuing Bank’s failure to exercise care when determining whether drafts and other
2628	documents presented under a Letter of Credit comply with the terms thereof. The parties hereto expressly
2629	agree that, in the absence of gross negligence or willful misconduct on the part of the Issuing Bank (as
2630	finally determined by a court of competent jurisdiction), the Issuing Bank shall be deemed to have
2631	exercised care in each such determination. In furtherance of the foregoing and without limiting the
2632	generality thereof, the parties agree that, with respect to documents presented which appear on their face
2633	to be in substantial compliance with the terms of a Letter of Credit, the Issuing Bank may, in its sole
2634	discretion, either accept and make payment upon such documents without responsibility for further
2635	investigation, regardless of any notice or information to the contrary, or refuse to accept and make
2636	payment upon such documents if such documents are not in strict compliance with the terms of such
2637	Letter of Credit.

2638	(g) Disbursement Procedures. The Issuing Bank shall, promptly following its receipt
2639	thereof, examine all documents purporting to represent a demand for payment under a Letter of Credit.
2640	The Issuing Bank shall promptly notify the Administrative Agent and the Parent Borrower or any
2641	applicable Foreign Subsidiary Borrower, as the case may be, by telephone (confirmed by telecopy) of
2642	such demand for payment and whether the Issuing Bank has made or will make an LC Disbursement
2643	thereunder; provided that any failure to give or delay in giving such notice shall not (i) relieve the Parent
2644	Borrower or any applicable Foreign Subsidiary Borrower, as the case may be, of its obligation to
2645	reimburse the Issuing Bank and the Lenders with respect to any such LC Disbursement (other than with
2646	respect to the timing of such reimbursement obligation set forth in Section 2.05(e)) or (ii) relieve any
2647	Lender’s obligations to acquire participations as required pursuant to paragraph (d) of this Section 2.05.

2648	(h) Interim Interest. If the Issuing Bank shall make any LC Disbursement (i) in
2649	respect of any Letter of Credit denominated in dollars, then, unless the Parent Borrower or any applicable
2650	Foreign Subsidiary Borrower, as the case may be, shall reimburse such LC Disbursement in full on the
2651	date such LC Disbursement is made, the unpaid amount thereof shall bear interest, for each day from and
2652	including the date such LC Disbursement is made to but excluding the date that the Parent Borrower or
2653	any applicable Foreign Subsidiary Borrower, as the case may be, reimburses such LC Disbursement, at
2654	the rate per annum then applicable to ABR Revolving Loans and (ii) in respect of any Letter of Credit
2655	denominated in an LC Foreign Currency, then, unless the Parent Borrower or any applicable Foreign
2656	Subsidiary Borrower, as the case may be, shall reimburse such LC Disbursement in full on the date such
2657	LC Disbursement is made, the unpaid amount thereof shall bear interest, for each day from and including
2658	the date such LC Disbursement is made to but excluding the date that the Parent Borrower or any
2659	applicable Foreign Subsidiary Borrower, as the case may be, reimburses such LC Disbursement, at the
2660	rate per annum then applicable to Foreign Currency Loans in the applicable Foreign Currency with an
2661	Interest Period of three months’ duration; provided that, if the Parent Borrower or any applicable Foreign
2662	Subsidiary Borrower, as the case may be, fails to reimburse such LC Disbursement when due pursuant to
2663	Section 2.05(e), then Section 2.13(c) shall apply. Interest accrued pursuant to this paragraph shall be for
2664	the account of the Issuing Bank, except that interest accrued on and after the date of payment by any
2665	Lender pursuant to Section 2.05(e) to reimburse the Issuing Bank shall be for the account of such Lender
2666	to the extent of such payment.

2667	(i) Replacement of an Issuing Bank; Additional Issuing Banks. Any Issuing Bank
2668	may be replaced at any time by written agreement among the Parent Borrower (on behalf of itself and the
2669	Foreign Subsidiary Borrowers), the Administrative Agent, the replaced Issuing Bank and the successor
2670	Issuing Bank. One or more Lenders may be appointed as additional Issuing Banks by written agreement
2671	among the Parent Borrower (on behalf of itself and the Foreign Subsidiary Borrowers), the

2672	Administrative Agent (whose consent will not be unreasonably withheld) and the Lender that is to be so
2673	appointed. The Administrative Agent shall notify the Lenders of any such replacement of an Issuing
2674	Bank or any such additional Issuing Bank. At the time any such replacement shall become effective, the
2675	Parent Borrower (on behalf of itself and the Foreign Subsidiary Borrowers) shall pay all unpaid fees
2676	accrued for the account of the replaced Issuing Bank pursuant to Section 2.12(b). From and after the
2677	effective date of any such replacement or addition, as applicable, (i) the successor or additional Issuing
2678	Bank shall have all the rights and obligations of an Issuing Bank under this Agreement with respect to
2679	Letters of Credit to be issued thereafter and (ii) references herein to the term “Issuing Bank” shall be
2680	deemed to refer to such successor or such addition or to any previous Issuing Bank, or to such successor
2681	or such addition and all previous Issuing Banks, as the context shall require. After the replacement of an
2682	Issuing Bank hereunder, the replaced Issuing Bank shall remain a party hereto and shall continue to have
2683	all the rights and obligations of an Issuing Bank under this Agreement with respect to Letters of Credit
2684	issued by it prior to such replacement, but shall not be required to issue additional Letters of Credit. If at
2685	any time there is more than one Issuing Bank hereunder, the Parent Borrower (on behalf of itself and the
2686	Foreign Subsidiary Borrowers) may, in its discretion, select which Issuing Bank is to issue any particular
2687	Letter of Credit.

2688	(j) Cash Collateralization. If any Event of Default shall occur and be continuing, on
2689	the Business Day that the Parent Borrower or any Foreign Subsidiary Borrower receives notice from the
2690	Administrative Agent or the Required Lenders (or, if the maturity of the Loans has been accelerated,
2691	Revolving Lenders with LC Exposure representing greater than 50% of the total LC Exposure)
2692	demanding the deposit of cash collateral pursuant to this paragraph, the Parent Borrower and the Foreign
2693	Subsidiary Borrowers, as the case may be, shall deposit in an account with the Administrative Agent, in
2694	the name of the Administrative Agent and for the benefit of the Revolving Lenders, the undrawn amount
2695	of each outstanding Letter of Credit and the amount of each unreimbursed LC Disbursements at such time
2696	(and in such currency as each such Letter of Credit is denominated and each such unreimbursed LC
2697	Disbursement was made), plus any accrued and unpaid interest thereon; provided that the obligation to
2698	deposit such cash collateral shall become effective immediately, and such deposit shall become
2699	immediately due and payable, without demand or other notice of any kind, upon the occurrence of any
2700	Event of Default with respect to the Parent Borrower or any Foreign Subsidiary Borrower described in
2701	clause (h) or (i) of Article VII. Each such deposit shall be held by the Administrative Agent as collateral
2702	for the payment and performance of the obligations of the Parent Borrower and the Foreign Subsidiary
2703	Borrowers under this Agreement. The Administrative Agent shall have exclusive dominion and control,
2704	including the exclusive right of withdrawal, over such account. Other than any interest earned on the
2705	investment of such deposits, which investments shall be made at the option and sole discretion of the
2706	Administrative Agent and at the risk and expense of the Parent Borrower and the Foreign Subsidiary
2707	Borrowers, such deposits shall not bear interest. Interest or profits, if any, on such investments shall
2708	accumulate in such account. Moneys in such account shall be applied by the Administrative Agent to
2709	reimburse the Issuing Bank for LC Disbursements for which it has not been reimbursed and, to the extent
2710	not so applied, shall be held for the satisfaction of the reimbursement obligations of the Parent Borrower
2711	and the Foreign Subsidiary Borrowers for the LC Exposure at such time or, if the maturity of the Loans
2712	has been accelerated (but subject to the consent of Revolving Lenders with LC Exposure representing
2713	greater than 50% of the total LC Exposure), be applied to satisfy other obligations of the Parent Borrower
2714	and the Foreign Subsidiary Borrowers under this Agreement. If the Parent Borrower or any Foreign
2715	Subsidiary Borrower is required to provide an amount of cash collateral hereunder as a result of the
2716	occurrence of an Event of Default, such amount plus any accrued interest or realized profits of such
2717	amounts (to the extent not applied as aforesaid) shall be returned to the Parent Borrower or such Foreign
2718	Subsidiary Borrower within three Business Days after all Events of Default have been cured or waived. If
2719	the Parent Borrower is required to provide an amount of such collateral hereunder pursuant to Section
2720	2.11(b), such amount plus any accrued interest or realized profits on account of such amount (to the

2721	extent not applied as aforesaid) shall be returned to the Parent Borrower as and to the extent that, after
2722	giving effect to such return, the Parent Borrower would remain in compliance with Section 2.11(b) and no
2723	Default or Event of Default shall have occurred and be continuing.

2724	(k) If the maturity date in respect of any tranche of Revolving Commitments occurs
2725	prior to the expiration of any Letter of Credit, then (i) if one or more other tranches of Revolving
2726	Commitments in respect of which the maturity date shall not have occurred are then in effect, such Letters
2727	of Credit shall automatically be deemed to have been issued (including for purposes of the obligations of
2728	the Revolving Lenders to purchase participations therein and to make Revolving Loans and payments in
2729	respect thereof pursuant to Section 2.05(e)) under (and ratably participated in by Lenders pursuant to) the
2730	Revolving Commitments in respect of such non-terminating tranches up to an aggregate amount not to
2731	exceed the aggregate principal amount of the unutilized Revolving Commitments thereunder at such time
2732	(it being understood that no partial face amount of any Letter of Credit may be so reallocated) and (ii) to
2733	the extent not reallocated pursuant to the immediately preceding clause (i), the Parent Borrower shall cash
2734	collateralize any such Letter of Credit in accordance with Section 2.05(j). If, for any reason, such cash
2735	collateral is not provided or the reallocation does not occur, the Revolving Lenders under the maturing
2736	tranche shall continue to be responsible for their participating interests in the Letters of Credit. Except to
2737	the extent of reallocations of participations pursuant to clause (i) of the second preceding sentence, the
2738	occurrence of a maturity date with respect to a given tranche of Revolving Commitments shall have no
2739	effect upon (and shall not diminish) the percentage participations of the Revolving Lenders in any Letter
2740	of Credit issued before such maturity date. Commencing with the maturity date of any tranche of
2741	Revolving Commitments, the sublimit for Letters of Credit shall be agreed with the Lenders under the
2742	extended tranches.

2743	(l) Further Cash Collateralization. In the event and on each occasion that the total
2744	LC Exposure exceeds the LC Sublimit, the Parent Borrower or the Foreign Subsidiary Borrowers, as the
2745	case may be, shall deposit cash collateral in an account with the Administrative Agent, in the name of the
2746	Administrative Agent and for the benefit of the Revolving Lenders, in an aggregate amount equal to such
2747	excess in accordance with the provisions of Section 2.05(j). Such amount plus any accrued interest or
2748	realized profits of such amounts (to the extent not applied as aforesaid) shall be returned to the Parent
2749	Borrower or such Foreign Subsidiary Borrower within three Business days after the first Calculation Date
2750	on which the total LC Exposure no longer exceeds the LC Sublimit.

2751	SECTION 2.06 Funding of Borrowings.

2752	(a) Each Lender shall make each Loan to be made by it hereunder on the proposed
2753	date thereof by wire transfer of immediately available funds by 12:00 noon, New York City time to the
2754	account of the Administrative Agent most recently designated by it for such purpose by notice to the
2755	Lenders; provided that (i) Swingline Loans shall be made as provided in Section 2.04 and (ii) Foreign
2756	Currency Loans shall be made as provided in Section 2.03(b). In the case of all Loans other than Foreign
2757	Currency Loans, the Administrative Agent will make such Loans available to the Parent Borrower or the
2758	applicable Foreign Subsidiary Borrower, as the case may be, by promptly crediting the amounts so
2759	received, in like funds, to an account of the Parent Borrower or such Foreign Subsidiary Borrower, as the
2760	case may be, maintained with the Administrative Agent in New York City, and designated by the Parent
2761	Borrower or such Foreign Subsidiary Borrower, as the case may be, in the applicable Borrowing Request;
2762	provided that Revolving Loans made to finance the reimbursement of an LC Disbursement as provided in
2763	Section 2.05(e) shall be remitted by the Administrative Agent to the Issuing Bank. In the case of Foreign
2764	Currency Loans, the Foreign Currency Agent will make such Loans available to the Parent Borrower or
2765	the applicable Foreign Subsidiary Borrower, as the case may be, by promptly crediting or disbursing the
2766	aggregate of the amounts received by the Foreign Currency Agent from the Foreign Currency Lenders, in

2767	like funds, to an account of the Parent Borrower or such Foreign Subsidiary Borrower, as the case may
2768	be, designated by the Parent Borrower or such Foreign Subsidiary Borrower, as the case may be, in the
2769	applicable Borrowing Request.

2770	(b) Unless the Administrative Agent shall have received notice from a Lender prior
2771	to the proposed date of any Borrowing (other than a Borrowing of Foreign Currency Loans) that such
2772	Lender will not make available to the Administrative Agent such Lender’s share of such Borrowing, the
2773	Administrative Agent may assume that such Lender has made such share available on such date in
2774	accordance with paragraph (a) of this Section and may, in reliance upon such assumption, make available
2775	to the Parent Borrower or the applicable Foreign Subsidiary Borrower, as the case may be, a
2776	corresponding amount. In such event, if a Lender has not in fact made its share of the applicable
2777	Borrowing available to the Administrative Agent, then the applicable Lender and the Parent Borrower or
2778	the applicable Foreign Subsidiary Borrower, as the case may be, severally agree to pay to the
2779	Administrative Agent forthwith on demand such corresponding amount with interest thereon, for each day
2780	from and including the date such amount is made available to the Parent Borrower or the applicable
2781	Foreign Subsidiary Borrower, as the case may be, to but excluding the date of payment to the
2782	Administrative Agent, at (i) in the case of such Lender, the greater of (x) the ~~Federal Funds~~
2783	~~Effective~~NYFRB Rate and (y) a rate determined by the Administrative Agent in accordance with banking
2784	industry rules on interbank compensation, the applicable rate shall be determined as specified in clause
2785	(y) above, or (ii) in the case of the Parent Borrower or any Foreign Subsidiary Borrower, the interest rate
2786	applicable to ABR Revolving Loans. If such Lender pays such amount to the Administrative Agent, then
2787	such amount shall constitute such Lender’s Loan included in such Borrowing.

2788	(c) Unless the Foreign Currency Agent shall have received notice from a Foreign
2789	Currency Lender prior to the proposed date of any Borrowing of Foreign Currency Loans that such
2790	Foreign Currency Lender will not make available to the Foreign Currency Agent such Foreign Currency
2791	Lender’s share of such Borrowing, the Foreign Currency Agent may assume that such Foreign Currency
2792	Lender has made such share available on such date in accordance with paragraph (a) of this Section and
2793	may, in reliance upon such assumption, make available to the Parent Borrower or the applicable Foreign
2794	Subsidiary Borrower, as the case may be, a corresponding amount. In such event, if a Foreign Currency
2795	Lender has not in fact made its share of the applicable Borrowing of Foreign Currency Loans available to
2796	the Foreign Currency Agent, then the applicable Foreign Currency Lender and the Parent Borrower or the
2797	applicable Foreign Subsidiary Borrower, as the case may be, severally agree to pay to the Foreign
2798	Currency Agent forthwith on demand such corresponding amount with interest thereon, for each day from
2799	and including the date such amount is made available to the Parent Borrower or the applicable Foreign
2800	Subsidiary Borrower, as the case may be, to but excluding the date of payment to the Foreign Currency
2801	Agent, at (i) in the case of such Foreign Currency Lender, a rate determined by the Foreign Currency
2802	Agent in accordance with banking industry rules on interbank compensation, or (ii) in the case of the
2803	Parent Borrower or any Foreign Subsidiary Borrower, the interest rate applicable to Foreign Currency
2804	Loans in the applicable Foreign Currency with an Interest Period of three months’ duration. If such
2805	Foreign Currency Lender pays such amount to the Foreign Currency Agent, then such amount shall
2806	constitute such Foreign Currency Lender’s Loan included in such Borrowing.

2807	(d) On the Restatement Date, all Existing Revolving Loans shall be deemed repaid
2808	and the portion thereof requested by the Parent Borrower to be borrowed on the Restatement Date shall be
2809	deemed reborrowed as Revolving Loans hereunder by the Parent Borrower or the Foreign Subsidiary
2810	Borrowers, as the case may be, provided that each such reborrowed Revolving Loan shall be deemed
2811	made in the same Type and currency as the relevant Existing Revolving Loan (it being understood that for
2812	each tranche of Existing Revolving Loans that were Eurocurrency Loans, (x) the initial Interest Period for
2813	the relevant reborrowed Eurocurrency Loans shall equal the remaining length of the Interest Period for

2814	such tranche and (y) the Adjusted LIBO Rate for the relevant reborrowed Eurocurrency Loans during
2815	such initial Interest Period shall be the Adjusted LIBO Rate for such tranche immediately prior to the
2816	Restatement Date). Any Revolving Lenders that are not Existing Revolving Lenders (and any Existing
2817	Revolving Lenders with Revolving Commitments as of the Restatement Date that are greater than their
2818	Existing Revolving Commitments) shall advance funds (in the relevant currency) to the Administrative
2819	Agent on the Restatement Date as shall be required to repay the portion of the Revolving Loans of
2820	Existing Revolving Lenders such that (A) each Revolving Lender’s share of outstanding Revolving Loans
2821	denominated in dollars on the Restatement Date is equal to its Applicable Percentage (after giving effect
2822	to the Restatement Date) and (B) each Foreign Currency Lender’s (other than the Fronting Lender’s)
2823	share of outstanding Foreign Currency Loans is equal to its Applicable Percentage (after giving effect to
2824	the Restatement Date) of Foreign Currency Loans.

2825	SECTION 2.07 Interest Elections.

2826	(a) Each Borrowing initially shall be of the Type specified in the applicable
2827	Borrowing Request and, in the case of a Eurocurrency Borrowing, shall have an initial Interest Period as
2828	specified in such Borrowing Request or as otherwise provided in Section 2.03. Thereafter, the Parent
2829	Borrower~~, the applicable Subsidiary Term Borrower~~ or the applicable Foreign Subsidiary Borrower, as
2830	the case may be, may elect to (i) convert any ABR Borrowing or any Eurocurrency Borrowing
2831	denominated in dollars to a Borrowing of a different Type, (ii) continue any Borrowing (provided that
2832	such Borrowing must be continued in the same currency) and (iii) in the case of a Eurocurrency
2833	Borrowing, may elect Interest Periods therefor, all as provided in this Section. The Parent Borrower~~, the~~
2834	~~applicable Subsidiary Term Borrower~~ or the applicable Foreign Subsidiary Borrower, as the case may be,
2835	may elect different options with respect to different portions of the affected Borrowing, in which case
2836	each such portion shall be allocated ratably among the Lenders holding the Loans comprising such
2837	Borrowing, and the Loans comprising each such portion shall be considered a separate Borrowing. This
2838	Section shall not apply to Swingline Borrowings, which may not be converted or continued.

2839	(b) To make an election pursuant to this Section, the Parent Borrower~~, the applicable~~
2840	~~Subsidiary Term Borrower~~ or the applicable Foreign Subsidiary Borrower, as the case may be, shall
2841	notify the Administrative Agent of such election (in the case of any Revolving Loans other than Foreign
2842	Currency Loans, by telephone, and in the case of Foreign Currency Loans, through a written Interest
2843	Election Request delivered by hand or telecopy) by the time that a Borrowing Request would be required
2844	under Section 2.03 if the Parent Borrower~~, the applicable Subsidiary Term Borrower~~ or the applicable
2845	Foreign Subsidiary Borrower, as the case may be, were requesting a Revolving Borrowing (other than a
2846	Borrowing of Foreign Currency Loans)~~,~~  or a Borrowing of Foreign Currency Loans ~~or a Tranche A Term~~
2847	~~Borrowing~~ of the Type resulting from such election to be made on the effective date of such election.
2848	Each such telephonic Interest Election Request shall be irrevocable and shall be confirmed promptly by
2849	hand delivery or telecopy to the Administrative Agent of a written Interest Election Request, and all such
2850	written Interest Election Requests (including with respect to Foreign Currency Loans) shall be in a form
2851	approved by the Administrative Agent and signed by the Parent Borrower~~, the applicable Subsidiary~~
2852	~~Term Borrower~~ or the applicable Foreign Subsidiary Borrower, as the case may be.

2853	(c) Each telephonic and written Interest Election Request shall specify the following
2854	information in compliance with Section 2.02:

2855	(i) the Borrowing to which such Interest Election Request applies and, if different
2856	options are being elected with respect to different portions thereof, the portions thereof to be
2857	allocated to each resulting Borrowing (in which case the information to be specified pursuant to
2858	clauses (iii) and (iv) below shall be specified for each resulting Borrowing);

2859	(ii) the effective date of the election made pursuant to such Interest Election Request,
2860	which shall be a Business Day;

2861	(iii) other than any Interest Election Request made with respect to a Borrowing of
2862	Foreign Currency Loans, whether the resulting Borrowing is to be an ABR Borrowing or a
2863	Eurocurrency Borrowing; and

2864	(iv) if the resulting Borrowing is a Eurocurrency Borrowing, the Interest Period to be
2865	applicable thereto after giving effect to such election, which shall be a period contemplated by the
2866	definition of the term “Interest Period.”

2867	If any such Interest Election Request requests (i) a Eurocurrency Borrowing (other than a
2868	Borrowing of Foreign Currency Loans) but does not specify an Interest Period, then the Parent Borrower~~,~~
2869	~~the applicable Subsidiary Term Borrower~~ or the applicable Foreign Subsidiary Borrower, as the case may
2870	be, shall be deemed to have selected an Interest Period of one month’s duration or (ii) a Borrowing of
2871	Foreign Currency Loans but does not specify an Interest Period, then the Parent Borrower or the
2872	applicable Foreign Subsidiary Borrower, as the case may be, shall be deemed to have selected an Interest
2873	Period of three months’ duration.

2874	(d) Promptly following receipt of an Interest Election Request, the Administrative
2875	Agent shall advise each Lender of the details thereof and of such Lender’s portion of each resulting
2876	Borrowing.

2877	(e) If an Interest Election Request with respect to a Eurocurrency Borrowing (other
2878	than a Borrowing of Foreign Currency Loans) is not timely delivered prior to the end of the Interest
2879	Period applicable thereto, then, unless such Borrowing is repaid as provided herein, at the end of such
2880	Interest Period such Borrowing shall be converted to an ABR Borrowing. If an Interest Election Request
2881	with respect to a Borrowing of Foreign Currency Loans is not timely delivered prior to the end of the
2882	Interest Period applicable thereto, then, unless such Borrowing is repaid as provided herein, at the end of
2883	such Interest Period such Borrowing shall be continued as a Eurocurrency Borrowing with an Interest
2884	Period of three months’ duration. Notwithstanding any contrary provision hereof, if an Event of Default
2885	has occurred and is continuing and the Administrative Agent, at the request of the Required Lenders, so
2886	notifies the Parent Borrower (on behalf of itself~~, the Subsidiary Term Borrowers~~ and the Foreign
2887	Subsidiary Borrowers), then, so long as an Event of Default is continuing (i) no outstanding Borrowing
2888	may be converted to or continued as a Eurocurrency Borrowing, (ii) unless repaid, each Eurocurrency
2889	Borrowing (other than a Borrowing of Foreign Currency Loans) shall be converted to an ABR Borrowing
2890	at the end of the Interest Period applicable thereto and (iii) each Borrowing of Foreign Currency Loans
2891	shall be due and payable on the last day of the Interest Period applicable thereto.

2892	SECTION 2.08 Termination and Reduction of Commitments.

2893	(a) Unless previously terminated, ~~(i) the Tranche A Term Commitments shall~~
2894	~~terminate and be automatically and permanently reduced to $0 upon the funding of the Tranche A Term~~
2895	~~Loans on the Restatement Date and (ii)~~ the Revolving Commitments shall terminate on the Revolving
2896	Maturity Date.

2897	(b) The Parent Borrower (on behalf of itself and the Foreign Subsidiary Borrowers)
2898	may at any time terminate, or from time to time reduce, the Revolving Commitments of any Class;
2899	provided that (i) each reduction of the Revolving Commitments of any Class shall be in an amount that is
2900	an integral multiple of $1,000,000 and not less than $5,000,000 and (ii) the Revolving Commitments of
2901	any Class shall not be terminated or reduced if, after giving effect to any concurrent prepayment of the

2902	Revolving Loans of such Class in accordance with Section 2.11, the sum of the Revolving Exposures of
2903	such Class would exceed the total Revolving Commitments of such Class. Any reduction in the
2904	Revolving Commitments shall be made ratably in accordance with each Revolving Lender’s Revolving
2905	Commitment.

2906	(c) The Parent Borrower (on behalf of itself and the Foreign Subsidiary Borrowers)
2907	shall notify the Administrative Agent of any election to terminate or reduce the Revolving Commitments
2908	of any Class under Section 2.08(b) at least three Business Days prior to the effective date of such
2909	termination or reduction, specifying such election and the effective date thereof. Promptly following
2910	receipt of any such notice, the Administrative Agent shall advise the Lenders of the contents thereof.
2911	Each notice delivered by the Parent Borrower (on behalf of itself and the Foreign Subsidiary Borrowers)
2912	pursuant to this Section shall be irrevocable; provided that a notice of termination of the Revolving
2913	Commitments delivered by the Parent Borrower (on behalf of itself and the Foreign Subsidiary
2914	Borrowers) may state that such notice is conditioned upon the effectiveness of other credit facilities or the
2915	occurrence of another transaction, in which case such notice may be revoked by the Parent Borrower (on
2916	behalf of itself and the Foreign Subsidiary Borrowers) (by notice to the Administrative Agent on or prior
2917	to the specified effective date) if such condition is not satisfied. Any reduction of the Commitments shall
2918	be permanent. Each reduction of the Revolving Commitments shall be made ratably among the
2919	Revolving Lenders in accordance with their respective Revolving Commitments.

2920	SECTION 2.09 Repayment of Loans; Evidence of Debt.

2921	(a) The Parent Borrower~~, each Subsidiary Term Borrower (with respect to Term~~
2922	~~Loans made to such Subsidiary Term Borrower)~~ and each Foreign Subsidiary Borrower hereby
2923	unconditionally promises to pay (i) to the Administrative Agent, in dollars, for the account of each
2924	Revolving Lender the then unpaid principal amount of each Revolving Loan (other than any Foreign
2925	Currency Loan) of such Lender on the Revolving Maturity Date, (ii) to the Foreign Currency Agent for
2926	the account of each Foreign Currency Lender the then unpaid principal amount in the applicable currency
2927	of each Foreign Currency Loan of such Foreign Currency Lender on the Revolving Maturity Date~~,~~ and
2928	(iii~~) to the Administrative Agent for the account of each Lender the then unpaid principal amount of each~~
2929	~~Term Loan of such Lender as provided in Section 2.10 and (iv~~) to the Swingline Lenders the then unpaid
2930	principal amount of each Swingline Loan on the earlier of the Revolving Maturity Date and the first date
2931	after such Swingline Loan is made that is the 15th or last day of a calendar month and is at least two
2932	Business Days after such Swingline Loan is made; provided that on each date that a Revolving Borrowing
2933	is made, the Parent Borrower shall repay all Swingline Loans that were outstanding on the date such
2934	Borrowing was requested.

2935	(b) Each Lender shall maintain in accordance with its usual practice an account or
2936	accounts evidencing the indebtedness of the Parent Borrower~~, the Subsidiary Term Borrowers~~ and the
2937	Foreign Subsidiary Borrowers to such Lender resulting from each Loan made by such Lender, including
2938	the amounts of principal and interest payable and paid to such Lender from time to time hereunder.

2939	(c) The Administrative Agent shall maintain accounts in which it shall record (i) the
2940	amount of each Loan made hereunder, the Class and Type thereof and the Interest Period applicable
2941	thereto, (ii) the applicable currency and the amount of any principal or interest due and payable or to
2942	become due and payable from the Parent Borrower~~, the Subsidiary Term Borrowers~~ and the Foreign
2943	Subsidiary Borrowers to each Lender hereunder and (iii) the currency and amount of any sum received by
2944	the Administrative Agent hereunder for the account of the Lenders and each Lender’s share thereof.

2945	(d) The entries made in the accounts maintained pursuant to paragraph (b) or (c) of
2946	this Section shall be prima facie evidence of the existence and amounts of the obligations recorded
2947	therein; provided that the failure of any Lender or the Administrative Agent to maintain such accounts or
2948	any error therein shall not in any manner affect the obligation of the Parent Borrower~~, the Subsidiary~~
2949	~~Term Borrowers~~ and the Foreign Subsidiary Borrowers to repay the Loans in accordance with the terms
2950	of this Agreement.

2951	(e) Any Lender may request that Loans of any Class made by it be evidenced by a
2952	promissory note. In such event, the Parent Borrower~~, the applicable Subsidiary Term Borrower~~ or the
2953	applicable Foreign Subsidiary Borrower, as the case may be, shall prepare, execute and deliver to such
2954	Lender a promissory note payable to the order of such Lender (or, if requested by such Lender, to such
2955	Lender and its registered assigns) and in a form approved by the Administrative Agent. Thereafter, the
2956	Loans evidenced by such promissory note and interest thereon shall at all times (including after
2957	assignment pursuant to Section 10.04) be represented by one or more promissory notes in such form
2958	payable to the order of the payee named therein (or, if such promissory note is a registered note, to such
2959	payee and its registered assigns).

2960	SECTION 2.10 ~~Amortization of Term Loans~~[Reserved].

2961	~~(a) Subject to adjustment pursuant to paragraph (d) of this Section, the Term~~
2962	~~Borrowers shall repay Tranche A Term Loans on each date set forth below in the aggregate principal~~
2963	~~amount set forth opposite such date:~~

~~Date~~	~~Amount~~
~~December 31, 2015~~	~~$~~	~~3,437,500~~
~~March 31, 2016~~	~~$~~	~~3,437,500~~
~~June 30, 2016~~	~~$~~	~~3,437,500~~
~~September 30, 2016~~	~~$~~	~~3,437,500~~
~~December 31, 2016~~	~~$~~	~~3,437,500~~
~~March 31, 2017~~	~~$~~	~~3,437,500~~
~~June 30, 2017~~	~~$~~	~~3,437,500~~
~~September 30, 2017~~	~~$~~	~~3,437,500~~
~~December 31, 2017~~	~~$~~	~~3,437,500~~
~~March 31, 2018~~	~~$~~	~~3,437,500~~
~~June 30, 2018~~	~~$~~	~~3,437,500~~
~~September 30, 2018~~	~~$~~	~~3,437,500~~
~~December 31, 2018~~	~~$~~	~~5,156,250~~
~~March 31, 2019~~	~~$~~	~~5,156,250~~
~~June 30, 2019~~	~~$~~	~~5,156,250~~
~~September 30, 2019~~	~~$~~	~~5,156,250~~
~~December 31, 2019~~	~~$~~	~~5,156,250~~
~~March 31, 2020~~	~~$~~	~~5,156,250~~
~~Tranche A Maturity Date~~	~~$~~	~~202,812,500~~

2964
2965	~~(b) The Parent Borrower shall repay Incremental Term Loans of any Series in such~~
2966	~~amounts and on such date or dates as shall be specified therefor in the Incremental Facility Agreement~~
2967	~~establishing the Incremental Term Commitments of such Series (as such amounts may be adjusted~~
2968	~~pursuant to paragraph (d) of this Section or pursuant to such Incremental Facility Agreement).~~

2969	~~(c) To the extent not previously paid, (i) all Tranche A Term Loans shall be due and~~

2970	~~payable on the Tranche A Maturity Date and (ii) all Incremental Term Loans of any Series shall be due~~
2971	~~and payable on the Incremental Term Maturity Date applicable thereto.~~

2972	~~(d) Any mandatory prepayment of a Tranche A Term Borrowing of any Class shall~~
2973	~~be applied to reduce the subsequent scheduled repayments of the Borrowings of such Class to be made~~
2974	~~pursuant to this Section ratably. Any optional prepayment of a Tranche A Term Borrowing of any Class~~
2975	~~shall be applied to the scheduled repayments of the Borrowings of such Class as directed by the Parent~~
2976	~~Borrower.~~

2977	~~(e) Prior to any repayment of any Tranche A Term Borrowings of any Class~~
2978	~~hereunder, the Parent Borrower (on behalf of itself and the applicable Subsidiary Term Borrower) shall~~
2979	~~select the Borrowing or Borrowings of the applicable Class to be repaid and shall notify the~~
2980	~~Administrative Agent by telephone (confirmed by telecopy) of such selection not later than 11:00 a.m.,~~
2981	~~New York City time, three Business Days before the scheduled date of such repayment. Each repayment~~
2982	~~of a Borrowing shall be applied ratably to the Loans included in the repaid Borrowing. Repayments of~~
2983	~~Tranche A Term Borrowings shall be accompanied by accrued interest on the amount repaid.~~

2984	SECTION 2.11 Prepayment of Loans.

2985	(a) The Parent Borrower~~, the Subsidiary Term Borrowers~~ and the Foreign Subsidiary
2986	Borrowers, as the case may be, shall have the right at any time and from time to time to prepay any
2987	Borrowing in whole or in part, subject to the requirements of this Section.

2988	(b) In the event and on each occasion that (i) the sum of the Revolving Exposures
2989	exceeds the total Revolving Commitments, the Parent Borrower and the Foreign Subsidiary Borrowers, as
2990	the case may be, shall prepay Revolving Loans and/or Swingline Loans (or, if no such Borrowings are
2991	outstanding, deposit cash collateral in an account with the Administrative Agent pursuant to Section
2992	2.05(j)) in an aggregate amount equal to such excess, (ii) the sum of the Foreign Currency Revolving
2993	Exposures exceeds the Foreign Currency Sublimit, the Parent Borrower or the Foreign Subsidiary
2994	Borrowers, as the case may be, shall prepay Foreign Currency Loans (or, if no such Borrowings are
2995	outstanding, deposit cash collateral in an account with the Administrative Agent pursuant to Section
2996	2.05(j)) in an aggregate amount equal to such excess or (iii) the aggregate Dollar Equivalent of the
2997	aggregate outstanding principal amounts of Foreign Currency Loans exceeds an amount equal to 105% of
2998	the Foreign Currency Sublimit, the Parent Borrower shall, or shall cause any applicable Foreign
2999	Subsidiary Borrower, without notice or demand, immediately to prepay such of the outstanding Foreign
3000	Currency Loans in an aggregate principal amount such that, after giving effect thereto, the aggregate
3001	Dollar Equivalents of the outstanding principal amounts of Foreign Currency Loans does not exceed the
3002	Foreign Currency Sublimit.

3003	~~(c) In the event and on each occasion that any Net Proceeds are received by or on~~
3004	~~behalf of Holdings, the Parent Borrower or any Subsidiary in respect of any Prepayment Event, the Parent~~
3005	~~Borrower (on behalf of itself and the Subsidiary Term Borrowers) shall, within three Business Days after~~
3006	~~such Net Proceeds are received, prepay Tranche A Term Borrowings in an aggregate amount equal to~~
3007	~~such Net Proceeds; provided that in the case of any event described in clause (a) of the definition of the~~
3008	~~term Prepayment Event (other than sales, transfers or other dispositions pursuant to Section 6.05(j) in~~
3009	~~excess of $50,000,000), if Holdings or the Parent Borrower shall deliver, within such three Business~~
3010	~~Days, to the Administrative Agent a certificate of a Financial Officer to the effect that Holdings, the~~
3011	~~Parent Borrower and the Subsidiaries, intend to apply the Net Proceeds from such event (or a portion~~
3012	~~thereof specified in such certificate), within 365 days after receipt of such Net Proceeds, to acquire real~~
3013	~~property, equipment or other tangible assets to be used in the business of the Parent Borrower and the~~

3014	~~Subsidiaries, and certifying that no Default has occurred and is continuing, then no prepayment shall be~~
3015	~~required pursuant to this paragraph in respect of the Net Proceeds in respect of such event (or the portion~~
3016	~~of such Net Proceeds specified in such certificate, if applicable) except to the extent of any such Net~~
3017	~~Proceeds therefrom that have not been so applied by the end of such 365-day period, at which time a~~
3018	~~prepayment shall be required in an amount equal to such Net Proceeds that have not been so applied; and~~
3019	~~provided, further that prepayments of Tranche A Term Borrowings otherwise required by this Section~~
3020	~~2.11(c) shall not be required to the extent the applicable Net Proceeds were actually used to make~~
3021	~~prepayments of Tranche A Term Borrowings (as defined in the Existing Credit Agreement) pursuant to~~
3022	~~Section 2.11(c) of the Existing Credit Agreement.~~

3023	(c) [Reserved].

3024	(d) ~~Following the end of each fiscal year of the Parent Borrower, commencing with~~
3025	~~the fiscal year ending December 31, 2016, the Parent Borrower (on behalf of itself and the Subsidiary~~
3026	~~Term Borrowers) shall prepay Tranche A Term Borrowings in an aggregate amount equal to the ECF~~
3027	~~Percentage of Excess Cash Flow for such fiscal year. Each prepayment pursuant to this paragraph shall~~
3028	~~be made within 95 days after the end of such fiscal year.~~[Reserved].

3029	(e) Prior to any optional or mandatory prepayment of Borrowings hereunder, the
3030	Parent Borrower (on behalf of itself~~, the Subsidiary Term Borrowers~~ and the Foreign Subsidiary
3031	Borrowers) shall select the Borrowing or Borrowings to be prepaid and shall specify such selection in the
3032	notice of such prepayment pursuant to paragraph (f) of this Section.

3033	(f) The Parent Borrower (on behalf of itself~~, the Subsidiary Term Borrowers~~ and the
3034	Foreign Subsidiary Borrowers) shall notify the Administrative Agent (and, (A) in the case of prepayment
3035	of a Foreign Currency Loan, the Foreign Currency Agent and (B) in the case of prepayment of a
3036	Swingline Loan, the Swingline Lenders), by (x) in the case of Revolving Loans (other than Foreign
3037	Currency Loans) or Swingline Loans, by telephone (confirmed by telecopy) and (y) in the case of Foreign
3038	Currency Loans, by telecopy, of any prepayment hereunder (i) in the case of prepayment of a
3039	Eurocurrency Borrowing (other than a Borrowing of Foreign Currency Loans), not later than 12:00 noon,
3040	New York City time, three Business Days before the date of prepayment, (ii) in the case of prepayment of
3041	an ABR Borrowing, not later than 12:00 noon, New York City time, one Business Day before the date of
3042	prepayment, (iii) in the case of prepayment of a Swingline Loan, not later than 12:00 noon, New York
3043	City time, on the date of prepayment and (iv) in the case of prepayment of a Foreign Currency Loan, not
3044	later than the time set forth for the relevant Foreign Currency on the Administrative Schedule. Each such
3045	notice shall be irrevocable and shall specify (i) whether the prepayment is of Eurocurrency Loans
3046	denominated in dollars, Foreign Currency Loans (and if Foreign Currency Loans are to be prepaid, the
3047	Foreign Currency in which such Loans are denominated) or ABR Loans, (ii) the prepayment date, (iii) the
3048	principal amount of each Borrowing or portion thereof to be prepaid and (iv) in the case of a mandatory
3049	prepayment, a reasonably detailed calculation of the amount of such prepayment; provided that, if a
3050	notice of optional prepayment is given in connection with a conditional notice of termination of
3051	Revolving Commitments as contemplated by Section 2.08, then such notice of prepayment may be
3052	revoked if such notice of termination is revoked in accordance with Section 2.08. Promptly following
3053	receipt of any such notice (other than a notice relating solely to Swingline Loans), the Administrative
3054	Agent shall advise the Lenders of the contents thereof. Each partial prepayment of any Borrowing shall
3055	be in an amount that would be permitted in the case of an advance of a Borrowing of the same Type as
3056	provided in Section 2.02, except as necessary to apply fully the required amount of a mandatory
3057	prepayment. Each prepayment of a Borrowing shall be applied ratably to the Loans included in the
3058	prepaid Borrowing. Prepayments shall be accompanied by accrued interest to the extent required by
3059	Section 2.13.

3060	~~(g) In the event of any mandatory prepayment of Term Loans made at a time when~~
3061	~~Term Loans of more than one Class remain outstanding, the Parent Borrower shall select Term Loans to~~
3062	~~be prepaid so that the aggregate amount of such prepayment is allocated among each Class of the Term~~
3063	~~Loans pro rata based on the aggregate principal amounts of outstanding Borrowings of each such Class;~~
3064	~~provided that (x) the amounts so allocable to Incremental Term Loans of any Series may be applied to~~
3065	~~other Term Loan Borrowings if so provided in the applicable Incremental Facility Agreement and (y) the~~
3066	~~amounts so allocable to any tranche of Extended Term Loans may be applied to other Term Loan~~
3067	~~Borrowings if so provided in the applicable Extension Offer. In the event of any optional prepayment of~~
3068	~~Term Loans made at a time when Term Loans of more than one Class remain, the Parent Borrower shall~~
3069	~~select the Term Loans to be prepaid so that the aggregate amount of such prepayment is allocated among~~
3070	~~the Term Loans and each Series of Incremental Term Loans then outstanding based on the aggregate~~
3071	~~principal amount of outstanding Borrowings of each such Class; provided that (x) the amounts so~~
3072	~~allocable to Incremental Term Loans of any Series may be applied to other Borrowings of Tranche A~~
3073	~~Term Loans if so provided in the applicable Incremental Facility Agreement and (y) the amounts so~~
3074	~~allocable to any tranche of Extended Term Loans may be applied to other Borrowings of Tranche A Term~~
3075	~~Loans if so provided in the applicable Extension Offer.~~

3076	SECTION 2.12 Fees.

3077	(a) The Parent Borrower (on behalf of itself~~, the Subsidiary Term Borrowers~~ and the
3078	Foreign Subsidiary Borrowers) agrees to pay to the Administrative Agent for the account of each Lender
3079	a commitment fee (the “Commitment Fee”), which shall accrue at the Applicable Rate on the average
3080	daily unused amount of the Revolving Commitment of such Lender during the period from and including
3081	the Restatement Date to but excluding the date on which such Commitment terminates. Accrued
3082	Commitment Fees shall be payable in arrears on the last day of March, June, September and December of
3083	each year and on the date on which the Revolving Commitments terminate, commencing on the first such
3084	date to occur after the Restatement Date. All Commitment Fees shall be computed on the basis of a year
3085	of 360 days and shall be payable for the actual number of days elapsed (including the first day but
3086	excluding the last day). For purposes of computing Commitment Fees with respect to Revolving
3087	Commitments, a Revolving Commitment of a Lender shall be deemed to be used to the extent of the
3088	outstanding Revolving Loans and LC Exposure of such Lender (and the Swingline Exposure of such
3089	Lender shall be disregarded for such purpose).

3090	(b) (i) The Parent Borrower (on behalf of itself and the Foreign Subsidiary
3091	Borrowers) agrees to pay (A) to the Administrative Agent for the account of each Revolving Lender a
3092	participation fee with respect to its participations in Letters of Credit, which shall accrue at the same
3093	Applicable Rate as interest on Eurocurrency Revolving Loans made by such Lender on the average daily
3094	amount of such Lender’s LC Exposure (excluding any portion thereof attributable to unreimbursed LC
3095	Disbursements) during the period from and including the Restatement Date to but excluding the later of
3096	the date on which (x) such Lender’s Revolving Commitment terminates and (y) such Lender ceases to
3097	have any LC Exposure, and (B) to the Issuing Bank a fronting fee, which shall accrue at the rate of
3098	~~0.25~~0.125% per annum on the average daily amount of the LC Exposure (excluding any portion thereof
3099	attributable to unreimbursed LC Disbursements) during the period from and including the Restatement
3100	Date to but excluding the later of the date on which (x) all Revolving Commitments terminate and (y) the
3101	date on which there ceases to be any LC Exposure, as well as the Issuing Bank’s standard fees with
3102	respect to the issuance, administration, amendment, renewal or extension of any Letter of Credit or
3103	processing of drawings thereunder; provided that in each case, notwithstanding anything to the contrary
3104	contained in this Agreement, for purposes of calculating any fee in respect of a Letter of Credit in respect
3105	of any Business Day, the Administrative Agent shall convert the amount available to be drawn under any
3106	Letter of Credit denominated in an LC Foreign Currency into an amount of dollars based upon the

3107	Exchange Rate. Participation fees and fronting fees accrued through and including the last day of March,
3108	June, September and December of each year shall be payable on the third Business Day following such
3109	last day, commencing on the first such date to occur after the Restatement Date; provided that all such
3110	fees in respect of Letters of Credit shall be payable on the date on which the Revolving Commitments
3111	terminate and any such fees accruing after the date on which the Revolving Commitments terminate shall
3112	be payable on demand. Any other fees payable to the Issuing Bank pursuant to this paragraph shall be
3113	payable within 10 days after demand. All participation fees and fronting fees shall be computed on the
3114	basis of a year of 360 days and shall be payable for the actual number of days elapsed (including the first
3115	day but excluding the last day).

3116	(c) The Parent Borrower (on behalf of itself~~, the Subsidiary Term Borrowers~~ and the
3117	Foreign Subsidiary Borrowers) agrees to pay to the Administrative Agent, for its own account, fees
3118	payable in the amounts and at the times separately agreed upon between the Parent Borrower and the
3119	Administrative Agent.

3120	(d) The Parent Borrower agrees to pay to the Foreign Currency Agent, for the
3121	account of the Fronting Lender, at the applicable office of the Foreign Currency Agent set forth on the
3122	Administrative Schedule, a fronting fee with respect to each Fronted Foreign Currency Loan for the
3123	period from and including the date of the Borrowing of such Foreign Currency Loan to but excluding the
3124	date of repayment thereof computed at a rate of 0.25% per annum on the average daily principal amount
3125	of such Fronted Foreign Currency Loan outstanding during the period for which such fee is calculated.
3126	Such fronting fee shall be payable quarterly in arrears on the last day of March, June, September and
3127	December of each year and on the date on which the Revolving Commitments terminate, commencing on
3128	the first such date to occur after the Restatement Date.

3129	(e) With respect to any Foreign Currency Loan, the Parent Borrower shall pay to the
3130	Administrative Agent, for the account of the applicable Foreign Currency Loan Participants, a
3131	participation fee (the “Foreign Currency Participation Fee”) for the period from and including the date of
3132	the Borrowing of such Foreign Currency Loan to but excluding the date of repayment thereof, computed
3133	at a rate per annum equal to the Applicable Margin with respect to Eurocurrency Loans that are
3134	Revolving Loans from time to time in effect on the average daily principal amount of such Fronted
3135	Foreign Currency Loans outstanding during the period for which such fee is calculated, which fee shall be
3136	paid in dollars based on the Dollar Equivalent thereof. Such fee shall, with respect to each Foreign
3137	Currency Loan, be payable in arrears on each Interest Payment Date to occur after the making of such
3138	Foreign Currency Loan and on the date on which the Revolving Commitments terminate, commencing on
3139	the first such date to occur after the Restatement Date.

3140	(f) All fees payable hereunder shall be paid on the dates due, in immediately
3141	available funds, to the Administrative Agent (or to the Issuing Bank, in the case of fees payable to it) for
3142	distribution, in the case of Commitment Fees and participation fees, to the Lenders entitled thereto. Fees
3143	paid shall not be refundable under any circumstances.

3144	SECTION 2.13 Interest.

3145	(a) The Loans comprising each ABR Borrowing (including each Swingline Loan)
3146	shall bear interest at the Alternate Base Rate plus the Applicable Rate.

3147	(b) The Loans comprising each Eurocurrency Borrowing shall bear interest at the
3148	Adjusted LIBO Rate for the Interest Period in effect for such Borrowing plus the Applicable Rate;
3149	provided that each Fronted Foreign Currency Loan shall bear interest for each day during each Interest
3150	Period with respect thereto at a rate per annum equal to the Adjusted LIBO Rate for such day.

3151	(c) Notwithstanding the foregoing, if any principal of or interest on any Loan or any
3152	fee or other amount payable by the Parent Borrower~~, the Subsidiary Term Borrowers~~ or the Foreign
3153	Subsidiary Borrowers, as the case may be, hereunder is not paid when due, whether at stated maturity,
3154	upon acceleration or otherwise, such overdue amount shall bear interest, after as well as before judgment,
3155	at a rate per annum equal to (i) in the case of overdue principal of any Loan, 2% plus the rate otherwise
3156	applicable to such Loan as provided in the preceding paragraphs of this Section or (ii) in the case of any
3157	other overdue amount payable (A) with respect to any Loan other than a Foreign Currency Loan, 2% plus
3158	the rate applicable to ABR Revolving Loans and (B) with respect to any Foreign Currency Loan, 2% plus
3159	the rate otherwise applicable to such Loan.

3160	(d) Accrued interest on each Loan shall be payable in arrears on each Interest
3161	Payment Date for such Loan and, in the case of Revolving Loans, upon termination of the Revolving
3162	Commitments; provided that (i) interest accrued pursuant to paragraph (c) of this Section shall be payable
3163	on demand, (ii) in the event of any repayment or prepayment of any Loan (other than a prepayment of an
3164	ABR Revolving Loan prior to the end of the Revolving Availability Period), accrued interest on the
3165	principal amount repaid or prepaid shall be payable on the date of such repayment or prepayment and (iii)
3166	in the event of any conversion of any Eurocurrency Loan prior to the end of the current Interest Period
3167	therefor, accrued interest on such Loan shall be payable on the effective date of such conversion.

3168	(e) All interest hereunder shall be computed on the basis of a year of 360 days,
3169	except that interest computed by reference to the Alternate Base Rate at times when the Alternate Base
3170	Rate is based on the Prime Rate and interest computed on Foreign Currency Loans made in Pounds
3171	Sterling ~~and Australian Dollars~~ shall be computed on the basis of a year of 365 days (or 366 days in a leap
3172	year), and in each case shall be payable for the actual number of days elapsed (including the first day but
3173	excluding the last day). The applicable Alternate Base Rate or Adjusted LIBO Rate shall be determined
3174	by the Administrative Agent, and such determination shall be conclusive absent manifest error.

3175	SECTION 2.14 Alternate Rate of Interest. (a) If prior to the commencement of any
3176	Interest Period for a Eurocurrency Borrowing of any Class or currency:

3177	(~~a~~i) the Administrative Agent determines (which determination shall be conclusive
3178	absent manifest error) that adequate and reasonable means ~~(including, without limitation, by~~
3179	~~means of an Interpolated Rate)~~ do not exist for ascertaining the Adjusted LIBO Rate ~~for such~~
3180	~~Interest Period~~or the LIBO Rate, as applicable (including because the Screen Rate is not available
3181	or published on a current basis), or for the applicable currency and such Interest Period; or

3182	(~~b~~ii) the Administrative Agent is advised by a majority in interest of the ~~Lenders of~~
3183	~~the~~ applicable Class that the Adjusted LIBO Rate or the LIBO Rate, as applicable, for such
3184	Interest Period will not adequately and fairly reflect the cost to such Lenders of making or
3185	maintaining their Loans included in such Borrowing for such Interest Period;

3186	then the Administrative Agent shall give notice thereof to the Parent Borrower (on behalf of the Parent
3187	Borrower~~, the Subsidiary Term Borrowers~~ and the Foreign Subsidiary Borrowers) and the Lenders of the
3188	applicable Class by telephone or telecopy as promptly as practicable thereafter and, until the
3189	Administrative Agent notifies the Parent Borrower (on behalf of itself~~, the Subsidiary Term Borrowers~~
3190	and the Foreign Subsidiary Borrowers) and such Lenders that the circumstances giving rise to such notice
3191	no longer exist, then (i) any Interest Election Request that requests the conversion of any Borrowing to, or
3192	continuation of any Borrowing as, a Eurocurrency Borrowing shall be ineffective, (ii) any Eurocurrency
3193	Borrowing (other than a Borrowing of Foreign Currency Loans) that is requested to be continued, shall be
3194	converted to an ABR Borrowing on the last day of the Interest Period applicable thereto, (iii) any Foreign

3195	Currency Loans requested to be made on the first day of such Interest Period shall not be made and (iv)
3196	any outstanding Foreign Currency Loans (or any outstanding Foreign Currency Loans in the affected
3197	Foreign Currency, as applicable) shall be due and payable on the last day of the Interest Period applicable
3198	thereto.

3199	(b) If at any time the Administrative Agent determines (which determination shall be
3200	conclusive absent manifest error) that (i) the circumstances set forth in clause (a)(i) have arisen and such
3201	circumstances are unlikely to be temporary or (ii) the circumstances set forth in clause (a)(i) have not
3202	arisen but the supervisor for the administrator of a Screen Rate or a Governmental Authority having
3203	jurisdiction over the Administrative Agent has made a public statement identifying a specific date after
3204	which a Screen Rate shall no longer be used for determining interest rates for loans, then the
3205	Administrative Agent and the Parent Borrower (on behalf of the Parent Borrower and the Foreign
3206	Subsidiary Borrowers) shall endeavor to establish an alternate rate of interest to the LIBO Rate (in lieu of
3207	the applicable Screen Rate) that gives due consideration to the then prevailing market convention for
3208	determining a rate of interest for syndicated loans in the United States at such time, and shall enter into an
3209	amendment to this Agreement to reflect such alternate rate of interest and such other related changes to
3210	this Agreement as may be applicable; provided that, if such alternate rate of interest shall be less than
3211	zero, such rate shall be deemed to be zero for the purposes of this Agreement. Notwithstanding anything
3212	to the contrary in Section 10.02, any such amendment shall become effective without any further action or
3213	consent of any other party to this Agreement so long as the Administrative Agent shall not have received,
3214	within five Business Days of the date notice of such alternate rate of interest is provided to the Lenders, a
3215	written notice from the Required Lenders stating that such Required Lenders object to such amendment.
3216	Until an alternate rate of interest shall be determined in accordance with this clause (b) (but, in the case of
3217	the circumstances described in clause (ii) of the first sentence of this Section 2.14(b), only to the extent
3218	the Screen Rate for the applicable currency and such Interest Period is not available or published at such
3219	time on a current basis), (w) any Interest Election Request that requests the conversion of any Borrowing
3220	to, or continuation of any Borrowing as, a Eurocurrency Borrowing shall be ineffective, (x) any
3221	Eurocurrency Borrowing (other than a Borrowing of Foreign Currency Loans) that is requested to be
3222	continued, shall be converted to an ABR Borrowing on the last day of the Interest Period applicable
3223	thereto, (y) any Foreign Currency Loans requested to be made on the first day of such Interest Period
3224	shall not be made and (z) any outstanding Foreign Currency Loans (or any outstanding Foreign Currency
3225	Loans in the affected Foreign Currency, as applicable) shall be due and payable on the last day of the
3226	Interest Period applicable thereto.

3227	SECTION 2.15 Increased Costs.

3228	(a) If any Change in Law shall:

3229	(i) impose, modify or deem applicable any reserve, special deposit or similar
3230	requirement against assets of, deposits with or for the account of, or credit extended by, any
3231	Lender (except any such reserve requirement reflected in the Adjusted LIBO Rate) or the Issuing
3232	Bank;

3233	(ii) impose on any Lender or the Issuing Bank or the London interbank market any
3234	other condition affecting this Agreement or Eurocurrency Loans made by such Lender or any
3235	Letter of Credit or participation therein; or

3236	(iii) subject any Lender or the Issuing Bank to any Taxes on its loans, loan principal,
3237	Letters of Credit, commitments, or other obligations, or its deposits, reserves, other liabilities or
3238	capital attributable thereto (other than (A) Indemnified Taxes otherwise indemnifiable under
3239	Section 2.17 and (B) Excluded Taxes);

3240	and the result of any of the foregoing shall be to increase the cost to such Lender of making or
3241	maintaining any Eurocurrency Loan (or of maintaining its obligation to make any such Loan) or to
3242	increase the cost to such Lender or the Issuing Bank of participating in, issuing or maintaining any Letter
3243	of Credit or to reduce the amount of any sum received or receivable by such Lender or the Issuing Bank
3244	hereunder (whether of principal, interest or otherwise), then the Parent Borrower~~, the applicable~~
3245	~~Subsidiary Term Borrowers~~ or the applicable Foreign Subsidiary Borrowers, as the case may be, will pay
3246	to such Lender or the Issuing Bank, as the case may be, such additional amount or amounts as will
3247	compensate such Lender or the Issuing Bank, as the case may be, for such additional costs incurred or
3248	reduction suffered.

3249	(b) If any Lender or the Issuing Bank determines that any Change in Law regarding
3250	capital or liquidity requirements has or would have the effect of reducing the rate of return on such
3251	Lender’s or the Issuing Bank’s capital or on the capital of such Lender’s or the Issuing Bank’s holding
3252	company, if any, as a consequence of this Agreement or the Loans made by, or participations in Letters of
3253	Credit held by, such Lender or the Letters of Credit issued by the Issuing Bank, to a level below that
3254	which such Lender or the Issuing Bank or such Lender’s or the Issuing Bank’s holding company could
3255	have achieved but for such Change in Law (taking into consideration such Lender’s or the Issuing Bank’s
3256	policies and the policies of such Lender’s or the Issuing Bank’s holding company with respect to capital
3257	adequacy or liquidity), then from time to time the Parent Borrower~~, the applicable Subsidiary Term~~
3258	~~Borrowers~~ or the applicable Foreign Subsidiary Borrowers, as the case may be, will pay to such Lender or
3259	the Issuing Bank, as the case may be, such additional amount or amounts as will compensate such Lender
3260	or the Issuing Bank or such Lender’s or the Issuing Bank’s holding company for any such reduction
3261	suffered.

3262	(c) If by reason of any Change in Law subsequent to the Restatement Date,
3263	disruption of currency or foreign exchange markets, war or civil disturbance or similar event, the funding
3264	of any Foreign Currency Loan in any relevant Foreign Currency or the funding of any Foreign Currency
3265	Loan in any relevant Foreign Currency to an office located other than in New York shall be impossible or,
3266	in the reasonable judgment of the Fronting Lender such Foreign Currency is no longer available or readily
3267	convertible into dollars, or the Dollar Equivalent of such Foreign Currency is no longer readily calculable,
3268	then, at the election of the Fronting Lender, no Foreign Currency Loans in the relevant currency shall be
3269	made or any Foreign Currency Loan in the relevant currency shall be made to an office of the Foreign
3270	Currency Agent located in New York, as the case may be, until such time as, in the reasonable judgment
3271	of the Fronting Lender, the funding of Foreign Currency Loans in the relevant Foreign Currency is
3272	possible, the funding of Foreign Currency Loans in the relevant Foreign Currency to an office located
3273	other than in New York is possible, the relevant Foreign Currency is available and readily convertible into
3274	dollars or the Dollar Equivalent of the relevant Foreign Currency Loan is readily calculable, as applicable.

3275	(d) (i) If payment in respect of any Foreign Currency Loan shall be due in a currency
3276	other than dollars and/or at a place of payment other than New York and if, by reason of any Change in
3277	Law subsequent to the Restatement Date, disruption of currency or foreign exchange markets, war or civil
3278	disturbance or similar event, payment of such Obligations in such currency or such place of payment shall
3279	be impossible or, in the reasonable judgment of the Fronting Lender, such Foreign Currency is no longer
3280	available or readily convertible to dollars, or the Dollar Equivalent of such Foreign Currency is no longer
3281	readily calculable, then, at the election of any affected Lender, the Parent Borrower (on behalf of itself
3282	and the Foreign Subsidiary Borrowers) shall make payment of such Loan in dollars (based upon the
3283	Exchange Rate in effect for the day on which such payment occurs, as determined by the Administrative

3284	Agent in accordance with the terms hereof) and/or in New York or (ii) if any Foreign Currency in which
3285	Loans are outstanding is redenominated then, at the election of any affected Lender, such affected Loan
3286	and all obligations of the Parent Borrower or any applicable Foreign Subsidiary Borrower in respect
3287	thereof shall be converted into obligations in dollars (based upon the Exchange Rate in effect on such
3288	date, as determined by the Administrative Agent in accordance with the terms hereof), and, in each case,
3289	the Parent Borrower (on behalf of itself and the Foreign Subsidiary Borrowers) shall indemnify the
3290	Lenders, against any currency exchange losses or reasonable out-of-pocket expenses that it shall sustain
3291	as a result of such alternative payment.

3292	(e) A certificate of a Lender or the Issuing Bank setting forth the amount or amounts
3293	necessary to compensate such Lender or the Issuing Bank or its holding company, as the case may be, as
3294	specified in paragraph (a) or (b) of this Section shall be delivered to the Parent Borrower (on behalf of
3295	itself~~, the Subsidiary Term Borrowers~~ and the Foreign Subsidiary Borrowers) and shall be conclusive
3296	absent manifest error. The Parent Borrower~~, the applicable Subsidiary Term Borrowers~~ or the applicable
3297	Foreign Subsidiary Borrowers, as the case may be, shall pay such Lender or the Issuing Bank, as the case
3298	may be, the amount shown as due on any such certificate within 10 days after receipt thereof.

3299	(f) Failure or delay on the part of any Lender or the Issuing Bank to demand
3300	compensation pursuant to this Section shall not constitute a waiver of such Lender’s or the Issuing Bank’s
3301	right to demand such compensation; provided that none of the Parent Borrower~~, any Subsidiary Term~~
3302	~~Borrower~~ or any Foreign Subsidiary Borrower shall be required to compensate a Lender or the Issuing
3303	Bank pursuant to this Section for any increased costs or reductions incurred more than 270 days prior to
3304	the date that such Lender or the Issuing Bank, as the case may be, notifies the Parent Borrower (on behalf
3305	of itself~~, the Subsidiary Term Borrowers~~ and the Foreign Subsidiary Borrowers) of the Change in Law
3306	giving rise to such increased costs or reductions and of such Lender’s or the Issuing Bank’s intention to
3307	claim compensation therefor; provided further that, if the Change in Law giving rise to such increased
3308	costs or reductions is retroactive, then the 270-day period referred to above shall be extended to include
3309	the period of retroactive effect thereof.

3310	SECTION 2.16 Break Funding Payments. In the event of (a) the payment of any
3311	principal of any Eurocurrency Loan other than on the last day of an Interest Period applicable thereto
3312	(including as a result of an Event of Default), (b) the conversion of any Eurocurrency Loan other than on
3313	the last day of the Interest Period applicable thereto, (c) the failure to borrow, convert, continue or prepay
3314	any Revolving Loan ~~or Term Loan~~ on the date specified in any notice delivered pursuant hereto
3315	(regardless of whether such notice may be revoked under Section 2.11(f) and is revoked in accordance
3316	therewith), or (d) the assignment of any Eurocurrency Loan other than on the last day of the Interest
3317	Period applicable thereto as a result of a request by the Parent Borrower~~, any Subsidiary Term Borrower~~
3318	or any Foreign Subsidiary Borrower pursuant to Section 2.19, then, in any such event, the Parent
3319	Borrower~~, the applicable Subsidiary Term Borrower~~ or the applicable Foreign Subsidiary Borrower, as
3320	the case may be, shall compensate each Lender for the loss, cost and expense attributable to such event.
3321	In the case of a Eurocurrency Loan, such loss, cost or expense to any Lender shall be deemed to include
3322	an amount determined by such Lender to be the excess, if any, of (i) the amount of interest that would
3323	have accrued on the principal amount of such Loan had such event not occurred, at the Adjusted LIBO
3324	Rate that would have been applicable to such Loan, for the period from the date of such event to the last
3325	day of the then current Interest Period therefor (or, in the case of a failure to borrow, convert or continue,
3326	for the period that would have been the Interest Period for such Loan), over (ii) the amount of interest that
3327	would accrue on such principal amount for such period at the interest rate which such Lender would bid
3328	were it to bid, at the commencement of such period, for deposits in the applicable currency of a
3329	comparable amount and period from other banks in the Eurocurrency market. A certificate of any Lender
3330	setting forth any amount or amounts that such Lender is entitled to receive pursuant to this Section shall

3331	be delivered to the Parent Borrower (on behalf of itself~~, the Subsidiary Term Borrowers~~ and the Foreign
3332	Subsidiary Borrowers) and shall be conclusive absent manifest error. The Parent Borrower~~, the~~
3333	~~applicable Subsidiary Term Borrower~~ or the applicable Foreign Subsidiary Borrower, as the case may be,
3334	shall pay such Lender the amount shown as due on any such certificate within 10 days after receipt
3335	thereof.

3336	SECTION 2.17 Taxes.

3337	(a) Any and all payments by or on account of any obligation of the Parent Borrower~~,~~
3338	~~any Subsidiary Term Borrower~~ or any Foreign Subsidiary Borrower hereunder or under any other Loan
3339	Document shall be made free and clear of and without deduction for any Indemnified Taxes; provided
3340	that if the Parent Borrower~~, any Subsidiary Term Borrower~~ or any Foreign Subsidiary Borrower (the
3341	“Applicable Borrower”) or the Administrative Agent shall be required to deduct any Indemnified Taxes
3342	from such payments, then (i) the sum payable shall be increased as necessary so that after making all
3343	required deductions (including deductions applicable to additional sums payable under this Section) the
3344	Administrative Agent or the Lender (as the case may be) receives an amount equal to the sum it would
3345	have received had no such deductions been made, (ii) the Applicable Borrower or the Administrative
3346	Agent shall make such deductions and (iii) the Applicable Borrower or the Administrative Agent shall
3347	pay the full amount deducted to the relevant Governmental Authority in accordance with applicable law.

3348	(b) In addition, the Applicable Borrower shall timely pay any Other Taxes to the
3349	relevant Governmental Authority in accordance with applicable law, or at the option of the
3350	Administrative Agent timely reimburse it for the payment of any Other Taxes.

3351	(c) The Applicable Borrower shall indemnify the Administrative Agent, each Lender
3352	and the Issuing Bank, within 10 Business Days after written demand therefor, for the full amount of any
3353	Indemnified Taxes paid by the Administrative Agent, such Lender or the Issuing Bank, as the case may
3354	be, on or with respect to any payment by or on account of any obligation of the Applicable Borrower,
3355	hereunder or under any other Loan Document (including Indemnified Taxes imposed or asserted on or
3356	attributable to amounts payable under this Section) and any reasonable expenses arising therefrom or with
3357	respect thereto, whether or not such Indemnified Taxes were correctly or legally imposed or asserted by
3358	the relevant Governmental Authority. A certificate as to the amount of such payment or liability
3359	delivered to the Applicable Borrower by a Lender (with a copy to the Administrative Agent) or by the
3360	Administrative Agent on its own behalf or on behalf of a Lender, shall be conclusive absent manifest
3361	error.

3362	(d) As soon as practicable after any payment of Indemnified Taxes or Other Taxes
3363	by the Applicable Borrower to a Governmental Authority, the Applicable Borrower shall deliver to the
3364	Administrative Agent the original or a certified copy of a receipt issued by such Governmental Authority
3365	evidencing such payment, a copy of the return reporting such payment or other evidence of such payment
3366	reasonably satisfactory to the Administrative Agent.

3367	(e) Each Lender shall severally indemnify the Administrative Agent for any Taxes
3368	(but, in the case of any Indemnified Taxes, only to the extent that any Loan Party has not already
3369	indemnified the Administrative Agent for such Indemnified Taxes and without limiting or expanding the
3370	obligation of the Applicable Borrower to do so) attributable to such Lender that are paid or payable by the
3371	Administrative Agent in connection with any Loan Document and any reasonable expenses arising
3372	therefrom or with respect thereto, whether or not such Taxes were correctly or legally imposed or asserted
3373	by the relevant Governmental Authority. The indemnity under this Section shall be paid within 10 days
3374	after the Administrative Agent delivers to the applicable Lender a certificate stating the amount of Taxes
3375	so paid or payable by the Administrative Agent. Such certificate shall be conclusive of the amount so
3376	paid or payable absent manifest error.

3377	(f) Any Lender that is entitled to an exemption from, or reduction of, any applicable
3378	withholding Tax with respect to any payments under any Loan Document shall deliver to the Parent
3379	Borrower (on behalf of itself~~, the Subsidiary Term Borrowers~~ and the Foreign Subsidiary Borrowers)
3380	(with a copy to the Administrative Agent), at the time or times prescribed by applicable law, such
3381	properly completed and executed documentation prescribed by applicable law or reasonably requested by
3382	the Parent Borrower (on behalf of itself~~, the Subsidiary Term Borrowers~~ and the Foreign Subsidiary
3383	Borrowers) or the Administrative Agent as will permit such payments to be made without withholding, or
3384	at a reduced rate of, withholding. In addition, any Lender, if reasonably requested by the Parent Borrower
3385	or the Administrate Agent, shall deliver such other documentation prescribed by applicable law or
3386	reasonably requested by the Parent Borrower or the Administrative Agent as will enable the Parent
3387	Borrower or the Administrative Agent to determine whether or not such Lender is subject to backup
3388	withholding or information reporting requirements. If any form or certification previously delivered
3389	pursuant to this Section expires or becomes obsolete or inaccurate in any respect with respect to a Lender,
3390	such Lender shall promptly (and in any event within 10 Business Days after such expiration, obsolescence
3391	or inaccuracy) notify the Parent Borrower (on behalf of itself~~, the Subsidiary Term Borrowers~~ and the
3392	Foreign Subsidiary Borrowers) and the Administrative Agent in writing of such expiration, obsolescence
3393	or inaccuracy and update the form or certification if it is legally eligible to do so.

3394	(i) Without limiting the generality of the foregoing, with respect to any Loan made
3395	to the Parent Borrower~~, a Subsidiary Term Borrower~~ or a Foreign Subsidiary Borrower that is or
3396	deemed a U.S. Person (the “Applicable U.S. Borrower”), any Lender shall, to the extent it is
3397	legally eligible to do so, deliver to the Applicable U.S. Borrower and the Administrative Agent
3398	(in such number of copies reasonably requested by the Applicable U.S. Borrower and the
3399	Administrative Agent) on or prior to the date on which such Lender becomes a party hereto, duly
3400	completed and executed copies of whichever of the following is applicable:

3401	(A) in the case of a Lender that is a U.S. Person, IRS Form W-9 certifying
3402	that such Lender is exempt from U.S. Federal backup withholding tax;

3403	(B) in the case of a Non-U.S. Lender claiming the benefits of an income tax
3404	treaty to which the United States is a party (1) with respect to payments of interest under
3405	any Loan Document, the applicable IRS Form W-8BEN or W-8BEN-E establishing an
3406	exemption from, or reduction of, U.S. Federal withholding Tax pursuant to the “interest”
3407	article of such tax treaty and (2) with respect to any other applicable payments under this
3408	Agreement, the applicable IRS Form W-8BEN or W-8BEN-E establishing an exemption
3409	from, or reduction of, U.S. Federal withholding Tax pursuant to the “business profits” or
3410	“other income” article of such tax treaty;

3411	(C) in the case of a Non-U.S. Lender for whom payments under this
3412	Agreement constitute income that is effectively connected with such Lender’s conduct of
3413	a trade or business in the United States, IRS Form W-8ECI;

3414	(D) in the case of a Non-U.S. Lender claiming the benefits of the exemption
3415	for portfolio interest under Section 881(c) of the Code both (1) the applicable IRS Form
3416	W-8BEN or W-8BEN-E and (2) a certificate substantially in the form of Exhibit I ~~(a~~
3417	~~“U.S. Tax Certificate”)~~ to the effect that such Lender is not (a) a “bank” within the
3418	meaning of Section 881(c)(3)(A) of the Code, (b) a “10 percent shareholder” of the

3419	Applicable U.S. Borrower within the meaning of Section 881(c)(3)(B) of the Code (c) a
3420	“controlled foreign corporation” described in Section 881(c)(3)(C) of the Code and (d)
3421	conducting a trade or business in the United States with which the relevant interest
3422	payments are effectively connected (a “U.S. Tax Certificate”);

3423	(E) in the case of a Non-U.S. Lender that is not the beneficial owner of
3424	payments made under this Agreement (including a partnership or a participating Lender)
3425	(1) an IRS Form W-8IMY on behalf of itself ~~and (2) the relevant forms prescribed in~~
3426	~~clauses (A), (B), (C), (D) and (F) of this paragraph (g)(ii) that would be required of each~~
3427	~~such~~, accompanied by IRS Form W-8ECI, IRS Form W-8BEN or IRS Form W-8BEN-E,
3428	as applicable, and (2) a U.S. Tax Certificate substantially in the form of Exhibit I-2 or
3429	Exhibit I-3, IRS Form W-9, and/or other certification documents from each beneficial
3430	owner ~~or partner of such partnership if such beneficial owner or partner were a Lender~~, as
3431	applicable; provided, however, that if the Lender is a partnership and one or more of its
3432	partners are claiming the exemption for portfolio interest under Section 881(c) of the
3433	Code, such Lender may provide a U.S. Tax Certificate substantially in the form of
3434	Exhibit I-4 on behalf of each such ~~partners~~partner; or

3435	(F) any other form prescribed by law as a basis for claiming exemption from,
3436	or a reduction of, U.S. Federal withholding Tax together with such supplementary
3437	documentation necessary to enable the Applicable U.S. Borrower or the Administrative
3438	Agent to determine the amount of Tax (if any) required by law to be withheld.

3439	(ii) If a payment made to a Lender under any Loan Document would be subject to
3440	U.S. Federal withholding Tax imposed by FATCA if such Lender were to fail to comply with the
3441	applicable reporting requirements of FATCA (including those contained in Section 1471(b) or
3442	1472(b) of the Code, as applicable), such Lender shall deliver to the Applicable U.S. Borrower
3443	and the Administrative Agent, at the time or times prescribed by law and at such time or times
3444	reasonably requested by the Applicable U.S. Borrower or the Administrative Agent, such
3445	documentation prescribed by applicable law (including as prescribed by Section 1471(b)(3)(C)(i)
3446	of the Code) and such additional documentation reasonably requested by the Applicable U.S.
3447	Borrower or the Administrative Agent as may be necessary for the Applicable U.S. Borrower or
3448	the Administrative Agent, to comply with its obligations under FATCA, to determine that such
3449	Lender has or has not complied with such Lender’s obligations under FATCA and, as necessary,
3450	to determine the amount to deduct and withhold from such payment. Solely for purposes of this
3451	Section 2.17(f)(ii), “FATCA” shall include any amendments made to FATCA after the
3452	Restatement Date.

3453	Each Lender hereby authorizes the Administrative Agent to deliver to the Loan Parties
3454	and to any successor Administrative Agent any documentation provided by such Lender to the
3455	Administrative Agent pursuant to Section 2.17(f).

3456	For purposes of determining withholding Taxes imposed under FATCA, from and after
3457	the Restatement Date, the Parent Borrower (on behalf of itself and the Foreign Subsidiary Borrowers) and
3458	the Administrative Agent shall treat (and the Lenders hereby authorize the Administrative Agent to treat)
3459	the Loan Documents as not qualifying as a “grandfathered obligation” within the meaning of Treasury
3460	Regulation Section 1.1471-2(b)(2)(i)

3461	(g) If any party determines, in its sole discretion exercised in good faith, that it has
3462	received a refund of any Indemnified Taxes (including additional amounts paid pursuant to this Section
3463	2.17), it shall pay to the indemnifying party an amount equal to such refund (but only to the extent of
3464	indemnity payments made, or additional amounts paid, under this Section 2.17 with respect to the
3465	Indemnified Taxes giving rise to such refund), net of all out-of-pocket expenses (including any Taxes) of
3466	such indemnified party and without interest (other than any interest paid by the relevant Governmental
3467	Authority with respect to such refund); provided, however, that such indemnifying party, upon the request
3468	of such indemnified party, agrees to repay to such indemnified party the amount paid to such indemnified
3469	party pursuant to the previous sentence (plus any penalties, interest or other charges imposed by the
3470	relevant Governmental Authority) in the event such indemnified party is required to repay such refund to
3471	such Governmental Authority. Nothing contained in this Section 2.17(g) shall require any indemnified
3472	party to make available its Tax returns or any other information relating to its Taxes which it deems
3473	confidential to the indemnifying party or any other Person.

3474	(h) For purposes of Section 2.17, the term “Lender” includes any Issuing Bank.

3475	~~(i) For purposes of determining withholding Taxes imposed under FATCA, from~~
3476	~~and after the Restatement Date, the Parent Borrower (on behalf of itself, the Subsidiary Term Borrowers~~
3477	~~and the Foreign Subsidiary Borrowers) and the Administrative Agent shall treat (and the Lenders hereby~~
3478	~~authorize the Administrative Agent to treat) the Loan Documents as not qualifying as a “grandfathered~~
3479	~~obligation” within the meaning of Treasury Regulation Section 1.1471-2(b)(2)(i).~~

3480	(~~j~~i) Without limiting the provisions of Section 2.17(g), if a UK Tax Deduction is
3481	required by law to be made by a Loan Party from an Applicable UK Payment to a Revolving Lender which
3482	is a Treaty Lender and any Loan Party makes an increased payment to that Treaty Lender under Sections
3483	2.17(a) or 2.17(c) in respect of that UK Tax Deduction but the Treaty Lender is or becomes entitled to a
3484	refund of the relevant Tax by virtue of the relevant Treaty (a “Treaty Rebate”), the Treaty Lender shall,
3485	following written request to do so from the relevant Loan Party, use commercially reasonable
3486	~~endeavours~~endeavors to claim that Treaty Rebate from the relevant Governmental Authority and shall pay
3487	to the relevant Loan Party a sum equal to the amount of that Treaty Rebate, net of all out-of-pocket
3488	expenses (including any Taxes) and without interest (other than any interest paid by the relevant
3489	Governmental Authority in respect of such refund), as soon as reasonably practicable following receipt of
3490	the Treaty Rebate from the relevant Governmental Authority. Nothing contained in this Section 2.17(j)
3491	shall require any Treaty Lender to make available its Tax returns or any other information relating to its
3492	Taxes which it deems confidential to that Lender or any other person.

3493	(~~k~~j) Notwithstanding anything to the contrary in any other provision of this Section
3494	2.17, in the case of any UK Loan, no payment by any Loan Party under any Loan Document to that
3495	Revolving Lender in connection with that UK Loan (an “Applicable UK Payment”) shall be increased
3496	pursuant to Section 2.17(a) by reason of any deduction or withholding on account of Taxes imposed by
3497	the United Kingdom (a “UK Tax Deduction”) and no Loan Party shall be liable to make any payment
3498	under Section 2.17(c) to a Revolving Lender as a result of or in connection with any such UK Tax
3499	Deduction if, on the date on which the Applicable UK Payment falls due:

3500	(i) the payment could have been made to the relevant Lender without a UK Tax
3501	Deduction if the Lender had been a Qualifying Lender but, on that date, that Lender is not or has
3502	ceased to be a Qualifying Lender other than as a result of any change after the date it became a
3503	Lender under this Agreement in (or in the interpretation, administration, or application of) any
3504	law or Treaty or any published practice or published concession of any relevant taxing authority;
3505	or

3506	(ii) the relevant Lender is a Qualifying Lender solely by virtue of clause (a)(ii) of the
3507	definition of Qualifying Lender, and:

3508	(A) an officer of H.M. Revenue & Customs has given (and not revoked) a
3509	direction (a “Direction”) under section 931 of the ITA which relates to the payment and
3510	that Lender has received from the UK Borrower making the payment a certified copy of
3511	that Direction; and

3512	(B) the payment could have been made to the Lender without any UK Tax
3513	Deduction if that Direction had not been made; or

3514	(iii) the relevant Lender is a Qualifying Lender solely by virtue of clause (a)(ii) of the
3515	definition of Qualifying Lender and:

3516	(A) the relevant Lender has not given a Tax Confirmation to the UK
3517	Borrower; and

3518	(B) the payment could have been made to the Lender without any UK Tax
3519	Deduction if the Lender had given a Tax Confirmation to the UK Borrower, on the basis
3520	that the Tax Confirmation would have enabled the UK Borrower to have formed a
3521	reasonable belief that the payment was an “excepted payment” for the purpose of section
3522	930 of the ITA; or

3523	(iv) the relevant Lender is a Treaty Lender and the Loan Party making the payment is
3524	able to demonstrate that the payment could have been made to the Lender without a UK Tax
3525	Deduction had the Lender complied with its obligations under paragraphs (l)(i) and (l)(iii) below.

3526	(~~l~~k) Without limiting the provisions of Section 2.17(f):

3527	(i) a Treaty Lender and each relevant UK Borrower which makes a payment to
3528	which that Treaty Lender is entitled shall co-operate in completing any procedural formalities
3529	necessary for that Loan Party to obtain authorisation to make that payment without a UK Tax
3530	Deduction and, upon satisfying a. or b. below, such Treaty Lender shall be deemed to have
3531	satisfied its obligations under this paragraph:

3532	(A) a Treaty Lender which (a) is a party to this Agreement on the date on
3533	which a UK Borrower becomes a party to this Agreement pursuant to Section 2.20,(b)
3534	wishes to lend to that UK Borrower, and (c) holds a passport under the HMRC DT Treaty
3535	Passport scheme which it wishes to apply to this Agreement, shall confirm its scheme
3536	reference number and its jurisdiction of tax residence in writing to the Parent Borrower
3537	and the Administrative Agent on or before (y) the date on which the UK Borrower
3538	becomes a party to this Agreement or, if later, (z) the date falling 5 Business Days after
3539	the Administrative Agent has notified the Treaty Lender that the UK Borrower has or will
3540	become a party to this Agreement in accordance with Section 2.20;

3541	(B) a Treaty Lender which (a) becomes a party to this Agreement after the
3542	date on which a UK Borrower has become a party to this Agreement pursuant to Section
3543	2.20, (b) wishes to lend to that UK Borrower, and (c) holds a passport under the HMRC
3544	DT Treaty Passport scheme which it wishes to apply to this Agreement, shall confirm its
3545	scheme reference number and its jurisdiction of tax residence in writing to the Parent
3546	Borrower and the Administrative Agent on or before the date on which it becomes a party
3547	to this Agreement;

3548	(ii) (within 30 days of a Treaty Lender satisfying a. or b. in paragraph (i) above, each
3549	relevant UK Borrower shall duly complete and file an HM Revenue & Customs form DTTP2
3550	which contains the Treaty Lender’s scheme reference number and jurisdiction of tax residence as
3551	notified to the Parent Borrower in accordance with a. or b. in paragraph (i) above (a “UK
3552	Borrower DTTP Filing”);

3553	(iii) if a Treaty Lender has confirmed its scheme reference number and its jurisdiction
3554	of tax residence in accordance with a. or b. of paragraph (i) above and:

3555	(A) a UK Borrower making a payment to that Treaty Lender has not made a
3556	UK Borrower DTTP Filing in respect of that Lender within the period provided for in
3557	paragraph (ii) above; or

3558	(B) a UK Borrower making a payment to that Treaty Lender has made a UK
3559	Borrower DTTP Filing in respect of that Treaty Lender but:

3560	(i) that UK Borrower DTTP Filing has been rejected by HM
3561	Revenue & Customs; or

3562	(ii) HM Revenue & Customs has not given the UK Borrower
3563	authority to make payments to that Treaty Lender without a UK Tax Deduction
3564	within 60 days of the date of the UK Borrower DTTP Filing,

3565	and in each case, the UK Borrower has notified that Treaty Lender in writing, that Treaty
3566	Lender and the UK Borrower shall co-operate in completing any additional procedural
3567	formalities necessary for that UK Borrower to obtain authorisation to make that payment
3568	without a UK Tax Deduction;

3569	(iv) if a Lender has not confirmed its scheme reference number and jurisdiction of tax
3570	residence in accordance with a. or b. in paragraph (i) above, no Loan Party shall make a UK
3571	Borrower DTTP Filing or file any other form relating to the HMRC DT Treaty Passport scheme
3572	in respect of that Lender’s Commitment(s) or its participation in any Loan unless the Lender
3573	otherwise agrees;

3574	(v) a UK Borrower shall, promptly on making a UK Borrower DTTP Filing, deliver
3575	a copy of that UK Borrower DTTP Filing to the Administrative Agent for delivery to the relevant
3576	Lender.

3577	(~~m~~l) A Lender which is a Qualifying Lender solely by virtue of clause (a)(ii) of the
3578	definition of Qualifying Lender:

3579	(i) which wishes to lend to a UK Borrower and which is a party to this Agreement
3580	on the date on which that UK Borrower becomes a party to this Agreement pursuant to Section
3581	2.20 shall give a Tax Confirmation to the Parent Borrower on or before the date on which the UK
3582	Borrower becomes a party to this Agreement or, if later, the date falling 5 Business Days after the
3583	Administrative Agent has notified the Lender that the UK Borrower has or will become a party to
3584	this Agreement in accordance with Section 2.20;

3585	(ii) which wishes to lend to a UK Borrower and which becomes a party to this
3586	Agreement after the date on which that UK Borrower has become a party to this Agreement
3587	pursuant to Section 2.20 shall give a Tax Confirmation to the Parent Borrower on or before the
3588	date on which it becomes a party to this Agreement; and

3589	(iii) shall promptly notify the Parent Borrower if there is any change in the position
3590	from that set out in its Tax Confirmation.

3591	SECTION 2.18 Payments Generally; Pro Rata Treatment; Sharing of Set-offs.

3592	(a) The Parent Borrower (on behalf of itself~~, the Subsidiary Term Borrowers~~ and the
3593	Foreign Subsidiary Borrowers) shall make each payment (other than any payment in respect of the
3594	principal or interest on, or the fronting fee with respect to, the Foreign Currency Loans or reimbursement
3595	of LC Disbursements made in LC Foreign Currencies) required to be made by it hereunder or under any
3596	other Loan Document (whether of principal, interest or fees or reimbursement of LC Disbursements, or of
3597	amounts payable under Section 2.15, 2.16 or 2.17, or otherwise), on or before the time expressly required
3598	hereunder or under such other Loan Document for such payment (or, if no such time is expressly
3599	required, prior to 12:00 noon, New York City time), on the date when due, in immediately available
3600	funds, without set-off or counterclaim. The Parent Borrower (on behalf of itself~~, the Subsidiary Term~~
3601	~~Borrowers~~ and the Foreign Subsidiary Borrowers) shall make each payment in respect of the principal or
3602	interest on, or the fronting fee with respect to, the Foreign Currency Loans or reimbursement of LC
3603	Disbursements made in LC Foreign Currencies, in each case, required to be made by it hereunder or
3604	under any other Loan Document, on or before the time expressly required hereunder or under such other
3605	Loan Document for such payment (or, if no such time is expressly required, prior to the time for payment
3606	for the relevant currency set forth on the Administrative Schedule), on the date when due, in immediately
3607	available funds, without set-off or counterclaim. Any amounts received after such time on any date may,
3608	in the discretion of the Administrative Agent or Foreign Currency Agent, as applicable, be deemed to
3609	have been received on the next succeeding Business Day for purposes of calculating interest thereon. All
3610	such payments (other than payments on account of principal or interest on, or the fronting fee with respect
3611	to, Foreign Currency Loans and reimbursements of LC Disbursements made in LC Foreign Currencies)
3612	shall be made to the Administrative Agent at its offices at 383 Madison Avenue, New York, New York
3613	(or such other office as notified by the Administrative Agent to the Parent Borrower in writing), except
3614	that payments to be made directly to the Issuing Bank or Swingline Lenders as expressly provided herein
3615	shall be so made and except that payments pursuant to Sections 2.15, 2.16, 2.17 and 10.03 shall be made
3616	directly to the Persons entitled thereto and payments pursuant to other Loan Documents shall be made to
3617	the Persons specified therein. All payments on account of principal or interest on, or the fronting fee with
3618	respect to, Foreign Currency Loans and reimbursements of LC Disbursements made in LC Foreign
3619	Currencies shall be made to the Foreign Currency Agent, for the account of the applicable Foreign
3620	Currency Lenders (or, with respect to the fronting fee, the Fronting Lender) at the office set forth on the
3621	Administrative Schedule. The Administrative Agent or the Foreign Currency Agent, as applicable, shall
3622	distribute any such payments received by it for the account of any other Person to the appropriate
3623	recipient promptly following receipt thereof. If any payment under any Loan Document shall be due on a
3624	day that is not a Business Day, the date for payment shall be extended to the next succeeding Business
3625	Day, and, in the case of any payment accruing interest, interest thereon shall be payable for the period of
3626	such extension. Subject to Section 9.01, all payments (including prepayments) to be made by the Parent
3627	Borrower (on behalf of itself~~, the Subsidiary Term Borrowers~~ and the Foreign Subsidiary Borrowers)
3628	hereunder and under each other Loan Document, whether on account of principal, interest, fees or
3629	otherwise (other than payments in respect of the principal or interest on, or the fronting fee with respect
3630	to, the Foreign Currency Loans or reimbursement of LC Disbursements made in LC Foreign Currencies)
3631	shall be made in dollars. Subject to Section 9.01 and other than as set forth in Section 2.05 or Section

3632	2.24(d), all payments (including prepayments) to be made by the Parent Borrower (on behalf of itself~~, the~~
3633	~~Subsidiary Term Borrowers~~ and the Foreign Subsidiary Borrowers) hereunder or under each other Loan
3634	Document on account of principal or interest on, or the fronting fee with respect to, the Foreign Currency
3635	Loans and reimbursements of LC Disbursements made in LC Foreign Currencies shall be made in the
3636	relevant Foreign Currency. To the extent prohibited by applicable law, as described in the definition of
3637	“Excluded Swap Obligation,” no amounts received from, or set off with respect to, any Loan Party shall
3638	be applied to any Excluded Swap Obligations of such Loan Party.

3639	(b) If at any time insufficient funds are received by and available to the
3640	Administrative Agent to pay fully all amounts of principal, unreimbursed LC Disbursements, interest and
3641	fees then due hereunder, such funds shall be applied (i) first, towards payment of interest and fees then
3642	due hereunder, ratably among the parties entitled thereto in accordance with the amounts of interest and
3643	fees then due to such parties, and (ii) second, towards payment of principal and unreimbursed LC
3644	Disbursements then due hereunder, ratably among the parties entitled thereto in accordance with the
3645	amounts of principal and unreimbursed LC Disbursements then due to such parties.

3646	(c) If any Lender shall, by exercising any right of set-off or counterclaim or
3647	otherwise, obtain payment in respect of any principal of or interest on any of its Revolving Loans~~,~~
3648	~~Tranche A Term Loans~~ or participations in LC Disbursements or Swingline Loans resulting in such
3649	Lender receiving payment of a greater proportion of the aggregate amount of its Revolving ~~Loans,~~
3650	~~Tranche A Term~~ Loans and participations in LC Disbursements and Swingline Loans and accrued interest
3651	thereon than the proportion received by any other Lender, then the Lender receiving such greater
3652	proportion shall purchase (for cash at face value) participations in the Revolving Loans~~, Tranche A Term~~
3653	~~Loans~~ and participations in LC Disbursements and Swingline Loans of other Lenders to the extent
3654	necessary so that the benefit of all such payments shall be shared by the Lenders ratably in accordance
3655	with the aggregate amount of principal of and accrued interest on their respective Revolving Loans~~,~~
3656	~~Tranche A Term Loans~~ and participations in LC Disbursements and Swingline Loans; provided that (i) if
3657	any such participations are purchased and all or any portion of the payment giving rise thereto is
3658	recovered, such participations shall be rescinded and the purchase price restored to the extent of such
3659	recovery, without interest, and (ii) the provisions of this paragraph shall not be construed to apply to any
3660	payment made by the Parent Borrower~~, any Subsidiary Term Borrower~~ or any Foreign Subsidiary
3661	Borrower pursuant to and in accordance with the express terms of this Agreement or any payment
3662	obtained by a Lender as consideration for the assignment of or sale of a participation in any of its Loans
3663	or participations in LC Disbursements to any assignee or participant, other than to the Parent Borrower or
3664	any Subsidiary or Affiliate thereof (as to which the provisions of this paragraph shall apply). The Parent
3665	Borrower~~, each Subsidiary Term Borrower~~ and each Foreign Subsidiary Borrower consents to the
3666	foregoing and agrees, to the extent it may effectively do so under applicable law, that any Lender
3667	acquiring a participation pursuant to the foregoing arrangements may exercise against the Parent
3668	Borrower~~, any Subsidiary Term Borrower~~ or any Foreign Subsidiary Borrower, as the case may be, rights
3669	of set-off and counterclaim with respect to such participation as fully as if such Lender were a direct
3670	creditor of the Parent Borrower~~, such Subsidiary Term Borrower~~ or such Foreign Subsidiary Borrower in
3671	the amount of such participation.

3672	(d) Unless the Administrative Agent or Foreign Currency Agent, as applicable, shall
3673	have received notice from the Parent Borrower (on behalf of itself~~, the Subsidiary Term Borrowers~~ and
3674	the Foreign Subsidiary Borrowers) prior to the date on which any payment hereunder is due to (a) the
3675	Administrative Agent for the account of the Lenders or the Issuing Bank or (b) the Foreign Currency
3676	Agent for the account of the Foreign Currency Lenders, the Fronting Lender or the Issuing Bank that the
3677	Parent Borrower~~, any Subsidiary Term Borrower~~ or any Foreign Subsidiary Borrower, as the case may be,
3678	will not make such payment, the Administrative Agent or Foreign Currency Agent, as applicable, may

3679	assume that the Parent Borrower~~, such Subsidiary Term Borrower~~ or such Foreign Subsidiary Borrower,
3680	as the case may be, has made such payment on such date in accordance herewith and may, in reliance
3681	upon such assumption, distribute to the Lenders, the Foreign Currency Lenders, the Fronting Lender or
3682	the Issuing Bank, as the case may be, the amount due. In such event, if the Parent Borrower~~, such~~
3683	~~Subsidiary Term Borrower~~ or such Foreign Subsidiary Borrower, as the case may be, has not in fact made
3684	such payment due to (i) the Administrative Agent, then each of the Lenders or the Issuing Bank, as the
3685	case may be, severally agrees to repay to the Administrative Agent forthwith on demand the amount so
3686	distributed to such Lender or Issuing Bank with interest thereon, for each day from and including the date
3687	such amount is distributed to it to but excluding the date of payment to the Administrative Agent, at the
3688	greater of the ~~Federal Funds Effective~~NYFRB Rate and a rate determined by the Administrative Agent in
3689	accordance with banking industry rules on interbank compensation or (ii) the Foreign Currency Agent,
3690	then each of the Foreign Currency Lenders, the Fronting Lender or the Issuing Bank, as the case may be,
3691	severally agrees to repay to the Foreign Currency Agent forthwith on demand the amount so distributed to
3692	such Foreign Currency Lenders, Fronting Lender or Issuing Bank with interest thereon, for each day from
3693	and including the date such amount is distributed to it to but excluding the date of payment to the Foreign
3694	Currency Agent, at a rate determined by the Foreign Currency Agent in accordance with banking industry
3695	rules on interbank compensation.

3696	(e) If any Lender shall fail to make any payment required to be made by it pursuant
3697	to Section 2.04(d), 2.05(d) or (e), 2.06(b), 2.18(d) or 10.03(c), then the Administrative Agent or Foreign
3698	Currency Agent, as applicable, may, in its discretion (notwithstanding any contrary provision hereof),
3699	apply any amounts thereafter received by the Administrative Agent or Foreign Currency Agent, as
3700	applicable, for the account of such Lender to satisfy such Lender’s obligations under such Sections until
3701	all such unsatisfied obligations are fully paid.

3702	SECTION 2.19 Mitigation Obligations; Replacement of Lenders.

3703	(a) If any Lender requests compensation under Section 2.15, or if the Parent
3704	Borrower~~, any Subsidiary Term Borrower~~ or any Foreign Subsidiary Borrower is required to pay any
3705	additional amount to any Lender or any Governmental Authority for the account of any Lender pursuant
3706	to Section 2.17, then such Lender shall use reasonable efforts to designate a different lending office for
3707	funding or booking its Loans hereunder or to assign its rights and obligations hereunder to another of its
3708	offices, branches or Affiliates, if, in the judgment of such Lender, such designation or assignment (i)
3709	would eliminate or reduce amounts payable pursuant to Section 2.15 or 2.17, as the case may be, in the
3710	future and (ii) would not subject such Lender to any unreimbursed cost or expense and would not
3711	otherwise be disadvantageous to such Lender. The Parent Borrower (on behalf of itself~~, the Subsidiary~~
3712	~~Term Borrowers~~ and the Foreign Subsidiary Borrowers) hereby agrees to pay all reasonable costs and
3713	expenses incurred by any Lender in connection with any such designation or assignment.

3714	(b) If any Lender requests compensation under Section 2.15, or if the Parent
3715	Borrower~~, any Subsidiary Term Borrower~~ or any Foreign Subsidiary Borrower is required to pay any
3716	additional amount to any Lender or any Governmental Authority for the account of any Lender pursuant
3717	to Section 2.17, or if any Lender defaults in its obligation to fund Loans hereunder (or, in the case of a
3718	Revolving Lender, becomes a Defaulting Lender), then the Parent Borrower (on behalf of itself~~, the~~
3719	~~Subsidiary Term Borrowers~~ and the Foreign Subsidiary Borrowers) may, at its sole expense and effort,
3720	upon notice to such Lender and the Administrative Agent, require such Lender to assign and delegate,
3721	without recourse (in accordance with and subject to the restrictions contained in Section 10.04), all its
3722	interests, rights and obligations under this Agreement to an assignee selected by the Parent Borrower that
3723	shall assume such obligations (which assignee may be another Lender, if a Lender accepts such
3724	assignment); provided that (i) the Parent Borrower (on behalf of itself~~, the Subsidiary Term Borrowers~~

3725	and the Foreign Subsidiary Borrowers) shall have received the prior written consent of the Administrative
3726	Agent ~~(and, if a Revolving Commitment is being assigned~~, the Issuing Bank and Swingline Lenders~~)~~,
3727	which consent shall not unreasonably be withheld, (ii) such Lender shall have received payment of an
3728	amount equal to the outstanding principal of its Loans and participations in LC Disbursements and
3729	Swingline Loans, accrued interest thereon, accrued fees and all other amounts payable to it hereunder,
3730	from the assignee (to the extent of such outstanding principal and accrued interest and fees) or the Parent
3731	Borrower~~, the Subsidiary Term Borrowers~~ and the Foreign Subsidiary Borrowers (in the case of all other
3732	amounts) and (iii) in the case of any such assignment resulting from a claim for compensation under
3733	Section 2.15 or payments required to be made pursuant to Section 2.17, such assignment will result in a
3734	material reduction in such compensation or payments. A Lender shall not be required to make any such
3735	assignment and delegation if, prior thereto, as a result of a waiver by such Lender or otherwise, the
3736	circumstances entitling the Parent Borrower~~, any Subsidiary Term Borrower~~ or any Foreign Subsidiary
3737	Borrower to require such assignment and delegation cease to apply.

3738	SECTION 2.20 Designation of Foreign Subsidiary Borrowers. (a) The Parent
3739	Borrower may at any time and from time to time, with the prior consent of the Administrative Agent
3740	(such consent not to be unreasonably withheld or delayed), designate any Foreign Subsidiary as a Foreign
3741	Subsidiary Borrower, by delivery to the Administrative Agent of a Foreign Subsidiary Borrowing
3742	Agreement executed by such Foreign Subsidiary and the Parent Borrower, and upon such consent and
3743	such delivery (together with the delivery of the applicable Foreign Security Documents and the
3744	satisfaction of the Foreign Security Collateral and Guarantee Requirement), such Foreign Subsidiary shall
3745	for all purposes of this Agreement and the other Loan Documents be a Foreign Subsidiary Borrower until
3746	the Parent Borrower shall terminate such designation pursuant to a termination agreement satisfactory to
3747	the Administrative Agent, whereupon such Foreign Subsidiary shall cease to be a Foreign Subsidiary
3748	Borrower and a party to this Agreement and any other applicable Loan Documents. Notwithstanding the
3749	preceding sentence, but subject to Section 10.04(a), no such termination will become effective as to any
3750	Foreign Subsidiary Borrower at a time when any principal of or interest on any Loan to such Foreign
3751	Subsidiary Borrower is outstanding. The Administrative Agent shall notify the Revolving Lenders at
3752	least five Business Days prior to granting such consent and, if any Revolving Lender notifies the
3753	Administrative Agent within five Business Days that it is not permitted by applicable requirements of law
3754	or any of its organizational policies to make Revolving Loans to, or participate in Letters of Credit for the
3755	account of, the relevant Foreign Subsidiary, shall withhold such consent or shall give such consent only
3756	upon effecting changes to the provisions of this Article II as are contemplated by paragraph (b) of this
3757	Section 2.20 that will ensure that such Revolving Lender is not required to make Revolving Loans to, or
3758	participate in Letters of Credit for the account of, such Foreign Subsidiary. As soon as practicable upon
3759	receipt of a Foreign Subsidiary Borrowing Agreement, the Administrative Agent shall send a copy thereof
3760	to each Lender.

3761	(b) In order to accommodate (i) the designation of a Foreign Subsidiary as a Foreign
3762	Subsidiary Borrower or (ii) extensions of credit to a Foreign Subsidiary Borrower, in each case, where
3763	one or more Revolving Lenders are able and willing to lend Revolving Loans to, and participate in Letters
3764	of Credit issued for the account of, such Foreign Subsidiary, but other Revolving Lenders are not so able
3765	and willing, the Administrative Agent shall be permitted, with the consent of the Parent Borrower, to
3766	effect such changes to the provisions of this Article II as it reasonably believes are appropriate in order for
3767	such provisions to operate in a customary and usual manner for “multiple-currency” syndicated lending
3768	agreements to a limited liability company and certain of its foreign subsidiaries, all with the intention of
3769	providing procedures for the Revolving Lenders who are so able and willing to extend credit to such
3770	Foreign Subsidiaries and for the other Revolving Lenders not to be required to do so. Prior to effecting
3771	any such changes, the Administrative Agent shall give all Revolving Lenders at least three Business
3772	Days’ notice thereof and an opportunity to comment thereon.

3773	SECTION 2.21 Incremental Facilities.

3774	(a) The Parent Borrower may on one or more occasions, by written notice to the
3775	Administrative Agent, request ~~(i)~~, during the Revolving Availability Period, the establishment of
3776	Incremental Revolving Commitments ~~and/or (ii) the establishment of Incremental Term Commitments~~;
3777	provided that, at the time of (and after giving effect to) the establishment of any Incremental Revolving
3778	Commitments ~~or Incremental Term Commitments~~, the aggregate amount of all Incremental Revolving
3779	~~Commitments and Incremental Term~~ Commitments established pursuant to this Section 2.21, together
3780	with the aggregate amount of all Incremental Equivalent Debt previously (or substantially
3781	simultaneously) incurred pursuant to Section 6.01(a)(xx), shall not exceed the ~~greater~~sum of (A)
3782	$~~300,000,000~~200,000,000 and (B) an amount such that, after giving effect to the making of such
3783	Incremental Revolving Commitments (and assuming any such Incremental Revolving Commitments are
3784	fully drawn) and ~~Incremental Term Loans and~~ the making of any other Indebtedness incurred
3785	substantially simultaneously therewith, the Senior Secured Net Leverage Ratio, calculated on a pro forma
3786	basis, is no greater than ~~2.50~~3.00 to 1.00 (it being understood that (i) the Parent Borrower may incur
3787	Incremental Revolving Commitments under clause (B) prior to incurring Incremental Revolving
3788	Commitments under clause (A) and (ii) if the Parent Borrower incurs Incremental Revolving
3789	Commitments under clause (A) and/or Incremental Equivalent Debt under clause (A)(1) of Section
3790	6.01(a)(xx) on the same date that it incurs Incremental Revolving Commitments under clause (B), then
3791	the Senior Secured Net Leverage Ratio for purposes of clause (B) will be calculated without giving regard
3792	to any incurrence on such date of Incremental Revolving Commitments under clause (A) or Incremental
3793	Equivalent Debt under clause (A)(1) of Section 6.01(a)(xx)). Each such notice shall specify (~~A~~1) the date
3794	on which the Parent Borrower proposes that the Incremental Revolving Commitments ~~or the Incremental~~
3795	~~Term Commitments, as applicable,~~ shall be effective, which shall be a date not less than 10 Business
3796	Days (or such shorter period as may be agreed to by the Administrative Agent) after the date on which
3797	such notice is delivered to the Administrative Agent, and (~~B~~2) the amount of the Incremental Revolving
3798	Commitments ~~or Incremental Term Commitments, as applicable,~~ being requested (it being agreed that (x)
3799	any Lender approached to provide any Incremental Revolving Commitment ~~or Incremental Term~~
3800	~~Commitment~~ may elect or decline, in its sole discretion, to provide such Incremental Revolving
3801	~~Commitment or Incremental Term~~ Commitment and (y) any Person that the Parent Borrower proposes to
3802	become an Incremental Lender, if such Person is not then a Lender, must be reasonably acceptable to the
3803	Administrative Agent ~~and, in the case of any proposed Incremental Revolving Lender~~, the Issuing Bank
3804	and the Swingline Lenders).

3805	(b) The terms and conditions of any Incremental Revolving Commitment and Loans
3806	and other extensions of credit to be made thereunder shall be identical to those of ~~the~~any then existing
3807	Class of Revolving Commitments and Loans and other extensions of credit made thereunder, and shall be
3808	treated as a single Class with such Revolving Commitments and Loans. ~~The terms and conditions of any~~
3809	~~Incremental Term Commitments and the Incremental Term Loans to be made thereunder shall be, except~~
3810	~~as otherwise set forth herein or in the applicable Incremental Facility Agreement, identical to those of the~~
3811	~~Tranche A Term Commitments and the Tranche A Term Loans; provided that (i) the interest rate margins~~
3812	~~with respect to any Incremental Term Loans shall be as agreed by the Borrower and the lenders in respect~~
3813	~~thereof, (ii) any Incremental Term Loan shall have terms, in Parent Borrower’s reasonable judgment,~~
3814	~~customary for a term loan under then-existing market convention, (iii) subject to clause (ii) above, the~~
3815	~~amortization schedule with respect to any Incremental Term Loans shall be as agreed by the Borrower~~
3816	~~and the lenders in respect thereof, provided that the weighted average life to maturity of any Incremental~~
3817	~~Term Loans shall be no shorter than the remaining weighted average life to maturity of the Tranche A~~
3818	~~Terms Loans, (iv) no Incremental Term Maturity Date with respect to Incremental Term Loans shall be~~
3819	~~earlier than the later of (1) the Tranche A Maturity Date and (2) the Latest Maturity Date then in effect~~
3820	~~with respect to Extended Term Loans, (v) except as set forth above, the Incremental Term Loans shall be~~

3821	~~treated no more favorably than the Tranche A Term Loans (in each case, including with respect to~~
3822	~~mandatory and voluntary prepayments); provided that the foregoing shall not apply to covenants or other~~
3823	~~provisions applicable only to periods after the Latest Maturity Date in effect immediately prior to the~~
3824	~~establishment of such Incremental Term Loans; provided further that any Incremental Term Loans may~~
3825	~~add additional covenants or events of default not otherwise applicable to the Tranche A Term Loans or~~
3826	~~covenants more restrictive than the covenants applicable to the Tranche A Term Loans in each case prior~~
3827	~~to the Latest Maturity Date in effect immediately prior to the establishment of such Incremental Facility~~
3828	~~so long as all Lenders receive the benefits of such additional covenants, events of default or more~~
3829	~~restrictive covenants, (vi) to the extent the terms applicable to any Incremental Term Loans are~~
3830	~~inconsistent with the terms applicable to the Tranche A Term Loans (except, in each case, as otherwise~~
3831	~~permitted pursuant to this paragraph (b)), such terms shall be reasonably satisfactory to the~~
3832	~~Administrative Agent, and (vii) any Incremental Facility shall have the same Guarantees as, shall rank~~
3833	~~pari passu with respect to the Liens on the Collateral and in right of payment with the Loans (except to the~~
3834	~~extent that the related Incremental Facility Agreement provides for such Incremental Term Loans to be~~
3835	~~treated less favorably, in which case such Incremental Term Loans shall be subject to a customary~~
3836	~~intercreditor agreement in form and substance reasonably satisfactory to the Administrative Agent). Any~~
3837	~~Incremental Term Commitments established pursuant to an Incremental Facility Agreement that have~~
3838	~~identical terms and conditions, and any Incremental Term Loans made thereunder, shall be designated as~~
3839	~~a separate series (each a “Series”) of Incremental Term Commitments and Incremental Term Loans for all~~
3840	~~purposes of this Agreement. Notwithstanding the foregoing, in no event shall there be more than seven~~
3841	~~maturity dates in respect of the Credit Facilities (including any Extended Term Loans, Extended~~
3842	~~Revolving Commitments, Replacement Term Loans or Replacement Revolving Facilities).~~

3843	(c) The Incremental Commitments shall be effected pursuant to one or more
3844	Incremental Facility Agreements executed and delivered by Holdings, the Parent Borrower, each
3845	Incremental Lender providing such Incremental Commitments and the Administrative Agent; provided
3846	that ~~(other than with respect to the incurrence of Incremental Term Loans the proceeds of which shall be~~
3847	~~used to consummate an acquisition permitted by this Agreement for which the Parent Borrower has~~
3848	determined, in good faith, that limited conditionality is reasonably necessary ~~(any such acquisition, a~~
3849	~~“Limited Conditionality Acquisition”) as to which conditions (i) through (iii) below shall not apply) no~~
3850	Incremental Commitments shall become effective unless (i) no Default or Event of Default shall have
3851	occurred and be continuing on the date of effectiveness thereof, both immediately prior to and
3852	immediately after giving effect to such Incremental Commitments and the making of Loans and issuance
3853	of Letters of Credit thereunder to be made on such date, (ii) on the date of effectiveness thereof, the
3854	representations and warranties of each Loan Party set forth in the Loan Documents shall be true and
3855	correct on and as of such date, (iii) after giving effect to such Incremental Commitments and the making
3856	of Loans and other extensions of credit thereunder to be made on the date of effectiveness thereof (and
3857	assuming in the case of any Incremental Revolving Commitments to be made on the date of effectiveness
3858	thereof that such Incremental Revolving Commitments are fully drawn), Holdings and the Parent
3859	Borrower shall be in pro forma compliance with the financial covenants set forth in Sections 6.12 and
3860	6.13, (iv) the Parent Borrower shall make any payments required to be made pursuant to Section 2.16 in
3861	connection with such Incremental Commitments and the related transactions under this Section, and (v)
3862	the other conditions, if any, set forth in the applicable Incremental Facility Agreement are satisfied~~;~~
3863	~~provided further that no Incremental Term Loans in respect of a Limited Conditionality Acquisition shall~~
3864	~~become effective unless (i) no Default or Event of Default shall have occurred and be continuing as of the~~
3865	~~date of entry into the definitive acquisition documentation in respect of such Limited Conditionality~~
3866	~~Acquisition (the “Limited Conditionality Acquisition Agreement”), (ii) on the date of effectiveness of the~~
3867	~~Limited Conditionality Acquisition Agreement, the representations and warranties of each Loan Party set~~
3868	~~forth in the Loan Documents shall be true and correct on and as of such date and (iii) on the date of~~
3869	~~effectiveness of the Limited Conditionality Acquisition Agreement and assuming such Incremental Term~~

3870	~~Loans were made on such date, Holdings and the Parent Borrower shall be in pro forma compliance with~~
3871	~~the financial covenants set forth in Sections 6.12 and 6.13~~. Each Incremental Facility Agreement may,
3872	without the consent of any Lender, effect such amendments to this Agreement and the other Loan
3873	Documents as may be necessary or appropriate, in the opinion of the Administrative Agent, to give effect
3874	to the provisions of this Section.

3875	(d) Upon the effectiveness of an Incremental Commitment of any Incremental
3876	Lender, (i) such Incremental Lender shall be deemed to be a “Lender” (and a Lender in respect of the
3877	Commitments and Loans of the applicable Class) hereunder, and henceforth shall be entitled to all the
3878	rights of, and benefits accruing to, Lenders (or Lenders in respect of Commitments and Loans of the
3879	applicable Class) hereunder and shall be bound by all agreements, acknowledgements and other
3880	obligations of Lenders (or Lenders in respect of Commitments and Loans of the applicable Class)
3881	hereunder and under the other Loan Documents, and (ii) ~~in the case of any Incremental Revolving~~
3882	~~Commitment,~~ (A) such Incremental Revolving Commitment shall constitute (or, in the event such
3883	Incremental Lender already has a Revolving Commitment, shall increase) the Revolving Commitment of
3884	such Incremental Lender and (B) the total Revolving Commitments shall be increased by the amount of
3885	such Incremental Revolving Commitment, in each case, subject to further increase or reduction from time
3886	to time as set forth in the definition of the term “Revolving Commitment.” For the avoidance of doubt,
3887	upon the effectiveness of any Incremental Revolving Commitment, the Revolving Exposure of the
3888	Incremental Revolving Lender holding such Commitment, and the Applicable Percentage of all the
3889	Revolving Lenders, shall automatically be adjusted to give effect thereto.

3890	(e) On the date of effectiveness of any Incremental Revolving Commitments, each
3891	Revolving Lender shall assign to each Incremental Revolving Lender holding such Incremental
3892	Revolving Commitment, and each such Incremental Revolving Lender shall purchase from each
3893	Revolving Lender, at the principal amount thereof (together with accrued interest), such interests in the
3894	Revolving Loans and participations in Letters of Credit outstanding on such date as shall be necessary in
3895	order that, after giving effect to all such assignments and purchases, such Revolving Loans and
3896	participations in Letters of Credit will be held by all the Revolving Lenders ratably in accordance with
3897	their Applicable Percentages after giving effect to the effectiveness of such Incremental Revolving
3898	Commitment.

3899	(f) ~~Subject to the terms and conditions set forth herein and in the applicable~~
3900	~~Incremental Facility Agreement, each Lender holding an Incremental Term Commitment of any Series~~
3901	~~shall make a loan to the Parent Borrower in an amount equal to such Incremental Term Commitment on~~
3902	~~the date specified in such Incremental Facility Agreement.~~[Reserved].

3903	(g) The Administrative Agent shall notify the Lenders promptly upon receipt by the
3904	Administrative Agent of any notice from the Parent Borrower referred to in paragraph (a) above and of
3905	the effectiveness of any Incremental Commitments, in each case advising the Lenders of the details
3906	thereof and, in the case of effectiveness of any Incremental Revolving Commitments, of the Applicable
3907	Percentages of the Revolving Lenders after giving effect thereto and of the assignments required to be
3908	made pursuant to paragraph (e) above.

3909	SECTION 2.22 Defaulting Lenders. Notwithstanding any provision of this
3910	Agreement to the contrary, if any Revolving Lender becomes a Defaulting Lender, then the following
3911	provisions shall apply for so long as such Lender is a Defaulting Lender:

3912	(a) Fees shall cease to accrue on the unfunded portion of the Revolving Commitment
3913	of such Defaulting Lender pursuant to Section 2.12(a).

3914	(b) The Revolving Commitment and Revolving Credit Exposure of such Defaulting
3915	Lender shall not be included in determining whether the requisite Lenders have taken or may take
3916	any action hereunder or under any other Loan Document (including any consent to any
3917	amendment or waiver pursuant to Section 10.02); provided that (i) no Commitment of a
3918	Defaulting Lender may be increased or extended without such Defaulting Lender’s consent, (ii)
3919	no waiver, amendment or other modification may reduce the amount of principal owing to a
3920	Defaulting Lender without such Defaulting Lender’s consent and (iii) any waiver, amendment or
3921	other modification requiring the consent of all Lenders or each affected Lender which affects
3922	such Defaulting Lender differently than other affected Lenders shall require the consent of such
3923	Defaulting Lender.

3924	(c) If any Swingline Exposure or LC Exposure exists or any Foreign Currency Loans
3925	are outstanding at the time a Revolving Lender becomes a Defaulting Lender then (i) all or any
3926	part of such Swingline Exposure, LC Exposure and Foreign Currency Participating Interest of
3927	such Defaulting Lender (other than the portion of such Swingline Exposure referred to in clause
3928	(b) of the definition of such term) shall be reallocated among the Revolving Lenders that are Non-
3929	Defaulting Lenders in accordance with their respective Applicable Percentages but only to the
3930	extent (x) the sum of a Non-Defaulting Lenders’ Revolving Exposures plus such Defaulting
3931	Lender’s Swingline Exposure, LC Exposure and Foreign Currency Participating Interest does not
3932	exceed such Non-Defaulting Lenders’ Revolving Commitments and (y) the conditions set forth in
3933	Section 4.02 are satisfied at such time. In the case of any such reallocation, the fees payable to
3934	the Revolving Lenders pursuant to Section 2.12(a) and Section 2.12(b)(i) and the Foreign
3935	Currency Loan Participants pursuant to Section 2.12(e) shall be adjusted in accordance with such
3936	Non-Defaulting Lenders’ Applicable Percentages.

3937	(d) If the reallocation described in clause (c) above cannot, or can only partially, be
3938	effected, the Parent Borrower shall, within one Business Day following notice by the
3939	Administrative Agent (x) first, prepay such Swingline Exposure, (y) second, cash collateralize
3940	such Defaulting Lender’s LC Exposure (after giving effect to any partial reallocation pursuant to
3941	clause (c) above) in accordance with the procedures set forth in Section 2.05(j) for so long as such
3942	LC Exposure is outstanding and (z) third, cash collateralize for the benefit of the Fronting Lender,
3943	the obligations of the Parent Borrower and any Foreign Subsidiary Borrower corresponding to
3944	such Defaulting Lender’s Foreign Currency Participating Interest (after giving effect to any
3945	partial reallocation pursuant to clause (c) above) for so long as the circumstances giving rise to
3946	such obligation to provide such cash collateral remain relevant (which cash collateralization
3947	requirement shall be satisfied by the Parent Borrower depositing such cash collateral into an
3948	account opened by the Administrative Agent). In the case of any such cash collateralization, the
3949	Parent Borrower shall not be required to pay any fees to such Defaulting Lender pursuant to
3950	Section 2.12(b)(i) (with respect to such Defaulting Lender’s LC Exposure) or Section 2.12(e)
3951	(with respect to such Defaulting Lender’s Foreign Currency Participating Interest) for so long as
3952	such Defaulting Lender’s LC Exposure is cash collateralized.

3953	(e) If any Defaulting Lender’s LC Exposure is neither cash collateralized nor
3954	reallocated pursuant to paragraph (c) or (d) above, then, without prejudice to any rights or
3955	remedies of the Issuing Bank or any Revolving Lender that is not a Defaulting Lender hereunder,
3956	all participation fees payable under Section 2.12(b)(i) with respect to such Defaulting Lender’s
3957	LC Exposure shall be payable to the Issuing Bank until such LC Exposure is cash collateralized
3958	and/or reallocated pursuant to paragraph (c) and (d) above.

3959	(f) If all or any portion of such Defaulting Lender’s Foreign Currency Participating
3960	Interest is neither cash collateralized nor reallocated pursuant to paragraph (c) or (d) above, then,
3961	without prejudice to any rights or remedies of the Fronting Lender or any Revolving Lender that
3962	is not a Defaulting Lender hereunder, all participation fees payable under Section 2.12(e) with
3963	respect to such Defaulting Lender’s Foreign Currency Participating Interest that has not been
3964	reallocated or cash collateralized shall be payable to the Fronting Lender until and to the extent
3965	such Foreign Currency Participating Interest is cash collateralized and/or reallocated pursuant to
3966	paragraph (c) and (d) above.

3967	(g) So long as any Lender is a Defaulting Lender, the Swingline Lenders shall not be
3968	required to fund any Swingline Loan and the Issuing Bank shall not be required to issue, amend
3969	or increase any Letter of Credit, unless it is satisfied that the related exposure will be 100%
3970	covered by the Revolving Commitments of the Revolving Lenders that are not Defaulting
3971	Lenders and/or cash collateral will be provided by the Parent Borrower in accordance with
3972	paragraph (c) above, and participating interests in any such newly issued or increased Letter of
3973	Credit or newly made Swingline Loan shall be allocated among Revolving Lenders that are not
3974	Defaulting Lenders in a manner consistent with paragraph (c) above (and Defaulting Lenders
3975	shall not participate therein).

3976	(h) So long as any Lender is a defaulting Lender, the Fronting Lender shall not be
3977	required to fund any Fronted Foreign Currency Loan unless it is satisfied that the related exposure
3978	and the Defaulting Lender’s Foreign Currency Participating Interest will be 100% covered by the
3979	Revolving Commitments of the Revolving Lenders that are not Defaulting Lenders and/or cash
3980	collateral will be provided by the Parent Borrower in accordance with paragraph (c) above.

3981	(i) In the event that (i) a Lender becomes a Defaulting Lender as a result of the
3982	occurrence of any event described in clause (d) of the definition of the term “Defaulting Lender”
3983	with respect to such Lender’s parent company and for so long as such event shall continue or (ii)
3984	the Swingline Lenders, the Issuing Bank or the Fronting Lender has a good faith belief that any
3985	Revolving Lender has defaulted in fulfilling its obligations under one or more other agreements in
3986	which such Lender commits to extend credit, the Swingline Lenders shall not be required to fund
3987	any Swingline Loan, the Issuing Bank shall not be required to issue, amend, renew or extend any
3988	Letter of Credit, and the Fronting Lender shall not be required to fund any Fronted Foreign
3989	Currency Loan, unless the Swingline Lenders, the Issuing Bank or the Fronting Lender, as the
3990	case may be, shall have entered into arrangements with Holdings and the Parent Borrower or such
3991	Revolving Lender satisfactory to the Swingline Lenders, the Issuing Bank or the Fronting Lender,
3992	as the case may be, to defease any risk to it in respect of such Lender hereunder.

3993	(j) In the event that (x) a Bankruptcy Event or a Bail-In Action with respect to a
3994	Revolving Lender Parent shall have occurred following the Restatement Date and for so long as
3995	such Bankruptcy Event or Bail-In Action shall continue or (y) the Swingline Lenders, the Issuing
3996	Bank or the Fronting Lender has a good faith belief that any Revolving Lender has defaulted in
3997	fulfilling its obligations under one or more other agreements in which such Lender commits to
3998	extend credit, the Swingline Lenders shall not be required to fund any Swingline Loan, the
3999	Issuing Bank shall not be required to issue, amend, renew or extend any Letter of Credit, and the
4000	Fronting Lender shall not be required to fund any Fronted Foreign Currency Loan, unless the
4001	Swingline Lenders, the Issuing Bank or the Fronting Lender, as the case may be, shall have
4002	entered into arrangements with Holdings and the Parent Borrower or such Revolving Lender
4003	satisfactory to the Swingline Lenders or the Issuing Bank, as the case may be, to defease any risk
4004	to it in respect of such Lender hereunder.

4005	(k) In the event that the Administrative Agent, the Parent Borrower, the Issuing
4006	Bank, the Fronting Lender and the Swingline Lenders each agree that a Defaulting Lender has
4007	adequately remedied all matters that caused such Lender to be a Defaulting Lender, then the
4008	Swingline Exposure and LC Exposure of the Revolving Lenders shall be readjusted to reflect the
4009	inclusion of such Lender’s Commitment and on such date such Lender shall purchase at par such
4010	of (i) the Revolving Loans of the other Revolving Lenders (other than Swingline Loans and
4011	(other than in the case of any Defaulting Lender that is a Foreign Currency Lender) Foreign
4012	Currency Loans) as the Administrative shall determine may be necessary in order for such Lender
4013	to hold such Revolving Loans in accordance with its Applicable Percentage and (ii) the Foreign
4014	Currency Participating Interests of the other Revolving Lenders as the Administrative shall
4015	determine may be necessary in order for such Lender to hold such in Foreign Currency
4016	Participating Interests accordance with its ratable share thereof.

4017	(l) If all or any portion of a Defaulting Lender’s Swingline Exposure, LC Exposure
4018	or Foreign Currency Participating Interest is reallocated to non-Defaulting Lenders pursuant to
4019	this Section 2.22, then the defined terms hereunder (including “Applicable Percentage”) shall, as
4020	necessary or advisable (in the reasonable determination of the Administrative Agent) be read as
4021	used in this Agreement to give effect to such reallocation.

4022	SECTION 2.23 Extensions.

4023	(a) Notwithstanding anything to the contrary in this Agreement, pursuant to one or
4024	more offers (each, an “Extension Offer”) made from time to time by the Parent Borrower to all Lenders ~~of~~
4025	~~Tranche A Term Loans with a like maturity date or~~with Revolving Commitments with a like maturity
4026	date, in each case on a pro rata basis (based on the aggregate outstanding ~~principal~~ amount of ~~the~~
4027	~~respective Tranche A Term Loans or~~ Revolving Commitments with a like maturity date, as the case may
4028	be) and on the same terms to each such Lender, the Parent Borrower is hereby permitted to consummate
4029	from time to time transactions with individual Lenders that accept the terms contained in such Extension
4030	Offers to extend the maturity date of each such Lender’s ~~Tranche A Term Loans and/or~~ Revolving
4031	Commitments and otherwise modify the terms of such ~~Tranche A Term Loans and/or~~ Revolving
4032	Commitments pursuant to the terms of the relevant Extension Offer (including, without limitation, by
4033	increasing the interest rate or fees payable in respect of such ~~Tranche A Term Loans and/or~~ Revolving
4034	Commitments (and related outstandings) ~~and/or modifying the amortization schedule in respect of such~~
4035	~~Lender’s Tranche A Term Loans~~) (each, an “Extension,” and each group of ~~Tranche A Term Loans or~~
4036	Revolving Commitments~~, as applicable, in each case~~ as so extended, as well as the original ~~Tranche A~~
4037	~~Term Loans and the original~~ Revolving Commitments (~~in each case~~ not so extended), being a “tranche”;
4038	any ~~Extended Term Loans shall constitute a separate tranche of Term Loans from the tranche of Term~~
4039	~~Loans from which they were converted, and any~~ Extended Revolving Commitments shall constitute a
4040	separate tranche of Revolving Commitments from the tranche of Revolving Commitments from which
4041	they were converted), so long as the following terms are satisfied: (i) no Default or Event of Default shall
4042	have occurred and be continuing at the time the offering document in respect of an Extension Offer is
4043	delivered to the Lenders, (ii) except as to interest rates, fees and final maturity (which shall be determined
4044	by the Parent Borrower and set forth in the relevant Extension Offer), the Revolving Commitment of any
4045	Revolving Lender that agrees to an extension with respect to such Revolving Commitment extended
4046	pursuant to an Extension (an “Extended Revolving Commitment”), and the related outstandings, shall be
4047	a Revolving Commitment (or related outstandings, as the case may be) with the same terms as the original
4048	Revolving Commitments (and related outstandings); provided that (x) subject to the provisions of
4049	Sections 2.04(e) and 2.05(k) to the extent dealing with Swingline Loans and Letters of Credit which
4050	mature or expire after a maturity date when there exist Extended Revolving Commitments with a longer
4051	maturity date, all Swingline Loans and Letters of Credit shall be participated in on a pro rata basis by all

4052	Lenders with Revolving Commitments in accordance with their Applicable Percentage of the Revolving
4053	Commitments (and except as provided in Sections 2.04(e) and 2.05(k), without giving effect to changes
4054	thereto on an earlier maturity date with respect to Swingline Loans and Letters of Credit theretofore
4055	incurred or issued) and all borrowings under Revolving Commitments and repayments thereunder shall be
4056	made on a pro rata basis (except for (A) payments of interest and fees at different rates on Extended
4057	Revolving Commitments (and related outstandings) and (B) repayments required upon the scheduled
4058	maturity date of the non-Extended Revolving Commitments) and (y) at no time shall there be Revolving
4059	Commitments hereunder (including Extended Revolving Commitments and any original Revolving
4060	Commitments) which have more than three different maturity dates, (iii) ~~except as to interest rates, fees,~~
4061	~~amortization, final maturity date, premium, required prepayment dates and participation in prepayments~~
4062	~~(which shall, subject to immediately succeeding clauses (iv), (v), and (vi), be determined between the~~
4063	~~Parent Borrower and set forth in the relevant Extension Offer), the Tranche A Term Loans of any Tranche~~
4064	~~A Term Lender that agrees to an extension with respect to such Tranche A Term Loans extended pursuant~~
4065	~~to any Extension (the “Extended Term Loans”) shall have the same terms as the tranche of Tranche A~~
4066	~~Term Loans subject to such Extension Offer, (iv) the final maturity date of any Extended Term Loans~~
4067	~~shall be no earlier than the maturity date of the Tranche A Term Loans from which they were converted~~
4068	~~and the amortization schedule applicable to Tranche A Term Loans pursuant to Section 2.10(a) for~~
4069	~~periods prior to the Tranche A Maturity Date may not be increased, (v) the weighted average life of any~~
4070	~~Extended Term Loans shall be no shorter than the remaining weighted average life of the Tranche A~~
4071	~~Term Loans extended thereby, (vi) any Extended Term Loans may participate on a pro rata basis or a less~~
4072	~~than pro rata basis (but not greater than a pro rata basis) in any voluntary or mandatory repayments or~~
4073	~~prepayments of Tranche A Term Loans hereunder (except for repayments required upon the scheduled~~
4074	~~maturity date of the non-Extended Term Loans), in each case as specified in the respective Extension~~
4075	~~Offer, (vii) if the aggregate principal amount of Tranche A Term Loans (calculated on the face amount~~
4076	~~thereof) in respect of which Tranche A Term Lenders shall have accepted the relevant Extension Offer~~
4077	~~shall exceed the maximum aggregate principal amount of Tranche A Term Loans offered to be extended~~
4078	~~by the Parent Borrower pursuant to such Extension Offer, then the Tranche A Term Loans of such~~
4079	~~Tranche A Term Lenders shall be extended ratably up to such maximum amount based on the respective~~
4080	~~principal amounts (but not to exceed actual holdings of record) with respect to which such Tranche A~~
4081	~~Term Lenders have accepted such Extension Offer, (viii)~~ if the aggregate amount of Revolving
4082	Commitments in respect of which Revolving Lenders shall have accepted the relevant Extension Offer
4083	shall exceed the maximum aggregate principal amount of Revolving Commitments offered to be extended
4084	by the Parent Borrower pursuant to such Extension Offer, then the Revolving Loans of such Revolving
4085	Lenders shall be extended ratably up to such maximum amount based on the respective principal amounts
4086	(but not to exceed actual holdings of record) with respect to which such Revolving Lenders have accepted
4087	such Extension Offer, (~~ix~~iv) all documentation in respect of such Extension shall be consistent with the
4088	foregoing~~,~~ and (~~x~~v) any applicable Minimum Extension Condition shall be satisfied unless waived by the
4089	Parent Borrower ~~and (xi) the Minimum Tranche Amount shall be satisfied unless waived by the~~
4090	~~Administrative Agent. Notwithstanding the foregoing, in no event shall there be more than seven maturity~~
4091	~~dates in respect of the Credit Facilities (including any Extended Term Loans, Extended Revolving~~
4092	~~Commitments, Replacement Term Loans or Replacement Revolving Facilities).~~.

4093	(b) With respect to all Extensions consummated by the Parent Borrower pursuant to
4094	this Section, (i) such Extensions shall not constitute voluntary or mandatory payments or prepayments for
4095	purposes of Section 2.11 and (ii) no Extension Offer is required to be in any minimum amount or any
4096	minimum increment, provided that ~~(x)~~ the Parent Borrower may at its election specify as a condition (a
4097	“Minimum Extension Condition”) to consummating any such Extension that a minimum amount (to be
4098	determined and specified in the relevant Extension Offer in the Parent Borrower’s sole discretion and may
4099	be waived by the Parent Borrower) of ~~Tranche A Term Loans or~~ Revolving Commitments ~~(as applicable)~~
4100	of any or all applicable tranches be tendered ~~and (y) no tranche of Extended Term Loans shall be in an~~

4101	~~amount of less than $50,000,000 (the “Minimum Tranche Amount”), unless such Minimum Tranche~~
4102	~~Amount is waived by the Administrative Agent~~. The Administrative Agent and the Lenders hereby
4103	consent to the transactions contemplated by this Section (including, for the avoidance of doubt, payment
4104	of any interest, fees or premium in respect of any ~~Extended Term Loans and/or~~ Extended Revolving
4105	Commitments on the such terms as may be set forth in the relevant Extension Offer) and hereby waive the
4106	requirements of any provision of this Agreement (including, without limitation, Sections 2.11 and 2.18)
4107	or any other Loan Document that may otherwise prohibit any such Extension or any other transaction
4108	contemplated by this Section.

4109	(c) No consent of any Lender or the Administrative Agent shall be required to
4110	effectuate any Extension, other than (A) the consent of each Lender agreeing to such Extension with
4111	respect to one or more of its ~~Term Loans and/or~~ Revolving Commitments (or a portion thereof) and (B)
4112	~~with respect to any Extension of the Revolving Commitments,~~ the consent of the Issuing Bank and
4113	Swingline Lenders, which consent shall, in each case, not be unreasonably withheld or delayed. All
4114	~~Extended Term Loans,~~ Extended Revolving Commitments and all obligations in respect thereof shall be
4115	Obligations under this Agreement and the other Loan Documents that are secured by the Collateral on a
4116	pari passu basis with all other applicable Obligations under this Agreement and the other Loan
4117	Documents. The Lenders hereby irrevocably authorize the Administrative Agent to enter into
4118	amendments to this Agreement and the other Loan Documents with the Parent Borrower as may be
4119	necessary in order to establish new tranches or sub-tranches in respect of Revolving Commitments ~~or~~
4120	~~Term Loans~~ so extended and such technical amendments as may be necessary or appropriate in the
4121	reasonable opinion of the Administrative Agent and the Parent Borrower in connection with the
4122	establishment of such new tranches or sub-tranches, in each case on terms consistent with this Section.
4123	Without limiting the foregoing, in connection with any Extensions the respective Loan Parties shall (at
4124	their expense) amend (and the Administrative Agent is hereby directed to amend) any Mortgage that has a
4125	maturity date prior to the then latest maturity date so that such maturity date is extended to the then latest
4126	maturity date (or such later date as may be advised by local counsel to the Administrative Agent).

4127	(d) In connection with any Extension, the Parent Borrower shall provide the
4128	Administrative Agent at least five Business Days’ (or such shorter period as may be agreed by the
4129	Administrative Agent) prior written notice thereof, and shall agree to such procedures (including, without
4130	limitation, regarding timing, rounding and other adjustments and to ensure reasonable administrative
4131	management of the credit facilities hereunder after such Extension), if any, as may be established by, or
4132	acceptable to, the Administrative Agent, in each case acting reasonably to accomplish the purposes of this
4133	Section.

4134	SECTION 2.24 Foreign Currency Participations; Conversion of Foreign Currency
4135	Loans.

4136	(a) With respect to each Foreign Currency Loan in any Foreign Currency, the
4137	Fronting Lender irrevocably agrees to grant and hereby grants to each Lender that is a Foreign Currency
4138	Loan Participant with respect to Foreign Currency Loans made in such Foreign Currency, and, to induce
4139	the Fronting Lender to make Foreign Currency Loans in any applicable Foreign Currency hereunder, each
4140	Lender that is a Foreign Currency Loan Participant with respect to Foreign Currency Loans made in such
4141	Foreign Currency irrevocably agrees to accept and purchase and hereby accepts and purchases from the
4142	Fronting Lender, on the terms and conditions hereinafter stated, for such Foreign Currency Loan
4143	Participant’s own account and risk, with respect to any Fronted Foreign Currency Loan in any Foreign
4144	Currency in which such Lender is a Foreign Currency Loan Participant, an undivided interest (a “Foreign
4145	Currency Participating Interest”), in an amount equal to such Foreign Currency Loan Participant’s
4146	Applicable Percentage of the outstanding principal amount of such Foreign Currency Loan (it being

4147	understood that such calculation shall be made in respect of the outstanding principal amount of such
4148	Foreign Currency Loan, and not the portion thereof constituting a Fronted Foreign Currency Loan), in the
4149	Fronting Lender’s obligations and rights under such Fronted Foreign Currency Loan made hereunder.
4150	Each Revolving Lender that is a Foreign Currency Loan Participant with respect to any Foreign Currency
4151	unconditionally and irrevocably agrees with the Fronting Lender that, solely upon the occurrence of an
4152	event set forth in Section 2.24(d)(i) or (ii), such Revolving Lender shall pay to the Fronting Lender upon
4153	demand an amount equal to (i) in the case of an event set forth in Section 2.24(d)(i) with respect to a
4154	Foreign Currency Loan for which such Revolving Lender is a Foreign Currency Loan Participant, the
4155	Dollar Equivalent of such Foreign Currency Loan Participant’s Applicable Percentage of the amount of
4156	such payment which is not so paid as required under this Agreement and (ii) in the case of an event set
4157	forth in Section 2.24(d)(ii), the Dollar Equivalent of such Revolving Lender’s Applicable Percentage of
4158	the Foreign Currency Loans then outstanding in any Foreign Currency in which such Revolving Lender is
4159	a Foreign Currency Loan Participant.

4160	(b) If any amount required to be paid by any Foreign Currency Loan Participant to
4161	the Fronting Lender pursuant to Section 2.24(a) or Section 2.24(d) is not made available to the Fronting
4162	Lender when due, such Foreign Currency Loan Participant shall pay to the Fronting Lender, on demand,
4163	such amount with interest thereon at a rate equal to the greater of the daily average Overnight LIBO Rate
4164	and a rate determined by the Administrative Agent in accordance with banking industry rules on
4165	interbank compensation for the period until such Foreign Currency Loan Participant makes such amount
4166	immediately available to the Fronting Lender. If such amount is not made available to the Fronting
4167	Lender by such Foreign Currency Loan Participant within three Business Days of such due date, the
4168	Fronting Lender shall also be entitled to recover such amount with interest thereon at the rate per annum
4169	applicable to Eurocurrency Loans under the Revolving Facility, on demand. A certificate of the Fronting
4170	Lender submitted to any Foreign Currency Loan Participant with respect to amounts owed under this
4171	Section shall be conclusive absent manifest error.

4172	(c) Whenever, at any time after the Fronting Lender has received from any Foreign
4173	Currency Loan Participant its pro rata share of such payment in accordance with subsection 2.24(a) in
4174	respect of any Fronted Foreign Currency Loan, the Fronting Lender receives any payment related to such
4175	Foreign Currency Loan (whether directly from ~~the~~a Borrower or otherwise, including proceeds of
4176	collateral applied thereto by the Fronting Lender or the Administrative Agent, on behalf of the Fronting
4177	Lender), or any payment of interest on account thereof, the Fronting Lender will, within three Business
4178	Days after receipt thereof, distribute to such Foreign Currency Loan Participant its pro rata share thereof
4179	(and hereby directs the Administrative Agent to remit such pro rata share to such Foreign Currency Loan
4180	Participant out of any such payment received by the Administrative Agent for the account of the Fronting
4181	Lender (it being understood that any such payment shall be made in dollars and the Fronting Lender or
4182	Administrative Agent, as applicable, shall convert any such amounts received by it in a currency other
4183	than dollars into the Dollar Equivalent thereof for purposes of such payment)); provided, however, that in
4184	the event that any such payment received by the Fronting Lender shall be required to be returned by the
4185	Fronting Lender, such Foreign Currency Loan Participant shall, within three Business Days, return to the
4186	Fronting Lender the portion thereof previously distributed by the Fronting Lender to it. If any amount
4187	required to be paid under this paragraph is paid within three Business Days after such payment is due, the
4188	Foreign Currency Loan Participant or Fronting Lender, as the case may be, which owes such amount shall
4189	pay to the Fronting Lender or Foreign Currency Loan Participant, as the case may be, to which such
4190	amount is owed, on demand, such amount with interest thereon at a rate equal to the greater of the daily
4191	average Overnight LIBO Rate and a rate determined by the Administrative Agent in accordance with
4192	banking industry rules on interbank compensation for the period until such Foreign Currency Loan
4193	Participant or the Fronting Lender, as the case may be, makes such amount immediately available to the
4194	Fronting Lender or Foreign Currency Loan Participant, as the case may be. If such amount is not made

4195	available to the Fronting Lender or Foreign Currency Loan Participant, as the case may be, by such
4196	Foreign Currency Loan Participant or Fronting Lender, as the case may be, within three Business Days of
4197	such due date, the Fronting Lender or Foreign Currency Participant, as the case may be, shall also be
4198	entitled to recover such amount with interest thereon at the rate per annum applicable to Eurocurrency
4199	Loans under the Revolving Facility, on demand.

4200	(d) In the event that any Foreign Currency Loan shall be outstanding and (i) the
4201	principal of or interest on such Foreign Currency Loan shall not be paid (x) with respect to a payment due
4202	on a scheduled payment date, on such Business Day (with respect to principal) and within five Business
4203	Days after such date (with respect to interest) and (y) with respect to a payment due on any other date,
4204	within five Business Days after the Parent Borrower receives notice of such due date from the
4205	Administrative Agent or Required Lenders, and, in either case, the Fronting Lender shall deliver to the
4206	Administrative Agent and the Parent Borrower a request that the provisions of this Section 2.24(d) take
4207	effect with respect to such Foreign Currency Loan or (ii) the Commitments shall be terminated or the
4208	Loans accelerated pursuant to Article VII, then (unless such request is revoked by the Fronting Lender)
4209	(x) the obligations of the Parent Borrower and the Foreign Subsidiary Borrowers in respect of the
4210	principal of and interest on such Fronted Foreign Currency Loan shall without further action be converted
4211	into obligations denominated in dollars based upon the Exchange Rate in effect for the day on which such
4212	conversion occurs, as determined by the Administrative Agent in accordance with the terms hereof,
4213	(y) such converted obligations will bear interest at the rate applicable to overdue Eurocurrency Loans
4214	under the Revolving Facility and (z) each applicable Foreign Currency Loan Participant shall pay the
4215	purchase price for its Foreign Currency Participating Interest in such Foreign Currency Loan by wire
4216	transfer of immediately available funds in dollars to the Administrative Agent in the manner provided in
4217	Section 2.24(a) and (b) (and the Administrative Agent shall promptly wire the amounts so received to the
4218	Fronting Lender). Upon any event specified in clause (ii) above, the commitments of the Foreign
4219	Currency Lenders to make Foreign Currency Loans pursuant to Section 2.01(a) shall be permanently
4220	terminated. The obligations of the Revolving Lenders to acquire and pay for their Foreign Currency
4221	Participating Interests pursuant to this Section 2.24(d) shall be absolute and unconditional under any and
4222	all circumstances.

4223	SECTION 2.25 Currency Fluctuations.

4224	(a) No later than 11:00 A.M. (London time) on each Calculation Date, the Foreign
4225	Currency Agent shall determine the Exchange Rate as of such Calculation Date with respect to each
4226	applicable Foreign Currency, provided that, upon receipt of a Borrowing Request pursuant to Section
4227	2.03, the Foreign Currency Agent shall determine the Exchange Rate with respect to the relevant Foreign
4228	Currency on the related Calculation Date (it being acknowledged and agreed that the Administrative
4229	Agent shall use such Exchange Rate for the purposes of determining compliance with Section 2.01(a)
4230	with respect to such Borrowing Request). The Exchange Rates so determined shall become effective on
4231	the relevant Calculation Date (a “Reset Date”), shall remain effective until the next succeeding Reset Date
4232	and shall for all purposes of this Agreement (other than Section 10.14 and any other provision expressly
4233	requiring the use of a current Exchange Rate) be the Exchange Rates employed in converting any
4234	amounts between dollars and any Foreign Currency.

4235	(b) No later than 11:00 A.M. (London time) on each Reset Date, the Foreign
4236	Currency Agent shall determine the aggregate amount of the Dollar Equivalents of (i) the principal
4237	amounts of the Foreign Currency Loans then outstanding (after giving effect to any Foreign Currency
4238	Loans to be made or repaid on such date) and (ii) the total LC Exposure in currencies other than dollars at
4239	such time.

4240	(c) The Administrative Agent shall promptly notify the Parent Borrower, any
4241	applicable Foreign Subsidiary Borrower and the Foreign Currency Lenders of each determination of an
4242	Exchange Rate hereunder.

4243	SECTION 2.26 Illegality. Notwithstanding any other provision herein, if any Change
4244	in Law shall make it unlawful for any Lender to issue, make, maintain, fund or charge interest with
4245	respect to any extension of credit to any Foreign Subsidiary Borrower or to give effect to its obligations as
4246	contemplated by this Agreement with respect to any extensions of credit to any Foreign Subsidiary
4247	Borrower, then, upon written notice by such Lender (each such Lender providing such notice, an
4248	“Impacted Lender”) to the Parent Borrower and the Administrative Agent:

4249	(a) the obligations of the Lenders hereunder to make extensions of credit to such
4250	Foreign Subsidiary Borrower shall forthwith be (x) suspended until each Impacted Lender notifies the
4251	Parent Borrower and the Administrative Agent in writing that it is no longer unlawful for such Impacted
4252	Lender to issue, make, maintain, fund or charge interest with respect to any extension of credit to such
4253	Foreign Subsidiary Borrower or (y) to the extent required by law, cancelled;

4254	(b) if it shall be unlawful for any Impacted Lender to maintain or charge interest with
4255	respect to any outstanding Loan to such Foreign Subsidiary Borrower, such Foreign Subsidiary Borrower
4256	shall repay (or at its option and to the extent permitted by law, assign to the Parent Borrower) (x) all
4257	outstanding ABR Loans made to such Foreign Subsidiary Borrower within three Business Days or such
4258	earlier period as required by law and (y) all outstanding Eurocurrency Loans made to such Foreign
4259	Subsidiary Borrower on the last day of the then current Interest Periods with respect to such Eurocurrency
4260	Loans or within such earlier period as required by law; and

4261	(c) if it shall be unlawful for any Impacted Lender to maintain, charge interest or
4262	hold any participation with respect to any Letter of Credit issued on behalf of such Foreign Subsidiary
4263	Borrower, such Foreign Subsidiary Borrower shall deposit in a cash collateral account opened by the
4264	Administrative Agent an amount equal to the LC Exposure with respect to such Letters of Credit within
4265	three Business Days or within such earlier period as required by law.

4266	ARTICLE III
4267
4268	Representations and Warranties

4269	Each of Holdings, the Parent Borrower~~, each Subsidiary Term Borrower (as to itself~~
4270	~~only)~~ and each Foreign Subsidiary Borrower (as to itself only) represents and warrants to the Lenders
4271	that:

4272	SECTION 3.01 Organization; Powers. Each of Holdings, the Parent Borrower and its
4273	Subsidiaries (including the Receivables Subsidiary) is duly organized, validly existing and in good
4274	standing under the laws of the jurisdiction of its organization, has all requisite power and authority to
4275	carry on its business as now conducted and, except where the failure to do so, individually or in the
4276	aggregate, could not reasonably be expected to result in a Material Adverse Effect, is qualified to do
4277	business in, and is in good standing in, every jurisdiction where such qualification is required.

4278	SECTION 3.02 Authorization; Enforceability. The Transactions to be entered into by
4279	each Loan Party are within such Loan Party’s powers and have been duly authorized by all necessary
4280	action. This Agreement has been duly executed and delivered by each of Holdings and the Parent
4281	Borrower and constitutes, and each other Loan Document to which any Loan Party is to be a party, when
4282	executed and delivered by such Loan Party, will constitute, a legal, valid and binding obligation of

4283	Holdings, the Parent Borrower or such Loan Party (as the case may be), enforceable in accordance with
4284	its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting
4285	creditors’ rights generally and subject to general principles of equity, regardless of whether considered in
4286	a proceeding in equity or at law.

4287	SECTION 3.03 Governmental Approvals; No Conflicts. The Transactions and the
4288	other transactions contemplated hereby (a) do not require any consent or approval of, registration or filing
4289	with, or any other action by, any Governmental Authority, except (i) such as have been obtained or made
4290	and are in full force and effect, (ii) filings necessary to perfect Liens created under the Loan Documents
4291	and (iii) consents, approvals, registrations, filings or actions the failure of which to obtain or perform
4292	could not reasonably be expected to result in a Material Adverse Effect, (b) will not violate any applicable
4293	law or regulation or the charter, by-laws or other organizational documents of Holdings, the Parent
4294	Borrower or any of its Subsidiaries (including the Receivables Subsidiary) or any order of any
4295	Governmental Authority, (c) will not violate or result in a default under any indenture, agreement or other
4296	instrument binding upon Holdings, the Parent Borrower or any of its Subsidiaries (including the
4297	Receivables Subsidiary) or their assets, or give rise to a right thereunder to require any payment to be
4298	made by Holdings, the Parent Borrower or any of its Subsidiaries (including the Receivables Subsidiary),
4299	except for violations, defaults or the creation of such rights that could not reasonably be expected to result
4300	in a Material Adverse Effect, and (d) will not result in the creation or imposition of any Lien on any asset
4301	of Holdings, the Parent Borrower or any of its Subsidiaries (including the Receivables Subsidiary), except
4302	Liens created under the Loan Documents and Liens permitted by Section 6.02.

4303	SECTION 3.04 Financial Condition; No Material Adverse Change.

4304	(a) Holdings has heretofore furnished to the Lenders its consolidated balance sheet
4305	and statements of income, stockholders equity and cash flows (i) as of and for the fiscal year ended
4306	December 31, ~~2014~~2016, reported on by KPMG LLP, independent public accountants, and (ii) as of and
4307	for the fiscal ~~quarter~~quarters and the ~~portion~~portions of the fiscal year ended on March 31, ~~2015,~~2017 and
4308	June 30, 2017, in each case certified by its chief financial officer (it being understood that Holdings has
4309	furnished the foregoing to the Lenders by the filing with the Commission Holdings’ annual report on
4310	Form 10-K for the fiscal year ended December 31, ~~2014~~2016 and a quarterly report on Form 10-Q for the
4311	fiscal ~~quarter~~quarters ended March 31, ~~2015~~2017 and June 30, 2017). Such financial statements present
4312	fairly, in all material respects, the financial position and results of operations and cash flows of Holdings
4313	and its consolidated Subsidiaries as of such dates and for such periods in accordance with GAAP, subject
4314	to year-end audit adjustments and the absence of footnotes in the case of the statements referred to in
4315	clause (ii) above.

4316	(b) Except as disclosed in the financial statements referred to above or the notes
4317	thereto or in the Information Memorandum, except for the Disclosed Matters and except for liabilities
4318	arising as a result of the Transactions, after giving effect to the Transactions, none of Holdings, the Parent
4319	Borrower or the Subsidiaries (including the Receivables Subsidiary) has, as of the Restatement Date, any
4320	contingent liabilities that would be material to Holdings, the Parent Borrower and the Subsidiaries
4321	(including the Receivables Subsidiary), taken as a whole.

4322	(c) Since December 31, ~~2014~~2016, there has been no event, change or occurrence
4323	that, individually or in the aggregate, has had or could reasonably be expected to result in a Material
4324	Adverse Effect.

4325	SECTION 3.05 Properties.

4326	(a) Each of Holdings, the Parent Borrower and its Subsidiaries has good title to, or
4327	valid leasehold interests in, all its real and personal property material to its business (including its
4328	Mortgaged Properties), except for minor defects in title that do not interfere with its ability to conduct its
4329	business as currently conducted or to utilize such properties for their intended purposes.

4330	(b) Each of Holdings, the Parent Borrower and its Subsidiaries owns, or is licensed
4331	to use, all trademarks, tradenames, copyrights, patents and other intellectual property material to its
4332	business, and the use thereof by Holdings, the Parent Borrower and its Subsidiaries does not infringe
4333	upon the rights of any other Person, except for any such infringements that, individually or in the
4334	aggregate, could not reasonably be expected to result in a Material Adverse Effect.

4335	(c) Schedule 3.05 sets forth the address of each real property that is owned or leased
4336	by Holdings, the Parent Borrower or any of its Subsidiaries as of the Restatement Date after giving effect
4337	to the Transactions.

4338	(d) As of the Restatement Date, none of Holdings, the Parent Borrower or any of its
4339	Subsidiaries has received written notice of any pending or contemplated condemnation proceeding
4340	affecting any Mortgaged Property or any sale or disposition thereof in lieu of condemnation. Neither any
4341	Mortgaged Property nor any interest therein is subject to any right of first refusal, option or other
4342	contractual right to purchase such Mortgaged Property or interest therein.

4343	SECTION 3.06 Litigation and Environmental Matters.

4344	(a) There are no actions, suits or proceedings by or before any arbitrator or
4345	Governmental Authority pending against or, to the knowledge of Holdings or the Parent Borrower,
4346	threatened against or affecting Holdings, the Parent Borrower or any of its Subsidiaries (including the
4347	Receivables Subsidiary) (i) as to which there is a reasonable possibility of an adverse determination and
4348	that, if adversely determined, could reasonably be expected, individually or in the aggregate, to result in a
4349	Material Adverse Effect (other than the Disclosed Matters) or (ii) that involve any of the Loan Documents
4350	or the Transactions.

4351	(b) Except for the Disclosed Matters and except with respect to any other matters
4352	that, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse
4353	Effect, none of Holdings, the Parent Borrower or any of its Subsidiaries (including the Receivables
4354	Subsidiary) (i) has failed to comply with any Environmental Law or to obtain, maintain or comply with
4355	any permit, license or other approval required under any Environmental Law, (ii) has become subject to
4356	any Environmental Liability, (iii) has received notice of any claim with respect to any Environmental
4357	Liability or (iv) knows of any basis for any Environmental Liability.

4358	(c) Since the Restatement Date, there has been no change in the status of the
4359	Disclosed Matters that, individually or in the aggregate, has resulted in, or materially increased the
4360	likelihood of, a Material Adverse Effect.

4361	SECTION 3.07 Compliance with Laws and Agreements. Each of Holdings, the
4362	Parent Borrower and its Subsidiaries (including the Receivables Subsidiary) is in compliance with all
4363	laws, regulations and orders of any Governmental Authority applicable to it or its property and all
4364	indentures, agreements and other instruments binding upon it or its property, except where the failure to
4365	do so, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse
4366	Effect. No Default has occurred and is continuing.

4367	SECTION 3.08 Investment Company Status. None of Holdings, the Parent Borrower
4368	or any of its Subsidiaries (including the Receivables Subsidiary) is an “investment company” as defined
4369	in, or subject to regulation under, the Investment Company Act of 1940.

4370	SECTION 3.09 Taxes. Each of Holdings, the Parent Borrower and its Subsidiaries
4371	(including the Receivables Subsidiary) has timely filed or caused to be filed all Tax returns and reports
4372	required to have been filed and has paid or caused to be paid all Taxes required to have been paid by it,
4373	except (a) any Taxes that are being contested in good faith by appropriate proceedings and for which
4374	Holdings, the Parent Borrower or such Subsidiary (including the Receivables Subsidiaries), as applicable,
4375	has set aside on its books adequate reserves or (b) to the extent that the failure to do so could not
4376	reasonably be expected to result in a Material Adverse Effect.

4377	SECTION 3.10 ERISA. No ERISA Event has occurred or is reasonably expected to
4378	occur that, when taken together with all other such ERISA Events for which liability is reasonably
4379	expected to occur, could reasonably be expected to result in a Material Adverse Effect. As of the
4380	Restatement Date, the present value of all accumulated benefit obligations of all underfunded Plans
4381	(based on the assumptions used for purposes of the Financial Accounting Standards Board Accounting
4382	Standards Codification Topic No. 715-30) did not, as of the date of the most recent financial statements
4383	reflecting such amounts, exceed by more than $20,000,000 the fair market value of the assets of all such
4384	underfunded Plans.

4385	SECTION 3.11 Disclosure. Each of Holdings and the Parent Borrower has disclosed
4386	to the Lenders all agreements, instruments and corporate or other restrictions to which Holdings, the
4387	Parent Borrower or any of its Subsidiaries (including the Receivables Subsidiary) is subject, and all other
4388	matters known to any of them, that, individually or in the aggregate, could reasonably be expected to
4389	result in a Material Adverse Effect. Neither the Information Memorandum nor any of the other reports,
4390	financial statements, certificates or other information furnished by or on behalf of any Loan Party to the
4391	Administrative Agent or any Lender in connection with the negotiation of this Agreement or any other
4392	Loan Document or delivered hereunder or thereunder (as modified or supplemented by other information
4393	so furnished) contains any material misstatement of fact or omits to state any material fact necessary to
4394	make the statements therein, in the light of the circumstances under which they were made, not
4395	misleading; provided that, with respect to projected financial information, Holdings and the Parent
4396	Borrower represent only that such information was prepared in good faith based upon assumptions
4397	believed to be reasonable at the time such projections were prepared.

4398	SECTION 3.12 Subsidiaries. Holdings does not have any subsidiaries other than the
4399	Parent Borrower and the Parent Borrower’s Subsidiaries. Schedule 3.12 sets forth the name of, and the
4400	ownership interest of the Parent Borrower in, each Subsidiary of the Parent Borrower and identifies each
4401	Subsidiary that is a Subsidiary Loan Party, in each case as of the Restatement Date.

4402	SECTION 3.13 Insurance. Schedule 3.13 sets forth a description of all material
4403	insurance policies maintained by or on behalf of Holdings, the Parent Borrower and the Subsidiaries as of
4404	the Restatement Date. As of the Restatement Date, all premiums due in respect of such insurance have
4405	been paid.

4406	SECTION 3.14 Labor Matters. As of the Restatement Date, there are no strikes,
4407	lockouts or slowdowns against Holdings, the Parent Borrower or any Subsidiary pending or, to the
4408	knowledge of Holdings or the Parent Borrower, threatened that could reasonably be expected to have a
4409	Material Adverse Effect. All payments due from Holdings, the Parent Borrower or any Subsidiary, or for
4410	which any claim may be made against Holdings, the Parent Borrower or any Subsidiary, on account of

4411	wages and employee health and welfare insurance and other benefits, have been paid or accrued as a
4412	liability on the books of Holdings, the Parent Borrower or such Subsidiary except for those which,
4413	individually or in the aggregate, would not reasonably be expected to have a Material Adverse Effect.
4414	The consummation of the Transactions will not give rise to any right of termination or right of
4415	renegotiation on the part of any union under any collective bargaining agreement to which Holdings, the
4416	Parent Borrower or any Subsidiary is bound.

4417	SECTION 3.15 Solvency. Immediately after the consummation of the Transactions
4418	to occur on the Restatement Date and immediately following the making of each Loan made on the
4419	Restatement Date and after giving effect to the application of the proceeds of such Loans, (a) the fair
4420	value of the assets of each Loan Party, at a fair valuation, will exceed its debts and liabilities,
4421	subordinated, contingent or otherwise, (b) the present fair saleable value of the property of each Loan
4422	Party will be greater than the amount that will be required to pay the probable liability of its debts and
4423	other liabilities, subordinated, contingent or otherwise, as such debts and other liabilities become absolute
4424	and matured, (c) each Loan Party will be able to pay its debts and liabilities, subordinated, contingent or
4425	otherwise, as such debts and liabilities become absolute and matured and (d) the Loan Parties, on a
4426	consolidated basis, will not have unreasonably small capital with which to conduct the business in which
4427	it is engaged as such business is now conducted and is proposed to be conducted following the
4428	Restatement Date.

4429	SECTION 3.16 Senior Indebtedness. The Obligations constitute “Senior
4430	Indebtedness” under the terms of any Indebtedness that is subordinated in right of payment to the
4431	Obligations.

4432	SECTION 3.17 Security Documents.

4433	(a) The Pledge Agreement is effective to create in favor of the Collateral Agent, for
4434	the benefit of the Secured Parties, a legal, valid and enforceable security interest in the Collateral (as
4435	defined in the Pledge Agreement) and, when such Collateral is delivered to the Collateral Agent and for
4436	so long as the Collateral Agent remains in possession of such Collateral, the security interest created by
4437	the Pledge Agreement shall constitute a perfected first priority security interest in all right, title and
4438	interest of the pledgor thereunder in such Collateral, in each case prior and superior in right to any other
4439	Person.

4440	(b) The Security Agreement is effective to create in favor of the Collateral Agent, for
4441	the benefit of the Secured Parties, a legal, valid and enforceable security interest in the Collateral (as
4442	defined in the Security Agreement) and, when financing statements in appropriate form are filed in the
4443	offices specified on Schedule 6 to the Perfection Certificate, the security interest created by the Security
4444	Agreement shall constitute a perfected security interest in all right, title and interest of the grantors
4445	thereunder in such Collateral (other than the Intellectual Property (as defined in the Security Agreement)),
4446	in each case prior and superior in right to any other Person, other than with respect to Liens permitted by
4447	Section 6.02.

4448	(c) When the Security Agreement (or a summary thereof) is filed in the United
4449	States Patent and Trademark Office and the United States Copyright Office and the financing statements
4450	referred to in Section 3.17(b) above are appropriately filed, the security interest created by the Security
4451	Agreement shall constitute a perfected security interest in all right, title and interest of the grantors
4452	thereunder in the Intellectual Property (as defined in the Security Agreement) in which a security interest
4453	may be perfected by filing, recording or registering a security agreement, financing statement or
4454	analogous document in the United States Patent and Trademark Office or the United States Copyright

4455	Office, as applicable, in each case prior and superior in right to any other Person (it being understood that
4456	subsequent recordings in the United States Patent and Trademark Office and the United States Copyright
4457	Office and subsequent UCC filings may be necessary to perfect a lien on registered trademarks, trademark
4458	applications and copyrights acquired by the Loan Parties after the Closing Date), other than with respect
4459	to Liens permitted by Section 6.02.

4460	(d) Each Mortgage, upon execution and delivery thereof by the parties thereto, is
4461	effective to create, subject to the exceptions listed in each title insurance policy covering such Mortgage,
4462	in favor of the Collateral Agent, for the benefit of the Secured Parties, a legal, valid and enforceable Lien
4463	on all of the applicable mortgagor’s right, title and interest in and to the Mortgaged Properties thereunder
4464	and the proceeds thereof, and when the Mortgages are filed in the appropriate offices, the Lien created by
4465	each Mortgage shall constitute a perfected Lien on all right, title and interest of the applicable mortgagor
4466	in such Mortgaged Properties and the proceeds thereof, in each case prior and superior in right to any
4467	other Person, other than with respect to the rights of Persons pursuant to Liens permitted by Section 6.02.

4468	(e) Following the execution of any Foreign Security Document pursuant to Section
4469	4.03, each Foreign Security Document shall be effective to create in favor of the Collateral Agent, for the
4470	benefit of the Secured Parties, a legal, valid and enforceable security interest in the applicable collateral
4471	covered by such Foreign Security Document, and when the actions specified in such Foreign Security
4472	Document, if any, are completed, the security interest created by such Foreign Security Document shall
4473	constitute a perfected security interest in all right, title and interest of the grantors thereunder in such
4474	collateral to the full extent possible under the laws of the applicable foreign jurisdiction, in each case prior
4475	and superior in right to any other Person, other than with respect to Liens permitted by Section 6.02.

4476	SECTION 3.18 Federal Reserve Regulations.

4477	(a) None of Holdings, the Parent Borrower or any of the Subsidiaries (including the
4478	Receivables Subsidiary) is engaged principally, or as one of its important activities, in the business of
4479	extending credit for the purpose of buying or carrying Margin Stock.

4480	(b) No part of the proceeds of any Loan or any Letter of Credit will be used, whether
4481	directly or indirectly, and whether immediately, incidentally or ultimately, for any purpose that entails a
4482	violation of the provisions of the Regulations of the Board, including Regulation U or X.

4483	SECTION 3.19 Anti-Corruption Laws and Sanctions. The Parent Borrower has
4484	implemented and maintains in effect policies and procedures designed to ensure compliance by Holdings,
4485	the Parent Borrower, its Subsidiaries and their respective directors, officers, employees and agents with
4486	Anti-Corruption Laws and applicable Sanctions, and Holdings, the Parent Borrower, its Subsidiaries and
4487	their respective officers and ~~employees~~directors and to the knowledge of the Parent Borrower its
4488	~~directors~~employees and agents, are in compliance with Anti-Corruption Laws and applicable Sanctions in
4489	all material respects. None of (a) Holdings, the Parent Borrower, any Subsidiary or any of their
4490	respective directors, officers or employees, or (b) to the knowledge of the Parent Borrower, any agent of
4491	Holdings, the Parent Borrower or any Subsidiary that will act in any capacity in connection with or
4492	benefit from the credit facility established hereby, is a Sanctioned Person. No Borrowing or Letter of
4493	Credit, use of proceeds or other transaction contemplated by the Credit Agreement will violate Anti-
4494	Corruption Laws or applicable Sanctions.

4495	SECTION 3.20 EEA Financial Institutions. No Loan Party is an EEA Financial
4496	Institution.

4497	SECTION 3.21 Persons of Significant Control. In respect of any shares of a Person
4498	incorporated in England and Wales over which security or Collateral under the Security Documents is
4499	created, or purported to be created, pursuant to any Security Documents (the “Secured English Shares”):
4500	(a) no “warning notice” as defined in paragraph 1 of Schedule 1B of the Companies Act 2006 (a
4501	“Warning Notice”) and no “restrictions notice” as defined in paragraph 1 of Schedule 1B of the
4502	Companies Act 2006 (a “Restrictions Notice”) pursuant to Part 21A of the Companies Act 2006 has been
4503	issued to a Loan Party in respect of any Secured English Shares; and (b) each Loan Party has complied
4504	with any Warning Notices or Restrictions Notices pursuant to Part 21A of the Companies Act 2006 issued
4505	to it in respect of any Secured English Shares.

4506	ARTICLE IV
4507
4508	Conditions

4509	SECTION 4.01 Closing Date. Subject to the last sentence of this Section 4.01, the
4510	obligations of the Lenders to make Loans and of the Issuing Bank to issue Letters of Credit hereunder on
4511	the Closing Date shall not become effective and are subject to the satisfaction of the following conditions
4512	(it being understood and acknowledged that the Closing Date occurred on October 16, 2013 and that
4513	capitalized terms and Section references used in this Section 4.01 shall be used with the meanings
4514	assigned thereto in the ~~Existing~~Original Credit Agreement):

4515	(a) The Administrative Agent (or its counsel) shall have received from each party
4516	hereto either (i) a counterpart of this Agreement signed on behalf of such party or (ii) written
4517	evidence satisfactory to the Administrative Agent (which may include facsimile or other
4518	electronic transmission of a signed signature page of this Agreement) that such party has signed a
4519	counterpart of this Agreement.

4520	(b) The Agents shall have received a favorable written opinion (addressed to the
4521	Administrative Agent and the Lenders and dated the Closing Date) of each of (i) Cahill Gordon &
4522	Reindel LLP, (ii) McDonald Hopkins LLC, (iii) Barnes & Thornburg LLP, and (iv) Jones & Day
4523	in each case in form and substance reasonably satisfactory to the Administrative Agent. Each of
4524	Holdings and the Parent Borrower hereby requests such counsel to deliver such opinions.

4525	(c) The Administrative Agent shall have received such documents and certificates as
4526	the Administrative Agent or its counsel may reasonably request relating to the organization,
4527	existence and good standing of each Loan Party, the authorization of the Transactions and any
4528	other legal matters relating to the Loan Parties, the Loan Documents or the Transactions, all in
4529	form and substance satisfactory to the Administrative Agent and its counsel.

4530	(d) The Administrative Agent shall have received a certificate, dated the Closing
4531	Date and signed by the President, a Vice President or a Financial Officer of Holdings and the
4532	Parent Borrower, confirming compliance with the conditions set forth in paragraphs (a) and (b) of
4533	Section 4.02.

4534	(e) The Administrative Agent shall have received all fees and other amounts due and
4535	payable on or prior to the Closing Date, including, to the extent invoiced, reimbursement or
4536	payment of all out-of-pocket expenses (including fees, charges and disbursements of counsel)
4537	required to be reimbursed or paid by any Loan Party hereunder or under any Loan Document.

4538	(f) The Collateral and Guarantee Requirement shall have been satisfied and the
4539	Administrative Agent shall have received a completed Perfection Certificate dated the Closing

4540	Date and signed by an executive officer or Financial Officer of the Parent Borrower, together
4541	with all attachments contemplated thereby, including the results of a search of the Uniform
4542	Commercial Code (or equivalent) filings made with respect to the Loan Parties in the jurisdictions
4543	contemplated by the Perfection Certificate and copies of the financing statements (or similar
4544	documents) disclosed by such search and evidence reasonably satisfactory to the Administrative
4545	Agent that the Liens indicated by such financing statements (or similar documents) are permitted
4546	by Section 6.02 or have been released or will be released pursuant to UCC-3 financing statements
4547	or other release documentation delivered to the Collateral Agent.

4548	(g) The Administrative Agent shall have received evidence that the insurance
4549	required by Section 5.07 and the Security Documents is in effect, together with endorsements
4550	naming the Collateral Agent, for the benefit of the Secured Parties, as additional insured and loss
4551	payee thereunder, to the extent required by Section 5.07.

4552	(h) The Transactions shall have been consummated or shall be consummated
4553	substantially simultaneously with the initial funding of the Tranche A Term Loans on the Closing
4554	Date in accordance with applicable law and all other related documentation in all material
4555	respects (without giving effect to any amendments not approved by the Administrative Agent),
4556	and after giving effect to the Transactions and the other transactions contemplated hereby, none
4557	of Holdings, the Parent Borrower or any of the Subsidiaries shall have outstanding any shares of
4558	preferred stock or any Indebtedness to a Person other than the Parent Borrower or any Subsidiary,
4559	other than (i) Indebtedness incurred under the Loan Documents and (ii) Indebtedness incurred
4560	and outstanding as of the Closing Date in compliance with Section 6.01 of this Agreement. The
4561	Liens securing the obligations under the Existing Credit Agreement shall have been released or
4562	shall be released substantially simultaneously with the initial funding of the Tranche A Term
4563	Loans on the Closing Date. Each Lender party hereto that is also a “Lender” under the Existing
4564	Credit Agreement hereby waives the requirement for advance notice of termination of
4565	“Commitments” under the Existing Credit Agreement and prepayment of any “Loans”
4566	outstanding thereunder; provided such notice of termination and prepayment is delivered on the
4567	Closing Date of this Agreement.

4568	(i) The Lenders shall have received the financial statements referred to in Section
4569	3.04(a).

4570	(j) The Administrative Agent shall have received a certificate, in form and substance
4571	reasonably satisfactory to the Administrative Agent, dated the Closing Date and signed by the
4572	chief financial officer of each of Holdings and the Parent Borrower, certifying that Holdings and
4573	its Subsidiaries, on a consolidated basis after giving effect to the Transactions, are solvent.

4574	(k) The Administrative Agent and the Lenders shall have received all documentation
4575	and other information required by bank regulatory authorities under applicable “know your
4576	customer” and anti-money laundering rules and regulations, including the PATRIOT Act.

4577	The Administrative Agent shall notify the Parent Borrower and the Lenders of the Closing Date, and such
4578	notice shall be conclusive and binding. Notwithstanding the foregoing, the obligations of the Lenders to
4579	make Loans and of the Issuing Bank to issue Letters of Credit hereunder shall not become effective unless
4580	each of the foregoing conditions is satisfied (or waived pursuant to Section 10.02) at or prior to 5:00 p.m.,
4581	New York City time, on October 16, 2013 (and, in the event such conditions are not so satisfied or
4582	waived, the Commitments shall terminate at such time).

4583	SECTION 4.02 Each Credit Event. The obligation of each Lender to make a Loan on
4584	the occasion of any Borrowing (other than (i) any Revolving Loan made pursuant to Section 2.04(d) or
4585	Section 2.05(d) and (ii) any continuation or conversion of a Borrowing pursuant to the terms hereof that
4586	does not result in the increase of the aggregate principal amount of the Borrowings then outstanding), and
4587	of the Issuing Bank to issue, amend, renew or extend any Letter of Credit, is subject to receipt of the
4588	request therefor in accordance herewith and to the satisfaction of the following conditions:

4589	(a) The representations and warranties of each Loan Party set forth in the Loan
4590	Documents shall be true and correct on and as of the date of such Borrowing or the date of
4591	issuance, amendment, renewal or extension of such Letter of Credit, as applicable.

4592	(b) At the time of and immediately after giving effect to such Borrowing or the
4593	issuance, amendment, renewal or extension of such Letter of Credit, as applicable, no Default
4594	shall have occurred and be continuing.

4595	Each Borrowing and each issuance, amendment, renewal or extension of a Letter of
4596	Credit shall be deemed to constitute a representation and warranty by Holdings and the Parent Borrower
4597	on the date thereof as to the matters specified in paragraphs (a) and (b) of this Section.

4598	SECTION 4.03 Credit Events Relating to Foreign Subsidiary Borrowers. The
4599	obligation of each Lender to make Loans to any Foreign Subsidiary Borrower, and of the Issuing Bank to
4600	issue, amend, renew or extend any Letter of Credit to any Foreign Subsidiary Borrower, is subject to the
4601	satisfaction of the following conditions:

4602	(a) With respect to the earlier to occur of the initial Loan made to or the initial Letter
4603	of Credit issued for the account of such Foreign Subsidiary Borrower:

4604	(i) the Administrative Agent (or its counsel) shall have received such
4605	Foreign Subsidiary Borrower’s Foreign Subsidiary Borrowing Agreement duly executed
4606	and delivered by all parties thereto;

4607	(ii) the Administrative Agent shall have received such documents (including
4608	legal opinions) and certificates as the Administrative Agent or its counsel may reasonably
4609	request relating to the formation, existence and good standing of such Foreign Subsidiary
4610	Borrower, the authorization of the transactions contemplated hereby relating to such
4611	Foreign Subsidiary Borrower and any other legal matters relating to such Foreign
4612	Subsidiary Borrower or its Foreign Subsidiary Borrowing Agreement, all in form and
4613	substance satisfactory to the Administrative Agent and its counsel; and

4614	(iii) the Administrative Agent and the Lenders shall have received all
4615	documentation and other information relating to such Foreign Subsidiary Borrower
4616	required by bank regulatory authorities under applicable “know your customer” and anti-
4617	money laundering rules and regulations, including the PATRIOT Act, in all cases
4618	reasonably satisfactory to the Administrative Agent and the Lenders.

4619	SECTION 4.04 Conditions to the Restatement Date. The obligations of the Lenders
4620	to make Loans and of the Issuing Bank to issue Letters of Credit hereunder on the Restatement Date are
4621	subject to, and shall not become effective until, the satisfaction of the following conditions:

4622	(a) The Administrative Agent (or its counsel) shall have received (i) counterparts of
4623	(or written evidence satisfactory to the Administrative Agent (which may include facsimile or

4624	other electronic transmission of a signed signature page) that such party has signed a counterpart
4625	of) the Replacement Revolving Facility Amendment, executed by the Parent Borrower, each
4626	Foreign Subsidiary Borrower, each other Loan Party, the Administrative Agent, the Fronting
4627	Lender, each Issuing Bank, each Swingline Lender~~,~~ and Persons with aggregate Revolving
4628	Commitments of $~~500,000,000 and Persons committing therein to make or continue an aggregate~~
4629	~~principal amount of Term Loans equal to $275,000,000~~300,000,000 and (ii) reasonably
4630	satisfactory evidence that (A) all Existing Term Loans shall have been paid in full or will be paid
4631	in full substantially simultaneously with the effectiveness of this Agreement~~, or replaced with~~
4632	~~Term Loans hereunder~~ and (B) all Existing Revolving Commitments and Existing Revolving
4633	Loans shall be replaced with Revolving Commitments or Revolving Loans, as applicable,
4634	hereunder or otherwise terminated or repaid, as applicable (and in each case all accrued interest
4635	on the Existing Term Loans, Existing Revolving Loans and Existing Revolving Commitments
4636	and other amounts (including fees) outstanding in respect thereof shall have been paid in full).

4637	(b) The Administrative Agent shall have received a favorable written opinion
4638	(addressed to the Administrative Agent and the Lenders and dated the Restatement Date) of each
4639	of (i) Cahill Gordon & Reindel LLP, (ii) Barnes & Thornburg LLP ~~and~~, (iii) Jones Day and (iv)
4640	Eversheds Sutherland LLP, in each case in form and substance reasonably satisfactory to the
4641	Administrative Agent. Each of Holdings and the Parent Borrower hereby requests such counsel
4642	to deliver such opinions.

4643	(c) The Administrative Agent shall have received such documents and certificates as
4644	the Administrative Agent or its counsel may reasonably request relating to the organization,
4645	existence and good standing of the Parent Borrower and each Foreign Subsidiary Borrower, the
4646	authorization of the Transactions and any other legal matters relating to the Parent Borrower, the
4647	Foreign Subsidiary Borrowers, the Loan Documents or the Transactions, all in form and
4648	substance satisfactory to the Administrative Agent and its counsel.

4649	(d) The Administrative Agent shall have received a certificate, dated the Restatement
4650	Date and signed by the President, a Vice President or a Financial Officer of Holdings and the
4651	Parent Borrower, confirming compliance with the conditions set forth in paragraphs (a) and (b) of
4652	Section 4.02.

4653	(e) The Administrative Agent shall have received all fees and other amounts due and
4654	payable on or prior to the Restatement Date, including, to the extent invoiced, reimbursement or
4655	payment of all out-of-pocket expenses (including fees, charges and disbursements of counsel)
4656	required to be reimbursed or paid by any Loan Party hereunder or under any Loan Document (and
4657	for the avoidance of doubt, including all interest, fees, expenses and other amounts due under the
4658	Existing Credit Agreement).

4659	(f) ~~(i)~~ The Collateral and Guarantee Requirement shall have been satisfied as of the
4660	Restatement Date~~, (ii) with respect to each Mortgage encumbering each Mortgaged Property~~
4661	~~owned or leased by any Loan Party as of the Restatement Date, the Parent Borrower shall have~~
4662	~~delivered to the Administrative Agent (A) an amendment thereof (each, a “Mortgage~~
4663	~~Amendment”), setting forth such changes as are reasonably necessary to reflect that the lien~~
4664	~~securing the Obligations on the Restatement Date encumbers such Mortgaged Property and to~~
4665	~~further grant, preserve, protect and perfect the validity and priority of the security interest created~~
4666	~~thereby created and perfected, (B) a datedown/modification endorsement with respect to each~~
4667	~~policy of title insurance insuring the interest of the mortgagee with respect to each such Mortgage~~
4668	~~and (C) an opinion of local counsel as to the recordability of the applicable Mortgage~~

4669	~~Amendment and enforceability under the applicable local law of the applicable Mortgage, as~~
4670	~~modified by the applicable Mortgage Amendment, and such other matters as may be reasonably~~
4671	~~requested by the Administrative Agent, each of the foregoing reasonably satisfactory to the~~
4672	~~Administrative Agent; provided that if, notwithstanding the use by the Loan Parties of~~
4673	~~commercially reasonable efforts to satisfy the requirement set forth in this Section 4.04(f)(ii),~~
4674	~~such requirement is not satisfied as of the Restatement Date, the satisfaction of such requirement~~
4675	~~shall not be a condition to the obligations of the Lenders to make Loans and of the Issuing Bank~~
4676	~~to issue Letters of Credit hereunder on the Restatement Date (but shall be required to be satisfied~~
4677	~~in accordance with Section 5.14) and (iii) with respect to each Mortgaged Property as of the~~
4678	~~Restatement Date that is located in a special flood hazard area, to the extent required by~~
4679	~~Regulation H of the Board, the Parent Borrower shall have delivered to the Administrative Agent~~
4680	~~(A) a policy of flood insurance that (1) covers any parcel of improved real property that is~~
4681	~~encumbered by such Mortgage and is located in a special flood hazard area, (2) is written in an~~
4682	~~amount that is reasonably satisfactory to the Administrative Agent and (3) has a term ending not~~
4683	~~later than the maturity of the Indebtedness secured by such Mortgage and (B) confirmation that~~
4684	~~the Parent Borrower has received the notice required pursuant to Section 208.25(i) of Regulation~~
4685	~~H of the Board.~~.

4686	(g) The Lenders shall have received the financial statements referred to in Section
4687	3.04(a).

4688	~~(h) The Cequent Spin-off shall be consummated substantially simultaneously with~~
4689	~~proceeds of the Restatement Date Dividend being applied to repay Existing Term Loans and~~
4690	~~Existing Revolving Loans.~~

4691	The Administrative Agent shall notify the Parent Borrower and the Lenders of the
4692	Restatement Date, and such notice shall be conclusive and binding.

4693	ARTICLE V
4694
4695	Affirmative Covenants

4696	Until the Commitments have expired or been terminated and the principal of and interest
4697	on each Loan and all fees payable hereunder shall have been paid in full and all Letters of Credit shall
4698	have expired or terminated and all LC Disbursements shall have been reimbursed, each of Holdings, the
4699	Parent Borrower~~, each Subsidiary Term Borrower (as to itself only)~~ and each Foreign Subsidiary
4700	Borrower (as to itself only) covenants and agrees with the Lenders that:

4701	SECTION 5.01 Financial Statements and Other Information. Holdings or the Parent
4702	Borrower will furnish to the Administrative Agent and each Lender:

4703	(a) within 90 days after the end of each fiscal year of Holdings, its audited
4704	consolidated balance sheet and related statements of operations, stockholders’ equity and cash
4705	flows as of the end of and for such year, setting forth in each case in comparative form the figures
4706	for the previous fiscal year, all reported on by Deloitte & Touche LLP or other independent
4707	public accountants of recognized national standing (without a “going concern” or like
4708	qualification or exception (except for any such qualification or exception resulting from any
4709	current maturity of Loans hereunder) and without any qualification or exception as to the scope of
4710	such audit) to the effect that such consolidated financial statements present fairly in all material
4711	respects the financial condition and results of operations of Holdings and its consolidated
4712	subsidiaries on a consolidated basis in accordance with GAAP consistently applied (it being

4713	understood that the obligation to furnish the foregoing to the Administrative Agent and the
4714	Lenders shall be deemed to be satisfied in respect of any fiscal year of Holdings by the filing of
4715	Holdings’ annual report on Form 10-K for such fiscal year with the Commission to the extent the
4716	foregoing are included therein);

4717	(b) within 45 days after the end of each of the first three fiscal quarters of each fiscal
4718	year of Holdings, its consolidated balance sheet and related statements of operations,
4719	stockholders’ equity and cash flows as of the end of and for such fiscal quarter and the then
4720	elapsed portion of the fiscal year, setting forth in each case in comparative form the figures for
4721	the corresponding period or periods of (or, in the case of the balance sheet, as of the end of) the
4722	previous fiscal year, all certified by one of its Financial Officers as presenting fairly in all
4723	material respects the financial condition and results of operations of Holdings and its consolidated
4724	subsidiaries on a consolidated basis in accordance with GAAP consistently applied, subject to
4725	normal year-end audit adjustments and the absence of footnotes (it being understood that the
4726	obligation to furnish the foregoing to the Administrative Agent and the Lenders shall be deemed
4727	to be satisfied in respect of any fiscal quarter of Holdings by the filing of Holdings’ quarterly
4728	report on Form 10-Q for such fiscal quarter with the Commission to the extent the foregoing are
4729	included therein);

4730	(c) within 90 days after the end of each fiscal year of Holdings (but in any event no
4731	later than two Business Days after any delivery of financial statements under clause (a) above), or
4732	within 45 days after the end of each of the first three fiscal quarters of each fiscal year of
4733	Holdings (but in any event no later than two Business Days after any delivery of financial
4734	statements under clause (b) above), a certificate of a Financial Officer of Holdings or the Parent
4735	Borrower (i) certifying as to whether a Default has occurred and, if a Default has occurred,
4736	specifying the details thereof and any action taken or proposed to be taken with respect thereto,
4737	(ii) setting forth reasonably detailed calculations demonstrating compliance with Sections 6.12
4738	and 6.13, (iii) stating whether any change in GAAP or in the application thereof has occurred
4739	since the date of Holdings’ audited financial statements referred to in Section 3.04 and, if any
4740	such change has occurred, specifying the effect of such change on the financial statements
4741	accompanying such certificate and (iv) identifying all Subsidiaries existing on the date of such
4742	certificate and indicating, for each such Subsidiary, whether such Subsidiary is a Domestic
4743	Subsidiary (and if so, whether such Subsidiary is a Subsidiary Loan Party) or a Foreign
4744	Subsidiary and whether such Subsidiary was formed or acquired since the end of the previous
4745	fiscal quarter;

4746	(d) within 90 days after the end of each fiscal year of Holdings, (i) a certificate of the
4747	accounting firm that reported on such financial statements stating whether they obtained
4748	knowledge during the course of their examination of such financial statements of any Default
4749	(which certificate may be limited to the extent required by accounting rules or guidelines) and (ii)
4750	a certificate of a Financial Officer of Holdings or the Parent Borrower (A) identifying any parcels
4751	of real property or improvements thereto with a value exceeding $~~2,000,000~~5,000,000 that have
4752	been acquired by any Loan Party since the end of the previous fiscal year, (B) identifying any
4753	changes of the type described in Section 5.03(a) that have not been previously reported by the
4754	Parent Borrower, (C) identifying any Permitted Acquisitions that have been consummated since
4755	the end of the previous fiscal year, including the date on which each such Permitted Acquisition
4756	was consummated and the consideration therefor, and (D) identifying any Intellectual Property
4757	(as defined in the Security Agreement) with respect to which a notice is required to be delivered
4758	under the Security Agreement and has not been previously delivered ~~and (E) identifying any~~
4759	~~Prepayment Events that have occurred since the end of the previous fiscal year and setting forth a~~

4760	~~reasonably detailed calculation of the Net Proceeds received from Prepayment Events since the~~
4761	~~end of such previous fiscal year;~~;

4762	(e) no later than February 15 of each fiscal year of Holdings (commencing with the
4763	fiscal year ending December 31, 2013), a detailed consolidated budget for such fiscal year
4764	(including a projected consolidated balance sheet and related statements of projected operations
4765	and cash flow as of the end of and for such fiscal year and setting forth the assumptions used for
4766	purposes of preparing such budget) and, promptly when available, any material revisions of such
4767	budget that have been approved by senior management of Holdings;

4768	(f) promptly after the same become publicly available, copies of all periodic and
4769	other reports, proxy statements and other materials filed by Holdings, the Parent Borrower or any
4770	Subsidiary with the Commission or with any national securities exchange, as the case may be (it
4771	being understood that the obligation to furnish the foregoing to the Administrative Agent and the
4772	Lenders shall be deemed to be satisfied to the extent the foregoing are filed with the
4773	Commission); ~~and~~

4774	(g) no later than five business days prior to any proposed utilization of the Available
4775	Amount, a certificate of a Financial Officer of Holdings or the Parent Borrower setting forth a
4776	reasonably detailed calculations of the Available Amount as of the date of the proposed
4777	utilization (prior to giving effect thereto); and

4778	(~~g~~h) promptly following any request therefor, such other information regarding the
4779	operations, business affairs and financial condition of Holdings, the Parent Borrower or any
4780	Subsidiary, or compliance with the terms of any Loan Document, as the Administrative Agent or
4781	any Lender may reasonably request.

4782	SECTION 5.02 Notices of Material Events. Holdings and the Parent Borrower will
4783	furnish to the Administrative Agent and each Lender prompt written notice of the following:

4784	(a) the occurrence of any Default;

4785	(b) the filing or commencement of any action, suit or proceeding by or before any
4786	arbitrator or Governmental Authority against or affecting Holdings, the Parent Borrower or any
4787	Subsidiary thereof that, if adversely determined, could reasonably be expected to result in a
4788	Material Adverse Effect;

4789	(c) the occurrence of any ERISA Event that, alone or together with any other ERISA
4790	Events that have occurred, could reasonably be expected to result in liability of Holdings, the
4791	Parent Borrower and its Subsidiaries in an aggregate amount exceeding $15,000,000; and

4792	(d) any other development that results in, or could reasonably be expected to result
4793	in, a Material Adverse Effect.

4794	Each notice delivered under this Section shall be accompanied by a statement of a Financial Officer or
4795	other executive officer of the Parent Borrower setting forth the details of the event or development
4796	requiring such notice and any action taken or proposed to be taken with respect thereto.

4797	SECTION 5.03 Information Regarding Collateral.

4798	(a) The Parent Borrower will furnish to the Administrative Agent prompt written
4799	notice of any change (i) in any Loan Party’s legal name or in any trade name used to identify it in the
4800	conduct of its business or in the ownership of its properties, (ii) in the location of any Loan Party’s chief
4801	executive office, its principal place of business, any office in which it maintains books or records relating
4802	to Collateral owned by it or any office or facility at which Collateral owned by it is located (including the
4803	establishment of any such new office or facility), (iii) in any Loan Party’s identity or structure, (iv) in any
4804	Loan Party’s jurisdiction of organization or (v) in any Loan Party’s Federal Taxpayer Identification
4805	Number. The Parent Borrower agrees not to effect or permit any change referred to in the preceding
4806	sentence unless written notice has been delivered to the Collateral Agent, together with all applicable
4807	information to enable the Administrative Agent to make all filings under the Uniform Commercial Code
4808	or otherwise that are required in order for the Collateral Agent (on behalf of the Secured Parties) to
4809	continue at all times following such change to have a valid, legal and perfected security interest in all the
4810	Collateral.

4811	(b) Each year, within 90 days after the end of each fiscal year of Holdings, Holdings
4812	(on behalf of itself and the other Loan Parties) shall deliver to the Administrative Agent a certificate of a
4813	Financial Officer of Holdings (i) setting forth the information required pursuant to the Perfection
4814	Certificate or confirming that there has been no change in such information since the date of the
4815	Perfection Certificate delivered on the Closing Date or the date of the most recent certificate delivered
4816	pursuant to this Section and (ii) certifying that all Uniform Commercial Code financing statements
4817	(including fixture filings, as applicable) or other appropriate filings, recordings or registrations, including
4818	all refilings, rerecordings and reregistrations, containing a description of the Collateral have been filed of
4819	record in each governmental, municipal or other appropriate office in each jurisdiction identified pursuant
4820	to clause (i) above to the extent necessary to protect and perfect the security interests under the Security
4821	Documents for a period of not less than 18 months after the date of such certificate (except as noted
4822	therein with respect to any continuation statements to be filed within such period).

4823	SECTION 5.04 Existence; Conduct of Business.

4824	(a) Each of Holdings, the Parent Borrower and the Foreign Subsidiary Borrowers
4825	will, and will cause each of the Subsidiaries to, do or cause to be done all things necessary to preserve,
4826	renew and keep in full force and effect its legal existence and the rights, licenses, permits, privileges,
4827	franchises, patents, copyrights, trademarks and trade names the loss of which would have a Material
4828	Adverse Effect; provided that the foregoing shall not prohibit any merger, consolidation, liquidation or
4829	dissolution permitted under Section 6.03 or disposition permitted under Section 6.05.

4830	(b) Holdings and the Parent Borrower will cause all the Equity Interests of the
4831	~~Subsidiary Term Borrowers and the~~ Foreign Subsidiary Borrowers to be owned, directly or indirectly, by
4832	the Parent Borrower or any Subsidiary~~, and the Subsidiary Term Borrowers shall at all times remain a~~
4833	~~guarantor under the Guarantee Agreement~~.

4834	SECTION 5.05 Payment of Obligations. Each of Holdings, the Parent Borrower~~, the~~
4835	~~Subsidiary Term Borrowers~~ and the Foreign Subsidiary Borrowers will, and will cause each of the
4836	Subsidiaries (including the Receivables Subsidiary) to, pay its Indebtedness and other obligations,
4837	including Tax liabilities, before the same shall become delinquent or in default, except (a) those being
4838	contested in good faith by appropriate proceedings and for which Holdings, the Parent ~~Borrower, a~~
4839	~~Subsidiary Term~~ Borrower, or a Foreign Subsidiary Borrower or such Subsidiary, as applicable, has set
4840	aside on its books adequate reserves with respect thereto in accordance with GAAP, or (b) to the extent
4841	the failure to make payment could not reasonably be expected to result in a Material Adverse Effect;
4842	provided that no amounts received from any Loan Party shall be applied to Excluded Swap Obligations of
4843	such Loan Party.

4844	SECTION 5.06 Maintenance of Properties. Each of Holdings, the Parent Borrower~~,~~
4845	~~the Subsidiary Term Borrowers~~ and the Foreign Subsidiary Borrowers will, and will cause each of the
4846	Subsidiaries to, keep and maintain all property material to the conduct of their business, taken as a whole,
4847	in good working order and condition, ordinary wear and tear excepted; provided that the foregoing shall
4848	not prohibit any merger, consolidation, liquidation or dissolution permitted under Section 6.03 or
4849	disposition permitted under Section 6.05.

4850	SECTION 5.07 Insurance. Each of Holdings, the Parent Borrower~~, the Subsidiary~~
4851	~~Term Borrowers~~ and the Foreign Subsidiary Borrowers will, and will cause each of the Subsidiaries to,
4852	maintain insurance in such amounts (with no greater risk retention) and against such risks as are
4853	customarily maintained by companies of established repute engaged in the same or similar businesses
4854	operating in the same or similar locations, except where the failure to do so could not reasonably be
4855	expected to result in a Material Adverse Effect. Such insurance shall be maintained with financially
4856	sound and reputable insurance companies, except that a portion of such insurance program (not to exceed
4857	that which is customary in the case of companies engaged in the same or similar business or having
4858	similar properties similarly situated) may be effected through self-insurance; provided adequate reserves
4859	therefor, in accordance with GAAP, are maintained. In addition, each of Holdings, the Parent Borrower~~,~~
4860	~~the Subsidiary Term Borrowers~~ and the Foreign Subsidiary Borrowers will, and will cause each of its
4861	Subsidiaries to, maintain all insurance required to be maintained pursuant to the Security Documents.
4862	With respect to each Mortgaged Property that is located in an area determined by the Federal Emergency
4863	Management Agency to have special flood hazards, the applicable Loan Party will maintain, with
4864	financially sound and reputable insurance companies, such flood insurance as is required under applicable
4865	law, including ~~Regulation H of~~ the ~~Board~~Flood Laws. The Parent Borrower will furnish to the Lenders,
4866	upon request of the Administrative Agent, information in reasonable detail as to the insurance so
4867	maintained. All insurance policies or certificates (or certified copies thereof) with respect to such
4868	insurance shall be endorsed to the Collateral Agent’s reasonable satisfaction for the benefit of the Lenders
4869	(including, without limitation, by naming the Collateral Agent as loss payee or additional insured, as
4870	appropriate).

4871	SECTION 5.08 Casualty and Condemnation. The Parent Borrower ~~(a)~~ will furnish to
4872	the Administrative Agent and the Lenders prompt written notice of casualty or other insured damage to
4873	any material portion of any Collateral having a book value or fair market value of $1,000,000 or more or
4874	the commencement of any action or proceeding for the taking of any Collateral having a book value or
4875	fair market value of $1,000,000 or more or any part thereof or interest therein under power of eminent
4876	domain or by condemnation or similar proceeding ~~and (b) will ensure that the Net Proceeds of any such~~
4877	~~event (whether in the form of insurance proceeds, condemnation awards or otherwise) are collected and~~
4878	~~applied in accordance with the applicable provisions of this Agreement and the Security Documents.~~.

4879	SECTION 5.09 Books and Records; Inspection and Audit Rights. Each of Holdings,
4880	the Parent Borrower, the ~~Subsidiary Term Borrowers~~ and the Foreign Subsidiary Borrowers will, and will
4881	cause each of the Subsidiaries to, keep proper books of record and account in which full, true and correct
4882	entries are made of all dealings and transactions in relation to its business and activities. Each of
4883	Holdings, the Parent Borrower~~, the Subsidiary Term Borrowers~~ and the Foreign Subsidiary Borrowers
4884	will, and will cause each of the Subsidiaries to, permit any representatives designated by the
4885	Administrative Agent or any Lender, upon reasonable prior notice, to visit and inspect its properties, to
4886	examine and make extracts from its books and records, and to discuss its affairs, finances and condition
4887	with its officers and independent accountants, all at such reasonable times and as often as reasonably
4888	requested.

4889	SECTION 5.10 Compliance with Laws. Each of Holdings, the Parent Borrower~~, the~~
4890	~~Subsidiary Term Borrowers~~ and the Foreign Subsidiary Borrowers will, and will cause each of the
4891	Subsidiaries to, comply with all laws, rules, regulations and orders of any Governmental Authority
4892	applicable to it or its property, except where the failure to do so, individually or in the aggregate, could
4893	not reasonably be expected to result in a Material Adverse Effect. The Parent Borrower will maintain in
4894	effect and enforce policies and procedures designed to ensure compliance by Holdings, the Parent
4895	Borrower, its Subsidiaries and their respective directors, officers, employees and agents with Anti-
4896	Corruption Laws and applicable Sanctions. Each Loan Party shall (and Holdings will ensure that each
4897	Subsidiary shall) (a) comply with any notice served on it pursuant to Part 21A of the Companies Act 2006
4898	with respect to any Secured English Shares within the timeframe specified in the notice, and promptly
4899	provide the Collateral Agent with a copy of any such notice, and (b) procure that neither it nor any of its
4900	subsidiaries shall issue a Warning Notice or Restrictions Notice with respect to Secured English Shares
4901	unless it is required by law to do so.

4902	SECTION 5.11 Use of Proceeds and Letters of Credit~~. The Parent Borrower and the~~
4903	~~Subsidiary Term Borrowers will use the proceeds of the Term Loans on the Restatement Date solely to~~
4904	~~consummate the Transactions~~. The proceeds of the Revolving Loans and Swingline Loans will be used
4905	only for general corporate purposes and, to the extent permitted by Section 6.01(a)(i), Permitted
4906	Acquisitions. Letters of Credit will be available only for general corporate purposes. No part of the
4907	proceeds of any Loan will be used, whether directly or indirectly, for any purpose that entails a violation
4908	of any of the Regulations of the Board, including Regulations T, U and X.

4909	SECTION 5.12 Additional Subsidiaries. If any additional Subsidiary is formed or
4910	acquired after the Restatement Date, the Parent Borrower will, within five Business Days after such
4911	Subsidiary is formed or acquired, notify the Administrative Agent and the Lenders thereof and, within 30
4912	days (or such longer period as may be agreed to by the Administrative Agent) after such Subsidiary is
4913	formed or acquired, cause the Collateral and Guarantee Requirement and the Foreign Security Collateral
4914	and Guarantee Requirement to be satisfied with respect to such Subsidiary, including with respect to any
4915	Equity Interest in or Indebtedness of such Subsidiary owned by or on behalf of any Loan Party.

4916	SECTION 5.13 Further Assurances.

4917	(a) Each of Holdings, the Parent Borrower~~, the Subsidiary Term Borrowers~~ and the
4918	Foreign Subsidiary Borrowers will, and will cause each Subsidiary Loan Party to, execute any and all
4919	further documents, financing statements, agreements and instruments, and take all such further actions
4920	(including the filing and recording of financing statements, fixture filings, mortgages, deeds of trust,
4921	landlord waivers and other documents), which may be required under any applicable law, or which the
4922	Administrative Agent or the Required Lenders may reasonably request, to cause the Collateral and
4923	Guarantee Requirement and the Foreign Security Collateral and Guarantee Requirement to be and remain
4924	satisfied, all at the expense of the Loan Parties. Holdings, the Parent Borrower~~, the Subsidiary Term~~
4925	~~Borrowers~~ and the Foreign Subsidiary Borrowers also agree to provide to the Administrative Agent, from
4926	time to time upon request, evidence reasonably satisfactory to the Administrative Agent as to the
4927	perfection and priority of the Liens created or intended to be created by the Security Documents.

4928	(b) If any assets (including any real property or improvements thereto or any interest
4929	therein) having a book value or fair market value of $~~5,000,000~~10,000,000 or more in the aggregate are
4930	acquired by the Parent Borrower or any Subsidiary Loan Party after the Restatement Date or through the

4931	acquisition of a Subsidiary Loan Party under Section 5.12 (other than, in each case, assets constituting
4932	Collateral under the Security Agreement or the Pledge Agreement that become subject to the Lien of the
4933	Security Agreement or the Pledge Agreement upon acquisition thereof), the Parent Borrower or, if
4934	applicable, the relevant Subsidiary Loan Party will notify the Administrative Agent and the Lenders
4935	thereof, and, if reasonably requested by the Administrative Agent or the Required Lenders, the Parent
4936	Borrower will cause such assets to be subjected to a Lien securing the Obligations and will take, and
4937	cause the Subsidiary Loan Parties to take, such actions as shall be necessary or reasonably requested by
4938	the Administrative Agent to grant and perfect such Liens, including actions described in paragraph (a) of
4939	this Section, all at the expense of the Loan Parties. Notwithstanding the foregoing, the Administrative
4940	Agent shall not enter into any Mortgage in respect of any real property acquired by the Parent Borrower
4941	or any other Loan Party after the Restatement Date until the date that is 45 days after the Administrative
4942	Agent has delivered to the Lenders (which may be delivered electronically) the following documents in
4943	respect of such real property: (i) completed “Life of Loan” Federal Emergency Management Agency
4944	standard flood hazard determination(s) with respect to the Mortgaged Property and related documents
4945	with respect to the Mortgaged Property reasonably requested by any Lender; (ii) if such real property is
4946	located in a “special flood hazard area”, a notification to each Parent Borrower (and applicable Loan
4947	Party) of that fact and notification to each Borrower (and applicable Loan Party) stating whether flood
4948	insurance coverage is available, and evidence that each Borrower (or other Loan Party) to which a notice
4949	was sent, has signed and returned the notice; and (iii) if such notice is required to be provided to the
4950	Parent Borrower (or applicable Loan Party) and flood insurance is available in the community in which
4951	such real property is located, a copy of the policy, or declaration evidencing such required flood insurance
4952	in an amount and with terms required by the Flood Laws.

4953	~~SECTION 5.14 Post-Restatement Date Matters. To the extent that the requirements~~
4954	~~of Section 4.04(f)(ii) are not satisfied on the Restatement Date, they shall be satisfied within 60 days (or~~
4955	~~such longer period as the Administrative Agent may agree to in its sole discretion) after the Restatement~~
4956	~~Date.~~

4957	ARTICLE VI
4958 4959	Negative Covenants

4960	Until the Commitments have expired or terminated and the principal of and interest on
4961	each Loan and all fees payable hereunder have been paid in full and all Letters of Credit have expired or
4962	terminated and all LC Disbursements shall have been reimbursed, each of Holdings, the Parent Borrower~~,~~
4963	~~each Subsidiary Term Borrower (as to itself only)~~ and each Foreign Subsidiary Borrower (as to itself
4964	only) covenants and agrees with the Lenders that:

4965	SECTION 6.01 Indebtedness; Certain Equity Securities.

4966	(a) None of Holdings, the Parent Borrower~~, any Subsidiary Term Borrower~~ or any
4967	Foreign Subsidiary Borrower will, nor will they permit any Subsidiary to, create, incur, assume or permit
4968	to exist any Indebtedness, except:

4969	(i) ~~(A)~~ Indebtedness created under the Loan Documents ~~and (B) any Permitted Term~~
4970	~~Loan Refinancing Indebtedness~~;

4971	(ii) (A) the Permitted Receivables Financing, (B) financings in respect of sales of
4972	accounts receivable by a Foreign Subsidiary permitted by Section 6.05(c)(ii) and (C) the
4973	Specified Vendor Receivables Financing;

4974	(iii) Indebtedness existing on the Restatement Date and set forth in Schedule 6.01 and
4975	extensions, renewals and replacements of any such Indebtedness that do not increase the
4976	outstanding principal amount as specified on such Schedule 6.01, plus any additional
4977	Indebtedness incurred to pay premiums (including tender premiums), accrued and unpaid interest,
4978	expenses, defeasance costs and fees in connection therewith, or result in an earlier maturity date
4979	or decreased weighted average life thereof;

4980	(iv) Permitted Unsecured Debt of the Parent Borrower; provided that the Total Net
4981	Leverage Ratio, on a pro forma basis after giving effect to the incurrence of such Permitted
4982	Unsecured Debt and recomputed as of the last day of the most recently ended fiscal quarter of
4983	Holdings for which financial statements are available, as if such incurrence (and any related
4984	repayment of Indebtedness) had occurred on the first day of the relevant period (provided that any
4985	incurrence of Permitted Unsecured Debt that occurs prior to the first testing period under Section
4986	6.13(a) shall be deemed to have occurred during such first testing period), is at least 0.25 less
4987	than is otherwise required pursuant to Section 6.13(a) at the time of such event;

4988	(v) Indebtedness of the Parent Borrower to any Subsidiary and of any Subsidiary to
4989	the Parent Borrower or any other Subsidiary; provided that Indebtedness of any Subsidiary that is
4990	not a Domestic Loan Party to the Parent Borrower or any Subsidiary Loan Party shall be subject
4991	to Section 6.04;

4992	(vi) Guarantees by the Parent Borrower of Indebtedness of any Subsidiary and by any
4993	Subsidiary of Indebtedness of the Parent Borrower or any other Subsidiary; provided that
4994	Guarantees by the Parent Borrower or any Subsidiary Loan Party of Indebtedness of any
4995	Subsidiary that is not a Domestic Loan Party shall be subject to Section 6.04;

4996	(vii) Guarantees by Holdings, the Parent Borrower or any Subsidiary, as the case may
4997	be, in respect of (A) any ~~Permitted Term Loan Refinancing Indebtedness, (B) any~~ Incremental
4998	Equivalent Debt or (~~C~~B) any Permitted Unsecured Debt; provided that none of Holdings, the
4999	Parent Borrower or any Subsidiary, as the case may be, shall Guarantee such Indebtedness unless
5000	it also has Guaranteed the Obligations pursuant to the Guarantee Agreement;

5001	(viii) Indebtedness of the Parent Borrower or any Subsidiary incurred to
5002	finance the acquisition, construction or improvement of any fixed or capital assets, including
5003	~~Capital~~Financing Lease Obligations and any Indebtedness assumed in connection with the
5004	acquisition of any such assets or secured by a Lien on any such assets prior to the acquisition
5005	thereof, and extensions, renewals and replacements of any such Indebtedness that do not increase
5006	the outstanding principal amount thereof or result in an earlier maturity date or decreased
5007	weighted average life thereof; provided that (A) such Indebtedness is incurred prior to or within
5008	~~180~~270 days after such acquisition or the completion of such construction or improvement and
5009	(B) the aggregate principal amount of Indebtedness permitted by this clause (~~ix~~viii) shall not
5010	exceed the greater of $60,000,000 and 5.5% of Consolidated Total Assets of Holdings (as of the
5011	date of incurrence of such Indebtedness) at any time outstanding;

5012	(ix) Indebtedness arising as a result of an Acquisition Lease Financing or any other
5013	sale and leaseback transaction permitted under Section 6.06;

5014	(x) Indebtedness of any Person that becomes a Subsidiary after the Restatement
5015	Date; provided that (A) such Indebtedness exists at the time such Person becomes a Subsidiary
5016	and is not created in contemplation of or in connection with such Person becoming a Subsidiary
5017	and (B) the aggregate principal amount of Indebtedness permitted by this clause (~~xi~~x) shall not
5018	exceed $50,000,000 at any time outstanding, less the liquidation value of any outstanding
5019	Assumed Preferred Stock;

5020	(xi) Indebtedness of Holdings, the Parent Borrower or any Subsidiary in respect of
5021	workers’ compensation claims, self-insurance obligations, performance bonds, surety appeal or
5022	similar bonds ~~and~~, completion guarantees and similar obligations provided by Holdings, the
5023	Parent Borrower and the Subsidiaries in the ordinary course of their business or consistent with
5024	past practice or industry practice;

5025	(xii) other ~~unsecured~~ Indebtedness of Holdings, the Parent Borrower or any
5026	Subsidiary in an aggregate principal amount not exceeding the greater of $35,000,000 and 3.5%
5027	of Consolidated Total Assets of Holdings (as of the date of incurrence of such Indebtedness) at
5028	any time outstanding, less the liquidation value of any applicable Qualified Holdings Preferred
5029	Stock issued and outstanding pursuant to clause (b) of the definition of Qualified Holdings
5030	Preferred Stock;

5031	(xiii) ~~secured~~ Indebtedness (which may be secured) of Foreign Subsidiaries in
5032	an aggregate amount not exceeding $~~130,000,000~~150,000,000 at any time outstanding~~, in each~~
5033	~~case in respect of Indebtedness of Foreign Subsidiaries~~;

5034	(xiv) Indebtedness arising from the honoring by a bank or other financial institution of
5035	a check, draft or similar instrument ~~inadvertently (except in the case of daylight overdrafts)~~ drawn
5036	against insufficient funds in the ordinary course of business; provided, however, that such
5037	Indebtedness is extinguished within ten Business Days of incurrence;

5038	(xv) Indebtedness arising in connection with endorsement of instruments for deposit
5039	in the ordinary course of business;

5040	(xvi) Indebtedness incurred in connection with (1) the financing of insurance
5041	premiums ~~in an aggregate amount at any time outstanding not to exceed the premiums owed~~
5042	~~under such policy, if applicable~~or (2) take-or-pay obligations contained in supply arrangements,
5043	in each case, in the ordinary course of business;

5044	(xvii) contingent obligations to financial institutions, in each case to the extent
5045	in the ordinary course of business and on terms and conditions which are within the general
5046	parameters customary in the banking industry (as determined in good faith by the Parent
5047	Borrower), entered into to obtain cash management services or deposit account overdraft
5048	protection services (in an amount similar to those offered for comparable services in the financial
5049	industry) or other services in connection with the management or opening of deposit accounts or
5050	incurred as a result of endorsement of negotiable instruments for deposit or collection purposes
5051	and other customary, contingent obligations of the Parent Borrower and its Subsidiaries incurred
5052	in the ordinary course of business;

5053	(xviii) unsecured guarantees by the Parent Borrower or any Subsidiary Loan
5054	Party of facility leases of any Loan Party;

5055	(xix) Indebtedness of the Parent Borrower or any Subsidiary Loan Party under
5056	Hedging Agreements with respect to interest rates, foreign currency exchange rates or commodity
5057	prices, in each casenot entered into for speculative purposes; provided that if such Hedging
5058	Agreements relate to interest rates, (A) such Hedging Agreements relate to payment obligations
5059	on Indebtedness otherwise permitted to be incurred by the Loan Documents and (B) the notional
5060	principal amount of such Hedging Agreements at the time incurred does not exceed the principal
5061	amount of the Indebtedness to which such Hedging Agreements relate;

5062	(xx) secured or unsecured notes (such notes, “Incremental Equivalent Debt”);
5063	provided that (A) at the time of (and after giving effect to) the incurrence of any Incremental
5064	Equivalent Debt, the aggregate amount of all Incremental Equivalent Debt, together with the
5065	aggregate amount of all Incremental Revolving Commitments ~~and Incremental Term~~
5066	~~Commitments previously~~incurred after the Restatement Date (and prior to (or substantially
5067	simultaneously~~) established~~ with) the incurrence of such Incremental Equivalent Debt), shall not
5068	exceed the ~~greater~~sum of (1) $~~300,000,000~~200,000,000 and (2) an amount such that, after giving
5069	effect to the incurrence of such Incremental Equivalent Debt and the making of any other
5070	Indebtedness incurred substantially simultaneously therewith (and assuming in the case of any
5071	Incremental Revolving Commitments established substantially simultaneously therewith that such
5072	Incremental Revolving Commitments are fully drawn), the Senior Secured Net Leverage Ratio,
5073	calculated on a pro forma basis, is no greater than ~~2.50~~3.00 to 1.00 (it being understood that (i)
5074	indebtedness may be incurred under clause (2) prior to indebtedness being incurred under clause
5075	(1) and (ii) if indebtedness is incurred under clause (1) and/or Incremental Revolving
5076	Commitments are incurred under clause (A) of Section 2.21(a) on the same date that indebtedness
5077	is incurred under clause (2), then the Senior Secured Net Leverage Ratio for purposes of clause
5078	(2) will be calculated without giving regard to any incurrence on such date of indebtedness under
5079	clause (1) or any incurrence of Incremental Revolving Commitments under clause (A) of Section
5080	2.21(a)), (B) the incurrence of such Indebtedness shall be subject to clauses (i) through (iii) of
5081	Section 2.21(c) as if such Incremental Equivalent Debt were an Incremental ~~Term Loan or~~
5082	~~Incremental~~ Revolving Commitment~~, as applicable~~, (C) such Indebtedness shall mature no earlier
5083	than 91 days after the Latest Maturity Date then in effect, (D) such Incremental Equivalent Debt
5084	shall not have a definition of “Change of Control” or “Change in Control” (or any other defined
5085	term having a similar purpose) that is materially more restrictive than the definition of Change of
5086	Control set forth herein and (E) such Incremental Equivalent Debt shall not be subject to a
5087	financial maintenance covenant more favorable to the holders thereof than those contained in the
5088	Loan Documents (other than for periods after the Latest Maturity Date then in effect); ~~and~~

5089	(xxi) unsecured Indebtedness ~~incurred by the Cequent Group on~~in an aggregate
5090	outstanding amount not to exceed the Net Proceeds received by Holdings after the Restatement
5091	Date ~~in order to pay a dividend~~from (A) cash contributions (other than from the Parent Borrower
5092	or a Subsidiary) to Holdings or (B) the issuance and sale of its Equity Interests (other than
5093	Disqualified Equity Interests and other than a sale to the Parent Borrower ~~in accordance with the~~
5094	~~Cequent Spin-off Agreement (the “Restatement Date Dividend”), so long as, after giving effect to~~
5095	~~the Cequent Spin-off, (x) none of Holdings or any of its Subsidiaries have any obligations or~~
5096	~~liabilities in respect of such Indebtedness and (y) the holders of such Indebtedness have no~~
5097	~~recourse to Holdings or any of its Subsidiaries in respect of such Indebtedness~~.or a Subsidiary);

5098	(xxii) Indebtedness in respect of obligations of the Parent Borrower or any
5099	Subsidiary to pay the deferred purchase price of goods or services or progress payments in
5100	connection with such goods and services; provided that such obligations are incurred in
5101	connection with open accounts extended by suppliers on customary trade terms in the ordinary
5102	course of business and not in connection with the borrowing of any money or any Hedging
5103	Agreements.

5104	(b) None of Holdings, the Parent Borrower~~, any Subsidiary Term Borrower~~ or any
5105	Foreign Subsidiary Borrower will, nor will they permit any Subsidiary to, issue any preferred stock or

5106	other preferred Equity Interests, except (i) Qualified Holdings Preferred Stock, (ii) Assumed Preferred
5107	Stock and (iii) preferred stock or preferred Equity Interests held by Holdings, the Parent Borrower or any
5108	Subsidiary.

5109	SECTION 6.02 Liens. None of Holdings, the Parent Borrower~~, any Subsidiary Term~~
5110	~~Borrower~~ or any Foreign Subsidiary Borrower will, nor will they permit any Subsidiary to, create, incur,
5111	assume or permit to exist any Lien on any property or asset now owned or hereafter acquired by it, or
5112	assign or sell any income or revenues (including accounts receivable) or rights in respect of any thereof,
5113	except:

5114	(a) Liens created under the Loan Documents ~~and Liens in respect of any Permitted~~
5115	~~Term Loan Refinancing Indebtedness~~;

5116	(b) Permitted Encumbrances;

5117	(c) Liens in respect of the Permitted Receivables Financing and the Specified
5118	Vendor Receivables Financing;

5119	(d) any Lien on any property or asset of Holdings, the Parent Borrower or any
5120	Subsidiary existing on the Restatement Date and set forth in Schedule 6.02; provided that (i) such
5121	Lien shall not apply to any other property or asset of Holdings, the Parent Borrower or any
5122	Subsidiary and (ii) such Lien shall secure only those obligations which it secures on the
5123	Restatement Date and extensions, renewals and replacements thereof that do not increase the
5124	outstanding principal amount thereof;

5125	(e) any Lien existing on any property or asset prior to the acquisition thereof by the
5126	Parent Borrower or any Subsidiary or existing on any property or asset of any Person that
5127	becomes a Subsidiary after the Restatement Date prior to the time such Person becomes a
5128	Subsidiary; provided that (i) such Lien is not created in contemplation of or in connection with
5129	such acquisition or such Person becoming a Subsidiary, as the case may be, (ii) such Lien shall
5130	not apply to any other property or assets of the Parent Borrower or any Subsidiary and (iii) such
5131	Lien shall secure only those obligations which it secures on the date of such acquisition or the
5132	date such Person becomes a Subsidiary, as the case may be;

5133	(f) Liens on fixed or capital assets acquired, constructed or improved by, or in
5134	respect of ~~Capital~~Financing Lease Obligations of, the Parent Borrower or any Subsidiary;
5135	provided that (i) such security interests secure Indebtedness permitted by ~~clause (viii) of~~ Section
5136	6.01(a)(viii), (ii) such security interests and the Indebtedness secured thereby are incurred prior to
5137	or within ~~180~~270 days after such acquisition or the completion of such construction or
5138	improvement, (iii) the Indebtedness secured thereby does not exceed the cost of acquiring,
5139	constructing or improving such fixed or capital assets and (iv) such security interests shall not
5140	apply to any other property or assets of the Parent Borrower or any Subsidiary;

5141	(g) Liens, with respect to any Mortgaged Property, described in the applicable
5142	schedule of the title policy covering such Mortgaged Property;

5143	(h) Liens in respect of sales of accounts receivable by Foreign Subsidiaries permitted
5144	by Section 6.05(c)(ii);

5145	(i) other Liens securing liabilities permitted hereunder in an aggregate amount not
5146	exceeding ~~(i) in respect of consensual Liens, $20,000,000 and (ii) in respect of all such Liens,~~
5147	$40,000,000~~, in each case~~ at any time outstanding;

5148	(j) Liens in respect of Indebtedness permitted by Section 6.01(a)(xiii)~~,~~; provided that
5149	the assets subject to such Liens are not located in the United States;

5150	(k) Liens, rights of setoff and other similar Liens existing solely with respect to cash
5151	and Permitted Investments on deposit in one or more accounts maintained by any Lender, in each
5152	case granted in the ordinary course of business in favor of such Lender with which such accounts
5153	are maintained, securing amounts owing to such Lender with respect to cash management and
5154	operating account arrangements, including those involving pooled accounts and netting
5155	arrangements; provided that, unless such Liens are non-consensual and arise by operation of law,
5156	in no case shall any such Liens secure (either directly or indirectly) the repayment of any
5157	Indebtedness for borrowed money;

5158	(l) licenses or sublicenses of Intellectual Property (as defined in the Security
5159	Agreement) granted by any Company in the ordinary course of business and not interfering in any
5160	material respect with the ordinary conduct of business of the Company;

5161	(m) the filing of UCC financing statements solely as a precautionary measure in
5162	connection with operating leases or consignment of goods;

5163	(n) Liens for the benefit of a seller deemed to attach solely to cash earnest money
5164	deposits in connection with a letter of intent or acquisition agreement with respect to a Permitted
5165	Acquisition;

5166	(o) Liens deemed to exist in connection with Investments permitted under Section
5167	6.04 that constitute repurchase obligations and in connection with related set-off rights;

5168	(p) Liens of a collection bank arising in the ordinary course of business under
5169	Section 4-210 of the UCC in effect in the relevant jurisdiction covering only the items being
5170	collected upon;

5171	(q) Liens of sellers of goods to the Parent Borrower or any of its Subsidiaries arising
5172	under Article 2 of the UCC in effect in the relevant jurisdiction in the ordinary course of business,
5173	covering only the goods sold and covering only the unpaid purchase price for such goods and
5174	related expenses; ~~and~~

5175	(r) Liens with respect to property or assets of the Parent Borrower or any Subsidiary
5176	securing Incremental Equivalent Debt, provided that such Incremental Equivalent Debt shall be
5177	secured only by a Lien on the Collateral and on a pari passu or subordinated basis with the
5178	Obligations and shall be subject to a customary intercreditor agreement in form and substance
5179	reasonably satisfactory to the Administrative Agent~~.~~;

5180	(s) Liens on inventory or other goods and proceeds of any Person securing such
5181	Person’s obligations in respect of documentary letters of credit, bank guarantees or bankers’
5182	acceptances issued or created for the account of such Person to facilitate the purchase, shipment
5183	or storage of such inventory or goods;

5184	(t) pledges and deposits and other Liens made in the ordinary course of business to
5185	secure liability to insurance carriers;

5186	(u) leases or subleases, and non-exclusive licenses or sublicenses (including with
5187	respect to intellectual property) granted to others in the ordinary course of business;

5188	(v) any encumbrance or restriction (including put and call arrangements) with
5189	respect to Equity Interests of any joint venture or similar arrangement securing obligations of
5190	such joint venture or pursuant to any joint venture or similar agreement;

5191	(w) Liens that are contractual rights of set-off relating to purchase orders and other
5192	agreements entered into with customers, suppliers or service providers of the Parent Borrower or
5193	any Subsidiary in the ordinary course of business;

5194	(x) agreements to subordinate any interest of the Parent Borrower or any Subsidiary
5195	in any accounts receivable or other proceeds, in each case arising from inventory consigned by
5196	the Parent Borrower or any such Subsidiary pursuant to an agreement entered into in the ordinary
5197	course of business; and

5198	(y) Liens securing insurance premium financing arrangements; provided that such
5199	Liens are limited to the applicable unearned insurance premiums.

5200	SECTION 6.03 Fundamental Changes.

5201	(a) None of Holdings, the Parent Borrower~~, any Subsidiary Term Borrower~~ or any
5202	Foreign Subsidiary Borrower will, nor will they permit any other Person to merge into or consolidate with
5203	any of them, or liquidate or dissolve, except that, if at the time thereof and immediately after giving effect
5204	thereto no Default shall have occurred and be continuing (i) any Subsidiary may merge into the Parent
5205	Borrower in a transaction in which the Parent Borrower is the surviving corporation, (ii) any Subsidiary
5206	may merge into any Subsidiary in a transaction in which the surviving entity is a Subsidiary and (if any
5207	party to such merger is a Subsidiary Loan Party) is a Subsidiary Loan Party (provided that, with respect to
5208	any such merger involving the ~~Subsidiary Term Borrowers or the~~ Foreign Subsidiary Borrowers, the
5209	surviving entity of such merger shall be a ~~Subsidiary Term Borrower or a~~ Foreign Subsidiary Borrower,
5210	as the case may be) and (iii) any Subsidiary (other than a Subsidiary Loan Party) may liquidate or
5211	dissolve if the Parent Borrower determines in good faith that such liquidation or dissolution is in the best
5212	interests of the Parent Borrower and is not materially disadvantageous to the Lenders; provided that any
5213	such merger involving a Person that is not a wholly owned Subsidiary immediately prior to such merger
5214	shall not be permitted unless also permitted by Section 6.04. Notwithstanding the foregoing, this Section
5215	6.03 shall not prohibit any Permitted Acquisition.

5216	(b) The Parent Borrower will not, and will not permit any of its Subsidiaries to,
5217	engage to any material extent in any business other than businesses of the type conducted by the Parent
5218	Borrower and its Subsidiaries on the Restatement Date and businesses reasonably related thereto.

5219	(c) Holdings will not engage in any business or activity other than (i) the ownership
5220	of all the outstanding shares of capital stock of the Parent Borrower, (ii) performing its obligations (A)
5221	under the Loan Documents, and (B) under the Permitted Receivables Financing, (iii) activities incidental
5222	thereto and to Holdings’ existence, (iv) activities related to the performance of all its obligations in
5223	respect of the Transactions, (v) performing its obligations under guarantees in respect of sale and
5224	leaseback transactions permitted by Section 6.06 and (vi) other activities (including the incurrence of
5225	Indebtedness and the issuance of its Equity Interests) that are permitted by this Agreement. Holdings will

5226	not own or acquire any assets (other than shares of capital stock of the Parent Borrower and the Permitted
5227	Investments or incur any liabilities (other than liabilities imposed by law, including tax liabilities,
5228	liabilities related to its existence and permitted business and activities specified in the immediately
5229	preceding sentence).

5230	(d) The Receivables Subsidiary will not engage in any business or business activity
5231	other than the activities related to the Permitted Receivables Financing and its existence. The Receivables
5232	Subsidiary will not own or acquire any assets (other than the receivables subject to the Permitted
5233	Receivables Financing) or incur any liabilities (other than the liabilities imposed by law including tax
5234	liabilities, and other liabilities related to its existence and permitted business and activities specified in the
5235	immediately preceding sentence, including liabilities arising under the Permitted Receivables Financing).

5236	SECTION 6.04 Investments, Loans, Advances, Guarantees and Acquisitions. None
5237	of the Parent Borrower or any Foreign Subsidiary Borrower will, nor will they permit any Subsidiary to,
5238	purchase, hold or acquire (including pursuant to any merger with any Person that was not a wholly owned
5239	Subsidiary prior to such merger) any Equity Interests in or evidences of indebtedness or other securities
5240	(including any option, warrant or other right to acquire any of the foregoing) of, make or permit to exist
5241	any loans or advances to, Guarantee any obligations of, or make or permit to exist any investment or any
5242	other interest in, any other Person, or purchase or otherwise acquire (in one transaction or a series of
5243	transactions) any assets of any other Person constituting a business unit, except:

5244	(a) Permitted Investments;

5245	(b) investments existing pursuant to agreements existing on or made pursuant to,
5246	binding commitments existing on, on the Restatement Date and set forth on Schedule 6.04;

5247	(c) Permitted Acquisitions;

5248	(d) investments by the Parent Borrower and the Subsidiaries in their respective
5249	Subsidiaries that exist immediately prior to any applicable transaction; provided that (i) any such
5250	Equity Interests held by a Loan Party shall be pledged pursuant to the Pledge Agreement or any
5251	applicable Foreign Security Documents, as the case may be, to the extent required by this
5252	Agreement and (ii) the aggregate amount of investments (excluding any such investments, loans,
5253	advances and Guarantees to such Subsidiaries that are assumed and exist on the date any
5254	Permitted Acquisition is consummated and that are not made, incurred or created in
5255	contemplation of or in connection with such Permitted Acquisition) by Loan Parties in, and loans
5256	and advances by Loan Parties to, and Guarantees by Loan Parties of Indebtedness of, Subsidiaries
5257	that are not Domestic Loan Parties (or if Domestic Loan Parties, in respect of which the
5258	Administrative Agent has not received the documents required by clause (a) of the definition of
5259	Collateral and Guarantee Requirement) made after the Restatement Date shall not at any time
5260	exceed the greater of $100,000,000 and 10.0% of Consolidated Total Assets of Holdings (as of
5261	the date of the making of such investment);

5262	(e) loans or advances made by the Parent Borrower to any Subsidiary and made by
5263	any Subsidiary to the Parent Borrower or any other Subsidiary; provided that (i) any such loans
5264	and advances made by a Loan Party shall be evidenced by a promissory note pledged pursuant to
5265	the Pledge Agreement or any applicable Foreign Security Documents, as the case may be, and (ii)
5266	the amount of such loans and advances made by Loan Parties to Subsidiaries that are not Loan
5267	Parties shall be subject to the limitation set forth in clause (d) above;

5268	(f) Guarantees permitted by Section 6.01(a)(vii);

5269	(g) investments arising as a result of ~~the~~any Permitted Receivables Financing or
5270	Specified Vendor Receivables Financing;

5271	(h) investments received in connection with the bankruptcy or reorganization of, or
5272	settlement of delinquent accounts and disputes with, customers and suppliers, in each case in the
5273	ordinary course of business;

5274	(i) any investments in or loans to any other Person received as noncash
5275	consideration for sales, transfers, leases and other dispositions permitted by Section 6.05;

5276	(j) Guarantees by Holdings, the Parent Borrower and the Subsidiaries of leases
5277	entered into by any Subsidiary as lessee; provided that the amount of such Guarantees made by
5278	Loan Parties to Subsidiaries that are not Loan Parties shall be subject to the limitation set forth in
5279	clause (d) above;

5280	(k) extensions of credit in the nature of accounts receivable or notes receivable in the
5281	ordinary course of business;

5282	(l) loans or advances to employees made (i) in the ordinary course of business
5283	consistent with prudent business practice and not exceeding $5,000,000 in the aggregate
5284	outstanding at any one time~~;~~, (ii) in respect of payroll payments and expenses in the ordinary
5285	course of business and (iii) in connection with such Person’s purchase of Equity Interests of
5286	Holdings or any direct or indirect parent of Holdings solely to the extent that the amount of such
5287	loans and advances shall be contributed to Holdings in cash as common equity; provided that
5288	notwithstanding anything to the contrary in this Agreement, the amount of such cash contribution,
5289	to the extent of any such outstanding loan or advance, shall not be considered a cash contribution
5290	for any other purpose of this Agreement;

5291	(m) investments in the form of Hedging Agreements permitted under Section 6.07;

5292	(n) investments by the Parent Borrower or any Subsidiary in (i) the capital stock of a
5293	Receivables Subsidiary and (ii) other interests in a Receivables Subsidiary, in each case to the
5294	extent required by the terms of the Permitted Receivables Financing;

5295	(o) payroll, travel and similar advances to cover matters that are expected at the time
5296	of such advances ultimately to be treated as expenses for accounting purposes and that are made
5297	in the ordinary course of business;

5298	(p) Permitted Joint Venture and Foreign Subsidiary Investments;

5299	(q) investments, loans or advances in addition to those permitted by clauses (a)
5300	through (p) above not exceeding in the aggregate the greater of $100,000,000 and 10% of
5301	Consolidated Total Assets of Holdings (as of the date of the making of such investment, loan or
5302	advance) at any time outstanding;

5303	(r) investments made (i) in an amount not to exceed the Net Proceeds Not Otherwise
5304	Applied of any issuance of Equity Interests (other than Disqualified Equity Interests and other
5305	than any issuance to the Parent Borrower or a Subsidiary) in Holdings issued on or after ~~March~~
5306	~~31, 2015~~the Restatement Date or (ii) with Equity Interests in Holdings; ~~and~~

5307	(s) investments by the Parent Borrower or any Subsidiary in an aggregate amount
5308	not to exceed the Available Amount~~.~~;

5309	(t) investments received in compromise or resolution of litigation, arbitration or
5310	other disputes;

5311	(u) investments; provided that after giving effect to any such investment (and any
5312	Indebtedness incurred in connection therewith), the Total Net Leverage Ratio at the time of the
5313	making of such investment would be less than or equal to 3.00 to 1.00; and

5314	(v) additional investments; provided that the aggregate amount of investments made
5315	pursuant to this clause (v), together with the aggregate amount of Restricted Payments made
5316	pursuant to Section 6.08(a)(xiv) and the aggregate amount of payments of Indebtedness made
5317	pursuant to Section 6.08(b)(ix), during the period from the date 12 months prior to the date of the
5318	making of such investment (the “Investment Date”) through (and including) the Investment Date
5319	shall not exceed $25,000,000.

5320	SECTION 6.05 Asset Sales. None of Holdings, the Parent Borrower~~, any Subsidiary~~
5321	~~Term Borrower~~ or any Foreign Subsidiary Borrower will, nor will they permit any Subsidiary to, sell,
5322	transfer, lease or otherwise dispose of any asset, including any Equity Interest owned by it, nor will they
5323	permit any Subsidiary to issue any additional Equity Interest in such Subsidiary, except:

5324	(a) sales, transfers, leases and other dispositions of inventory, used or surplus
5325	equipment, obsolete, damaged or worn-out equipment or other ~~obsolete~~ assets, Permitted
5326	Investments and Investments referred to in Section 6.04(h) in the ordinary course of business;

5327	(b) sales, transfers and dispositions to the Parent Borrower or a Subsidiary; provided
5328	that any such sales, transfers or dispositions involving a Subsidiary that is not a Domestic Loan
5329	Party shall be made in compliance with Section 6.09;

5330	(c) (i) sales of accounts receivable and related assets pursuant to the Receivables
5331	Purchase Agreement, (ii) sales of accounts receivable and related assets by a Foreign Subsidiary
5332	pursuant to customary terms whereby recourse and exposure in respect thereof to any Foreign
5333	Subsidiary does not exceed at any time $~~50,000,000~~60,000,000 and (iii) sales of accounts
5334	receivables and related assets pursuant to the Specified Vendor Receivables Financing.

5335	(d) the creation of Liens permitted by Section 6.02 and dispositions as a result
5336	thereof;

5337	(e) sales or transfers that are permitted sale and leaseback transactions pursuant to
5338	Section 6.06;

5339	(f) sales and transfers that constitute part of an Acquisition Lease Financing;

5340	(g) Restricted Payments permitted by Section 6.08;

5341	(h) transfers and dispositions constituting investments permitted under Section 6.04;

5342	(i) sales, transfers and other dispositions of property identified on Schedule 6.05;
5343	~~and~~

5344	(j) sales, transfers and other dispositions of assets (other than Equity Interests in a
5345	Borrower) that are not permitted by any other clause of this Section; provided that the aggregate
5346	fair market value of all assets sold, transferred or otherwise disposed of in reliance upon this
5347	clause (j) shall not exceed ~~(i) 15% of the aggregate fair market value of all assets of the Parent~~
5348	~~Borrower (determined as of the end of its most recent fiscal year), including any Equity Interests~~
5349	~~owned by it, during any fiscal year of the Parent Borrower; provided that such amount shall be~~
5350	~~increased, in respect of the fiscal year ending on December 31, 2015, and each fiscal year~~
5351	~~thereafter by an amount equal to the total unused amount of such permitted sales, transfers and~~
5352	~~other dispositions for the immediately preceding fiscal year (without giving effect to the amount~~
5353	~~of any unused permitted sales, transfers and other dispositions that were carried forward to such~~
5354	~~preceding fiscal year) and (ii)~~ 35% of the aggregate fair market value of all assets of the Parent
5355	Borrower as of the Restatement Date, including any Equity Interests owned by it, during the term
5356	of this Agreement subsequent to the Restatement Date; ~~provided further that that with respect to~~
5357	~~any sale, transfer or other disposition of Equity Interests of a Subsidiary, (x) subject to clauses (i)~~
5358	~~and (ii) of the immediately preceding proviso, the aggregate fair market value of all such Equity~~
5359	~~Interests sold, transferred or otherwise disposed of in reliance upon this clause (j) shall not exceed~~
5360	~~$20 million and (y) any sale, transfer or other disposition of Equity Interests in a Subsidiary that~~
5361	~~is a Loan Party shall only be permitted if 100% of the Equity Interests of such Subsidiary owned~~
5362	~~by Holdings and any of its Subsidiaries are so sold, transferred or otherwise disposed;~~

5363	(k) any exchange of assets (including a combination of assets and Permitted
5364	Investments) for assets related to a Similar Business of comparable or greater market value or
5365	usefulness to the business of the Parent Borrower and its Subsidiaries, as a whole, as determined
5366	in good faith by the Parent Borrower;

5367	(l) foreclosure, condemnation, taking by eminent domain or any similar action with
5368	respect to any property or other asset of the Parent Borrower or any of its Subsidiaries;

5369	(m) the lease, assignment or sublease of any real or personal property in the ordinary
5370	course of business;

5371	(n) any grant in the ordinary course of any non-exclusive license, of patents,
5372	trademarks, know-how or any other intellectual property;

5373	(o) dispositions of receivables in connection with the compromise, settlement or
5374	collection thereof in the ordinary course of business or in bankruptcy or similar proceedings and
5375	exclusive of factoring or similar arrangements;

5376	(p) any surrender, expiration or waiver of contract rights or the settlement, release,
5377	recovery on or surrender of contract, tort or other claims of any kind; and

5378	(q) the termination of a lease of real or personal property that is not necessary to the
5379	conduct of the business of the Parent Borrower and its Subsidiaries as a whole;

5380	provided that (x) all sales, transfers, leases and other dispositions permitted hereby (other than those
5381	permitted by ~~clause~~clauses (b), (o) and (q) above) shall be made for fair value and (y) all sales, transfers,
5382	leases and other dispositions permitted by clauses (i) and (j) above shall be for at least 75% cash
5383	consideration~~.~~; provided that the amount of (i) any secured liabilities (as shown on the Parent Borrower’s
5384	or a Subsidiary’s most recent balance sheet or in the notes thereto) of the Parent Borrower or a Subsidiary
5385	that are assumed by the transferee of any such assets or that are otherwise cancelled or terminated in
5386	connection with the transaction with such transferee, (ii) any notes or other obligations or other securities

5387	or assets received by the Parent Borrower or such Subsidiary from such transferee that are converted by
5388	the Parent Borrower or such Subsidiary into cash within 180 days of the receipt thereof (to the extent of
5389	the cash received), and (iii) any Designated Non-Cash Consideration received by the Parent Borrower or
5390	any Subsidiary in such sale, transfer, lease and other disposition having an aggregate fair market value (as
5391	determined in good faith by the Parent Borrower), taken together with all other Designated Non-Cash
5392	Consideration received pursuant to this clause (v) that is at that time outstanding, not to exceed the greater
5393	of $25,000,000 and 2.5% of Consolidated Total Assets of Holdings (as of the date of such disposition)
5394	(with the fair market value of each item of Designated Non-Cash Consideration being measured at the
5395	time received and without giving effect to subsequent changes in value), shall be deemed to be cash for
5396	the purposes of this provision.

5397	SECTION 6.06 Sale and Leaseback Transactions. None of Holdings, the Parent
5398	Borrower~~, any Subsidiary Term Borrower~~ or any Foreign Subsidiary Borrower will, nor will they permit
5399	any Subsidiary to, enter into any arrangement, directly or indirectly, whereby it shall sell or transfer any
5400	property, real or personal, used or useful in its business, whether now owned or hereinafter acquired, and
5401	thereafter rent or lease such property or other property that it intends to use for substantially the same
5402	purpose or purposes as the property sold or transferred, except for (a) any such sale of any fixed or capital
5403	assets (other than any such transaction to which (b) or (c) below is applicable) that is made for cash
5404	consideration in an amount not less than the cost of such fixed or capital asset in an aggregate amount less
5405	than or equal to $20,000,000, so long as the ~~Capital~~Financing Lease Obligations associated therewith are
5406	permitted by Section 6.01(a)(viii), (b) in the case of property owned as of or after the Restatement Date,
5407	any such sale of any fixed or capital assets that is made for cash consideration in an aggregate amount not
5408	less than the fair market value of such fixed or capital assets not to exceed $35,000,000 in the aggregate,
5409	in each case, so long as the ~~Capital~~Financing Lease Obligations (if any) associated therewith are
5410	permitted by Section 6.01(a)(viii) and (c) any Acquisition Lease Financing.

5411	SECTION 6.07 Hedging Agreements. None of Holdings, the Parent Borrower~~, any~~
5412	~~Subsidiary Term Borrower~~ or any Foreign Subsidiary Borrower will, nor will they permit any Subsidiary
5413	to, enter into any Hedging Agreement, other than Hedging Agreements entered into in the ordinary course
5414	of business and which are not speculative in nature to hedge or mitigate risks to which the Parent
5415	~~Borrower, any Subsidiary Term~~ Borrower, any Foreign Subsidiary Borrower or any other Subsidiary is
5416	exposed in the conduct of its business or the management of its assets or liabilities (including Hedging
5417	Agreements that effectively cap, collar or exchange interest rates (from fixed to floating rates, from one
5418	floating rate to another floating rate or otherwise)).

5419	SECTION 6.08 Restricted Payments; Certain Payments of Indebtedness.

5420	(a) None of Holdings, the Parent Borrower~~, any Subsidiary Term Borrower~~ or any
5421	Foreign Subsidiary Borrower will, nor will they permit any Subsidiary to, declare or make, or agree to
5422	pay or make, directly or indirectly, any Restricted Payment, or incur any obligation (contingent or
5423	otherwise) to do so, except:

5424	(i) Holdings may declare and pay dividends with respect to its Equity Interests
5425	payable solely in additional Equity Interests in Holdings;

5426	(ii) Subsidiaries may declare and pay dividends ratably with respect to their capital
5427	stock;

5428	(iii) the Parent Borrower may make payments to Holdings to permit it to make, and
5429	Holdings may make, Restricted Payments~~, not exceeding $5,000,000 from and after the~~
5430	~~Restatement Date, in each case~~ pursuant to and in accordance with stock option plans, equity

5431	purchase programs or agreements or other benefit plans, in each case for ~~management or~~
5432	~~employees~~any future, present or former ~~employees~~employee, director, officer or consultant of the
5433	Parent Borrower and the Subsidiaries; provided that the aggregate Restricted Payments made
5434	under this clause (iii) do not exceed $5,000,000 in any calendar year, with unused amounts in any
5435	calendar year being permitted to be carried over to the next succeeding calendar year (but not to
5436	any subsequent calendar year); provided, further, however, that such amount in any calendar year
5437	may be increased by an amount not to exceed:

5438	(a) the Net Proceeds Not Otherwise Applied received by Holdings from the
5439	sale of Equity Interests of Holdings or any direct or indirect parent of Holdings (to the
5440	extent contributed to Holdings) to employees, directors, officers or consultants of
5441	Holdings, the Parent Borrower or the Subsidiaries that occurs after the Restatement Date,
5442	plus

5443	(b) the cash proceeds of key man life insurance policies received by the
5444	Parent Borrower or any direct or indirect parent of the Parent Borrower (to the extent
5445	contributed to the Parent Borrower) or the Subsidiaries after the Restatement Date;

5446	provided that the Parent Borrower may elect to apply all or any portion of the aggregate increase
5447	contemplated by clauses (a) and (b) above in any calendar year; and provided, further, that
5448	cancellation of Indebtedness owing to the Parent Borrower or any Subsidiary from any present or
5449	former employees, directors, officers or consultants of the Parent Borrower, any Subsidiary or
5450	any direct or indirect parent of the Parent Borrower in connection with a repurchase of Equity
5451	Interests of the Parent Borrower or any of its direct or indirect parents will not be deemed to
5452	constitute a Restricted Payment for purposes of this covenant or any other provision of this
5453	Agreement;

5454	(iv) the Parent Borrower may make Permitted Tax Distributions to Holdings or any
5455	other direct or indirect equity owners of the Parent Borrower;

5456	(v) the Parent Borrower may pay dividends to Holdings at such times and in such
5457	amounts as shall be necessary to permit Holdings to discharge and satisfy its obligations that are
5458	permitted hereunder (including (A) state and local taxes and other governmental charges, and
5459	administrative and routine expenses required to be paid by Holdings in the ordinary course of
5460	business and (B) cash dividends payable by Holdings in respect of Qualified Holdings Preferred
5461	Stock issued pursuant to clauses (b) and (c) of the definition thereof; provided that dividends
5462	payable by the Parent Borrower to Holdings pursuant to this clause (v) in order to satisfy cash
5463	dividends payable by Holdings in respect of Qualified Holdings Preferred Stock issued pursuant
5464	to clause (c) of the definition thereof ~~may only be made with Excess Cash Flow not otherwise~~
5465	~~required to be used to prepay Term Loans pursuant to Section 2.11(d)) (without duplication of~~
5466	~~amounts used pursuant to Section 6.08(a)(vii) or amounts included in~~ shall be in an amount not to
5467	exceed the Available Amount ~~and used pursuant to Sections 6.04(s) or 6.08(b)(vii))~~;

5468	(vi) the Parent Borrower may make payments to Holdings to permit it to make, and
5469	Holdings may make payments permitted by Section 6.09(d); provided that, at the time of such
5470	payment and after giving effect thereto, no Default or Event of Default shall have occurred and be
5471	continuing and Holdings and the Parent Borrower are in compliance with Section 6.12; provided,
5472	further, that any payments that are prohibited because of the immediately preceding proviso shall
5473	accrue and may be made as so accrued upon the curing or waiver of such Default, Event of
5474	Default or noncompliance;

5475	(vii) the Parent Borrower may make payments to Holdings to permit it to make, and
5476	Holdings may make, Restricted Payments in ~~respect of the repurchase, retirement or other~~
5477	~~acquisition of Equity Interests in Holdings using the portion of Excess Cash Flow not subject to~~
5478	~~mandatory prepayment pursuant to Section 2.11(d) (without duplication of amounts used pursuant~~
5479	~~to Section 6.08(a)(v) or amounts included in the Available Amount and used pursuant to Sections~~
5480	~~6.04(s) or 6.08(b)(vii));~~ an amount equal to the Available Amount; provided that at the time of
5481	such Restricted Payment and after giving effect thereto, (i) no Default or Event of Default shall
5482	have occurred and be continuing and (ii) at the time of such Restricted Payment and after giving
5483	effect thereto and to the incurrence of any Indebtedness in connection therewith, Holdings and the
5484	Parent Borrower shall be in pro forma compliance with the financial covenants set forth in
5485	Sections 6.12 and 6.13;

5486	(viii) the Parent Borrower may make payments to Holdings to permit it to
5487	make, and Holdings may make, Restricted Payments; provided that ~~(x)~~ if after giving effect to
5488	such Restricted Payments (and any Indebtedness incurred in connection therewith), the Total Net
5489	Leverage Ratio at the time of the making of such payments (the date of the making of such
5490	payments, the “RP Date”) would be (1) less than or equal to 2.25 to 1.00 ~~but greater than 2.00 to~~
5491	~~1.00, the aggregate~~, there shall be no limit on the amount of Restricted Payments made pursuant
5492	to this clause (viii) ~~during the period from the date 12 months prior to the RP Date through (and~~
5493	~~including) the RP Date (such period, the “RP Period”) shall not exceed $125,000,000~~, (2) less
5494	than or equal to 2.75 to 1.00, but greater than 2.25 to 1.00, the aggregate amount of Restricted
5495	Payments made pursuant to this clause (viii) ~~during the~~ , together with the aggregate amount of
5496	payments of Indebtedness made pursuant to Section 6.08(b)(viii), during the period from the date
5497	12 months prior to the RP Date through (and including) the RP Date (such period, the “RP
5498	Period”) shall not exceed $100,000,000, (3) less than or equal to 3.25 to 1.00 but greater than
5499	2.75 to 1.00, the aggregate amount of Restricted Payments made pursuant to this clause (viii),
5500	together with the aggregate amount of payments of Indebtedness made pursuant to Section
5501	6.08(b)(viii), during the RP Period shall not exceed $50,000,000 and (4) greater than 3.25 to 1.00,
5502	~~the aggregate amount of~~no Restricted Payments may be made pursuant to this clause (viii) ~~during~~
5503	~~the RP Period shall not exceed $25,000,000~~; provided further that at the time of any payment
5504	pursuant to this clause (viii), no Default or Event of Default shall have occurred and be
5505	continuing; ~~and~~

5506	(ix) the Parent Borrower ~~and Holdings~~ may make payments to Holdings to permit it
5507	to make Restricted Payments ~~necessary in order to effect the Cequent Spin-off.~~in an amount not
5508	to exceed the Net Proceeds Not Otherwise Applied of any issuance of Equity Interests in
5509	Holdings issued on or after the Restatement Date (other than an issuance to the Parent Borrower
5510	or a Subsidiary and other than an issuance of Disqualified Equity Interests);

5511	(x) the making of any Restricted Payment shall be permitted within 60 days after the
5512	date of declaration thereof if at the date of declaration such Restricted Payment would have
5513	complied with the provisions of this Agreement;

5514	(xi) (i) the Parent Borrower may make payments to Holdings to permit it to purchase,
5515	redeem, defease, or otherwise acquire or retire for value its common stock in an amount not to
5516	exceed $75,000,000 and (ii) the Parent Borrower may make payments to Holdings to permit it to
5517	pay dividends on its common stock in an amount not to exceed, per annum, the greater of
5518	$20,000,000 and 2.0% of Market Capitalization;

5519	(xii) the Parent Borrower and any Subsidiaries may pay or distribute Receivables
5520	Fees;

5521	(xiii) Holdings, the Parent Borrower and any Subsidiary may make Restricted
5522	Payments to allow the payment of cash in lieu of the issuance of fractional shares upon the
5523	exercise of options or warrants or upon the conversion or exchange of Equity Interests of any
5524	such Person; and

5525	(xiv)the Parent Borrower may make payments to Holdings to permit it to make, and
5526	Holdings may make, Restricted Payments; provided that the aggregate amount of such Restricted
5527	Payments, together with the aggregate amount of payments of Indebtedness made pursuant to
5528	Section 6.08(b)(ix) and the aggregate amount of investments made pursuant to Section 6.04(v),
5529	during the RP Period shall not exceed $25,000,000; provided further that at the time of any
5530	payment pursuant to this clause (xiv), no Default or Event of Default shall have occurred and be
5531	continuing.

5532	(b) None of Holdings, the Parent Borrower~~, any Subsidiary Term Borrower~~ or any
5533	Foreign Subsidiary Borrower will, nor will they permit any Subsidiary to, make or agree to pay or make,
5534	directly or indirectly, any payment or other distribution (whether in cash, securities or other property) of
5535	or in respect of principal of or interest on any Indebtedness, or any payment or other distribution (whether
5536	in cash, securities or other property), including any sinking fund or similar deposit, on account of the
5537	purchase, redemption, retirement, acquisition, cancellation or termination of any Indebtedness, except:

5538	(i) payment of Indebtedness created under the Loan Documents;

5539	(ii) payment of regularly scheduled interest and principal payments as and when due
5540	in respect of any Indebtedness, other than payments in respect of subordinated Indebtedness
5541	prohibited by the subordination provisions thereof;

5542	(iii) refinancings of Indebtedness to the extent permitted by Section 6.01;

5543	(iv) payment of secured Indebtedness ~~out of~~;

5544	~~the proceeds of any sale or transfer of the property or assets securing such~~
5545	~~Indebtedness;~~(v) the making of any payment within 60 days of the giving of irrevocable
5546	notice in respect thereof shall be permitted if at the time of the giving of such irrevocable notice,
5547	such payment would have complied with the provisions of this Agreement;

5548	~~(v) [reserved];~~

5549	(vi) payments of Indebtedness with the Net Proceeds Not Otherwise Applied of an
5550	issuance of Equity Interests in Holdings~~; and~~ issued on or after the Restatement Date (other than
5551	an issuance to the Parent Borrower or a Subsidiary and other than an issuance of Disqualified
5552	Equity Interests);

5553	(vii) payments of Indebtedness in an amount equal to the Available Amount; provided
5554	that at the time of such payment and after giving effect thereto, (i) no Default or Event of Default
5555	shall have occurred and be continuing and (ii) at the time of such payment and after giving effect
5556	thereto and to the incurrence of any Indebtedness in connection therewith, the Total Net Leverage
5557	Ratio is not greater than ~~2.00~~3.50 to 1.00~~.~~;

5558	(viii) payments of Indebtedness; provided that if after giving effect to such
5559	payments (and any Indebtedness incurred in connection therewith), the Total Net Leverage Ratio
5560	at the time of the making of such payments (the date of the making of such payments, the “Debt
5561	Repayment Date”) would be (1) less than or equal to 2.25 to 1.00, there shall be no limit on the
5562	amount of payments made pursuant to this clause (viii), (2) less than or equal to 2.75 to 1.00, but
5563	greater than 2.25 to 1.00, the aggregate amount of payments made pursuant to this clause (viii),
5564	together with the aggregate amount of Restricted Payments made pursuant to Section
5565	6.08(a)(viii), during the period from the date 12 months prior to the Debt Repayment Date
5566	through (and including) the Debt Repayment Date (such period, the “Debt Repayment Period”)
5567	shall not exceed $100,000,000, (3) less than or equal to 3.25 to 1.00 but greater than 2.75 to 1.00,
5568	the aggregate amount of payments of Indebtedness made pursuant to this clause (viii), together
5569	with the aggregate amount of Restricted Debt Payments made pursuant to Section 6.08(a)(viii),
5570	during the Debt Repayment Period shall not exceed $50,000,000 and (4) greater than 3.25 to 1.00,
5571	no payments of Indebtedness may be made pursuant to this clause (viii); provided further that at
5572	the time of any payment pursuant to this clause (viii), no Default or Event of Default shall have
5573	occurred and be continuing; and

5574	(ix) payments of Indebtedness; provided that the aggregate amount of such payments,
5575	together with the aggregate amount of Restricted Payments made pursuant to Section 6.08(a)(xiv)
5576	and the aggregate amount of investments made pursuant to Section 6.04(v), during the Debt
5577	Repayment Period shall not exceed $25,000,000; provided further that at the time of any payment
5578	pursuant to this clause (ix), no Default or Event of Default shall have occurred and be continuing.

5579	(c) None of Holdings, the Parent Borrower or any Foreign Subsidiary Borrower will,
5580	nor will they permit any Subsidiary to, enter into or be party to, or make any payment under, any
5581	Synthetic Purchase Agreement unless (i) in the case of any Synthetic Purchase Agreement related to any
5582	Equity Interest of Holdings, the payments required to be made by Holdings are limited to amounts
5583	permitted to be paid under Section 6.08(a), (ii) in the case of any Synthetic Purchase Agreement related to
5584	any Restricted Indebtedness, the payments required to be made by Holdings, the Parent Borrower or the
5585	Subsidiaries thereunder are limited to the amount permitted under Section 6.08(b) and (iii) in the case of
5586	any Synthetic Purchase Agreement, the obligations of Holdings, the Parent Borrower and the Subsidiaries
5587	thereunder are subordinated to the Obligations on terms satisfactory to the Required Lenders.

5588	SECTION 6.09 Transactions with Affiliates. None of Holdings, the Parent Borrower~~,~~
5589	~~any Subsidiary Term Borrower~~ or any Foreign Subsidiary Borrower will, nor will they permit any
5590	Subsidiary to, sell, lease or otherwise transfer any property or assets to, or purchase, lease or otherwise
5591	acquire any property or assets from, or otherwise engage in any other transactions with, any of its
5592	Affiliates, except:

5593	(a) transactions that are at prices and on terms and conditions not less favorable to
5594	the Parent Borrower or such Subsidiary than could be obtained on an arm’s-length basis from
5595	unrelated third parties;

5596	(b) transactions between or among the Parent Borrower and the Subsidiaries not
5597	involving any other Affiliate (to the extent not otherwise prohibited by other provisions of this
5598	Agreement);

5599	(c) any Restricted Payment permitted by Section 6.08; ~~and~~

5600	(d) transactions pursuant to agreements in effect on the Restatement Date and listed
5601	on Schedule 6.09 (provided that this clause (d) shall not apply to any extension, or renewal of, or

5602	any amendment or modification of such agreements that is less favorable to the Parent Borrower
5603	or the applicable Subsidiaries, as the case may be)~~.~~;

5604	(e) payments or loans (or cancellations of loans) to officers, directors, employees or
5605	consultants which are approved by a majority of the board of directors of Holdings in good faith;

5606	(f) the issuance of Equity Interests (other than Disqualified Equity Interests) of
5607	Holdings to any Person;

5608	(g) the issuances of securities or other payments, awards or grants in cash, securities
5609	or otherwise pursuant to, the funding of, or the making of payments pursuant to, employment,
5610	consulting and service agreements and arrangements, stock option and stock ownership plans,
5611	long-term incentive plans or similar employee or director benefit plans approved by the board of
5612	directors of Holdings or any direct or indirect parent of Holdings or the board of directors of the
5613	Parent Borrower or a Subsidiary, as appropriate, in good faith;

5614	(h) any contribution to the capital of Holdings;

5615	(i) transactions between Holdings, the Parent Borrower or any Subsidiary, on the
5616	one hand, and any Person, on the other hand, a director of which is also a director of Holdings or
5617	any direct or indirect parent of Holdings; provided that such director abstains from voting as a
5618	director of Holdings or such direct or indirect parent, as the case may be, on any matter involving
5619	such other Person; and

5620	(j) any employment agreements or any similar or related agreements entered into by
5621	Holdings, the Parent Borrower or any Subsidiary, in each case in the ordinary course of business.

5622	SECTION 6.10 Restrictive Agreements. None of Holdings, the Parent Borrower~~, any~~
5623	~~Subsidiary Term Borrower~~ or any Foreign Subsidiary Borrower will, nor will they permit any Subsidiary
5624	to, directly or indirectly, enter into, incur or permit to exist any agreement or other arrangement that
5625	prohibits, restricts or imposes any condition upon (a) the ability of Holdings, the Parent Borrower or any
5626	Subsidiary to create, incur or permit to exist any Lien upon any of its property or assets, or (b) the ability
5627	of any Subsidiary to pay dividends or other distributions with respect to any shares of its capital stock or
5628	to make or repay loans or advances to the Parent Borrower or any other Subsidiary or to Guarantee
5629	Indebtedness of the Parent Borrower or any other Subsidiary; provided that (i) the foregoing shall not
5630	apply to restrictions and conditions imposed by law, rule, regulation or order or by any Loan Document,
5631	Permitted Receivables Document or any Specified Vendor Receivables Financing Document that are
5632	customary, in the reasonable judgment of the board of directors thereof, for the market in which such
5633	Indebtedness is issued so long as such restrictions do not prevent, impede or impair (x) the creation of
5634	Liens and Guarantees in favor of the Lenders under the Loan Documents or (y) the satisfaction of the
5635	obligations of the Loan Parties under the Loan Documents, (ii) the foregoing shall not apply to
5636	restrictions and conditions existing on the Restatement Date identified on Schedule 6.10 ~~(but shall apply~~
5637	~~to any extension or renewal of, or any amendment or modification expanding the scope of, any such~~
5638	~~restriction or condition)~~, (iii) the foregoing shall not apply to customary restrictions and conditions
5639	contained in agreements relating to the sale of a Subsidiary pending such sale; provided, further, that such
5640	restrictions and conditions apply only to the Subsidiary that is to be sold and such sale is permitted
5641	hereunder ~~and~~, (iv) clause (a) of the foregoing shall not apply to (A) restrictions or conditions imposed by
5642	any agreement relating to secured Indebtedness permitted by this Agreement if such restrictions or
5643	conditions apply only to the property or assets securing such Indebtedness and (B) customary provisions
5644	in leases and other agreements restricting the assignment thereof~~.~~, (v) the foregoing shall not apply to any
5645	agreement or other instrument of a Person acquired by the Parent Borrower or any Subsidiary which was

5646	in existence at the time of such acquisition (but not created in contemplation thereof or to provide all or
5647	any portion of the funds or credit support utilized to consummate such acquisition), which encumbrance
5648	or restriction is not applicable to any Person, or the properties or assets of any Person, other than the
5649	Person and its Subsidiaries, or the property or assets of the Person and its Subsidiaries, so acquired, (vi)
5650	the foregoing shall not apply to customary restrictions on cash or other deposits or net worth required by
5651	customers under contracts entered into in the ordinary course of business, (vii) the foregoing shall not
5652	apply to customary provisions in joint venture agreements, partnership agreements, limited liability
5653	company agreements and similar agreements required in connection with the entering into of such
5654	transaction and (viii) any prohibition or restrictions of the type referred to in clauses (a) or (b) above
5655	imposed by amendments, modifications, restatements, renewals, increases, supplements, refundings,
5656	replacements or refinancings of the contracts, instruments or obligations referred to in clauses (i) through
5657	(vii) above shall be permitted; provided that such amendments, modifications, restatements, renewals,
5658	increases, supplements, refundings, replacements or refinancings do not expand the scope of any such
5659	prohibition or restriction from that originally set forth in the contract, instrument or obligation referred to
5660	in clauses (i) through (vii) above.

5661	SECTION 6.11 Amendment of Material Documents. None of Holdings, the Parent
5662	Borrower~~, any Subsidiary Term Borrower~~ or any Foreign Subsidiary Borrower will, nor will they permit
5663	any Subsidiary (including the Receivables Subsidiary) to, amend, restate, modify or waive any of its
5664	rights under (a) its certificate of incorporation, by-laws or other organizational documents, and (b) any
5665	Material Agreement or other agreements (including joint venture agreements), in each case to the extent
5666	such amendment, restatement, modification or waiver is adverse to the Lenders in any material respect (it
5667	being agreed that the addition or removal of Loan Parties from participation in a Permitted Receivables
5668	Financing or Specified Vendor Receivables Financing shall not constitute an amendment, modification or
5669	waiver of the Receivables Purchase Agreement, Receivables Transfer Agreement or any Specified
5670	Vendor Receivables Financing Document that is adverse to the Lenders).

5671	SECTION 6.12 Interest Expense Coverage Ratio. Neither Holdings nor the Parent
5672	Borrower will permit the Interest Expense Coverage Ratio, in each case as of the last day of any period of
5673	four consecutive fiscal quarters ending after the Restatement Date, to be less than 3.00 to 1.00.

5674	SECTION 6.13 Total Net Leverage Ratio; Senior Secured Net Leverage Ratio. (a)
5675	Neither Holdings nor the Parent Borrower will permit the ~~Leverage~~ Total Net Leverage Ratio as of the
5676	last day of any fiscal quarter ending after the Restatement Date to exceed 4.00 to 1.00; provided that
5677	during a Covenant Holiday Period, neither Holdings nor the Parent Borrower will permit the Total Net
5678	Leverage Ratio as of the last day of any fiscal quarter ending during such Covenant Holiday Period to
5679	exceed 4.50 to 1.00 and (b) neither Holdings nor the Parent Borrower will permit the Senior Secured Net
5680	Leverage Ratio as of the last day of any fiscal quarter ending after the Restatement Date to exceed 3.50 to
5681	1.00; provided that during a Covenant Holiday Period, neither Holdings nor the Parent Borrower will
5682	permit the Senior Secured Net Leverage Ratio as of the last day of any fiscal quarter ending during such
5683	Covenant Holiday Period to exceed 4.00 to 1.00.

5684	SECTION 6.14 Use of Proceeds. No Parent Borrower~~, Subsidiary Term Borrower~~ or
5685	Foreign Subsidiary Borrower will request any Borrowing or Letter of Credit, and no Parent Borrower~~,~~
5686	~~Subsidiary Term Borrower~~ or Foreign Subsidiary Borrower shall use, and shall procure that ~~its~~their
5687	Subsidiaries and its or their respective directors, officers, employees and agents shall not use, the
5688	proceeds of any Borrowing or Letter of Credit (A) in furtherance of an offer, payment, promise to pay, or
5689	authorization of the payment or giving of money, or anything else of value, to any Person in violation of
5690	any Anti-Corruption Laws, (B) for the purpose of funding, financing or facilitating any activities,
5691	business or transaction of or with any Sanctioned Person, or in any Sanctioned Country, to the extent such

5692	activities, businesses or transaction would be prohibited by Sanctions if conducted by a corporation
5693	incorporated in the United States or in a European Union member state or (C) in any manner that would
5694	result in the violation of any Sanctions applicable to any party hereto.

5695	ARTICLE VII
5696
5697	Events of Default

5698	If any of the following events (“Events of Default”) shall occur:

5699	(a) the Parent Borrower~~, any Subsidiary Term Borrower~~ or any Foreign Subsidiary
5700	Borrower shall fail to (i) pay any principal of any Loan or any reimbursement obligation in
5701	respect of any LC Disbursement when and as the same shall become due and payable, whether at
5702	the due date thereof or at a date fixed for prepayment thereof or otherwise or (ii) provide cash
5703	collateral when and as the same shall be required by Section 2.05(k);

5704	(b) the Parent Borrower~~, any Subsidiary Term Borrower~~ or any Foreign Subsidiary
5705	Borrower shall fail to pay any interest on any Loan or any fee or any other amount (other than an
5706	amount referred to in clause (a) of this Article) payable under this Agreement or any other Loan
5707	Document, when and as the same shall become due and payable, and such failure shall continue
5708	unremedied for a period of five Business Days;

5709	(c) any representation or warranty made or deemed made by or on behalf of
5710	Holdings, the Parent ~~Borrower, any Subsidiary Term~~ Borrower, any Foreign Subsidiary Borrower
5711	or any Subsidiary in or in connection with any Loan Document or any amendment or
5712	modification thereof or waiver thereunder, or in any report, certificate, financial statement or
5713	other document furnished pursuant to or in connection with any Loan Document or any
5714	amendment or modification thereof or waiver thereunder, shall prove to have been incorrect in
5715	any material respect when made or deemed made;

5716	(d) Holdings, the Parent Borrower~~, any Subsidiary Term Borrower~~ or any Foreign
5717	Subsidiary Borrower shall fail to observe or perform any covenant, condition or agreement
5718	contained in Section 5.02, 5.04(a) (with respect to the existence of Holdings, the Parent
5719	Borrower~~, any Subsidiary Term Borrower~~ or any Foreign Subsidiary Borrower and ownership of
5720	the ~~Subsidiary Term Borrowers and the~~ Foreign Subsidiary Borrowers), 5.04(b) or 5.11 or in
5721	Article VI;

5722	(e) any Loan Party shall fail to observe or perform any covenant, condition or
5723	agreement contained in any Loan Document (other than those specified in clause (a), (b) or (d) of
5724	this Article), and such failure shall continue unremedied for a period of 30 days after the earlier of
5725	(x) notice thereof from the Administrative Agent to the Parent Borrower (which notice will be
5726	given at the request of any Lender) and (y) the date on which the President, a Vice President or a
5727	Financial Officer of the Parent Borrower becomes aware of such failure;

5728	(f) Holdings, the Parent Borrower or any Subsidiary shall fail to make any payment
5729	(whether of principal, interest or other payment obligations) in respect of any Material
5730	Indebtedness, when and as the same shall become due and payable after giving effect to any
5731	applicable grace period with respect thereto;

5732	(g) any event or condition occurs that results in any Material Indebtedness becoming
5733	due prior to its scheduled maturity or that enables or permits the holder or holders of any Material

5734	Indebtedness or any trustee or agent on its or their behalf to cause any Material Indebtedness to
5735	become due, or to require the prepayment, repurchase, redemption or defeasance thereof, prior to
5736	its scheduled maturity; provided that this clause (g) shall not apply to secured Indebtedness that
5737	becomes due as a result of the voluntary sale or transfer of the property or assets securing such
5738	Indebtedness;

5739	(h) an involuntary proceeding shall be commenced or an involuntary petition shall be
5740	filed seeking (i) liquidation, reorganization or other relief in respect of Holdings, the Parent
5741	~~Borrower, any Subsidiary Term~~ Borrower, any Foreign Subsidiary Borrower or any Subsidiary or
5742	its debts, or of a substantial part of its assets, under any Federal, state or foreign bankruptcy,
5743	insolvency, receivership or similar law now or hereafter in effect or (ii) the appointment of a
5744	receiver, trustee, custodian, sequestrator, conservator or similar official for Holdings, the Parent
5745	Borrower or any Subsidiary or for a substantial part of its assets, and, in any such case, such
5746	proceeding or petition shall continue undismissed for 60 days or an order or decree approving or
5747	ordering any of the foregoing shall be entered;

5748	(i) Holdings, the Parent Borrower or any Subsidiary shall (i) voluntarily commence
5749	any proceeding or file any petition seeking liquidation, reorganization or other relief under any
5750	Federal, state or foreign bankruptcy, insolvency, receivership or similar law now or hereafter in
5751	effect, (ii) consent to the institution of, or fail to contest in a timely and appropriate manner, any
5752	proceeding or petition described in clause (h) of this Article, (iii) apply for or consent to the
5753	appointment of a receiver, trustee, custodian, sequestrator, conservator or similar official for
5754	Holdings, the Parent Borrower or any Subsidiary or for a substantial part of its assets, (iv) file an
5755	answer admitting the material allegations of a petition filed against it in any such proceeding, (v)
5756	make a general assignment for the benefit of creditors or (vi) take any action for the purpose of
5757	effecting any of the foregoing;

5758	(j) Holdings, the Parent Borrower or any Subsidiary shall become unable, admit in
5759	writing in a court proceeding its inability or fail generally to pay its debts as they become due;

5760	(k) one or more judgments for the payment of money in an aggregate amount in
5761	excess of $~~25,000,000~~50,000,000 shall be rendered against Holdings, the Parent Borrower, any
5762	Subsidiary or any combination thereof and the same shall remain undischarged for a period of 30
5763	consecutive days during which execution shall not be effectively stayed, or any action shall be
5764	legally taken by a judgment creditor to attach or levy upon any assets of Holdings, the Parent
5765	Borrower or any Subsidiary to enforce any such judgment;

5766	(l) an ERISA Event shall have occurred that, in the opinion of the Required Lenders,
5767	when taken together with all other ERISA Events that have occurred, could reasonably be
5768	expected to result in a Material Adverse Effect;

5769	(m) any Lien covering property having a book value or fair market value of
5770	$~~1,000,000~~5,000,000 or more purported to be created under any Security Document shall cease to
5771	be, or shall be asserted by any Loan Party not to be, a valid and perfected Lien on any Collateral,
5772	except (i) as a result of the sale or other disposition of the applicable Collateral in a transaction
5773	permitted under the Loan Documents or (ii) as a result of the Administrative Agent’s failure to
5774	maintain possession of any stock certificates, promissory notes or other instruments delivered to it
5775	under the Pledge Agreement;

5776	(n) the Guarantee Agreement or any other Loan Document (other than a Security
5777	Document) shall cease to be, or shall have been asserted in writing by any Loan Party not to be,
5778	in full force and effect in accordance with its terms;

5779	(o) the Parent Borrower, Holdings or any Subsidiary shall challenge the
5780	subordination provisions of the Subordinated Debt or assert that such provisions are invalid or
5781	unenforceable or that the Obligations of the Parent Borrower~~, any Subsidiary Term Borrower~~ or
5782	any Foreign Subsidiary Borrower, or the Obligations of Holdings or any Subsidiary under the
5783	Guarantee Agreement, are not senior Indebtedness under the subordination provisions of the
5784	Subordinated Debt, or any court, tribunal or government authority of competent jurisdiction shall
5785	judge the subordination provisions of the Subordinated Debt to be invalid or unenforceable or
5786	such Obligations to be not senior Indebtedness under such subordination provisions or otherwise
5787	cease to be, or shall be asserted not to be, legal, valid and binding obligations of the parties
5788	thereto, enforceable in accordance with their terms; or

5789	(p) a Change in Control shall occur;

5790	then, and in every such event (other than an event with respect to the Parent Borrower~~, any Subsidiary~~
5791	~~Term Borrower~~ or any Foreign Subsidiary Borrower described in clause (h) or (i) of this Article), and at
5792	any time thereafter during the continuance of such event, the Administrative Agent may, and at the
5793	request of the Required Lenders shall, by notice to the Parent Borrower (on behalf of itself~~, the Subsidiary~~
5794	~~Term Borrowers~~ and the Foreign Subsidiary Borrowers), take either or both of the following actions, at
5795	the same or different times: (i) terminate the Commitments, and thereupon the Commitments shall
5796	terminate immediately, and (ii) declare the Loans then outstanding to be due and payable in whole (or in
5797	part, in which case any principal not so declared to be due and payable may thereafter be declared to be
5798	due and payable), and thereupon the principal of the Loans so declared to be due and payable, together
5799	with accrued interest thereon and all fees and other obligations of the Parent Borrower~~, any Subsidiary~~
5800	~~Term Borrower~~ or any Foreign Subsidiary Borrower accrued hereunder, shall become due and payable
5801	immediately, without presentment, demand, protest or other notice of any kind, all of which are hereby
5802	waived by the Parent Borrower~~, the Subsidiary Term Borrowers~~ and the Foreign Subsidiary Borrowers;
5803	and in case of any event with respect to the Parent ~~Borrower, any Subsidiary Term~~ Borrower or any
5804	Foreign Subsidiary Borrower described in clause (h) or (i) of this Article, the Commitments shall
5805	automatically terminate and the principal of the Loans then outstanding, together with accrued interest
5806	thereon and all fees and other obligations of the Parent Borrower~~, any Subsidiary Term Borrower~~ or any
5807	Foreign Subsidiary Borrower accrued hereunder, shall automatically become due and payable, without
5808	presentment, demand, protest or other notice of any kind, all of which are hereby waived by the Parent
5809	Borrower~~, the Subsidiary Term Borrowers~~ and the Foreign Subsidiary Borrowers.

5810	ARTICLE VIII
5811
5812	The Agents

5813	Each of the Lenders and the Issuing Bank hereby irrevocably appoints the each of the
5814	Administrative Agent (it being understood that reference in this Article VIII to the Administrative Agent
5815	shall be deemed to include the Collateral Agent) and the Foreign Currency Agent as its agent and
5816	authorizes each of the Administrative Agent and the Foreign Currency Agent to take such actions on its
5817	behalf and to exercise such powers as are delegated to the Administrative Agent or the Foreign Currency
5818	Agent, as applicable, by the terms of the Loan Documents, together with such actions and powers as are
5819	reasonably incidental thereto.

5820	Each of the banks serving as the Administrative Agent and the Foreign Currency Agent
5821	hereunder shall have the same rights and powers in its capacity as a Lender as any other Lender and may
5822	exercise the same as though it were not the Administrative Agent or the Foreign Currency Agent, as
5823	applicable, and each such bank and its Affiliates may accept deposits from, lend money to and generally
5824	engage in any kind of business with Holdings, the Parent Borrower or any Subsidiary or other Affiliate
5825	thereof as if it were not the Administrative Agent or the Foreign Currency Agent, as applicable,
5826	hereunder.

5827	The Administrative Agent and the Foreign Currency Agent shall not have any duties or
5828	obligations except those expressly set forth in the Loan Documents. Without limiting the generality of
5829	the foregoing, (a) the Administrative Agent and the Foreign Currency Agent shall not be subject to any
5830	fiduciary or other implied duties, regardless of whether a Default has occurred and is continuing, (b) the
5831	Administrative Agent and the Foreign Currency Agent shall not have any duty to take any discretionary
5832	action or exercise any discretionary powers, except discretionary rights and powers expressly
5833	contemplated by the Loan Documents that the Administrative Agent is required to exercise in writing by
5834	the Required Lenders (or such other number or percentage of the Lenders as shall be necessary under the
5835	circumstances as provided in Section 10.02), and (c) except as expressly set forth in the Loan Documents,
5836	the Administrative Agent and the Foreign Currency Agent shall not have any duty to disclose, and shall
5837	not be liable for the failure to disclose, any information relating to Holdings, the Parent Borrower or any
5838	of its Subsidiaries that is communicated to or obtained by the banks serving as Administrative Agent and
5839	Foreign Currency Agent or any of their Affiliates in any capacity. The Administrative Agent shall not be
5840	liable for any action taken or not taken by it with the consent or at the request of the Required Lenders (or
5841	such other number or percentage of the Lenders as shall be necessary under the circumstances as provided
5842	in Section 10.02) and neither the Administrative Agent nor the Foreign Currency Agent shall be liable for
5843	any action taken or not taken by it in the absence of its own gross negligence or willful misconduct. Each
5844	of the Administrative Agent and the Foreign Currency Agent shall be deemed not to have knowledge of
5845	any Default unless and until written notice thereof is given to the Administrative Agent by Holdings, the
5846	Parent Borrower, a ~~Subsidiary Term Borrower, a~~ Foreign Subsidiary Borrower or a Lender, and neither
5847	the Administrative Agent nor the Foreign Currency Agent shall be responsible for or have any duty to
5848	ascertain or inquire into (i) any statement, warranty or representation made in or in connection with any
5849	Loan Document, (ii) the contents of any certificate, report or other document delivered thereunder or in
5850	connection therewith, (iii) the performance or observance of any of the covenants, agreements or other
5851	terms or conditions set forth in any Loan Document or the occurrence of any Event of default, (iv) the
5852	validity, enforceability, effectiveness or genuineness of any Loan Document or any other agreement,
5853	instrument or document, or (v) the satisfaction of any condition set forth in Article IV or elsewhere in any
5854	Loan Document, other than to confirm receipt of items expressly required to be delivered to the
5855	Administrative Agent or the Foreign Currency Agent.

5856	Each of the Administrative Agent and the Foreign Currency Agent shall be entitled to
5857	rely upon, and shall not incur any liability for relying upon, any notice, request, certificate, consent,
5858	statement, instrument, document or other writing believed by it to be genuine and to have been signed or
5859	sent by the proper Person. Each of the Administrative Agent and the Foreign Currency Agent also may
5860	rely upon any statement made to it orally or by telephone and believed by it to be made by the proper
5861	Person, and shall not incur any liability for relying thereon. Each of the Administrative Agent and the
5862	Foreign Currency Agent may consult with legal counsel (who may be counsel for the Parent Borrower~~, a~~
5863	~~Subsidiary Term Borrower~~ or any Foreign Subsidiary Borrower), independent accountants and other
5864	experts selected by it, and shall not be liable for any action taken or not taken by it in accordance with the
5865	advice of any such counsel, accountants or experts.

5866	Each of the Administrative Agent and the Foreign Currency Agent may perform any and
5867	all its duties and exercise its rights and powers by or through any one or more sub-agents appointed by the
5868	Administrative Agent or the Foreign Currency Agent, as applicable. Each of the Administrative Agent,
5869	the Foreign Currency Agent and any such sub-agent may perform any and all its duties and exercise its
5870	rights and powers through their respective Related Parties. The exculpatory provisions of the preceding
5871	paragraphs shall apply to any such sub-agent and to the Related Parties of each Administrative Agent,
5872	Foreign Currency Agent and any such sub-agent, and shall apply to their respective activities in
5873	connection with the syndication of the credit facilities provided for herein as well as activities as
5874	Administrative Agent or Foreign Currency Agent, as applicable.

5875	Subject to the appointment and acceptance of a successor Administrative Agent as
5876	provided in this paragraph, the Administrative Agent may resign at any time by notifying the Lenders, the
5877	Issuing Bank and the Parent Borrower (on behalf of itself~~, the Subsidiary Term Borrowers~~ and the
5878	Foreign Subsidiary Borrowers). Upon any such resignation, the Required Lenders shall have the right, in
5879	consultation with the Parent Borrower and, if applicable, the relevant ~~Subsidiary Term Borrower and~~
5880	Foreign Subsidiary Borrower, to appoint a successor from among the Lenders. If no successor shall have
5881	been so appointed by the Required Lenders and shall have accepted such appointment within 30 days
5882	after the retiring Administrative Agent gives notice of its resignation, then the retiring Administrative
5883	Agent may, on behalf of the Lenders and the Issuing Bank, appoint a successor Administrative Agent
5884	which shall be a bank with an office in New York, New York, or an Affiliate of any such bank. Upon the
5885	acceptance of its appointment as Administrative Agent hereunder by a successor, such successor shall
5886	succeed to and become vested with all the rights, powers, privileges and duties of the retiring
5887	Administrative Agent, and the retiring Administrative Agent shall be discharged from its duties and
5888	obligations hereunder. The fees payable by the Parent Borrower (on behalf of itself~~, the Subsidiary Term~~
5889	~~Borrowers~~ and the Foreign Subsidiary Borrowers) to a successor Administrative Agent shall be the same
5890	as those payable to its predecessor unless otherwise agreed between the Parent Borrower (on behalf of
5891	itself~~, the Subsidiary Term Borrowers~~ and the Foreign Subsidiary Borrowers) and such successor. After
5892	the Administrative Agent’s resignation hereunder, the provisions of this Article and Section 10.03 shall
5893	continue in effect for the benefit of such retiring Administrative Agent, its sub-agents and their respective
5894	Related Parties in respect of any actions taken or omitted to be taken by any of them while it was acting
5895	as Administrative Agent.

5896	Subject to the appointment and acceptance of a successor Foreign Currency Agent as
5897	provided in this paragraph, the Administrative Agent may resign at any time by notifying the Lenders, the
5898	Administrative Agent and the Parent Borrower (on behalf of itself~~, the Subsidiary Term Borrowers~~ and
5899	the Foreign Subsidiary Borrowers). Upon any such resignation, the Required Lenders shall have the
5900	right, in consultation with the Parent Borrower and, if applicable, the relevant Foreign Subsidiary
5901	Borrower, to appoint a successor from among the Lenders. If no successor shall have been so appointed
5902	by the Required Lenders and shall have accepted such appointment within 10 days after the retiring
5903	Foreign Currency Agent gives notice of its resignation, then the retiring Foreign Currency Agent may, on
5904	behalf of the Lenders and the Administrative Agent, appoint a successor Foreign Currency Agent. Upon
5905	the acceptance of its appointment as Foreign Currency Agent hereunder by a successor, such successor
5906	shall succeed to and become vested with all the rights, powers, privileges and duties of the retiring
5907	Foreign Currency Agent, and the retiring Foreign Currency Agent shall be discharged from its duties and
5908	obligations hereunder. The fees payable by the Parent Borrower (on behalf of itself and the Foreign
5909	Subsidiary Borrowers) to a successor Foreign Currency Agent shall be the same as those payable to its
5910	predecessor unless otherwise agreed between the Parent Borrower (on behalf of itself and the Foreign
5911	Subsidiary Borrowers) and such successor. After the Administrative Agent’s resignation hereunder, the
5912	provisions of this Article and Section 10.03 shall continue in effect for the benefit of such retiring Foreign

5913	Currency Agent, its sub-agents and their respective Related Parties in respect of any actions taken or
5914	omitted to be taken by any of them while it was acting as Foreign Currency Agent.

5915	Each Lender acknowledges that it has, independently and without reliance upon the
5916	Administrative Agent, the Foreign Currency Agent or any other Lender and based on such documents and
5917	information as it has deemed appropriate, made its own credit analysis and decision to enter into this
5918	Agreement. Each Lender also acknowledges that it will, independently and without reliance upon the
5919	Administrative Agent, the Foreign Currency Agent or any other Lender and based on such documents and
5920	information as it shall from time to time deem appropriate, continue to make its own decisions in taking
5921	or not taking action under or based upon this Agreement, any other Loan Document or related agreement
5922	or any document furnished hereunder or thereunder.

5923	None of the Syndication Agents or Documentation Agents shall have any duties or
5924	responsibilities hereunder in their respective capacities as such.

5925	ARTICLE IX
5926
5927	~~Collection Allocation Mechanism~~[Reserved]

5928	~~SECTION 9.01 Implementation of CAM.~~

5929	~~(a) On the CAM Exchange Date, (i) the Commitments shall automatically and~~
5930	~~without further act be terminated as provided in Article VII and (ii) the Lenders shall automatically and~~
5931	~~without further act (and without regard to the provisions of Section 10.04) be deemed to have exchanged~~
5932	~~interests in the Credit Facilities such that in lieu of the interest of each Lender in each Credit Facility in~~
5933	~~which it shall participate as of such date (including such Lender’s interest in the Specified Obligations of~~
5934	~~each Loan Party in respect of each such Credit Facility), such Lender shall hold an interest in every one of~~
5935	~~the Credit Facilities (including the Specified Obligations of each Loan Party in respect of each such~~
5936	~~Credit Facility and each LC Reserve Account established pursuant to Section 9.02 below), whether or not~~
5937	~~such Lender shall previously have participated therein, equal to such Lender’s CAM Percentage thereof.~~
5938	~~Each Lender and each Loan Party hereby consents and agrees to the CAM Exchange, and each Lender~~
5939	~~agrees that the CAM Exchange shall be binding upon its successors and assigns and any person that~~
5940	~~acquires a participation in its interests in any Credit Facility.~~

5941	~~(b) As a result of the CAM Exchange, upon and after the CAM Exchange Date, each~~
5942	~~payment received by the Administrative Agent or the Collateral Agent pursuant to any Loan Document in~~
5943	~~respect of the Specified Obligations, and each distribution made by the Collateral Agent pursuant to any~~
5944	~~Security Documents in respect of the Specified Obligations, shall be distributed to the Lenders pro rata in~~
5945	~~accordance with their respective CAM Percentages. Any direct payment received by a Lender upon or~~
5946	~~after the CAM Exchange Date, including by way of setoff, in respect of a Specified Obligation shall be~~
5947	~~paid over to the Administrative Agent for distribution to the Lenders in accordance herewith.~~

5948	~~SECTION 9.02 Letters of Credit.~~

5949	~~(a) In the event that on the CAM Exchange Date any Letter of Credit shall be~~
5950	~~outstanding and undrawn in whole or in part, or any amount drawn under a Letter of Credit shall not have~~
5951	~~been reimbursed either by the Parent Borrower or any Foreign Subsidiary Borrower, as the case may be,~~
5952	~~or with the proceeds of a Revolving Loan, each Revolving Lender shall promptly pay over to the~~
5953	~~Administrative Agent, in immediately available funds and in dollars, an amount equal to such Revolving~~
5954	~~Lender’s Applicable Percentage (as notified to such Lender by the Administrative Agent) of such Letter~~
5955	~~of Credit’s undrawn face amount (or, in the case of any Letter of Credit denominated in a currency other~~

5956	~~than dollars, the Dollar Equivalent thereof) or (to the extent it has not already done so) such Letter of~~
5957	~~Credit’s unreimbursed drawing (or, in the case of any Letter of Credit denominated in a currency other~~
5958	~~than dollars, the Dollar Equivalent thereof), together with interest thereon from the CAM Exchange Date~~
5959	~~to the date on which such amount shall be paid to the Administrative Agent at the rate that would be~~
5960	~~applicable at the time to an ABR Revolving Loan in a principal amount equal to such amount, as the case~~
5961	~~may be. The Administrative Agent shall establish a separate account or accounts for each Revolving~~
5962	~~Lender (each, an “LC Reserve Account”) for the amounts received with respect to each such Letter of~~
5963	~~Credit pursuant to the preceding sentence. The Administrative Agent shall deposit in each Revolving~~
5964	~~Lender’s LC Reserve Account such Lender’s CAM Percentage of the amounts received from the~~
5965	~~Revolving Lenders as provided above. The Administrative Agent shall have sole dominion and control~~
5966	~~over each LC Reserve Account, and the amounts deposited in each LC Reserve Account shall be held in~~
5967	~~such LC Reserve Account until withdrawn as provided in paragraph (b), (c), (d) or (e) below. The~~
5968	~~Administrative Agent shall maintain records enabling it to determine the amounts paid over to it and~~
5969	~~deposited in the LC Reserve Accounts in respect of each Letter of Credit and the amounts on deposit in~~
5970	~~respect of each Letter of Credit attributable to each Lender’s CAM Percentage. The amounts held in each~~
5971	~~Lender’s LC Reserve Account shall be held as a reserve against the LC Exposure, shall be the property of~~
5972	~~such Lender, shall not constitute Loans to or give rise to any claim of or against any Loan Party and shall~~
5973	~~not give rise to any obligation on the part of the Parent Borrower or the Foreign Subsidiary Borrowers to~~
5974	~~pay interest to such Lender, it being agreed that the reimbursement obligations in respect of Letters of~~
5975	~~Credit shall arise only at such times as drawings are made thereunder, as provided in Section 2.05.~~

5976	~~(b) In the event that after the CAM Exchange Date any drawing shall be made in~~
5977	~~respect of a Letter of Credit, the Administrative Agent shall, at the request of the Issuing Bank, withdraw~~
5978	~~from the LC Reserve Account of each Revolving Lender any amounts, up to the amount of such Lender’s~~
5979	~~CAM Percentage of such drawing (or in the case of any drawing under a Letter of Credit denominated in~~
5980	~~a currency other than dollars, the Dollar Equivalent of such drawing), deposited in respect of such Letter~~
5981	~~of Credit and remaining on deposit and deliver such amounts to the Issuing Bank in satisfaction of the~~
5982	~~reimbursement obligations of the Revolving Lenders under Section 2.05(e) (but not of the Parent~~
5983	~~Borrower and the Foreign Subsidiary Borrowers under Section 2.05(f), respectively). In the event any~~
5984	~~Revolving Lender shall default on its obligation to pay over any amount to the Administrative Agent in~~
5985	~~respect of any Letter of Credit as provided in this Section 9.02, the Issuing Bank shall, in the event of a~~
5986	~~drawing thereunder, have a claim against such Revolving Lender to the same extent as if such Lender had~~
5987	~~defaulted on its obligations under Section 2.05(e), but shall have no claim against any other Lender in~~
5988	~~respect of such defaulted amount, notwithstanding the exchange of interests in the reimbursement~~
5989	~~obligations pursuant to Section 9.01. Each other Lender shall have a claim against such defaulting~~
5990	~~Revolving Lender for any damages sustained by it as a result of such default, including, in the event such~~
5991	~~Letter of Credit shall expire undrawn, its CAM Percentage of the defaulted amount.~~

5992	~~(c) In the event that after the CAM Exchange Date any Letter of Credit shall expire~~
5993	~~undrawn, the Administrative Agent shall withdraw from the LC Reserve Account of each Revolving~~
5994	~~Lender the amount remaining on deposit therein in respect of such Letter of Credit and distribute such~~
5995	~~amount to such Lender.~~

5996	~~(d) With the prior written approval of the Administrative Agent and the Issuing~~
5997	~~Bank, any Revolving Lender may withdraw the amount held in its LC Reserve Account in respect of the~~
5998	~~undrawn amount of any Letter of Credit. Any Revolving Lender making such a withdrawal shall be~~
5999	~~unconditionally obligated, in the event there shall subsequently be a drawing under such Letter of Credit,~~
6000	~~to pay over to the Administrative Agent, for the account of the Issuing Bank on demand, its CAM~~
6001	~~Percentage of such drawing.~~

6002	~~(e) Pending the withdrawal by any Revolving Lender of any amounts from its LC~~
6003	~~Reserve Account as contemplated by the above paragraphs, the Administrative Agent will, at the direction~~
6004	~~of such Lender and subject to such rules as the Administrative Agent may prescribe for the avoidance of~~
6005	~~inconvenience, invest such amounts in Permitted Investments. Each Revolving Lender that has not~~
6006	~~withdrawn its CAM Percentage of amounts in its LC Reserve Account as provided in paragraph (d) above~~
6007	~~shall have the right, at intervals reasonably specified by the Administrative Agent, to withdraw the~~
6008	~~earnings on investments so made by the Administrative Agent with amounts in its LC Reserve Account~~
6009	~~and to retain such earnings for its own account.~~

6010	ARTICLE X
6011
6012	Miscellaneous

6013	SECTION 10.01 Notices. Except in the case of notices and other communications
6014	expressly permitted to be given by telephone, all notices and other communications provided for herein
6015	shall be in writing and shall be delivered by hand or overnight courier service, mailed by certified or
6016	registered mail or sent by telecopy, as follows:

6017	(a) if to Holdings, the Parent Borrower~~, any Subsidiary Term Borrower~~ or any
6018	Foreign Subsidiary Borrower, to the Parent Borrower (on behalf of itself, Holdings~~, any~~
6019	~~Subsidiary Term Borrower~~ and any Foreign Subsidiary Borrower) at ~~39400~~38505 Woodward
6020	Avenue, Suite ~~130~~200, Bloomfield Hills, ~~MI~~Michigan 48304, Attention of Joshua Sherbin,
6021	General Counsel (Telephone No. (248) 631-5450, Telecopy No. (248) 631-5413),

6022	with a copy to:
6023
6024	~~Jonathan A. Schaffzin~~Kimberly C. Petillo-Décossard,, Esq.
6025	Cahill Gordon & Reindel LLP
6026	80 Pine Street
6027	New York, New York 10005
6028	(Telecopy No. (212) 378-2329);

6029	(b) if to the Administrative Agent, to JPMorgan Chase Bank, N.A., 10 South
6030	Dearborn, Floor ~~7~~L2, Chicago, Illinois 60603 Attention of ~~Joyce King (~~Dartonya Jackson (Email:
6031	jpm.agency.cri@jpmorgan.com, Telecopy: 888-292-9533, Telephone: 312-~~385~~732-~~7025~~7032);

6032	(c) if to the Foreign Currency Agent, to it at J.P. Morgan Europe Limited, 25 Bank
6033	Street, Canary Wharf, London E14 5JP, Attention of The Manager, Loan & Agency Services
6034	(Telecopy: 44-207-777-2360, Email: loan_and_agency_london@jpmorgan.com);

6035	(d) if to JPMCB, as an Issuing Bank, to it at JPMorgan Chase Bank, N.A~~.,~~ 10 South
6036	Dearborn Street, Floor L2, Chicago, ~~Illinois 60603 (Telecopy: 888-303-9732; Telephone: 312-~~
6037	~~732-7982), Attention of Susan Thomas, and in the event that there is more than one Issuing Bank,~~
6038	~~to such other Issuing Bank at its address (or telecopy number) set forth in its Administrative~~
6039	~~Questionnaire~~IL 6060 (Fax: 214-307-6874; Email:
6040	Chicago.LC.Agency.Activity.Team@JPMChase.com), Attention of Chicago LC Agency Activity
6041	Team, and;

6042	(e) if to JPMCB, as a Swingline Lender, to it at JPMorgan Chase Bank, N.A., 10
6043	South Dearborn, Floor ~~7~~L2, Chicago, Illinois 60603~~,~~ Attention of ~~Joyce King (~~Dartonya Jackson

6044	(Email: jpm.agency.cri@jpmorgan.com, Telecopy: 888-292-9533, Telephone: 312-~~385~~732-
6045	~~7025~~7032); and

6046	(f) if to any other Lender, Swingline Lender or Issuing Bank, to it at its address (or
6047	telecopy number) set forth in its Administrative Questionnaire.

6048	Any party hereto may change its address or telecopy number for notices and other
6049	communications hereunder by notice to the other parties hereto. All notices and other communications
6050	given to any party hereto in accordance with the provisions of this Agreement shall be deemed to have
6051	been given on the date of receipt.

6052	SECTION 10.02 Waivers; Amendments.

6053	(a) No failure or delay by the Administrative Agent, the Issuing Bank or any Lender
6054	in exercising any right or power hereunder or under any other Loan Document shall operate as a waiver
6055	thereof, nor shall any single or partial exercise of any such right or power, or any abandonment or
6056	discontinuance of steps to enforce such a right or power, preclude any other or further exercise thereof or
6057	the exercise of any other right or power. The rights and remedies of the Administrative Agent, the Issuing
6058	Bank and the Lenders hereunder and under the other Loan Documents are cumulative and are not
6059	exclusive of any rights or remedies that they would otherwise have. No waiver of any provision of any
6060	Loan Document or consent to any departure by any Loan Party therefrom shall in any event be effective
6061	unless the same shall be permitted by paragraph (b) of this Section, and then such waiver or consent shall
6062	be effective only in the specific instance and for the purpose for which given. Without limiting the
6063	generality of the foregoing, the making of a Loan or issuance of a Letter of Credit shall not be construed
6064	as a waiver of any Default, regardless of whether the Administrative Agent, any Lender or the Issuing
6065	Bank may have had notice or knowledge of such Default at the time.

6066	(b) Except as provided in Section 2.14, Section 2.20 and Section 2.21, neither this
6067	Agreement nor any other Loan Document nor any provision hereof or thereof may be waived, amended or
6068	modified except, in the case of this Agreement, pursuant to an agreement or agreements in writing entered
6069	into by Holdings, the Parent Borrower~~, each Subsidiary Term Borrower (but only to the extent such~~
6070	~~waiver, amendment or modification relates to such Subsidiary Term Borrower)~~, each Foreign Subsidiary
6071	Borrower (but only to the extent such waiver, amendment or modification relates to such Foreign
6072	Subsidiary Borrower) and the Required Lenders or, in the case of any other Loan Document, pursuant to
6073	an agreement or agreements in writing entered into by the Administrative Agent and the Loan Party or
6074	Loan Parties that are parties thereto, in each case with the written consent of the Required Lenders;
6075	provided that no such agreement shall (i) increase the Commitment of any Lender without the written
6076	consent of such Lender, (ii) reduce the principal amount of any Loan or LC Disbursement or reduce the
6077	rate of interest thereon, or reduce any fees or other amounts payable hereunder, without the written
6078	consent of each Lender affected thereby, (iii) postpone the maturity of any Loan, or ~~any scheduled date of~~
6079	~~payment of the principal amount of any Term Loan under Section 2.10, or~~ the required date of
6080	reimbursement of any LC Disbursement, or any date for the payment of any interest, fees or other
6081	amounts payable hereunder, or reduce or forgive the amount of, waive or excuse any such payment, or
6082	postpone the scheduled date of expiration of any Commitment or postpone the scheduled date of
6083	expiration of any Letter of Credit beyond the Revolving Maturity Date, without the written consent of
6084	each Lender affected thereby, (iv) change Section 2.18(a), (b) or (c) in a manner that would alter the pro
6085	rata sharing of payments required thereby, without the written consent of each Lender, (v) change the
6086	definition of “Required Lenders” or any other provision of any Loan Document (including this Section)
6087	specifying the number or percentage of Lenders (or Lenders of any Class) required to waive, amend or
6088	modify any rights thereunder or make any determination or grant any consent thereunder, without the

6089	written consent of each Lender (or each Lender of such Class, as the case may be), (vi) release Holdings
6090	or any Subsidiary Loan Party from its Guarantee under the Guarantee Agreement (except as expressly
6091	provided in the Guarantee Agreement), or limit its liability in respect of such Guarantee, without the
6092	written consent of each Lender, (vii) release all or substantially all of the Collateral from the Liens of the
6093	Security Documents, without the written consent of each Lender (except as expressly provided in the
6094	Security Documents), (viii) change the order of priority of payments set forth in Section 5.02 of the
6095	Security Agreement or Section 7 of the Pledge Agreement, in each case without the written consent of
6096	each Lender, (ix) change any ~~provisions~~provision of any Loan Document in a manner that by its terms
6097	adversely affects the rights in respect of payments due to Lenders holding Loans of any Class differently
6098	than those ~~holding~~holdings Loans of any other Class, without the written consent of Lenders holding a
6099	majority in interest of the outstanding Loans and unused Commitments of each affected Class or (x)
6100	require any Lender to make any extension of credit hereunder in a currency other than dollars or another
6101	currency agreed by such Lender as a currency in which such Lender will make extensions of credit
6102	available hereunder, without the written consent of such Lender; provided, further, that (A) no such
6103	agreement shall amend, modify or otherwise affect the rights or duties of the Administrative Agent, the
6104	Foreign Currency Agent, the Fronting Lender, the Issuing Bank or the Swingline Lenders without the
6105	prior written consent of the Administrative Agent, the Foreign Currency Agent, the Fronting Lender, the
6106	Issuing Bank or the Swingline Lenders, as the case may be~~,~~ and (B) any waiver, amendment or
6107	modification of this Agreement that by its terms affects the rights or duties under this Agreement of the
6108	Lenders of a particular Class (but not the Lenders of any other Class) may be effected by an agreement or
6109	agreements in writing entered into by Holdings, the Parent Borrower~~, each Subsidiary Term Borrower~~
6110	~~(but only to the extent such waiver, amendment or modification relates to such Subsidiary Term~~
6111	~~Borrower)~~, each Foreign Subsidiary Borrower (but only to the extent such waiver, amendment or
6112	modification relates to such Foreign Subsidiary Borrower) and requisite percentage in interest of the
6113	affected Class of Lenders that would be required to consent thereto under this Section if such Class of
6114	Lenders were the only Class of Lenders hereunder at the time. Notwithstanding the foregoing, any
6115	provision of this Agreement may be amended by an agreement in writing entered into by Holdings, the
6116	Parent Borrower, each ~~Subsidiary Term Borrower (but only to the extent such waiver, amendment or~~
6117	~~modification relates to such Subsidiary Term Borrower), each~~ Foreign Subsidiary Borrower (but only to
6118	the extent such waiver, amendment or modification relates to such Foreign Subsidiary Borrower), the
6119	Required Lenders and the Administrative Agent (and, if their rights or obligations are affected thereby,
6120	the Foreign Currency Agent, the Issuing Bank, the Fronting Lender and the Swingline Lenders) if (i) by
6121	the terms of such agreement the Commitment of each Lender not consenting to the amendment provided
6122	for therein shall terminate upon the effectiveness of such amendment and (ii) at the time such amendment
6123	becomes effective, each Lender not consenting thereto receives payment in full of the principal of and
6124	interest accrued on each Loan made by it and all other amounts owing to it or accrued for its account
6125	under this Agreement.

6126	(c) In connection with any proposed amendment, modification, waiver or
6127	termination (a “Proposed Change”) requiring the consent of all Lenders or all affected Lenders, if the
6128	consent of the Required Lenders (and, to the extent any Proposed Change requires the consent of Lenders
6129	holding Loans of any Class pursuant to clause (v) or (~~viii~~ix) of paragraph (b) of this Section, the consent
6130	of at least 50% in interest of the outstanding Loans and unused Commitments of such Class) to such
6131	Proposed Change is obtained, but the consent to such Proposed Change of other Lenders whose consent is
6132	required is not obtained (any such Lender whose consent is not obtained as described in paragraph (b) of
6133	this Section being referred to as a “Non-Consenting Lender”), then, so long as the Lender that is acting as
6134	Administrative Agent is not a Non-Consenting Lender, the Parent Borrower may, at its sole expense and
6135	effort, upon notice to such Non-Consenting Lender and the Administrative Agent, require such Non-
6136	Consenting Lender to assign and delegate, without recourse (in accordance with and subject to the
6137	restrictions contained in Section 10.04), all its interests, rights and obligations under this Agreement to an

6138	assignee that shall assume such obligations (which assignee may be another Lender, if a Lender accepts
6139	such assignment), provided that (a) the Parent Borrower shall have received the prior written consent of
6140	the Administrative Agent ~~(and, if a Revolving Commitment is being assigned~~, the Foreign Currency
6141	Agent, the Fronting Lender, the Issuing Bank and the Swingline Lenders~~)~~, which consent shall not be
6142	unreasonably withheld, (b) such Non-Consenting Lender shall have received payment of an amount equal
6143	to the outstanding principal of its Loans and participations in LC Disbursements, Swingline Loans and
6144	Foreign Currency Loans, accrued interest thereon, accrued fees and all other amounts payable to it
6145	hereunder from the assignee (to the extent of such outstanding principal and accrued interest and fees) or
6146	the Parent Borrower (in the case of all other amounts), (c) the Parent Borrower or such assignee shall
6147	have paid to the Administrative Agent the processing and recordation fee specified in Section 10.04(b),
6148	(d) such assignee shall consent to such Proposed Change and (e) if such Non-Consenting Lender is acting
6149	as the Administrative Agent, it will not be required to assign and delegate its interests, rights and
6150	obligations as Administrative Agent under this Agreement.

6151	(d) Notwithstanding the foregoing, (i) the Administrative Agent and the Parent
6152	Borrower may amend, modify or supplement any Loan Document without the consent of any Lender or
6153	the Required Lenders in order to correct, amend or cure any ambiguity, inconsistency or defect or correct
6154	any typographical error or other manifest error in any Loan Document, (ii) this Agreement may be
6155	amended ~~(x) with the written consent of the Administrative Agent, the Parent Borrower and the Lenders~~
6156	~~providing the relevant Replacement Term Loans (as defined below) to permit the refinancing,~~
6157	~~replacement or modification of all or any portion of the outstanding Term Loans or Incremental Term~~
6158	~~Loans (such Loans, the “Replaced Term Loans”) with a replacement term loan hereunder (“Replacement~~
6159	~~Term Loans”); provided, that (a) the aggregate principal amount of such Replacement Term Loans shall~~
6160	~~not exceed the aggregate principal amount of such Replaced Term Loans (plus unpaid accrued interest~~
6161	~~and premium thereon at such time plus reasonable fees and expenses incurred in connection with such~~
6162	~~replacement), (b) the terms of the Replacement Term Loans (1) (excluding pricing, fees and rate floors~~
6163	~~and optional prepayment or redemption terms and subject to clause (2) below) reflect, in Parent~~
6164	~~Borrower’s reasonable judgment, then-existing market terms and conditions and (2) (excluding pricing,~~
6165	~~fees and rate floors) are no more favorable to the lenders providing such Replacement Term Loans than~~
6166	~~those applicable to the Replaced Term Loans (in each case, including with respect to mandatory and~~
6167	~~optional prepayments); provided that the foregoing shall not apply to covenants or other provisions~~
6168	~~applicable only to periods after the Latest Maturity Date in effect immediately prior to the establishment~~
6169	~~of such Replacement Term Loans; provided further that any Replacement Term Loans may add additional~~
6170	~~covenants or events of default not otherwise applicable to the Replaced Term Loans or covenants more~~
6171	~~restrictive than the covenants applicable to the Replaced Term Loans, in each case prior to the Latest~~
6172	~~Maturity Date in effect immediately prior to the establishment of such Replacement Term Loans so long~~
6173	~~as all Lenders receive the benefits of such additional covenants, events of default or more restrictive~~
6174	~~covenants, (c) the weighted average life to maturity of any Replacement Term Loans shall be no shorter~~
6175	~~than the remaining weighted average life to maturity of the Replaced Terms Loans, (d) the maturity date~~
6176	~~with respect to any Replacement Term Loans shall be no earlier than the maturity date with respect to the~~
6177	~~Replaced Term Loans, (e) no Subsidiary that is not originally obligated with respect to repayment of the~~
6178	~~Replaced Term Loans is obligated with respect to the Replacement Term Loans, unless such Subsidiary~~
6179	~~becomes obligated on a pari passu basis in respect of any other then outstanding Loans and~~
6180	~~Commitments, and (f) any Person that the Parent Borrower proposes to become a lender in respect of the~~
6181	~~Replacement Term Loans, if such Person is not then a Lender, must be reasonably acceptable to the~~
6182	~~Administrative Agent and (y) with~~with the written consent of the Administrative Agent, the Parent
6183	Borrower and the Lenders providing the relevant Replacement Revolving Facility (as defined below) to
6184	permit the refinancing, replacement or modification of all or any portion of the Revolving Commitments
6185	and Revolving Loans (a “Replaced Revolving Facility”) with a replacement revolving facility hereunder
6186	(a “Replacement Revolving Facility”); provided that (a) the aggregate amount of such Replacement

6187	Revolving Facility shall not exceed the aggregate amount of such Replaced Revolving Facility plus
6188	unpaid accrued interest and premium thereon at such time plus reasonable fees and expenses incurred in
6189	connection with such replacement), (b) the terms of the Replacement Revolving Facility (1) (excluding
6190	pricing, fees and rate floors and optional prepayment or redemption terms and subject to clause (2) below)
6191	reflect, in Parent Borrower’s reasonable judgment, then-existing market terms and conditions and (2)
6192	(excluding pricing, fees and rate floors) are no more favorable to the lenders providing such Replacement
6193	Revolving Facility than those applicable to the Replaced Revolving Facility (in each case, including with
6194	respect to mandatory and optional prepayments); provided that the foregoing shall not apply to covenants
6195	or other provisions applicable only to periods after the Latest Maturity Date in effect immediately prior to
6196	the establishment of such Replacement Revolving Facility; provided further that any Replacement
6197	Revolving Facility may add additional covenants or events of default not otherwise applicable to the
6198	Replaced Revolving Facility or covenants more restrictive than the covenants applicable to the Replaced
6199	Revolving Facility, in each case prior to the Latest Maturity Date in effect immediately prior to the
6200	establishment of such Replacement Revolving Facility so long as all Lenders receive the benefits of such
6201	additional covenants, events of default or more restrictive covenants, (c) the maturity date with respect to
6202	any Replacement Revolving Facility shall be no earlier than the maturity date with respect to the
6203	Replaced Revolving Facility, (d) no Subsidiary that is not originally obligated with respect to repayment
6204	of the Replaced Revolving Facility is obligated with respect to the Replacement Revolving Facility,
6205	unless such Subsidiary becomes obligated on a pari passu basis in respect of any other then outstanding
6206	Loans and Commitments, and (e) any Person that the Parent Borrower proposes to become a lender in
6207	respect of the Replacement Revolving Facility, if such Person is not then a Lender, must be reasonably
6208	acceptable to the Administrative Agent, the Foreign Currency Agent, the Fronting Lender, the Issuing
6209	Banks and the Swingline Lenders. Notwithstanding the foregoing, in no event shall there be more than
6210	~~seven~~three maturity dates in respect of the ~~Credit Facilities~~Revolving Commitments (including any
6211	Extended ~~Term Loans, Extended~~ Revolving Commitments~~, Replacement Term Loans~~ or Replacement
6212	Revolving Facilities) and (iii) the Administrative Agent, the Parent Borrower and any financial institution
6213	may, without the consent of any other Lender or the Required Lenders, agree to designate such financial
6214	institution as an additional Swingline Lender and, upon such designation in writing, such additional
6215	financial institutions shall become a Swingline Lender under this Agreement and be subject to all rights,
6216	duties and obligations of a Swingline Lender.

6217	SECTION 10.03 Expenses; Indemnity; Damage Waiver.

6218	(a) Holdings, the Parent Borrower~~, each Subsidiary Term Borrower~~ and each
6219	Foreign Subsidiary Borrower, jointly and severally, shall pay (i) all reasonable out-of-pocket expenses
6220	incurred by the Agents and their Affiliates, including the reasonable fees, charges and disbursements of
6221	one counsel in each applicable jurisdiction for each of the Agents, in connection with the syndication of
6222	the credit facilities provided for herein, due diligence investigation, the preparation and administration of
6223	the Loan Documents or any amendments, modifications or waivers of the provisions thereof (whether or
6224	not the transactions contemplated hereby or thereby shall be consummated), (ii) all reasonable out of-
6225	pocket expenses incurred by the Issuing Bank in connection with the issuance, amendment, renewal or
6226	extension of any Letter of Credit or any demand for payment thereunder and (iii) all out-of-pocket
6227	expenses incurred by the Agents, the Issuing Bank or any Lender, including the fees, charges and
6228	disbursements of any counsel for the Agents, the Issuing Bank or any Lender, in connection with the
6229	enforcement or protection of its rights in connection with the Loan Documents, including its rights under
6230	this Section, or in connection with the Loans made or Letters of Credit issued hereunder, including all
6231	such ~~out-of pocket~~out-of-pocket expenses incurred during any workout, restructuring or negotiations in
6232	respect of such Loans or Letters of Credit.

6233	(b) Holdings, the Parent Borrower~~, each Subsidiary Term Borrower~~ and each
6234	Foreign Subsidiary Borrower, jointly and severally, shall indemnify the Agents, the Issuing Bank and
6235	each Lender, and each Related Party of any of the foregoing Persons (each such Person being called an
6236	“Indemnitee”) against, and hold each Indemnitee harmless from, any and all losses, claims, damages,
6237	liabilities and related expenses (including as a result of any conversion of amounts outstanding hereunder
6238	from one currency to another currency as provided hereunder), including the fees, charges and
6239	disbursements of any counsel for any Indemnitee, incurred by or asserted against any Indemnitee arising
6240	out of, in connection with, or as a result of (i) the execution or delivery of any Loan Document or any
6241	other agreement or instrument contemplated hereby, the performance by the parties to the Loan
6242	Documents of their respective obligations thereunder or the consummation of the Transactions or any
6243	other transactions contemplated hereby, (ii) any Loan or Letter of Credit or the use of the proceeds
6244	therefrom (including any refusal by the Issuing Bank to honor a demand for payment under a Letter of
6245	Credit if the documents presented in connection with such demand do not strictly comply with the terms
6246	of such Letter of Credit), (iii) any actual or alleged presence or Release of Hazardous Materials on or
6247	from any Mortgaged Property or any other property currently or formerly owned or operated by Holdings,
6248	the Parent Borrower or any Subsidiary, or any Environmental Liability related in any way to Holdings,
6249	the Parent Borrower or any Subsidiary, or (iv) any actual or prospective claim, litigation, investigation or
6250	proceeding relating to any of the foregoing, whether based on contract, tort or any other theory and
6251	regardless of whether any Indemnitee is a party thereto; provided that such indemnity shall not, as to any
6252	Indemnitee, be available to the extent that such losses, claims, damages, liabilities or related expenses are
6253	determined by a court of competent jurisdiction by final and nonappealable judgment to have resulted
6254	from the gross negligence, bad faith or willful misconduct of such Indemnitee. No Indemnitee referred to
6255	above shall be liable for any damages arising from the use by unintended recipients of any information or
6256	other materials distributed by it through telecommunications, electronic or other information transmission
6257	systems in connection with this Agreement or the other Loan Documents or the transactions contemplated
6258	hereby or thereby other than for direct or actual damages resulting from the gross negligence or willful
6259	misconduct of such Indemnitee as determined by a final and nonappealable judgment. This Section
6260	10.03(b) shall not apply with respect to Taxes other than any Taxes that represent losses or damages
6261	arising from any non-Tax claim.

6262	(c) To the extent that any of Holdings, the Parent Borrower, any ~~of the Subsidiary~~
6263	~~Term Borrowers or any~~ of the Foreign Subsidiary Borrowers fails to pay any amount required to be paid
6264	by it to the Administrative Agent, the Foreign Currency Agent, the Fronting Lender, the Issuing Bank or
6265	the Swingline Lenders under paragraph (a) or (b) of this Section (and without limiting such party’s
6266	obligation to do so), each Lender severally agrees to pay to the Administrative Agent, the Foreign
6267	Currency Agent, the Fronting Lender, the Issuing Bank or the Swingline Lenders, as the case may be,
6268	such Lender’s pro rata share (determined as of the time that the applicable unreimbursed expense or
6269	indemnity payment is sought) of such unpaid amount; provided that the unreimbursed expense or
6270	indemnified loss, claim, damage, liability or related expense, as the case may be, was incurred by or
6271	asserted against the Administrative Agent, the Foreign Currency Agent, the Fronting Lender, the Issuing
6272	Bank or any Swingline Lender in its capacity as such~~; provided further that to the extent indemnification~~
6273	~~of (i) the Issuing Bank in respect of a Letter of Credit, (ii) the Fronting Lender or (iii) the Swingline~~
6274	~~Lenders is required pursuant to this Section 10.03(c), such obligation will be limited to Revolving~~
6275	~~Lenders only~~. For purposes hereof, a Lender’s “pro rata share” shall be determined based upon its share
6276	of the sum of the total Revolving Exposures~~, outstanding Term Loans~~ and unused Commitments at the
6277	time.

6278	(d) To the extent permitted by applicable law, none of Holdings, the Parent
6279	Borrower~~, any Subsidiary Term Borrower~~ or any Foreign Subsidiary Borrower shall assert, and each
6280	hereby waives, any claim against any Indemnitee, on any theory of liability, for special, indirect,

6281	consequential or punitive damages (as opposed to direct or actual damages) arising out of, in connection
6282	with, or as a result of, this Agreement or any agreement or instrument contemplated hereby, the
6283	Transactions, any Loan or Letter of Credit or the use of the proceeds thereof.

6284	(e) All amounts due under this Section shall be payable promptly after written
6285	demand therefor.

6286	(f) No director, officer, employee, stockholder or member, as such, of any Loan
6287	Party shall have any liability for the Obligations or for any claim based on, in respect of or by reason of
6288	the Obligations or their creation; provided that the foregoing shall not be construed to relieve any Loan
6289	Party of its Obligations under any Loan Document.

6290	(g) For the avoidance of doubt, this Section 9.3 shall not apply to any Taxes, except
6291	to the extent any Taxes that represent losses, claims, damages or liabilities arising from any non-Tax
6292	claim.

6293	SECTION 10.04 Successors and Assigns.

6294	(a) The provisions of this Agreement shall be binding upon and inure to the benefit
6295	of the parties hereto and their respective successors and assigns permitted hereby (including any Affiliate
6296	of the Issuing Bank that issues any Letter of Credit), except that, subject to Section 10.15(g) (and other
6297	than as contemplated by Section 2.26), none of Holdings, the Parent Borrower~~, any Subsidiary Term~~
6298	~~Borrower~~ or any Foreign Subsidiary Borrower may assign or otherwise transfer any of its rights or
6299	obligations hereunder without the prior written consent of each Lender (and any attempted assignment or
6300	transfer by Holdings, the Parent Borrower~~, any Subsidiary Term Borrower~~ or any Foreign Subsidiary
6301	Borrower without such consent shall be null and void). Nothing in this Agreement, expressed or implied,
6302	shall be construed to confer upon any Person (other than the parties hereto, their respective successors and
6303	assigns permitted hereby (including any Affiliate of the Issuing Bank that issues any Letter of Credit) and,
6304	to the extent expressly contemplated hereby, the Related Parties of each of the Administrative Agent, the
6305	Issuing Bank and the Lenders) any legal or equitable right, remedy or claim under or by reason of this
6306	Agreement.

6307	(b) Any Lender may assign to one or more assignees (other than a natural person) all
6308	or a portion of its rights and obligations under this Agreement (including all or a portion of its
6309	Commitments and the Loans at the time owing to it); provided that (i) except in the case of an assignment
6310	to a Lender, a Lender Affiliate or an Approved Fund, each of the Parent Borrower and the Administrative
6311	Agent ~~(and, in the case of an assignment of all or a portion of a Revolving Commitment or any Lender’s~~
6312	~~obligations in respect of its LC Exposure, Swingline Exposure or Foreign Currency Participating Interest~~,
6313	the Issuing Bank, the Swingline Lenders and the Fronting Lender~~)~~ must give their prior written consent to
6314	such assignment (which consent shall not be unreasonably withheld or delayed) (provided that the Parent
6315	Borrower shall be deemed to have consented to any assignment of Loans or Commitments unless it shall
6316	object thereto by written notice to the Administrative Agent within 10 Business Days after having
6317	received notice thereof), (ii) no assignment of Revolving Loans or Revolving Commitments ~~or, except as~~
6318	~~provided in clause (h) of this Section, Term Loans or Term Commitments~~ may be made to Holdings, the
6319	Parent ~~Borrower, any Subsidiary Term~~ Borrower, any Foreign Subsidiary Borrower or any Affiliate of
6320	any of the foregoing, (iii) except in the case of an assignment to a Lender, a Lender Affiliate or an
6321	Approved Fund or an assignment of the entire remaining amount of the assigning Lender’s Commitment
6322	or Loans, the amount of the Commitment or Loans of the assigning Lender subject to each such
6323	assignment (determined as of the date the Assignment and Assumption with respect to such assignment is
6324	delivered to the Administrative Agent) shall not be less than ~~(x) in the case of Revolving Commitments~~

6325	~~and Revolving Loans,~~ $5,000,000~~, and (y) in the case of Term Loans, $1,000,000~~ unless each of the
6326	Parent Borrower and the Administrative Agent otherwise consent, (iv) each partial assignment shall be
6327	made as an assignment of a proportionate part of all the assigning Lender’s rights and obligations under
6328	this Agreement, except that this clause (iv) shall not be construed to prohibit the assignment of a
6329	proportionate part of all the assigning Lender’s rights and obligations in respect of one Class of
6330	Commitments or Loans, (v) the parties to each assignment shall execute and deliver to the Administrative
6331	Agent an Assignment and Assumption, together with a processing and recordation fee of $3,500 and (vi)
6332	the assignee, if it shall not be a Lender, shall deliver to the Administrative Agent an Administrative
6333	Questionnaire; and provided, further, that any consent of the Parent Borrower otherwise required under
6334	this paragraph shall not be required if an Event of Default under clauses (a), (h) or (i) of Article VII has
6335	occurred and is continuing. Subject to acceptance and recording thereof pursuant to paragraph (d) of this
6336	Section, from and after the effective date specified in each Assignment and Assumption the assignee
6337	thereunder shall be a party hereto and, to the extent of the interest assigned by such Assignment and
6338	Assumption, have the rights and obligations of a Lender under this Agreement, and the assigning Lender
6339	thereunder shall, to the extent of the interest assigned by such Assignment and Assumption, be released
6340	from its obligations under this Agreement (and, in the case of an Assignment and Assumption covering
6341	all of the assigning Lender’s rights and obligations under this Agreement, such Lender shall cease to be a
6342	party hereto but shall continue to be entitled to the benefits of Sections 2.15, 2.16, 2.17 and 10.03). Any
6343	assignment or transfer by a Lender of rights or obligations under this Agreement that does not comply
6344	with this paragraph shall be treated for purposes of this Agreement as a sale by such Lender of a
6345	participation in such rights and obligations in accordance with paragraph (e) of this Section.

6346	(c) The Administrative Agent, acting for this purpose as an agent of the Parent
6347	Borrower~~, the Subsidiary Term Borrowers~~ and the Foreign Subsidiary Borrowers, shall maintain at one of
6348	its offices in The City of New York a copy of each Assignment and Assumption delivered to it and a
6349	register for the recordation of the names and addresses of the Lenders, and the Commitment of, and
6350	principal amount of the Loans and LC Disbursements owing to, each Lender pursuant to the terms hereof
6351	from time to time (the “Register”). The entries in the Register shall be conclusive (absent manifest error),
6352	and Holdings, the Parent Borrower, the ~~Subsidiary Term Borrowers, the~~ Foreign Subsidiary Borrowers,
6353	the Administrative Agent, the Issuing Bank and the Lenders shall treat each Person whose name is
6354	recorded in the Register pursuant to the terms hereof as a Lender hereunder for all purposes of this
6355	Agreement, notwithstanding notice to the contrary. The Register shall be available for inspection by the
6356	Parent Borrower, the ~~Subsidiary Term Borrowers, the~~ Foreign Subsidiary Borrowers, the Issuing Bank
6357	and any Lender, at any reasonable time and from time to time upon reasonable prior notice.

6358	(d) Upon its receipt of a duly completed Assignment and Assumption executed by an
6359	assigning Lender and an assignee, the assignee’s completed Administrative Questionnaire (unless the
6360	assignee shall already be a Lender hereunder), the processing and recordation fee referred to in paragraph
6361	(b) of this Section and any written consent to such assignment required by paragraph (b) of this Section,
6362	the Administrative Agent shall accept such Assignment and Assumption and record the information
6363	contained therein in the Register. No assignment shall be effective for purposes of this Agreement unless
6364	it has been recorded in the Register as provided in this paragraph.

6365	(e) Any Lender may, without the consent of the Parent Borrower~~, any Subsidiary~~
6366	~~Term Borrower~~ or any Foreign Subsidiary Borrower, the Administrative Agent, the Issuing Bank or the
6367	Swingline Lenders, sell participations to one or more banks or other entities (a “Participant”) in all or a
6368	portion of such Lender’s rights and obligations under this Agreement (including all or a portion of its
6369	Commitment and the Loans); provided that (i) such Lender’s obligations under this Agreement shall
6370	remain unchanged, (ii) such Lender shall remain solely responsible to the other parties hereto for the
6371	performance of such obligations and (iii) Holdings, the Parent Borrower, the ~~Subsidiary Term Borrowers,~~

6372	~~the~~ Foreign Subsidiary Borrowers, the Administrative Agent, the Issuing Bank and the other Lenders
6373	shall continue to deal solely and directly with such Lender in connection with such Lender’s rights and
6374	obligations under this Agreement. Any agreement or instrument pursuant to which a Lender sells such a
6375	participation shall provide that such Lender shall retain the sole right to enforce the Loan Documents and
6376	to approve any amendment, modification or waiver of any provision of the Loan Documents; provided
6377	that such agreement or instrument may provide that such Lender will not, without the consent of the
6378	Participant, agree to any amendment, modification or waiver described in the first proviso to Section
6379	10.02(b) that affects such Participant. Subject to paragraph (f) of this Section, the Parent Borrower~~, the~~
6380	~~Subsidiary Term Borrowers~~ and the Foreign Subsidiary Borrowers agree that each Participant shall be
6381	entitled to the benefits of Sections 2.15, 2.16 and 2.17 (subject to the limitations and requirements therein,
6382	including the requirements under Section 2.17(f) (it being understood that the documentation required
6383	under Section 2.17(f) shall be delivered to the participating Lender)) to the same extent as if it were a
6384	Lender and had acquired its interest by assignment pursuant to paragraph (b) of this Section, provided that
6385	such Participant agrees to be subject to the provisions of Section 2.19 as if it were an assignee under
6386	paragraph (b) of this Section. To the extent permitted by law, each Participant also shall be entitled to the
6387	benefits of Section 10.08 as though it were a Lender, provided such Participant agrees to be subject to
6388	Section 2.18(c) as though it were a Lender. With respect to any Loan made to an Applicable U.S.
6389	Borrower (as defined in Section 2.17(f)(i)), each Lender that sells a Participation shall, acting solely for
6390	this purpose as an agent of such Applicable U.S. Borrower, as applicable, maintain a register on which it
6391	enters the name and address of each Participant and the principal amounts (and stated interest) of each
6392	Participant’s interest in the Loans or other obligations under this Agreement (the “Participant Register”);
6393	provided that no Lender shall have any obligation to disclose all or any portion of the Participant Register
6394	to any Person (including the identity of any Participant or any information relating to a Participant’s
6395	interest in any Commitments, Loans, Letters of Credit or its other obligations under any Loan Document)
6396	except to the extent that such disclosure is necessary to establish that such Commitment, Loan, Letter of
6397	Credit or other obligation is in registered form under Section 5f.103-1(c) of the United States Treasury
6398	Regulations or in connection with any income tax audit or other income tax proceeding of the Applicable
6399	U.S. Borrower. The entries in the Participant Register shall be conclusive absent manifest error, and such
6400	Lender shall treat each person whose name is recorded in the Participant Register as the owner of such
6401	participation for all purposes of this Agreement notwithstanding any notice to the contrary.

6402	(f) A Participant shall not be entitled to receive any greater payment under Section
6403	2.15 or 2.17 than the applicable Lender would have been entitled to receive with respect to the
6404	participation sold to such Participant unless the sale of the participation to such Participant is made with
6405	the prior written consent of the Parent Borrower and, to the extent applicable, each relevant ~~Subsidiary~~
6406	~~Term Borrower and~~ Foreign Subsidiary Borrower. A Participant that would be a Non-U.S. Lender if it
6407	were a Lender shall not be entitled to the benefits of Section 2.17 unless the Parent Borrower and, to the
6408	extent applicable, each relevant Foreign Subsidiary Borrower is notified of the participation sold to such
6409	Participant and such Participant agrees, for the benefit of the Parent Borrower and, to the extent
6410	applicable, each relevant Foreign Subsidiary Borrower, to comply with Section 2.17(f) as though it were a
6411	Lender.

6412	(g) Any Lender may, without the consent of the Parent Borrower or the
6413	Administrative Agent, at any time pledge or assign a security interest in all or any portion of its rights
6414	under this Agreement to secure obligations of such Lender, including any pledge or assignment to secure
6415	obligations to a Federal Reserve Bank, and this Section shall not apply to any such pledge or assignment
6416	of a security interest; provided that no such pledge or assignment of a security interest shall release a
6417	Lender from any of its obligations hereunder or substitute any such pledgee or assignee for such Lender
6418	as a party hereto.

6419	~~(h) Notwithstanding anything to the contrary set forth in this Agreement or any other~~
6420	~~Loan Document, any Lender may assign all or a portion of its Term Loans (or Incremental Term Loans)~~
6421	~~to the Parent Borrower or any of its Subsidiaries at a price below the par value thereof; provided that any~~
6422	~~such assignment shall be subject to the following additional conditions: (1) no Default or Event of Default~~
6423	~~shall have occurred and be continuing immediately before and after giving effect to such assignment, (2)~~
6424	~~on the date of effectiveness of such purchase and assignment, there shall be no more than $25,000,000 in~~
6425	~~aggregate amount of Revolving Loans outstanding (including, for the avoidance of doubt, the aggregate~~
6426	~~Dollar Equivalent amount of Foreign Currency Loans) and Swingline Loans outstanding, (3) no proceeds~~
6427	~~of Revolving Loans, Swingline Loans or Letters of Credit shall be used to fund such purchase and~~
6428	~~assignment, (4) any such offer to purchase shall be offered to all Term Lenders of a particular Class on a~~
6429	~~pro rata basis, with mechanics to be agreed by the Administrative Agent and the Parent Borrower, (5) any~~
6430	~~Loans so purchased shall be immediately cancelled and retired (provided that any non-cash gain in~~
6431	~~respect of “cancellation of indebtedness” resulting from the cancellation of any Loans so purchased shall~~
6432	~~not increase Consolidated EBITDA), (6) the Parent Borrower shall provide, as of the date of its offer to~~
6433	~~purchase and as of the date of the effectiveness of such purchase and assignment, a customary~~
6434	~~representation and warranty that neither it nor any of its affiliates is in possession of any material non-~~
6435	~~public information with respect to the Parent Borrower, its Subsidiaries or their respective securities and~~
6436	~~(7) the Parent Borrower and the applicable purchaser shall waive any right to bring any action against the~~
6437	~~Administrative Agent in connection with such purchase or the Term Loans so purchased. For the~~
6438	~~avoidance of doubt, in no event shall the Parent Borrower or any of its Subsidiaries be deemed to be a~~
6439	~~Lender under this Agreement or any of the other Loan Documents as a result of an assignment made~~
6440	~~under this clause (h).~~

6441	SECTION 10.05 Survival. All covenants, agreements, representations and warranties
6442	made by the Loan Parties in the Loan Documents and in the certificates or other instruments delivered in
6443	connection with or pursuant to this Agreement or any other Loan Document shall be considered to have
6444	been relied upon by the other parties hereto and shall survive the execution and delivery of the Loan
6445	Documents and the making of any Loans and issuance of any Letters of Credit, regardless of any
6446	investigation made by any such other party or on its behalf and notwithstanding that the Administrative
6447	Agent, the Foreign Currency Agent, the Issuing Bank or any Lender may have had notice or knowledge
6448	of any Default or incorrect representation or warranty at the time any credit is extended hereunder, and
6449	shall continue in full force and effect as long as the principal of or any accrued interest on any Loan or
6450	any fee or any other amount payable under this Agreement is outstanding and unpaid or any Letter of
6451	Credit is outstanding and so long as the Commitments have not expired or terminated. The provisions of
6452	Sections 2.15, 2.16, 2.17 and 10.03 and Article VIII shall survive and remain in full force and effect
6453	regardless of the consummation of the transactions contemplated hereby, the repayment of the Loans, the
6454	expiration or termination of the Letters of Credit and the Commitments or the termination of this
6455	Agreement or any provision hereof.

6456	SECTION 10.06 Counterparts; Integration; Effectiveness. This Agreement may be
6457	executed in counterparts (and by different parties hereto on different counterparts), each of which shall
6458	constitute an original, but all of which when taken together shall constitute a single contract. This
6459	Agreement, the other Loan Documents and any separate letter agreements with respect to fees payable to
6460	the Administrative Agent constitute the entire contract among the parties relating to the subject matter
6461	hereof and supersede any and all previous agreements and understandings, oral or written, relating to the
6462	subject matter hereof. Except as provided in Section 4.01, this Agreement shall become effective when it
6463	shall have been executed by the Administrative Agent and when the Administrative Agent shall have
6464	received counterparts hereof that, when taken together, bear the signatures of each of the other parties
6465	hereto, and thereafter shall be binding upon and inure to the benefit of the parties hereto and their
6466	respective successors and assigns. Delivery of an executed counterpart of a signature page of this

6467	Agreement by facsimile or other electronic transmission shall be effective as delivery of a manually
6468	executed counterpart of this Agreement.

6469	SECTION 10.07 Severability. Any provision of this Agreement held to be invalid,
6470	illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of
6471	such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of
6472	the remaining provisions hereof; and the invalidity of a particular provision in a particular jurisdiction
6473	shall not invalidate such provision in any other jurisdiction.

6474	SECTION 10.08 Right of Setoff. If an Event of Default shall have occurred and be
6475	continuing, each Lender and each of its Affiliates is hereby authorized at any time and from time to time,
6476	to the fullest extent permitted by law, to set off and apply any and all deposits (general or special, time or
6477	demand, provisional or final) at any time held and other obligations at any time owing by such Lender or
6478	Affiliate to or for the credit or the account of the Parent Borrower~~, any Subsidiary Term Borrower~~ or any
6479	Foreign Subsidiary Borrower against any of and all the obligations of the Parent Borrower~~, any~~
6480	~~Subsidiary Term Borrower~~ or any Foreign Subsidiary Borrower now or hereafter existing under this
6481	Agreement held by such Lender, irrespective of whether or not such Lender shall have made any demand
6482	under this Agreement and although such obligations may be unmatured; provided that none of the
6483	deposits or any other obligation owing to or for the credit or the account of any Foreign Subsidiary
6484	Borrower shall be set off or applied against any obligations of the Parent Borrower or any Borrower that
6485	is a United States person within the meaning of Section 7701(a)(30) of the Code. The rights of each
6486	Lender under this Section are in addition to other rights and remedies (including other rights of setoff)
6487	which such Lender may have ; provided, that to the extent prohibited by applicable law as described in
6488	the definition of “Excluded Swap Obligation,” no amounts received from, or set off with respect to, any
6489	Loan Party shall be applied to any Excluded Swap Obligations of such Loan Party.

6490	SECTION 10.09 Governing Law; Jurisdiction; Consent to Service of Process.

6491	(a) This Agreement shall be construed in accordance with and governed by the law
6492	of the State of New York.

6493	(b) Each of Holdings, the Parent Borrower~~, each Subsidiary Term Borrower~~ and
6494	each Foreign Subsidiary Borrower hereby irrevocably and unconditionally submits, for itself and its
6495	property, to the exclusive jurisdiction of the Supreme Court of the State of New York sitting in New York
6496	County and of the United States District Court of the Southern District of New York, and any appellate
6497	court from any thereof, in any action or proceeding arising out of or relating to any Loan Document, or
6498	for recognition or enforcement of any judgment, and each of the parties hereto hereby irrevocably and
6499	unconditionally agrees that all claims in respect of any such action or proceeding may be heard and
6500	determined in such New York State or, to the extent permitted by law, in such Federal court. Each of the
6501	parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may
6502	be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law.
6503	Nothing in this Agreement or any other Loan Document shall affect any right that the Administrative
6504	Agent, the Issuing Bank or any Lender may otherwise have to bring any action or proceeding relating to
6505	this Agreement or any other Loan Document against Holdings, the Parent Borrower, any of the
6506	~~Subsidiary Term Borrowers, any of the~~ Foreign Subsidiary Borrowers or their properties in the courts of
6507	any jurisdiction.

6508	(c) Each of Holdings, the Parent Borrower~~, each Subsidiary Term Borrower~~ and
6509	each Foreign Subsidiary Borrower hereby irrevocably and unconditionally waives, to the fullest extent it
6510	may legally and effectively do so, any objection which it may now or hereafter have to the laying of

6511	venue of any suit, action or proceeding arising out of or relating to this Agreement or any other Loan
6512	Document in any court referred to in paragraph (b) of this Section. Each of the parties hereto hereby
6513	irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the
6514	maintenance of such action or proceeding in any such court.

6515	(d) Each party to this Agreement irrevocably consents to service of process in the
6516	manner provided for notices in Section 10.01. Nothing in this Agreement or any other Loan Document
6517	will affect the right of any party to this Agreement to serve process in any other manner permitted by law.

6518	SECTION 10.10 WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY
6519	WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT
6520	MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR
6521	INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT, ANY OTHER
6522	LOAN DOCUMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY (WHETHER
6523	BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A)
6524	CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER
6525	PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY
6526	WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING
6527	WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE
6528	BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE
6529	MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.

6530	SECTION 10.11 Headings. Article and Section headings and the Table of Contents
6531	used herein are for convenience of reference only, are not part of this Agreement and shall not affect the
6532	construction of, or be taken into consideration in interpreting, this Agreement.

6533	SECTION 10.12 Confidentiality. Each of the Administrative Agent, the Issuing Bank
6534	and the Lenders agrees to maintain the confidentiality of the Information (as defined below), except that
6535	Information may be disclosed (a) to its Lender Affiliates and to its and its Lender Affiliates’ directors,
6536	officers, employees and agents, including accountants, legal counsel and other advisors (it being
6537	understood that the Persons to whom such disclosure is made will be informed of the confidential nature
6538	of such Information and instructed to keep such Information confidential pursuant to the terms hereof),
6539	(b) to the extent requested by any regulatory or quasi-regulatory authority, (c) to the extent required by
6540	applicable laws or regulations or by any subpoena or similar legal process, (d) to any other party to this
6541	Agreement, (e) in connection with the exercise of any remedies hereunder or any suit, action or
6542	proceeding relating to this Agreement or any other Loan Document or the enforcement of rights
6543	hereunder or thereunder, (f) subject to an agreement containing provisions substantially the same as those
6544	of this Section, to (i) any assignee of or Participant in, or any prospective assignee of or Participant in,
6545	any of its rights or obligations under this Agreement or (ii) any actual or prospective counterparty (or its
6546	advisors) to any swap or derivative transaction relating to the Parent ~~Borrower, any Subsidiary Term~~
6547	Borrower, any Foreign Subsidiary Borrower and their respective obligations, (g) with the consent of the
6548	Parent Borrower or (h) to the extent such Information (i) is publicly available at the time of disclosure or
6549	becomes publicly available other than as a result of a breach of this Section or (ii) becomes available to
6550	the Administrative Agent, the Issuing Bank or any Lender on a nonconfidential basis from a source other
6551	than Holdings, the Parent Borrower or any Subsidiary (including the Receivables Subsidiary). For the
6552	purposes of this Section, “Information” means all information received from Holdings, the Parent
6553	Borrower or any Subsidiary (including the Receivables Subsidiary) relating to Holdings, the Parent
6554	Borrower or any Subsidiary (including the Receivables Subsidiary) or its business, other than any such
6555	information that is available to the Administrative Agent, the Issuing Bank or any Lender on a
6556	nonconfidential basis prior to disclosure by Holdings, the Parent Borrower or any Subsidiary (including

6557	the Receivables Subsidiary) and other than information pertaining to this Agreement routinely provided
6558	by arrangers to data service providers, including league table providers, that serve the lending industry;
6559	provided that, in the case of information received from Holdings, the Parent Borrower or any Subsidiary
6560	(including the Receivables Subsidiary) after the Restatement Date, such information is clearly identified
6561	at the time of delivery as confidential. Any Person required to maintain the confidentiality of Information
6562	as provided in this Section shall be considered to have complied with its obligation to do so if such Person
6563	has exercised the same degree of care to maintain the confidentiality of such Information as such Person
6564	would accord to its own confidential information.

6565	SECTION 10.13 Interest Rate Limitation. Notwithstanding anything herein to the
6566	contrary, if at any time the interest rate applicable to any Loan, together with all fees, charges and other
6567	amounts which are treated as interest on such Loan under applicable law (collectively the “Charges”),
6568	shall exceed the maximum lawful rate (the “Maximum Rate”) which may be contracted for, charged,
6569	taken, received or reserved by the Lender holding such Loan in accordance with applicable law, the rate
6570	of interest payable in respect of such Loan hereunder, together with all Charges payable in respect
6571	thereof, shall be limited to the Maximum Rate and, to the extent lawful, the interest and Charges that
6572	would have been payable in respect of such Loan but were not payable as a result of the operation of this
6573	Section shall be cumulated and the interest and Charges payable to such Lender in respect of other Loans
6574	or periods shall be increased (but not above the Maximum Rate therefor) until such cumulated amount,
6575	together with interest thereon at the ~~Federal Funds Effective~~NYFRB Rate to the date of repayment, shall
6576	have been received by such Lender.

6577	SECTION 10.14 Judgment Currency.

6578	(a) The obligations hereunder of the Parent Borrower~~, the Subsidiary Term~~
6579	~~Borrowers~~ and the Foreign Subsidiary Borrowers and under the other Loan Documents to make payments
6580	in dollars shall not be discharged or satisfied by any tender or recovery pursuant to any judgment
6581	expressed in or converted into any currency other than dollars, except to the extent that such tender or
6582	recovery results in the effective receipt by the Administrative Agent, the Collateral Agent or a Lender of
6583	the full amount of dollars expressed to be payable to the Administrative Agent, Collateral Agent or
6584	Lender under this Agreement or the other Loan Documents. If, for the purpose of obtaining or enforcing
6585	judgment against the Parent ~~Borrower, any Subsidiary Term~~ Borrower, any Foreign Subsidiary Borrower
6586	or any other Loan Party in any court or in any jurisdiction, it becomes necessary to convert into or from
6587	any currency other than dollars (such other currency being hereinafter referred to as the “Judgment
6588	Currency”) an amount due in dollars, each party hereto agrees, to the fullest extent that it may effectively
6589	do so, that the rate of exchange used shall be that at which, in accordance with normal banking procedures
6590	in the relevant jurisdiction, the first currency could be purchased with such other currency, as of the date
6591	immediately preceding the day on which the judgment is given (such Business Day being hereinafter
6592	referred to as the “Judgment Currency Conversion Date”).

6593	(b) If there is a change in the rate of exchange prevailing between the Judgment
6594	Currency Conversion Date and the date of actual payment of the amount due, the Parent Borrower~~, each~~
6595	~~Subsidiary Term Borrower~~ and each Foreign Subsidiary Borrower, as the case may be, covenants and
6596	agrees to pay, or cause to be paid, such additional amounts, if any (but in any event not a lesser amount),
6597	as may be necessary to ensure that the amount paid in the Judgment Currency, when converted at the rate
6598	of exchange prevailing on the date of payment, will produce the amount of dollars which could have been
6599	purchased with the amount of Judgment Currency stipulated in the judgment or judicial award at the rate
6600	of exchange prevailing on the Judgment Currency Conversion Date.

6601	(c) For purposes of determining the dollar equivalent of the Judgment Currency,
6602	such amounts shall include any premium and costs payable in connection with the purchase of dollars.

6603	SECTION 10.15 Release of Mortgages. On the Restatement Date, the Liens created by
6604	the Below Threshold Mortgages shall automatically be released, and the Administrative Agent shall
6605	promptly execute and deliver to any Loan Party, at such Loan Party’s expense, all documents that such
6606	Loan Party shall reasonably request to evidence such release.

6607	~~SECTION 10.15 Obligations Joint and Several.~~

6608	~~(a) Each Term Borrower agrees that it shall, jointly with the other Term Borrowers~~
6609	~~and severally, be liable for all the Obligations (other than with respect to any Term Borrower, any Swap~~
6610	~~Obligations of another Loan Party that would be Excluded Swap Obligations of such Term Borrower if~~
6611	~~such Term Borrower’s joint and several liability with respect to such Swap Obligations were treated as a~~
6612	~~guarantee for purposes of the definition of “Excluded Swap Obligation”) in respect of the Term Loans~~
6613	~~and Term Loan Commitments (the “Term Loan Obligations”). Each Term Borrower further agrees that~~
6614	~~the Term Loan Obligations of the other Term Borrowers may be extended and renewed, in whole or in~~
6615	~~part, without notice to or further assent from it, and that it will remain bound upon its agreement~~
6616	~~hereunder notwithstanding any extension or renewal of any Term Loan Obligation of the other Term~~
6617	~~Borrowers.~~

6618	~~(b) Each Term Borrower waives presentment to, demand of payment from and~~
6619	~~protest to the other Term Borrowers of any of the Term Loan Obligations or the other Term Borrowers of~~
6620	~~any Term Loan Obligations, and also waives notice of acceptance of its obligations and notice of protest~~
6621	~~for nonpayment. The Term Loan Obligations of a Term Borrower hereunder shall not be affected by (i)~~
6622	~~the failure of any Term Lender or the Issuing Bank or the Administrative Agent or the Collateral Agent to~~
6623	~~assert any claim or demand or to enforce any right or remedy against the other Term Borrowers under the~~
6624	~~provisions of this Agreement or any of the other Loan Documents or otherwise; (ii) any rescission,~~
6625	~~waiver, amendment or modification of any of the terms or provisions of this Agreement, any of the other~~
6626	~~Loan Documents or any other agreement; or (iii) the failure of any Term Lender or the Issuing Bank to~~
6627	~~exercise any right or remedy against any other Term Borrower.~~

6628	~~(c) Each Term Borrower further agrees that its agreement hereunder constitutes a~~
6629	~~promise of payment when due and not of collection, and waives any right to require that any resort be had~~
6630	~~by any Term Lender or the Issuing Bank to any balance of any deposit account or credit on the books of~~
6631	~~any Term Lender or the Issuing Bank in favor of any other Term Borrower or any other person.~~

6632	~~(d) The Term Loan Obligations of each Term Borrower hereunder shall not be~~
6633	~~subject to any reduction, limitation, impairment or termination for any reason, including compromise, and~~
6634	~~shall not be subject to any defense or setoff, counterclaim, recoupment or termination whatsoever by~~
6635	~~reason of the invalidity, illegality or unenforceability of the Term Loan Obligations of the other Term~~
6636	~~Borrowers or otherwise. Without limiting the generality of the foregoing, the Term Loan Obligations of~~
6637	~~each Term Borrower hereunder shall not be discharged or impaired or otherwise affected by the failure of~~
6638	~~the Administrative Agent, the Collateral Agent or any Term Lender or the Issuing Bank to assert any~~
6639	~~claim or demand or to enforce any remedy under this Agreement or under any other Loan Document or~~
6640	~~any other agreement, by any waiver or modification in respect of any thereof, by any default, failure or~~
6641	~~delay, willful or otherwise, in the performance of the Term Loan Obligations of the other Term Borrowers~~
6642	~~or by any other act or omission which may or might in any manner or to any extent vary the risk of such~~
6643	~~Term Borrower or otherwise operate as a discharge of such Term Borrower as a matter of law or equity.~~

6644	~~(e) Each Term Borrower further agrees that its obligations hereunder shall continue~~
6645	~~to be effective or be reinstated, as the case may be, if at any time payment, or any part thereof, of~~

6646	~~principal of or interest on any Term Loan Obligation of the other Term Borrowers is rescinded or must~~
6647	~~otherwise be restored by the Administrative Agent, the Collateral Agent or any Term Lender or the~~
6648	~~Issuing Bank upon the bankruptcy or reorganization of any of the other Term Borrowers or otherwise.~~

6649	~~(f) In furtherance of the foregoing and not in limitation of any other right which the~~
6650	~~Administrative Agent, the Collateral Agent or any Term Lender or the Issuing Bank may have at law or in~~
6651	~~equity against any Term Borrower by virtue hereof, upon the failure of a Term Borrower to pay any Term~~
6652	~~Loan Obligation when and as the same shall become due, whether at maturity, by acceleration, after~~
6653	~~notice of prepayment or otherwise, each other Term Borrower hereby promises to and will, upon receipt~~
6654	~~of written demand by the Administrative Agent, forthwith pay, or cause to be paid, in cash the amount of~~
6655	~~such unpaid Term Loan Obligations, and thereupon each Term Lender shall, in a reasonable manner,~~
6656	~~assign the amount of the Term Loan Obligations of the other Term Borrowers owed to it and paid by such~~
6657	~~Term Borrower pursuant to this Section 10.15 to such Term Borrower, such assignment to be pro tanto to~~
6658	~~the extent to which the Term Loan Obligations in question were discharged by such Term Borrower or~~
6659	~~make such disposition thereof as such Term Borrower shall direct (all without recourse to any Term~~
6660	~~Lender and without any representation or warranty by any Term Lender).~~

6661	~~(g) Notwithstanding any other provision herein, the Parent Borrower shall be~~
6662	~~entitled, at any time and in its sole discretion, to designate any Term Borrower (including itself) to replace~~
6663	~~any other Term Borrower as a borrower hereunder with respect to any outstanding Term Loans.~~

6664	SECTION 10.16 PATRIOT Act. Each Lender hereby notifies Holdings and the Parent
6665	Borrower that pursuant to the requirements of the USA PATRIOT Act (Title III of Pub. L. 107-56 (signed
6666	into law October 26, 2001)) (the “PATRIOT Act”), it is required, or will be required in the future, to
6667	obtain, verify and record information that identifies Holdings, the Parent Borrower and the other Loan
6668	Parties, which information includes the name and address of Holdings, the Parent Borrower and the other
6669	Loan Parties and other information that will allow such Lender to identify Holdings, the Parent Borrower
6670	and the other Loan Parties in accordance with the PATRIOT Act.

6671	SECTION 10.17 No Fiduciary Duty. Each Agent, each Lender and their Affiliates
6672	(collectively, solely for purposes of this paragraph, the “Lenders”), may have economic interests that
6673	conflict with those of the Parent Borrower~~,~~ and the Foreign Subsidiary Borrowers ~~and the Subsidiary~~
6674	~~Term Borrowers~~, their stockholders and/or their affiliates. Each of the Parent Borrower, and the Foreign
6675	Subsidiary ~~Borrowers and the Subsidiary Term~~ Borrowers agrees that nothing in the Loan Documents or
6676	otherwise will be deemed to create an advisory, fiduciary or agency relationship or fiduciary or other
6677	implied duty between any Lender, on the one hand, and such borrower, its stockholders or its affiliates, on
6678	the other. Each of the Parent Borrower~~,~~ and the Foreign Subsidiary ~~Borrowers and the Subsidiary Term~~
6679	Borrowers acknowledges and agrees that (i) the transactions contemplated by the Loan Documents
6680	(including the exercise of rights and remedies hereunder and there under) are arm’s-length commercial
6681	transactions between the Lenders, on the one hand, and the applicable borrower, on the other, and (ii) in
6682	connection therewith and with the process leading thereto, (x) no Lender has assumed an advisory or
6683	fiduciary responsibility in favor of any of the Parent Borrower~~,~~ or the Foreign Subsidiary Borrowers ~~or~~
6684	~~the Subsidiary Term Borrowers~~, their stockholders or their affiliates with respect to the transactions
6685	contemplated hereby (or the exercise of rights or remedies with respect thereto) or the process leading
6686	thereto (irrespective of whether any Lender has advised, is currently advising or will advise any borrower,
6687	its stockholders or its Affiliates on other matters) or any other obligation to any of the Parent Borrower~~,~~ or
6688	the Foreign Subsidiary Borrowers ~~or the Subsidiary Term Borrowers~~ except the obligations expressly set
6689	forth in the Loan Documents and (y) each Lender is acting solely as principal and not as the agent or
6690	fiduciary of any of the Parent Borrower~~,~~ or the Foreign Subsidiary Borrowers ~~or the Subsidiary Term~~
6691	~~Borrowers~~, their respective management, stockholders, creditors or any other Person. Each of the Parent

6692	Borrower~~,~~ and the Foreign Subsidiary ~~Borrowers and Subsidiary Term~~ Borrowers acknowledges and
6693	agrees that it has consulted its own legal and financial advisors to the extent it deemed appropriate and
6694	that it is responsible for making its own independent judgment with respect to such transactions and the
6695	process leading thereto. Each of the Parent Borrower~~,~~ and the Foreign Subsidiary Borrowers ~~and~~
6696	~~Subsidiary Term Borrowers~~ agrees that it will not claim that any Lender has rendered advisory services of
6697	any nature or respect, or owes a fiduciary or similar duty to such borrower, in connection with such
6698	transaction or the process leading thereto.

6699	SECTION 10.18 Parallel Debt.

6700	(a) ~~Parallel Debt U.S. Obligations~~[Reserved].

6701	~~(i) For the purpose of any Foreign Security Document governed by Dutch law, each~~
6702	~~of the Parent Borrower and any Subsidiary Term Borrower hereby irrevocably and unconditionally~~
6703	~~undertake to pay as a separate and independent obligation to the Collateral Agent amounts equal to the~~
6704	~~aggregate amount from time to time payable (verschuldigd) to any of the Secured Parties under or~~
6705	~~pursuant to its U.S. Obligations (such payment undertaking to the Collateral Agent hereinafter referred to~~
6706	~~as the “Parallel Debt U.S. Obligations”). The Parallel Debt U.S. Obligations will be payable in the~~
6707	~~currency or currencies of the relevant U.S. Obligations.~~

6708	~~(ii) The Parallel Debt U.S. Obligations will become due and payable (opeisbaar)~~
6709	~~immediately upon the Collateral Agent’s first demand, which may be made at any time, as and when one~~
6710	~~or more of the U.S. Obligations becomes due and payable.~~

6711	~~(iii) Each of the parties to this Agreement hereby acknowledges that (A) the Parallel~~
6712	~~Debt U.S. Obligations constitute undertakings, obligations and liabilities of the Parent Borrower and any~~
6713	~~Subsidiary Term Borrower to the Collateral Agent that are transferable, separate and independent from,~~
6714	~~and without prejudice to, the corresponding U.S. Obligations and (B) the Parallel Debt U.S. Obligations~~
6715	~~represent the Collateral Agent’s own separate claim to receive payment of the Parallel Debt U.S.~~
6716	~~Obligations from the Parent Borrower and each Subsidiary Term Borrower, it being understood that the~~
6717	~~amount that is or may become due and payable by the Parent Borrower and the Subsidiary Term~~
6718	~~Borrowers under or pursuant to the Parallel Debt U.S. Obligations from time to time shall never exceed~~
6719	~~the aggregate amount that is payable under the U.S. Obligations from time to time.~~

6720	~~(iv) For the avoidance of doubt, each of the parties to this Agreement confirms that~~
6721	~~the claims of the Collateral Agent against the Parent Borrower and each Subsidiary Term Borrower in~~
6722	~~respect of the Parallel Debt U.S. Obligations and the claims of any one or more of the Secured Parties~~
6723	~~against the Parent Borrower and each Subsidiary Term Borrower under or pursuant to the U.S.~~
6724	~~Obligations payable to such Secured Parties do not constitute common property (een gemeenschap)~~
6725	~~within the meaning of Section 3:166 of the Dutch Civil Code (“DCC”) and that the provisions relating to~~
6726	~~such common property shall not apply. If, however, it would be held that such claims of the Collateral~~
6727	~~Agent and such claims of any one or more of the Secured Parties do constitute such common property and~~
6728	~~such provisions do apply, the parties to this Agreement agree that this Agreement shall constitute an~~
6729	~~administration agreement (beheersregeling) within the meaning of Section 3:168 of the DCC.~~

6730	~~(v) For the avoidance of doubt, the parties hereto confirm that this Agreement is not~~
6731	~~to be construed as an agreement as referred to in Section 6:16 of the DCC and that Section 6:16 of the~~
6732	~~DCC shall not apply.~~

6733	~~(vi) To the extent the Collateral Agent irrevocably (onaantastbaar) receives any~~
6734	~~amount in payment of the Parallel Debt U.S. Obligations, the Collateral Agent shall distribute such~~

6735	~~amount among the Secured Parties in accordance with Section 2.18 and upon irrevocable (onaantastbaar)~~
6736	~~receipt of such amount, the U.S. Obligations shall be reduced by an amount equal to such amount in the~~
6737	~~manner as if such amount were received as a payment of the U.S. Obligations on the date of receipt by the~~
6738	~~Collateral Agent of such amount.~~

6739	~~(vii) To the extent the Collateral Agent or Administrative Agent irrevocably~~
6740	~~(onaantastbaar) receives any amount in payment of the U.S. Obligations, the Collateral Agent shall~~
6741	~~distribute such amount among the Secured Parties in accordance with Section 2.18 and upon irrevocable~~
6742	~~(onaantastbaar) receipt of such amount, the Parallel Debt U.S. Obligations shall be reduced by an amount~~
6743	~~equal to such amount in the manner as if such amount were received as a payment of the Parallel Debt~~
6744	~~U.S. Obligations on the date of receipt by the Secured Party of such amount.~~

6745	~~(viii) For the purpose of any Foreign Security Document governed by Dutch law, the~~
6746	~~Collateral Agent acts in its own name and on behalf of itself but for the benefit of the Secured Parties and~~
6747	~~any security right granted to the Collateral Agent to secure the Parallel Debt U.S. Obligations is granted~~
6748	~~to the Collateral Agent in its capacity of sole creditor of the Parallel Debt U.S. Obligations.~~

6749	(b) Parallel Debt Foreign Obligations.

6750	(i) For the purpose of any Foreign Security Document governed by Dutch law, each
6751	Foreign Subsidiary Borrower hereby irrevocably and unconditionally undertakes to pay as a separate and
6752	independent obligation to the Collateral Agent amounts equal to the aggregate amount payable
6753	(verschuldigd) to any of the Secured Parties under or pursuant to its Foreign Obligations (these payment
6754	undertakings to the Collateral Agent hereinafter collectively referred to as the “Parallel Debt Foreign
6755	Obligations”). The Parallel Debt Foreign Obligations will be payable in the currency or currencies of the
6756	relevant Foreign Obligations.

6757	(ii) The Parallel Debt Foreign Obligations will become due and payable (opeisbaar)
6758	immediately upon the Collateral Agent’s first demand, which may be made at any time, as and when one
6759	or more of the Foreign Obligations becomes due and payable.

6760	(iii) Each of the parties to this Agreement hereby acknowledges that (A) the Parallel
6761	Debt Foreign Obligations constitute undertakings, obligations and liabilities of the Foreign Subsidiary
6762	Borrowers to the Collateral Agent which are transferable, separate and independent from, and without
6763	prejudice to, the corresponding Foreign Obligations and (B) the Parallel Debt Foreign Obligations
6764	represent the Collateral Agent’s own separate claims to receive payment of the Parallel Debt Foreign
6765	Obligations from the Foreign Subsidiary Borrowers, it being understood that the amounts which may
6766	become due and payable by the Foreign Subsidiary Borrowers under or pursuant to the Parallel Debt
6767	Foreign Obligations from time to time shall never exceed the aggregate amount which is payable under
6768	the Foreign Obligations from time to time.

6769	(iv) For the avoidance of doubt, each of the parties to this Agreement confirms that
6770	the claims of the Collateral Agent against each of the Foreign Subsidiary Borrowers in respect of the
6771	Parallel Debt Foreign Obligations and the claims of any or more of the Secured Parties against the
6772	Foreign Subsidiary Borrowers under or pursuant to the Foreign Obligations payable to such Secured
6773	Parties do not constitute common property (een gemeenschap) within the meaning of Section 3:166 of the
6774	DCC and that the provisions relating to such common property shall not apply. If, however, it shall be
6775	held that such claims of the Collateral Agent and such claims of any one or more of the Secured Parties
6776	do constitute such common property and such provisions do apply, the parties to this Agreement agree
6777	that this Agreement shall constitute the administration agreement (beheersregeling) within the meaning of
6778	Section 3:168 of the DCC.

6779	(v) For the avoidance of doubt, the parties hereto confirm that this Agreement is not
6780	to be construed as an agreement as referred to in Section 6:16 of the DCC and that Section 6:16 of the
6781	DCC shall not apply.

6782	(vi) To the extent the Collateral Agent irrevocably (onaantastbaar) receives any
6783	amount in payment of the Parallel Debt Foreign Obligations, the Collateral Agent shall distribute such
6784	amount among the Secured Parties in accordance with Section 2.18 and upon irrevocable (onaantastbaar)
6785	receipt of such amount, the Foreign Obligations shall be reduced by an amount equal to such amount in
6786	the manner as if such amount were received as a payment of the Foreign Obligations on the date of
6787	receipt by the Collateral Agent of such amount.

6788	(vii) To the extent the Collateral Agent or Administrative Agent irrevocably
6789	(onaantastbaar) receives any amount in payment of the Foreign Obligations, the Collateral Agent shall
6790	distribute such amount among the Secured Parties in accordance with Section 2.18 and upon irrevocable
6791	(onaantastbaar) receipt of such amount, the Parallel Debt Foreign Obligations shall be reduced by an
6792	amount equal to such amount in the manner as if such amount were received as a payment of the Parallel
6793	Debt Foreign Obligations on the date of receipt by the Secured Party of such amount.

6794	(viii) For the purpose of any Foreign Security Document governed by Dutch law, the
6795	Collateral Agent acts in its own name and on behalf of itself but for the benefit of the Secured Parties and
6796	any security right granted to the Collateral Agent to secure the Parallel Debt Foreign Obligations is
6797	granted to the Collateral Agent in its capacity of sole creditor of the Parallel Debt Foreign Obligations.

6798	SECTION 10.19 No Novation. Nothing in this Agreement or the Replacement Facility
6799	Amendment shall be deemed to be a substitution or novation of ~~any~~the obligations ~~(under and as defined~~
6800	~~in the Existing Credit Agreement) or under any other Loan Document (as defined in the Existing Credit~~
6801	~~Agreement)~~.outstanding under the Security Documents or the other Loan Documents or instruments
6802	securing the same, which shall remain in full force and effect, except to any extent modified hereby or by
6803	instruments executed concurrently herewith.

6804	~~SECTION 10.20 Release of Cequent Group. Notwithstanding anything to the contrary~~
6805	~~in this Agreement or any other Loan Document, each Lender and each Loan Party agrees that upon the~~
6806	~~Restatement Date, (i) the liens and security interests granted by the Cequent Group pursuant to the Loan~~
6807	~~Documents (as defined in the Existing Credit Agreement) shall be automatically and irrevocably released~~
6808	~~and terminated, (ii) all Guarantees of the Obligations (as defined in the Existing Credit Agreement) by the~~
6809	~~Cequent Group under the Loan Documents (as defined in the Existing Credit Agreement) shall be~~
6810	~~automatically and irrevocably released and discharged, all without any further action being required to~~
6811	~~effectuate the foregoing, (iii) the Administrative Agent will, at the Parent Borrower’s expense, execute~~
6812	~~and deliver such releases, terminations, certificates, instruments, notices, agreements and documents as~~
6813	~~the Parent Borrower may reasonably request in order to evidence the termination of the liens and security~~
6814	~~interests granted by the Cequent Group pursuant to the Loan Documents (as defined in the Existing Credit~~
6815	~~Agreement), (iv) the Administrative Agent or its designee will be authorized to file UCC termination~~
6816	~~statements, releases in respect of the recordation of the security interests in intellectual property, mortgage~~
6817	~~releases and fixture filing releases in real property records and any other releases or instruments of release~~
6818	~~and discharge in respect of the security interests granted by the Cequent Group pursuant to the Loan~~
6819	~~Documents (as defined in the Existing Credit Agreement), in each case, in order to terminate or evidence~~
6820	~~the termination of the liens and security interests granted by the Cequent Group pursuant to the Loan~~
6821	~~Documents (as defined in the Existing Credit Agreement), (v) the Administrative Agent will deliver to the~~
6822	~~Parent Borrower or its designee all certificated securities (together with related powers, if any) of the~~
6823	~~Cequent Group in the possession of the Administrative Agent and (vi) the Cequent Group will be released~~

6824	~~from the Loan Documents (as defined in the Existing Credit Agreement).~~SECTION 10.20
6825	Acknowledgement and Consent to Bail-In of EEA Financial
6826	Institutions. Notwithstanding anything to the contrary in any Loan Document or in any other agreement,
6827	arrangement or understanding among any such parties, each party hereto acknowledges that any liability
6828	of any EEA Financial Institution arising under any Loan Document may be subject to the Write-Down
6829	and Conversion Powers of an EEA Resolution Authority and agrees and consents to, and acknowledges
6830	and agrees to be bound by:

6831	(a) the application of any Write-Down and Conversion Powers by an EEA
6832	Resolution Authority to any such liabilities arising hereunder which may be payable to it by any party
6833	hereto that is an EEA Financial Institution; and

6834	(b) the effects of any Bail-In Action on any such liability, including, if applicable:

6835	(i) a reduction in full or in part or cancellation of any such liability;

6836	(ii) a conversion of all, or a portion of, such liability into shares or other
6837	instruments of ownership in such EEA Financial Institution, its parent entity, or a bridge
6838	institution that may be issued to it or otherwise conferred on it, and that such shares or
6839	other instruments of ownership will be accepted by it in lieu of any rights with respect to
6840	any such liability under this Agreement or any other Loan Document; or

6841	(iii) the variation of the terms of such liability in connection with the
6842	exercise of the Write-Down and Conversion Powers of any EEA Resolution Authority.

6843	SECTION 10.21 MIRE Events. Each of the parties hereto acknowledges and agrees
6844	that, solely in the event that there are any Mortgaged Properties at the time of any increase, extension or
6845	renewal of any of the Commitments or Loans (including the provision of Incremental Revolving
6846	Commitments or any other incremental credit facilities hereunder, but excluding (i) any continuation or
6847	conversion of borrowings, (ii) the making of any Revolving Loans or (iii) the issuance, renewal or
6848	extension of Letters of Credit) shall be subject to (and conditioned upon) delivery of all flood hazard
6849	determination certifications, acknowledgements and evidence of flood insurance and other flood-related
6850	documentation with respect to such Mortgaged Properties as required by Flood Laws and as otherwise
6851	reasonably requested by the Administrative Agent or the Lenders (through the Administrative Agent).

6852	IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly
6853	executed by their respective authorized officers as of the day and year first above written.

6854	TRIMAS CORPORATION,

6855	By:
6856		Name:
6857		Title:

6858	TRIMAS COMPANY LLC,

6859	By:
6860		Name:
6861		Title:
6862

[Signature Page to Credit Agreement]

6863
6864	JPMORGAN CHASE BANK, N.A., individually and as
6865	Administrative Agent,

6866	By:
6867	Name: Krys Szremski
6868	Title: Vice President
6869

[Signature Page to Credit Agreement]

6870
6871	LENDER SIGNATURE PAGE TO
6872	THE CREDIT AGREEMENT

6873	Name of Lender,

6874	By:
6875		Name:
6876		Title:

6877	For any Lender requiring a second signature line:

6878	By:
6879		Name:
6880		Title:
6881
6882
6883
6884

[Signature Page to Credit Agreement]